Registration Nos:         33-59216
                                                                       811-7556

                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    / X /

           Pre-Effective Amendment No.                                     /   /

           Post-Effective Amendment No. 31                                 / X /

                                  and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            / X /

           Amendment No. 32                                                / X /
                        (Check appropriate box or boxes)

                        LIBERTY VARIABLE INVESTMENT TRUST
                (Exact Name of Registrant as Specified in Charter)

                 One Financial Center, Boston, Massachusetts 02111
                      (Address of Principal Executive Offices)

                                     617-426-3750
             (Registrant's Telephone Number, including Area Code)

Name and Address of
Agent for Service                                     Copy to

David Rozenson, Esq.                                  John M. Loder, Esq.
Liberty Funds Group LLC                               Ropes & Gray
One Financial Center                                  One International Place
Boston, MA  02111                                     Boston, MA  02110-2624

                                                      Cameron S. Avery, Esq.
                                                      Bell, Boyd & Lloyd LLC
                                                      70 West Madison Street
                                                      Suite 3300
                                                      Chicago, IL 60602-4207

It is proposed that this filing will become effective (check appropriate box):

/     /         Immediately upon filing pursuant to paragraph (b).

/  X  /         On May 1, 2004 pursuant to paragraph (b).

/     /         60 days after filing pursuant to paragraph (a)(1).

/     /         on (date) pursuant to paragraph (a)(1).

/     /         75 days after filing pursuant to paragraph (a)(2).

/     /         on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/     /         this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                        LIBERTY VARIABLE INVESTMENT TRUST

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
                    COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
                  COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES
                COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES
                      LIBERTY EQUITY FUND, VARIABLE SERIES
                  LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES
                   LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES
                   LIBERTY SELECT VALUE FUND, VARIABLE SERIES
                       NEWPORT TIGER FUND, VARIABLE SERIES

The Funds listed above are referred to collectively as the "Funds."

                SUPPLEMENT TO THE PROSPECTUSES DATED MAY 1, 2004

     Columbia Management Advisors, Inc. ("Columbia Management"), the Fund's advisor, and Columbia Funds Distributor, Inc. ("CFD") the distributor of the Fund's shares, and certain of their affiliates (collectively, "Columbia") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. Columbia has not uncovered any instances where Columbia Management or CFD were knowingly involved in late trading of mutual fund shares.

     On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia Management and CFD, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia Management and CFD alleging that Columbia Management and CFD had violated certain New York anti-fraud statutes. If either Columbia Management or CFD is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia Management, CFD or any company that is an affiliated person of Columbia Management and CFD from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia Management and CFD that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia Management and CFD entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia Management and CFD agreed, inter alia, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia Management and CFD to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia Management's and CFD's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, Columbia has agreed to reduce mutual fund fees by $80 million over a five-year period.

     As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds.

                                                            May 1, 2004

                       LIBERTY VARIABLE INVESTMENT TRUST


PROSPECTUS DATED MAY 1, 2004


COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES
COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

LIBERTY EQUITY FUND, VARIABLE SERIES

LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES
LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES
LIBERTY SELECT VALUE FUND, VARIABLE SERIES
NEWPORT TIGER FUND, VARIABLE SERIES

[CLASS A AND B SHARES]

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS


THE TRUST                                                       3
-----------------------------------------------------------------
THE FUNDS                                                       4
-----------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Colonial Small Cap Value Fund, Variable Series..............    4
Colonial Strategic Income Fund, Variable Series.............   10
Columbia High Yield Fund, Variable Series...................   16
Columbia International Fund, Variable Series................   22
Columbia Real Estate Equity Fund, Variable Series...........   28
Liberty Equity Fund, Variable Series........................   34
Liberty Growth & Income Fund, Variable Series...............   40
Liberty S&P 500 Index Fund, Variable Series.................   46
Liberty Select Value Fund, Variable Series..................   52
Newport Tiger Fund, Variable Series.........................   58
TRUST MANAGEMENT ORGANIZATIONS                                 64
-----------------------------------------------------------------
The Trustees................................................   64
Investment Advisor..........................................   64
Portfolio Managers..........................................   64
Investment Sub-Advisor......................................   66
[Rule 12b-1 Plan............................................   66]
Mixed and Shared Funding....................................   66
OTHER INVESTMENT STRATEGIES AND RISKS                          67
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           69
-----------------------------------------------------------------
SHAREHOLDER INFORMATION                                        89
-----------------------------------------------------------------
Purchases and Redemptions...................................   89
How the Funds Calculate Net Asset Value.....................   89
Dividends and Distributions.................................   90
Tax Consequences............................................   90
[Other Class of Shares......................................   90]

                                   THE TRUST


Liberty Variable Investment Trust (Trust) includes ten separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund), Colonial Strategic Income Fund, Variable Series (Strategic Income Fund), Columbia High Yield Fund, Variable Series (High Yield Fund), Columbia International Fund, Variable Series (International Fund), Columbia Real Estate Equity Fund, Variable Series (Real Estate Fund), Liberty Equity Fund, Variable Series (Equity Fund), Liberty Growth & Income Fund, Variable Series (Growth & Income Fund), Liberty S&P 500 Index Fund, Variable Series (S&P 500 Fund), Liberty Select Value Fund, Variable Series (Select Value Fund) and Newport Tiger Fund, Variable Series (Tiger Fund). Columbia Management Advisors, Inc. (Columbia Management) is the investment advisor to the Funds. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of Bank of America Corporation (Bank of America).


Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. [This prospectus contains only Class A/B shares.]


The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Funds Distributor, Inc. (CFD). CFD is a direct wholly owned subsidiary of Columbia Management.



The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks. Small-cap stocks are stocks of companies with market capitalizations equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index ($3.1 billion as of March 31, 2004). When purchasing securities for the Fund, the Fund's investment advisor may choose securities of companies it believes are undervalued. The Fund may invest up to 10% of its assets in foreign securities.


             -------------------------------------------------------------------


              UNDERSTANDING VALUE INVESTING



              In managing the Fund, the advisor uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.

             -------------------------------------------------------------------

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.


Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.


Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        6.34%     18.88%      9.30%                39.30%
                                                        -6.12%
                        1999       2000       2001       2002       2003


                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +19.23%
                                                          Worst quarter: 3rd quarter 2002, -16.36%



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003



                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                               5/19/98             39.30           12.56             8.33
-----------------------------------------------------------------------------------------------------
S&P 600/Barra Value Index (%)             N/A                 40.06           11.03             7.45(1)


(1)  Performance information is from May 31, 1998.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS A
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.41
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.21



(1) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, other expenses for Class A shares would be 0.30% and total annual fund operating expenses for Class A shares would be 1.10%. This arrangement may be modified or terminated by the advisor at any time.



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:


     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $123                  $384                   $665                   $1,466

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES


CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)


                                  (BAR CHART)

                        6.34%     18.88%      9.20%                39.34%
                                                        -6.14%
                        1999       2000       2001       2002       2003


                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +19.36%
                                                          Worst quarter: 3rd quarter 2002, -16.36%



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003



                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                39.34           12.54(1)          8.31(1)
--------------------------------------------------------------------------------------------------
S&P 600/Barra Value Index (%)                              40.06           11.03             7.45(2)



(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of share. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 19, 1998, and Class B shares were initially offered on June 1, 2000.



(2)  Performance information is from May 31, 1998.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS B
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.41
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.46



(1) The Fund's advisor and distributor have voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.00%, other expenses for Class B shares would be 0.30% and total annual fund operating expenses for Class B shares would be 1.10%. This arrangement may be modified or terminated by the advisor or distributor at any time.



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $149                  $462                   $797                   $1,746

                COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:


     - debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S. government agencies;



     - debt securities issued by foreign governments and foreign companies, including securities issued in emerging market countries; and


     -  lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

     -  rated BB through D by Standard & Poor's;

     -  rated Ba through C by Moody's Investors Service, Inc.;

     -  comparably rated by another nationally recognized rating service; or


     -  unrated and believed by the advisor to be comparable in quality.


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES


Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.



Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of mortgage-backed securities may be difficult to predict and result in greater volatility.



Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.



Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.


Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.


Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Lehman Brothers Government/Credit Bond Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.



CALENDAR YEAR TOTAL RETURNS (CLASS A)


                                  (BAR CHART)

                       18.30%      9.83%      9.11%      6.03%      1.78%      0.16%      3.68%      8.41%     18.54%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003


                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +7.22%
                                                          Worst quarter: 2nd quarter 2001, -1.56%



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003



                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                                7/5/94             18.54           6.32             7.93
-----------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)            N/A              4.67           6.66             7.84(1)



(1)  Performance information is from July 5, 1994.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS A
Management fee (%)                                         0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (%)                                         0.15
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.80



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $82                   $255                   $444                    $990

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES


CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)



                                  (BAR CHART)

                       18.30%      9.83%      9.11%      6.03%      1.78%      0.07%      3.54%      8.08%     18.43%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003



                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +7.23%
                                                          Worst quarter: 2nd quarter 2001, -1.56%



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003



                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                18.43           6.18(1)          7.86(1)
--------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)                          4.67           6.66             7.84(2)



(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.



(2)  Performance information is from July 5, 1994.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS B
Management fee (%)                                         0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (%)                                         0.15
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.05



(1) The Fund's advisor and distributor have voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00%. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.20% and total annual fund operating expenses for Class B shares would be 1.00%. This arrangement may be modified or terminated by the advisor or distributor at any time.



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $107                  $334                   $579                   $1,283

                   COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yielding corporate debt securities, such as bonds, debentures and notes, that are rated below investment grade, i.e., BB or lower by Standard & Poor's (S&P), Ba or lower by Moody's Investors Service, Inc. (Moody's), or unrated securities which the Fund's investment advisor has determined to be of comparable quality. Such lower rated securities are commonly referred to as "junk bonds." The Fund invests primarily in lower-rated securities that are considered to be "upper tier," which means securities that are rated BB or B by S&P or Ba or B by Moody's. No more than 10% of the Fund's total assets will normally be invested in securities rated CCC or lower by S&P or Caa or lower by Moody's.

While credit ratings are an important factor in evaluating lower-rated securities, the advisor also considers a variety of other factors when selecting portfolio securities for the Fund. These factors may include the issuer's experience and managerial strength, its changing financial condition, its borrowing requirements and debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Because of the number of considerations involved in investing in lower-rated debt securities, the success of the Fund in achieving its investment goals may be more dependent upon the advisor's credit analysis than would be the case if the Fund invested in higher-quality debt securities.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the advisor's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.


As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES


Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.


Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.


Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Merrill Lynch U.S. High Yield, Cash Pay Only Index (Merrill Lynch High Yield Index), an unmanaged index of non-investment-grade corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.



CALENDAR YEAR TOTAL RETURNS (CLASS A) (1)


                                  (BAR CHART)

                        0.56%      3.66%      6.18%      2.74%     12.37%
                        1999       2000       2001       2002       2003



                                                          For the periods shown in bar chart:
                                                          Best quarter: 1st quarter 2001, +4.60%
                                                          Worst quarter: 3rd quarter 1999, -1.71%



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003 (1)



                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class A (%)                                                12.37           5.03             5.95
--------------------------------------------------------------------------------------------------
Merrill Lynch High Yield Index (%)                         27.23           5.47             5.00(2)



(1) The returns of Class A shares of the Fund include the returns of shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. The Galaxy VIP Columbia High Yield Fund II shares were initially offered on March 3, 1998 and Class A shares of the Fund were initially offered on April 14, 2003.



(2)  Performance information is from March 3, 1998.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS A
Management fee (1) (%)                                     0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.31
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               0.91



(1) Management fee has been restated to reflect the discontinuance of the administration fee for the Fund effective November 1, 2003.



(2) The Fund's advisor has voluntarily agreed to waive 0.27% of other expenses. If this waiver were reflected in the table, other expenses for Class A shares would be 0.04% and total annual fund operating expenses for Class A shares would be 0.64%. This arrangement may be modified or terminated by the advisor at any time.



(3) Other expenses have been restated to reflect current contractual rates in effect.



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:


     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $ 93                 $  290                 $  504                  $1,120

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES


CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)


                                  (BAR CHART)

                        0.56%      3.66%      6.18%      2.74%     12.32%
                        1999       2000       2001       2002       2003


                                                      For the periods shown in
                                                      bar chart:

                                                      Best quarter: 1st quarter
                                                      2001, +4.60%
                                                      Worst quarter: 3rd quarter
                                                      1999, -1.71%


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003 (1)



                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                12.32           5.02              5.94
--------------------------------------------------------------------------------------------------
Merrill Lynch High Yield Index (%)                         27.23           5.47              5.00(2)



(1) The returns of Class B shares of the Fund include the returns of shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between the predecessor shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. The Galaxy VIP Columbia High Yield Fund II shares were initially offered on March 3, 1998 and Class B shares of the Fund were initially offered on April 14, 2003.



(2)  Performance information is from March 3, 1998.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS B
Management fee (1) (%)                                     0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (2) (%)              0.25
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.31
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               1.16



(1) Management fee has been restated to reflect the discontinuance of the administration fee for the Fund effective November 1, 2003.



(2) The Fund's advisor has voluntarily agreed to waive 0.27% of other expenses and the distributor has voluntarily agreed to waive 0.19% of the 12b-1 fee. If these waivers were reflected in the table, the 12b-1 fee for Class B shares would be 0.06%, other expenses for Class B shares would be 0.04% and total annual fund operating expenses for Class B shares would be 0.70%. These arrangements may be modified or terminated by the advisor or the distributor at any time.



(3) Other expenses have been restated to reflect current contractual rates in effect.



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $118                  $368                   $638                   $1,409

                  COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, the Fund invests primarily in equity securities of growth companies located outside the United States. The Fund may invest in equity securities located in any foreign country, including emerging market countries. The Fund may invest in companies of any size, including small capitalization (small-cap) stocks. The Fund may also invest in high-quality foreign government debt securities. The Fund generally diversifies its holdings across several different countries and regions.


The Fund may invest up to 10% of its assets in shares of other investment companies. Investing in investment companies may involve payment of duplicate fees because the Fund, as a shareholder, will indirectly pay a portion of the other investment company's expenses.


As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.


Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.


Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES


Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.



Market timers. Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and to discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.


Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.


Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.



As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Morgan Stanley Capital International All Country World ex-US Index (MSCI AC World ex US Index), an unmanaged index of global stock market performance excluding the United States. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.



CALENDAR YEAR TOTAL RETURNS (CLASS A)


                                  (BAR CHART)

                        5.85%      5.61%                12.96%     40.58%                                      35.54%
                                             -3.27%                           -18.47%    -24.35%    -13.35%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003


                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1999, +23.31%
                                                          Worst quarter: 1st quarter 2001, -17.62%



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003



                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                                5/2/94             35.54           0.36             1.63
-----------------------------------------------------------------------------------------------------
MSCI AC World ex US Index (%)             N/A                 41.38           1.54             4.20(1)



(1)  Performance information is from April 30, 1994.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS A
Management fee (%)                                         0.90
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.25
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.15



(1) The Fund's advisor has voluntarily agreed to waive 0.21% of other expenses. If this waiver were reflected in the table, other expenses for Class A shares would be 0.04% and total annual fund operating expenses for Class A shares would be 0.94%. This arrangement may be modified or terminated by the advisor at any time.



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:


     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $117                  $365                   $633                   $1,398

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES


CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)


                                  (BAR CHART)

                        5.85%      5.61%                12.96%     40.58%                                      35.21%
                                             -3.27%                           -18.47%    -24.35%    -13.56%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003


                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1999, +23.31%
                                                          Worst quarter: 1st quarter 2001, -17.62%



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003



                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                35.21           0.26(1)          1.58(1)
--------------------------------------------------------------------------------------------------
MSCI AC World ex US Index (%)                              41.38           1.54             4.20(2)



(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 2, 1994, and Class B shares were initially offered on June 1, 2000.



(2)  Performance information is from April 30, 1994.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS B
Management fee (%)                                         0.90
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.25
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.25
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.40



(1) The Fund's advisor has voluntarily agreed to waive 0.21% of other expenses. If this waiver were reflected in the table, other expenses for Class B shares would be 0.04% and total annual fund operating expenses for Class B shares would be 1.19%. This arrangement may be modified or terminated by the advisor at any time.



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $143                  $443                   $766                   $1,680

               COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks, with equal emphasis, capital appreciation and above-average current income by investing primarily in the equity securities of companies in the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities, primarily common stocks, of companies principally engaged in the real estate industry, primarily real estate investment trusts (REITs). The Fund invests primarily in the securities of U.S. companies.

In selecting portfolio securities for the Fund, the Fund's investment advisor focuses on total return, with an emphasis on growth companies that offer both a strong balance sheet and a dividend yield exceeding that of the Standard & Poor's 500 Index (S&P 500 Index). The Fund's holdings are diversified across several geographic regions and types of real estate.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.


As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.


The Fund may invest in real estate investment trusts (REITs). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.


Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

Real estate securities generally. Although the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, changes in neighborhood values, and changes in interest rates. These risks may be more significant to the extent that the Fund's investments are concentrated in a particular geographic region.

Concentration risk. Because the Fund normally invests at least 80% of its assets in companies principally engaged in the real estate industry, it will be significantly more vulnerable to factors adversely affecting that industry than funds that invest in a broader range of industries.


Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.



An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of broad measures of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the National Association of Real Estate Investment Trusts Index (NAREIT Index), an unmanaged index that reflects performance of all publicly traded equity REITs. The Fund's returns are also compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.



CALENDAR YEAR TOTAL RETURNS (CLASS A) (1)


                                  (BAR CHART)

                                  28.57%      4.68%      2.57%     33.69%
                       -4.13%
                        1999       2000       2001       2002       2003


                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +11.63%
                                                          Worst quarter: 3rd quarter 2002, -10.52%



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003 (1)



                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class A (%)                                                33.69           12.09            8.39
--------------------------------------------------------------------------------------------------
NAREIT Index (%)                                           37.13           14.35            8.95(2)
--------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                          28.68           -0.57            2.42(3)



(1) The returns of Class A shares of the Fund include the returns of shares of the Galaxy VIP Columbia Real Estate Equity Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. The Galaxy VIP Columbia Real Estate Equity Fund II shares were initially offered on March 3, 1998 and Class A shares of the Fund were initially offered on April 14, 2003.



(2)  Performance information is from February 28, 1998.



(3)  Performance information is from March 3, 1998.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS A
Management fee (1) (%)                                     0.84
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  2.94
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               3.78



(1)  The Fund pays a management fee of 0.75% and an administration fee of 0.09%.



(2) The Fund's advisor has voluntarily agreed to waive 0.90% of other expenses. If this waiver were reflected in the table, other expenses for Class A shares would be 2.04% and total annual fund operating expenses for Class A shares would be 2.88%. This arrangement may be modified or terminated by the advisor at any time.



(3) Other expenses have been restated to reflect current contractual rates in effect.



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:


     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $380                 $1,155                 $1,948                  $4,019

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES


CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)


                                  (BAR CHART)

                                  28.57%      4.68%      2.57%     33.58%
                       -4.13%
                        1999       2000       2001       2002       2003


                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +11.59%
                                                          Worst quarter: 3rd quarter 2002, -10.52%



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003 (1)



                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                33.58           12.07            8.38
--------------------------------------------------------------------------------------------------
NAREIT Index (%)                                           37.13           14.35            8.95(2)
--------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                          28.68           -0.57            2.42(3)



(1) The returns of Class B shares of the Fund include the returns of shares of the Galaxy VIP Columbia Real Estate Equity Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between the predecessor shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. The Galaxy VIP Columbia Real Estate Equity Fund II shares were initially offered on March 3, 1998 and Class B shares of the Fund were initially offered on April 14, 2003.



(2)  Performance information is from February 28, 1998.



(3)  Performance information is from March 3, 1998.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS B
Management fee (1) (%)                                     0.84
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.25
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  2.94
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               4.03



(1)  The Fund pays a management fee of 0.75% and an administration fee of 0.09%.



(2) The Fund's advisor has voluntarily agreed to waive 0.90% of other expenses. If this waiver were reflected in the table, other expenses for Class B shares would be 2.04% and total annual fund operating expenses for Class B shares would be 3.13%. This arrangement may be modified or terminated by the advisor at any time.



(3) Other expenses have been restated to reflect current contractual rates in effect.



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:


     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $405                 $1,227                 $2,064                  $4,231

                      LIBERTY EQUITY FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing in companies that the Fund's investment advisor believes have above-average earnings potential.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broadly diversified portfolio of equity securities issued by U.S. companies, primarily common stocks and securities that can be converted into common stocks.

The Fund invests mainly in companies which the advisor believes will have faster earnings growth than the economy in general. The advisor looks for large-capitalization (large-cap) companies (generally over $2 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The advisor seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.

From time to time, the Fund may emphasize particular market sectors, such as financial services, health care and technology, in attempting to achieve its investment goal.

The Fund may sell a security when there is an adverse change in the projected earnings growth of the company issuing the security. A security may also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS LIBERTY EQUITY FUND, VARIABLE SERIES


Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.


Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY EQUITY FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.



CALENDAR YEAR TOTAL RETURNS (CLASS A) (1)


                                  (BAR CHART)

                        3.47%     26.75%     21.49%     27.74%     23.52%     27.18%                                      24.14%
                                                                                         -1.82%     -18.17%    -27.64%
                        1994       1995       1996       1997       1998       1999       2000       2001       2002       2003




                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +25.67%
                                                          Worst quarter: 3rd quarter 2002, -18.19%



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003 (1)



                                                           1 YEAR         5 YEARS         10 YEARS
Class A (%)                                                24.14           -1.70            8.72
--------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                          28.68           -0.57           11.07



(1) The returns of Class A shares of the Fund include the returns of shares of the Galaxy VIP Equity Fund, the predecessor to the Fund, for periods prior to April 14, 2003. The Galaxy VIP Equity Fund shares were initially offered on January 11, 1993 and Class A shares of the Fund were initially offered on April 14, 2003.

THE FUNDS LIBERTY EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS A
Management fee (1)(2) (%)                                  0.82
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (3)(4) (%)                                  0.14
-----------------------------------------------------------------
Total annual fund operating expenses (3) (%)               0.96



(1)  The Fund pays a management fee of 0.75% and an administrative fee of 0.07%.



(2) Management fee has been restated to reflect contractual changes to the administration fee for the Fund effective November 1, 2003.



(3) The Fund's advisor has voluntarily agreed to waive 0.02% of other expenses. If this waiver were reflected in the table, other expenses for Class A shares would be 0.12% and total annual fund operating expenses for Class A shares would be 0.94%. This arrangement may be modified or terminated by the advisor at any time.



(4) Other expenses have been restated to reflect current contractual rates in effect.



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $98                   $306                   $531                   $1,178

THE FUNDS LIBERTY EQUITY FUND, VARIABLE SERIES


CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)


                                  (BAR CHART)

                        3.47%     26.75%     21.49%     27.74%     23.52%     27.18%                                      24.12%
                                                                                         -1.82%     -18.17%    -27.64%
                        1994       1995       1996       1997       1998       1999       2000       2001       2002       2003




                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +25.67%
                                                          Worst quarter: 3rd quarter 2002, -18.19%



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003 (1)



                                                           1 YEAR         5 YEARS         10 YEARS
Class B (%)                                                24.12           -1.70            8.72
--------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                          28.68           -0.57           11.07



(1) The returns of Class B shares of the Fund include the returns of shares of the Galaxy VIP Equity Fund, the predecessor to the Fund, for periods prior to April 14, 2003. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between the predecessor shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. The Galaxy VIP Equity Fund shares were initially offered on January 11, 1993 and Class B shares of the Fund were initially offered on April 14, 2003.

THE FUNDS LIBERTY EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS B
Management fee (1)(2) (%)                                  0.82
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.25
-----------------------------------------------------------------
Other expenses (3)(4) (%)                                  0.14
-----------------------------------------------------------------
Total annual fund operating expenses (3) (%)               1.21



(1)  The Fund pays a management fee of 0.75% and an administrative fee of 0.07%.



(2) Management fee has been restated to reflect contractual changes to the administration fee for the Fund effective November 1, 2003.



(3) The Fund's advisor has voluntarily agreed to waive 0.02% of other expenses. If this waiver were reflected in the table, other expenses for Class B shares would be 0.12% and total annual fund operating expenses for Class B shares would be 1.19%. This arrangement may be modified or terminated by the advisor at any time.



(4) Other expenses have been restated to reflect current contractual rates in effect.



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $123                  $384                   $665                   $1,466

                 LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization (large-cap) stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.


Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Value Index. As of March 31, 2004, that index included companies with capitalizations between approximately $670.3 million and $273.2 billion. All market capitalizations are determined at the time of purchase.


In selecting debt securities for the Fund, the advisor may invest in:

     -  debt securities that are convertible into common stock;

     - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

     -  debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES


Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.


Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.



Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.



CALENDAR YEAR TOTAL RETURNS (CLASS A)


                                  (BAR CHART)

                       29.70%     21.84%     32.23%     20.15%     12.00%      3.60%                           19.79%
                                                                                         -0.60%     -21.95%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003


                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +21.79%
                                                          Worst quarter: 3rd quarter 2002, -20.41%



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003



                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                                7/5/94             19.79            1.52           11.57
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A             28.68           -0.57           12.04(1)



(1)  Performance information is from July 5, 1994.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS A
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.09
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               0.89



(1) The Fund's advisor has voluntarily agreed to waive and reimburse 0.11% of the expenses incurred by the Fund. If this waiver and reimbursement were reflected in the table, the management fee for Class A shares would be 0.78%, other expenses for Class A shares would be 0.00% and total annual fund operating expenses for Class A shares would be 0.78%. This arrangement may be modified or terminated by the advisor at any time.



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:


     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $91                   $284                   $493                   $1,096

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES


CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)


                                  (BAR CHART)

                       29.70%     21.84%     32.23%     20.15%     12.00%      3.43%                           19.66%
                                                                                         -0.65%     -22.06%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003


                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +21.79%
                                                          Worst quarter: 3rd quarter 2002, -20.38%



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003



                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                19.66            1.43(1)        11.52(1)
--------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                          28.68           -0.57           12.04(2)



(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.



(2)  Performance information is from July 5, 1994.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS B
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.09
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.14



(1) The Fund's advisor has voluntarily agreed to waive and reimburse 0.11% of the expenses incurred by the Fund and the distributor has voluntarily agreed to waive 0.02% of the 12b-1 fee. If these waivers and reimbursement were reflected in the table, the management fee for Class B shares would be 0.78%, the 12b-1 fee for Class B shares would be 0.23%, other expenses for Class B shares would be 0.00% and total annual fund operating expenses for Class B shares would be 1.01%. These arrangements may be modified or terminated by the advisor or the distributor at any time.



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $116                  $362                   $628                   $1,386

                  LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund employs a passive management strategy designed to match, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500(R) Index)(1), which is comprised of 500 widely held, large capitalization (large-cap) U.S. stocks. The Fund invests at least 80% of its assets in the stocks that make up the S&P 500 Index. The Fund may also invest in stock index futures and options.


Although a security may be included in the S&P 500 Index, the sub-advisor may exclude or remove the security if adverse market conditions exist.


The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.


Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the S&P 500 Index. As of March 31, 2004, that index included companies with capitalizations between approximately $921.4 million and $307.1 billion. All market capitalizations are determined at the time of purchase.


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the Portfolio Manager's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds. As an index fund, the Fund will seek to match the performance of the S&P 500 Index even when the value of the S&P 500 Index is falling.


(1) "Standard & Poor's(R)" and "S&P 500(R) Index" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Columbia Funds Distributor, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's.

THE FUNDS LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Tracking Error Risk. There are several reasons that the Fund's performance may not track the performance of the S&P 500 Index exactly:
     - Unlike the S&P 500 Index, the Fund incurs administrative expenses and transaction costs in trading stocks.
     - The composition of the S&P 500 Index and the stocks held by the Fund may occasionally diverge.

The timing and magnitude of cash inflows from investors buying shares could create large balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require large ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the "fully invested" S&P 500 Index.

Futures and Options Risk. Risks associated with derivatives include but are not limited to:
     - the risk that the derivative will not correlate well with the security for which it is acting as a substitute;
     - the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and
     - the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.



CALENDAR YEAR TOTAL RETURNS (CLASS A)


                                  (BAR CHART)

                                             27.80%
                       -11.98%    -22.55%
                        2001       2002       2003


                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +15.26%
                                                          Worst quarter: 3rd quarter 2002, -17.27%



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003



                                                                                           LIFE OF
                                                     INCEPTION DATE         1 YEAR         THE FUND
Class A (%)                                             5/30/00             27.80            -5.22
---------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                       N/A                 28.68            -4.36(1)



(1)  Performance information is from May 30, 2000.

THE FUNDS LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS A
Management fee (%)                                         0.40
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (%)                                         0.32
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.72



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $74                   $230                   $401                    $894

THE FUNDS LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES


CALENDAR YEAR TOTAL RETURNS (CLASS B)


                                  (BAR CHART)

                                             27.68%
                       -12.07%    -22.75%
                        2001       2002       2003


                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +15.16%
                                                          Worst quarter: 3rd quarter 2002, -17.41%



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003



                                                                                           LIFE OF
                                                     INCEPTION DATE         1 YEAR         THE FUND
Class B (%)                                             5/30/00             27.68            -5.33
---------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                       N/A                 28.68            -4.36(1)



(1)  Performance information is from May 30, 2000.

THE FUNDS LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS B
Management fee (%)                                         0.40
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (%)                                         0.32
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               0.97



(1) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class B shares so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75%. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.03% and total annual fund operating expenses for Class B shares would be 0.75%. This arrangement may be modified or terminated by the distributor at any time.



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $99                   $309                   $536                   $1,190

                   LIBERTY SELECT VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests primarily in mid-capitalization (mid-cap) stocks.

In managing the Fund, the Fund's investment advisor uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.


Mid-cap stocks are stocks of mid-size companies that have market capitalizations similar in size to those companies in the Russell Midcap(R) Value Index. As of March 31, 2004, that index included companies with capitalizations between approximately $670.3 million and $17.7 billion. All market capitalizations are determined at the time of purchase.


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Beginning in 2004, the Fund's benchmark was changed to the Russell Midcap(R) Value Index (Russell Index), an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Previously, the Fund's returns were compared to the Standard & Poor's MidCap 400 Index (S&P 400 Index), an unmanaged index that tracks the performance of middle-capitalization U.S. stocks. The advisor believes that the Russell Index, because of its greater emphasis on companies with lower-price-to book ratios and lower forecasted growth values, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year and for the life of the Fund periods are shown compared to the Russell Index, as well as the Fund's previous benchmark, the S&P 400 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.



CALENDAR YEAR TOTAL RETURNS (CLASS A)


                                  (BAR CHART)

                        3.55%                27.61%
                                  -11.07%
                        2001       2002       2003


                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 2003, +13.72%
                                                          Worst quarter: 3rd quarter 2002, -16.37%



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003



                                                                                           LIFE OF
                                                     INCEPTION DATE         1 YEAR         THE FUND
Class A (%)                                             5/30/00             27.61            7.78
---------------------------------------------------------------------------------------------------
Russell Index (%)                                       N/A                 38.07           11.99(1)
---------------------------------------------------------------------------------------------------
S&P 400 Index (%)                                       N/A                 35.62            7.77(1)



(1)  Performance information is from May 30, 2000.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS A
Management fee (%)                                         0.70
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (%)                                         0.25
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.95



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $97                   $303                   $525                   $1,166

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES


CALENDAR YEAR TOTAL RETURNS (CLASS B)


                                  (BAR CHART)

                        3.47%                27.44%
                                  -11.21%
                        2001       2002       2003


                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 2003, +13.73%
                                                          Worst quarter: 3rd quarter 2002, -16.39%



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003



                                                                                           LIFE OF
                                                     INCEPTION DATE         1 YEAR         THE FUND
Class B (%)                                             5/30/00             27.44            7.67
---------------------------------------------------------------------------------------------------
Russell Index (%)                                       N/A                 38.07           11.99(1)
---------------------------------------------------------------------------------------------------
S&P 400 Index (%)                                       N/A                 35.62            7.77(1)



(1)  Performance information is from May 30, 2000.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS B
Management fee (%)                                         0.70
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (%)                                         0.25
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.20



(1) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class B shares so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.15% and total annual fund operating expenses for Class B shares would be 1.10%. This arrangement may be modified or terminated by the distributor at any time.



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $122                  $381                   $660                   $1,455

                      NEWPORT TIGER FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the Tiger countries of Asia. The countries or regions in which the Fund invests include Hong Kong, Singapore, South Korea, Sri Lanka, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, the Fund's investment advisor typically purchases stocks of quality growth companies.


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.


Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES


Market timers. Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and to discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.



Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.



Because the Fund's investments are concentrated in the Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Morgan Stanley Capital International All Country Asia ex Japan Index (MSCI AC Asia ex Japan Index), an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan and taking into account local market restrictions on share ownership by foreigners. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.



CALENDAR YEAR TOTAL RETURNS (CLASS A)


                                  (BAR CHART)

                       11.73%                           68.01%                                      44.79%
                                  -31.14%    -6.43%                -15.63%    -18.48%    -16.96%
                        1996       1997       1998       1999       2000       2001       2002       2003





                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +37.93%
                                                          Worst quarter: 2nd quarter 1998, -28.81%



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003



                                            INCEPTION                                        LIFE OF
                                              DATE            1 YEAR         5 YEARS         THE FUND
Class A (%)                                 5/1/95            44.79           6.80             1.63
-----------------------------------------------------------------------------------------------------
MSCI AC Asia ex Japan Index (%)               N/A             46.98           6.68            -1.10(1)



(1)  Performance information is from April 30, 1995.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS A
Management fee (%)                                         0.90
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (%)                                         0.62
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   1.52



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:


     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $155                  $480                   $829                   $1,813

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES


CALENDAR YEAR TOTAL RETURNS (CLASS B)(1)


                                  (BAR CHART)

                       11.73%                           68.01%                                      45.19%
                                  -31.14%    -6.43%                -15.27%    -16.66%    -17.70%
                        1996       1997       1998       1999       2000       2001       2002       2003


                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +37.93%
                                                          Worst quarter: 2nd quarter 1998, -28.81%


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003


                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                45.19           7.23(1)          1.86(1)
--------------------------------------------------------------------------------------------------
MSCI AC Asia ex Japan Index (%)                            46.98           6.68            -1.10(2)



(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 1, 1995, and Class B shares were initially offered on June 1, 2000.



(2)  Performance information is from April 30, 1995.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS B
Management fee (%)                                         0.90
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.25
-----------------------------------------------------------------
Other expenses (%)                                         0.62
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   1.77



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:


     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $180                  $557                   $959                   $2,084

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, INC.

Columbia Management, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Management is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. Columbia Management is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of Bank of America. On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.



Columbia Management determines which securities and other instruments are purchased and sold for the Funds. Columbia Management may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia Management or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia Management will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia Management designates the S&P 500 Fund's Sub-Advisor, evaluates and monitors its performance and investment program, and recommends to the Board of Trustees whether their contract should be continued or modified and the addition or deletion of Sub-Advisors. Columbia Management also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.



For the 2003 fiscal year, aggregate advisory fees paid to Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund:



Colonial Small Cap Value Fund, Variable
Series                                                   0.80%
Colonial Strategic Income Fund, Variable
  Series                                                 0.65%
Columbia High Yield Fund, Variable Series                0.60%
Columbia International Fund, Variable Series             0.90%
Columbia Real Estate Equity Fund, Variable
  Series                                                 0.75%
Liberty Equity Fund, Variable Series                     0.74%
Liberty Growth & Income Fund, Variable Series            0.80%
Liberty S&P 500 Index Fund, Variable Series              0.40%
Liberty Select Value Fund, Variable Series               0.70%
Newport Tiger Fund, Variable Series                      0.90%



PORTFOLIO MANAGERS

--------------------------------------------------------------------------------


STEPHEN D. BARBARO, a vice president of Columbia Management, is the manager for the Small Cap Fund and has managed the Small Cap Fund since June, 2002. Mr. Barbaro has been associated with Columbia Management or its predecessors since 1976.



LAURA A. OSTRANDER, a senior vice president of Columbia Management, is the manager for the Strategic Income Fund and has managed or co-managed the Strategic Income Fund since September, 2000. Ms. Ostrander has been associated with Columbia Management or its predecessors since December, 1996.



JEFFREY L. RIPPEY, a senior vice president of Columbia Management, is the manager for the High Yield Fund and has managed or co-managed the High Yield Fund since it commenced operations in April, 2003. Mr. Rippey managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund,

TRUST MANAGEMENT ORGANIZATIONS


since it commenced operations in March, 1998. Mr. Rippey has been associated with Columbia Management or its predecessors since 1981.



JAMES M. MCALEAR, a vice president of Columbia Management, is the manager for the International Fund and has managed the International Fund since February, 2003. Mr. McAlear has been associated with Columbia Management or its predecessors since 1992.



DAVID W. JELLISON, a vice president of Columbia Management, is the manager for the Real Estate Fund and has managed the Real Estate Fund since it commenced operation in April, 2003. Mr. Jellison managed the Galaxy VIP Columbia Real Estate Equity Fund II, the predecessor to the Real Estate Fund, since it commenced operations in March, 1998. Mr. Jellison has been associated with Columbia Management or its predecessors since 1992.



PAUL J. BERLINGUET, co-head of the Large-Cap Growth Team of Columbia Management, is a co-manager for the Equity Fund and has co-managed the Equity Fund since October, 2003. Mr. Berlinguet has been associated with Columbia Management since October, 2003. Prior to joining Columbia Management in October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds. Prior to joining John Hancock Funds in April, 2001, Mr. Berlinguet was head of the Global Investment Team and a large-cap growth portfolio manager at Baring Asset Management.



EDWARD HICKEY, a vice president of Columbia Management, is a co-manager for the Equity Fund and has co-managed the Equity Fund since October, 2003. Mr. Hickey has been associated with Columbia Management or its predecessors since November, 1998.



BRIAN CUNNINGHAM, a vice president of Columbia Management, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since October, 2003. Mr. Cunningham has been associated with Columbia Management or its predecessors since 1987.



GREGORY M. MILLER, a senior vice president of Columbia Management, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since April, 2003. Mr. Miller has been associated with Columbia Management or its predecessors since 1985.



RICHARD DAHLBERG, a senior portfolio manager and head of Columbia Management's Large Cap Value Team, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since October, 2003. Mr. Dahlberg has been associated with Columbia Management since September, 2003. Prior to joining Columbia Management in September, 2003, Mr. Dahlberg managed value investments for the last 30 years, most recently with Grantham, Mayo, Van Otterloo & Co. LLC from November, 2001 to December, 2002 and with Pioneer Investment Management, Inc. from September, 1998 to November, 2001.



DANIEL K. CANTOR, a senior vice president of Columbia Management, is a co-manager for the Select Value Fund and has co-managed the Select Value Fund since August, 2000. Mr. Cantor has been associated with Columbia Management or its predecessors since 1985.



JEFFREY C. KINZEL, a senior vice president of Columbia Management, is a co-manager for the Select Value Fund and has co-managed the Select Value Fund since August, 2000. Mr. Kinzel has been associated with Columbia Management or its predecessors since 1991.



ERIC R. L. SANDLUND, a senior equity portfolio manager and vice president of Columbia Management, is the manager for the Tiger Fund and has managed or co-managed the Tiger Fund since August, 2002. Mr. Sandlund has been associated with Columbia Management or its predecessors since June, 2002. Prior to joining Columbia Management in June, 2002, Mr. Sandlund was managing director and chief investment officer, Asia Pacific, of Merrill Lynch Investment Managers (Merrill Lynch) in Singapore from January, 2000 to June, 2002. Prior to joining Merrill Lynch, he was a regional managing director and chief investment officer of Prudential Portfolio Managers (Asia) Limited in Hong Kong from 1994 to 1999.

TRUST MANAGEMENT ORGANIZATIONS


INVESTMENT SUB-ADVISOR

--------------------------------------------------------------------------------
SSGA FUNDS MANAGEMENT, INC.

SSgA Funds Management, Inc. (SSgA FM), the registered investment advisor of State Street Corporation, is the Sub-Advisor to the S&P 500 Fund.



Out of the management fees it receives from the S&P 500 Fund, Columbia Management pays SSgA FM a fee at the annual rate of $25,000 on average daily net assets up to $50 million and 0.05% on average daily net assets thereafter.


TOM O'BRIEN, a principal of SSgA FM, has managed the S&P 500 Fund since its inception in May, 2000. A more complete description of SSgA FM is included in the Statement of Additional Information.

[RULE 12B-1 PLAN
--------------------------------------------------------------------------------

Each Fund has adopted a plan under Rule 12b-1 that permits it to pay CFD marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for Class B shares. Distribution fees are paid out of the assets attributable to the Class B shares. The distributor has voluntarily agreed to waive a portion of the Class B distribution fee to the extent necessary to limit the Class B expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses, incurred by each of the following Funds to the following annual rates (as a percentage of Class B's average daily net assets):



Small Cap Fund                                              1.10%
Strategic Income Fund                                       1.00%
S&P 500 Fund                                                0.75%
Select Value Fund                                           1.10%



If, after reimbursing the distribution fee, Class B expenses are above the expense limit, Columbia Management will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit.



The distributor has also voluntarily agreed to waive the following portions of the Class B share distribution fee for the following Funds:



High Yield Fund                                             0.19%
Growth & Income Fund                                        0.02%


Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.]

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS


Each Fund's principal investment strategies and their associated risks are described under "The Funds--Principal Investment Strategies" and "The Funds--Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.


U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Strategic Income Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK
--------------------------------------------------------------------------------

(Strategic Income Fund, Growth & Income Fund, International Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.


ZERO COUPON BONDS
--------------------------------------------------------------------------------
(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

OTHER INVESTMENT STRATEGIES AND RISKS

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------

(All Funds) A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.


ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------

(All Funds) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.


(High Yield Fund, Real Estate Fund, Equity Fund) Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements.


Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information, except as noted below, has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. The information for the High Yield Fund, Real Estate Fund and Equity Fund for the years ended December 31, 2002, 2001, 2000 and 1999 is included in those Funds' financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by writing to CFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.


COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES


                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)            10.48      11.56      10.73       9.12       8.59
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.07       0.02       0.02       0.07       0.02
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                4.03      (0.73)      0.98       1.65       0.52
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     4.10      (0.71)      1.00       1.72       0.54
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.03)     (0.01)     (0.02)     (0.05)     (0.01)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.32)     (0.36)     (0.15)     (0.06)        --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.35)     (0.37)     (0.17)     (0.11)     (0.01)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                  14.23      10.48      11.56      10.73       9.12
------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)(d)                           39.30      (6.12)      9.30      18.88       6.34
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(e)                                        1.10       1.10       1.10       1.07       1.00
------------------------------------------------------------------------------------------------------
  Net investment income(e)                           0.59       0.18       0.22       0.76       0.23
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.11       0.04       0.22       0.82       2.66
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            55        125         56         54         74
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              10,738      7,893      9,361      7,616      3,817



(a) Per share data was calculated using average shares outstanding during the period.



(b) Total return at net asset value assuming all distributions reinvested.



(c) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.



(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES


                                                                                          PERIOD ENDED
                                                      YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                 2003          2002          2001           2000(A)
                                                Class B       Class B       Class B         Class B
                                                -------       -------       -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)         10.47         11.55         10.73            9.21
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                        0.07          0.02          0.02            0.06
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency             4.03         (0.73)         0.97            1.57
------------------------------------------------------------------------------------------------------
Total from Investment Operations                  4.10         (0.71)         0.99            1.63
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                     (0.03)        (0.01)        (0.02)          (0.05)
------------------------------------------------------------------------------------------------------
  From net realized gains                        (0.32)        (0.36)        (0.15)          (0.06)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders     (0.35)        (0.37)        (0.17)          (0.11)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)               14.22         10.47         11.55           10.73
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                        39.34         (6.14)         9.20           17.72(f)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA (%):
  Expenses(g)                                     1.10          1.10          1.10            1.10(h)
------------------------------------------------------------------------------------------------------
  Net investment income(g)                        0.54          0.18          0.22            1.01(h)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                            0.36          0.29          0.47            1.07(h)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         55           125            56              54
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)           58,730        12,080         9,020           3,469


(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested.


(d) Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced.


(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

FINANCIAL HIGHLIGHTS

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES


                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)              8.90       8.92       9.43      10.44      11.08
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.62       0.65       0.81(b)    0.97       0.95
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                 1.03       0.10      (0.46)(b)   (0.96)    (0.75)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.65       0.75       0.35       0.01       0.20
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                         (0.75)     (0.75)     (0.84)     (0.99)     (0.84)
------------------------------------------------------------------------------------------------------
  Return of capital                                     --      (0.02)     (0.02)     (0.03)        --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.75)     (0.77)     (0.86)     (1.02)     (0.84)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                    9.80       8.90       8.92       9.43      10.44
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                               18.54       8.41       3.68       0.16       1.78
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(e)                                         0.80       0.76       0.85       0.76       0.75
------------------------------------------------------------------------------------------------------
  Net investment income(e)                            6.42       7.16       8.42(b)    9.36       8.57
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             61         62         62         31         35
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              109,894    106,415    123,041    143,629    170,702


(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES


                                                                                          PERIOD ENDED
                                                      YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                 2003          2002          2001           2000(A)
                                                Class B       Class B       Class B         Class B
                                                -------       -------       -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)          8.89          8.91          9.41           10.24
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                        0.60          0.63          0.79(c)         0.56
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency             1.04          0.09         (0.46)(c)       (0.37)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                  1.64          0.72          0.33            0.19
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                     (0.73)        (0.72)        (0.81)          (0.99)
------------------------------------------------------------------------------------------------------
  Return of capital                                 --         (0.02)        (0.02)          (0.03)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders     (0.73)        (0.74)        (0.83)          (1.02)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                9.80          8.89          8.91            9.41
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                        18.43          8.08          3.54            1.92(g)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA (%):
  Expenses(h)                                     1.00          1.00          1.00            1.00(i)
------------------------------------------------------------------------------------------------------
  Net investment income(h)                        6.17          6.92          8.27(c)         9.39(i)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                            0.05          0.01          0.10            0.03(i)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         61            62            62              31
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)           55,825        32,407        19,481           3,579


(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.55% to 8.27%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d) Total return at net asset value assuming all distributions reinvested.


(e) Had the investment advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.


(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)  Annualized.

FINANCIAL HIGHLIGHTS

COLUMBIA HIGH YIELD FUND, VARIABLE SERIES(A)


                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             8.96       9.29       9.35       9.70      10.36
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                              0.56(b)    0.59       0.64(c)    0.69       0.70
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                0.52      (0.35)     (0.07)(c)  (0.35)     (0.65)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     1.08       0.24       0.57       0.34       0.05
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.60)     (0.57)     (0.63)     (0.69)     (0.70)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.02)        --         --         --      (0.01)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.62)     (0.57)     (0.63)     (0.69)     (0.71)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   9.42       8.96       9.29       9.35       9.70
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                           12.37       2.74       6.18       3.66       0.56
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(g)                                        0.77       1.68       1.60       1.60       1.60
------------------------------------------------------------------------------------------------------
  Net investment income(g)                           6.06       6.46       6.89(c)    7.29       7.00
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.36       1.68       1.63       1.58       1.29
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           112         49         54         46         35
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              12,132      2,197      2,421      2,188      2,403



(a) The information shown in this table for the periods prior to April 14, 2003, relates to shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Columbia High Yield Fund, Variable Series.



(b) Per share data was calculated using average shares outstanding during the period.



(c) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 (which is reflected in the amounts shown above) on the net investment income per share, the net realized and unrealized gain
    (loss) per share and the ratio of net investment income to average net assets is $0.01, $(0.01), and 0.25%, respectively.



(d) Total return at net asset value assuming all distributions reinvested.



(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(f) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.



(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS


COLUMBIA HIGH YIELD FUND, VARIABLE SERIES





                                                                PERIOD ENDED
                                                                DECEMBER 31,
                                                                  2003(A)
                                                                  Class B
                                                                  -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                             9.12
----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                                           0.41
----------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
     foreign currency                                                0.34
----------------------------------------------------------------------------
Total from Investment Operations                                     0.75
----------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                        (0.43)
----------------------------------------------------------------------------
  From net realized gains                                           (0.02)
----------------------------------------------------------------------------
Total Distributions Declared to Shareholders                        (0.45)
----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                   9.42
----------------------------------------------------------------------------
Total return (%)(c)(d)(e)                                            8.44(f)
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(g)                                                        0.76(h)
----------------------------------------------------------------------------
  Net investment income(g)                                           6.21(h)
----------------------------------------------------------------------------
  Waiver/reimbursement                                               0.46(h)
----------------------------------------------------------------------------
Portfolio turnover rate (%)                                           112
----------------------------------------------------------------------------
Net assets, end of period (000's) ($)                              28,356



(a) For the period from commencement of operations on April 14, 2003 to December 31, 2003.



(b) Per share data was calculated using average shares outstanding during the period.



(c)  Total return at net asset value assuming all distributions reinvested.



(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(e) Had the investment advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.



(f)  Not annualized.



(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(h)  Annualized.

FINANCIAL HIGHLIGHTS

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES


                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             1.26       1.46       1.93       2.79       2.00
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.03       0.01       0.01       0.03       0.03
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and foreign
     capital gains tax                               0.42      (0.20)     (0.48)     (0.55)      0.78
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.45      (0.19)     (0.47)     (0.52)      0.81
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.02)     (0.01)        --      (0.04)     (0.02)
------------------------------------------------------------------------------------------------------
  In excess of net investment income                   --         --         --         --(b)      --
------------------------------------------------------------------------------------------------------
  From net realized gains                              --         --         --      (0.30)        --
------------------------------------------------------------------------------------------------------
  In excess of net realized gains                      --         --         --         --(b)      --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.02)     (0.01)        --      (0.34)     (0.02)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   1.69       1.26       1.46       1.93       2.79
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                              35.54(e)  (13.35)    (24.35)    (18.47)     40.58
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                        0.97       1.13       1.23       1.08       1.10
------------------------------------------------------------------------------------------------------
  Net investment income(f)                           1.84       0.62       0.41       1.20       1.14
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.18         --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           104         39         34         76         35
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              75,184     28,883     41,299     61,372     82,071


(a) Per share data was calculated using average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.


(e) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.



(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES


                                                                                        PERIOD ENDED
                                                          YEAR ENDED DECEMBER 31,       DECEMBER 31,
                                                        2003       2002       2001        2000(A)
                                                       Class B    Class B    Class B      Class B
                                                       -------    -------    -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                 1.26       1.46       1.93         2.50
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)(b)                        0.03       0.01         --(c)     (0.01)
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and foreign
     capital gains tax                                   0.41      (0.21)     (0.47)       (0.22)
----------------------------------------------------------------------------------------------------
Total from Investment Operations                         0.44      (0.20)     (0.47)       (0.23)
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                            (0.01)        --(c)      --        (0.04)
----------------------------------------------------------------------------------------------------
  In excess of net investment income                       --         --         --           --(c)
----------------------------------------------------------------------------------------------------
  From net realized gains                                  --         --         --        (0.30)
----------------------------------------------------------------------------------------------------
  In excess of net realized gains                          --         --         --           --(c)
----------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            (0.01)        --         --        (0.34)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                       1.69       1.26       1.46         1.93
----------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                  35.21(f)  (13.56)    (24.35)       (9.01)(g)
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(h)                                            1.22       1.38       1.48         1.33(i)
----------------------------------------------------------------------------------------------------
  Net investment income (loss)(h)                        1.71       0.37       0.16        (0.43)(i)
----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                   0.18         --         --           --
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                               104         39         34           76
----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                   6,817          1          1            1


(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.


(f) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.



(g)  Not annualized.



(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(i)  Annualized.

FINANCIAL HIGHLIGHTS

COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES (a)


                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             9.64      10.11       9.96       8.08       8.78
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                              0.11(b)    0.40       0.38       0.41       0.38
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                     3.12      (0.14)      0.07       1.86      (0.74)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     3.23       0.26       0.45       2.27      (0.36)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.11)     (0.32)     (0.30)     (0.38)     (0.34)
------------------------------------------------------------------------------------------------------
  In excess of net investment income                   --         --         --      (0.01)        --
------------------------------------------------------------------------------------------------------
  From net realized gains                           (1.80)     (0.41)        --         --         --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (1.91)     (0.73)     (0.30)     (0.39)     (0.34)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                  10.96       9.64      10.11       9.96       8.08
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                           33.69       2.57       4.68      28.57      (4.13)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                        2.59       1.78       1.70       1.70       1.70
------------------------------------------------------------------------------------------------------
  Net investment income(f)                           1.05       3.68       3.81       4.39       4.84
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.67       5.85       4.29       4.06       4.21
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           152         98         54         41         33
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                 914        979      1,112      1,092        983



(a) The information shown in this table, for the periods prior to April 14, 2003, relates to shares of the Galaxy VIP Real Estate Equity Fund II, the predecessor to the Columbia Real Estate Equity Fund, Variable Series.



(b) Per share data was calculated using average shares outstanding during the period.



(c) Total return at net asset value assuming all distributions reinvested.



(d) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.



(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS


COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES





                                                                   PERIOD ENDED
                                                                   DECEMBER 31,
                                                                     2003(A)
                                                                     Class B
                                                                     -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                               9.82
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                                             0.05
-------------------------------------------------------------------------------
  Net realized and unrealized gain on investments                      2.97
-------------------------------------------------------------------------------
Total from Investment Operations                                       3.02
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                          (0.05)
-------------------------------------------------------------------------------
  From net realized gains                                             (1.80)
-------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                          (1.85)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                    10.99
-------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                                             30.75(f)
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(g)                                                          3.13(h)
-------------------------------------------------------------------------------
  Net investment income(g)                                             0.64(h)
-------------------------------------------------------------------------------
  Waiver/reimbursement                                                 0.90(h)
-------------------------------------------------------------------------------
Portfolio turnover rate (%)                                             152
-------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                                 2,441



(a) For the period from commencement of operations on April 14, 2003 to December 31, 2003.



(b) Per share data was calculated using average shares outstanding during the period.



(c) Total return at net asset value assuming all distributions reinvested.



(d) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.



(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(f)  Not annualized.



(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(h) Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY EQUITY FUND, VARIABLE SERIES (a)


                                                                YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000      1999
                                                   Class A    Class A    Class A    Class A   Class A
                                                   -------    -------    -------    -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)            11.56      16.02      19.81       22.21     19.20
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)                       0.03(b)    0.03         --(c)    (0.02)    (0.02)
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                     2.76      (4.46)     (3.58)      (0.37)     5.05
-----------------------------------------------------------------------------------------------------
Total from Investment Operations                     2.79      (4.43)     (3.58)      (0.39)     5.03
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.05)     (0.03)        --          --        --
-----------------------------------------------------------------------------------------------------
  From net realized gains                              --         --      (0.21)      (2.01)    (2.02)
-----------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.05)     (0.03)     (0.21)      (2.01)    (2.02)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                  14.30      11.56      16.02       19.81     22.21
-----------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                              24.14(f)  (27.64)    (18.17)      (1.82)    27.18
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA
  (%):
  Expenses(g)                                        1.01       1.09       1.02        0.98      0.96
-----------------------------------------------------------------------------------------------------
  Net investment income (loss)(g)                    0.33       0.18       0.00       (0.11)    (0.11)
-----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.03         --         --          --        --
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            46         35         51          54        60
-----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              44,049     43,603     79,813     120,712   119,799



(a) The information shown in this table, for the periods prior to April 14, 2003, relates to shares of the Galaxy VIP Equity Fund, the predecessor to the Liberty Equity Fund, Variable Series.



(b) Per share data was calculated using average shares outstanding during the period.



(c)  Rounds to less than $0.01 per share.



(d)  Total return at net asset value assuming all distributions reinvested.



(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(f) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.



(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS


LIBERTY EQUITY FUND, VARIABLE SERIES





                                                                PERIOD ENDED
                                                                DECEMBER 31,
                                                                  2003(A)
                                                                  Class B
                                                                  -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                           11.57
----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                                          0.02
----------------------------------------------------------------------------
  Net realized and unrealized gain on investments                   2.74
----------------------------------------------------------------------------
Total from Investment Operations                                    2.76
----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                 14.33
----------------------------------------------------------------------------
Total return (%)(c)(d)(e)                                          23.85(f)
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(g)                                                       1.18(h)
----------------------------------------------------------------------------
  Net investment income(g)                                          0.16(h)
----------------------------------------------------------------------------
  Waiver/reimbursement                                              0.04(h)
----------------------------------------------------------------------------
Portfolio turnover rate (%)                                           46
----------------------------------------------------------------------------
Net assets, end of period (000's) ($)                                  1



(a) For the period from commencement of operations on April 14, 2003 to December 31, 2003.



(b) Per share data was calculated using average shares outstanding during the period.



(c)  Total return at net asset value assuming all distributions reinvested.



(d) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.



(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(f)  Not annualized.



(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(h)  Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES


                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             11.97      15.55      18.27      19.85      18.79
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.21       0.15       0.16       0.17       0.14
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                      2.16      (3.56)     (0.35)      0.54       2.07
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      2.37      (3.41)     (0.19)      0.71       2.21
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                         (0.19)     (0.17)     (0.15)     (0.17)     (0.11)
------------------------------------------------------------------------------------------------------
  In excess of net investment income                    --         --         --         --(b)      --
------------------------------------------------------------------------------------------------------
  From net realized gains                               --         --      (2.34)     (2.12)     (1.04)
------------------------------------------------------------------------------------------------------
  Return of capital                                     --         --      (0.04)        --         --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.19)     (0.17)     (2.53)     (2.29)     (1.15)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   14.15      11.97      15.55      18.27      19.85
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                               19.79(e)  (21.95)     (0.60)      3.60      12.00
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                         0.80       0.88       0.96       0.88       0.88
------------------------------------------------------------------------------------------------------
  Net investment income(f)                            1.66       1.08       0.92       0.85       0.69
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.09         --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             73         69         53        120        101
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              216,923    113,335    180,053    203,366    212,355


(a) Per share data was calculated using average shares outstanding during the period.

(b) Rounds to less than $0.01 per share.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.


(e) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.



(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES


                                                                                          PERIOD ENDED
                                                      YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                 2003          2002          2001           2000(A)
                                                Class B       Class B       Class B         Class B
                                                -------       -------       -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)         11.95         15.53         18.26           19.82
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                        0.18          0.13          0.15            0.08
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                  2.17         (3.56)        (0.35)           0.65
------------------------------------------------------------------------------------------------------
Total from Investment Operations                  2.35         (3.43)        (0.20)           0.73
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                     (0.16)        (0.15)        (0.15)          (0.17)
------------------------------------------------------------------------------------------------------
  In excess of net investment income                --            --            --              --(c)
------------------------------------------------------------------------------------------------------
  From net realized gains                           --            --         (2.34)          (2.12)
------------------------------------------------------------------------------------------------------
  Return of capital                                 --            --         (0.04)             --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders     (0.16)        (0.15)        (2.53)          (2.29)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)               14.14         11.95         15.53           18.26
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                        19.66        (22.06)        (0.65)           3.64(g)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL
DATA (%):
  Expenses(h)                                     1.00          1.00          1.00            1.00(i)
------------------------------------------------------------------------------------------------------
  Net investment income(h)                        1.46          0.96          0.88            0.71(i)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                            0.14          0.13          0.21            0.13(i)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         73            69            53             120
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)           44,594        27,756        25,742           4,318


(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.


(e) Had the investment advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.


(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)  Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES


                                                                                          PERIOD ENDED
                                                      YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                 2003          2002          2001           2000(A)
                                                Class A       Class A       Class A         Class A
                                                -------       -------       -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)          7.59          9.90         11.31           12.00
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                        0.09          0.09          0.07            0.07
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and futures contracts            2.02         (2.32)        (1.42)          (0.70)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                  2.11         (2.23)        (1.35)          (0.63)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                     (0.08)        (0.07)        (0.06)          (0.06)
------------------------------------------------------------------------------------------------------
  Return of capital                                 --         (0.01)           --              --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders     (0.08)        (0.08)        (0.06)          (0.06)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                9.62          7.59          9.90           11.31
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                           27.80(e)     (22.55)       (11.98)(e)       (5.29)(e)(f)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL
  DATA (%):
  Expenses(g)                                     0.69          0.64          0.75            0.75(h)
------------------------------------------------------------------------------------------------------
  Net investment income(g)                        1.11          0.99          0.72            0.89(h)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                            0.03            --          0.28            0.36(h)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          3            17             7               2(f)
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)               82            65            83              95


(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.


(e) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.


(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES


                                                                                          PERIOD ENDED
                                                      YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                 2003          2002          2001           2000(A)
                                                Class B       Class B       Class B         Class B
                                                -------       -------       -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)          7.57          9.89         11.31            12.00
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                        0.09          0.08          0.07             0.07
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and futures contracts            2.01         (2.33)        (1.43)           (0.70)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                  2.10         (2.25)        (1.36)           (0.63)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                     (0.08)        (0.06)        (0.06)           (0.06)
------------------------------------------------------------------------------------------------------
  Return of capital                                 --         (0.01)           --               --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders     (0.08)        (0.07)        (0.06)           (0.06)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                9.59          7.57          9.89            11.31
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                        27.68        (22.75)       (12.07)           (5.29)(f)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL
  DATA (%):
  Expenses(g)                                     0.75          0.75          0.75             0.75(h)
------------------------------------------------------------------------------------------------------
  Net investment income(g)                        1.05          0.88          0.72             0.89(h)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                            0.22          0.14          0.53             0.61(h)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          3            17             7                2(f)
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)           48,442        28,762        28,835           12,098


(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.


(d) Had the investment advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.


(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY SELECT VALUE FUND, VARIABLE SERIES


                                                                                        PERIOD ENDED
                                                          YEAR ENDED DECEMBER 31,       DECEMBER 31,
                                                        2003       2002       2001        2000(A)
                                                       Class A    Class A    Class A      Class A
                                                       -------    -------    -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                12.12      13.66      13.24        12.00
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                               0.05       0.03       0.05         0.09
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                         3.30      (1.54)      0.42         1.28
----------------------------------------------------------------------------------------------------
Total from Investment Operations                         3.35      (1.51)      0.47         1.37
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                            (0.05)     (0.03)     (0.03)       (0.07)
----------------------------------------------------------------------------------------------------
  From net realized gains                                  --         --      (0.02)          --(c)
----------------------------------------------------------------------------------------------------
  Return of capital                                        --         --         --        (0.06)
----------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            (0.05)     (0.03)     (0.05)       (0.13)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                      15.42      12.12      13.66        13.24
----------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                  27.61     (11.07)      3.55(f)     11.38(f)(g)
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(h)                                            0.95       0.93       1.10         1.10(i)
----------------------------------------------------------------------------------------------------
  Net investment income(h)                               0.35       0.26       0.34         1.13(i)
----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                     --         --       0.48         1.31(i)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                12         21         15           26(g)
----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                   1,418        632        115          111


(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.


(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(f) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.



(g)  Not annualized.


(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)  Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY SELECT VALUE FUND, VARIABLE SERIES


                                                                                        PERIOD ENDED
                                                          YEAR ENDED DECEMBER 31,       DECEMBER 31,
                                                        2003       2002       2001        2000(A)
                                                       Class B    Class B    Class B      Class B
                                                       -------    -------    -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                12.11      13.65      13.24        12.00
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                               0.03       0.01       0.05         0.09
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                         3.29      (1.54)      0.41         1.28
----------------------------------------------------------------------------------------------------
Total from Investment Operations                         3.32      (1.53)      0.46         1.37
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                            (0.02)     (0.01)     (0.03)       (0.07)
----------------------------------------------------------------------------------------------------
  From net realized gains                                  --         --      (0.02)          --(c)
----------------------------------------------------------------------------------------------------
  Return of capital                                        --         --         --        (0.06)
----------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            (0.02)     (0.01)     (0.05)       (0.13)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                      15.41      12.11      13.65        13.24
----------------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                               27.44     (11.21)      3.47        11.38(g)
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(h)                                            1.10       1.10       1.10         1.10(i)
----------------------------------------------------------------------------------------------------
  Net investment income(h)                               0.20       0.09       0.34         1.13(i)
----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                   0.10       0.08       0.73         1.56(i)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                12         21         15           26(g)
----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                  36,782     24,615     16,886        3,762


(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.


(e) Had the investment advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.


(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)  Annualized.

FINANCIAL HIGHLIGHTS

NEWPORT TIGER FUND, VARIABLE SERIES


                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             1.45       1.77       2.19       2.62       1.57
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.02       0.02       0.02       0.02       0.03
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and foreign
     capital gains tax                               0.63      (0.32)     (0.42)     (0.43)      1.04
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.65      (0.30)     (0.40)     (0.41)      1.07
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.02)     (0.02)     (0.02)     (0.02)     (0.02)
------------------------------------------------------------------------------------------------------
  Return of capital                                    --         --(b)      --         --         --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.02)     (0.02)     (0.02)     (0.02)     (0.02)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   2.08       1.45       1.77       2.19       2.62
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                              44.79     (16.96)    (18.48)    (15.63)     68.01
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA
  (%):
  Expenses(e)                                        1.52       1.27       1.31       1.15       1.21
------------------------------------------------------------------------------------------------------
  Net investment income(e)                           1.06       0.96       0.99       0.80       1.65
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            28         28         24         22         12
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              25,684     23,087     33,688     44,346     46,125


(a) Per share data was calculated using average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

NEWPORT TIGER FUND, VARIABLE SERIES


                                                                                          PERIOD ENDED
                                                      YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                 2003          2002          2001           2000(A)
                                                Class B       Class B       Class B         Class B
                                                -------       -------       -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)          1.47          1.81          2.19            2.35
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                        0.01          0.01          0.01              --(c)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and
     foreign capital gains tax                    0.65         (0.33)        (0.37)          (0.14)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                  0.66         (0.32)        (0.36)          (0.14)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                     (0.01)        (0.02)        (0.02)          (0.02)
------------------------------------------------------------------------------------------------------
  Return of capital                                 --            --(c)         --              --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders     (0.01)        (0.02)        (0.02)          (0.02)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                2.12          1.47          1.81            2.19
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                           45.19        (17.70)       (16.66)          (5.94)(f)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL
  DATA (%):
  Expenses(g)                                     1.77          1.52          1.56            1.47(h)
------------------------------------------------------------------------------------------------------
  Net investment income(g)                        0.53          0.71          0.74            0.11(h)
------------------------------------------------------------------------------------------------------
  Portfolio turnover rate (%)                       28            28            24              22
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)            3,000         1,086         2,232             644


(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.


PURCHASE AND EXCHANGES SHOULD BE MADE FOR INVESTMENT PURPOSES ONLY. Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. Each Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in each Fund. However, as discussed below, each Fund cannot ensure that all such activity can be identified or terminated.



RIGHT TO REJECT OR RESTRICT ORDERS AND CLOSE ACCOUNTS. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when each Fund believes it is in its shareholders' best interest. In the event that each Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each Fund may also close the account of any shareholder who it believes is engaged or intends to engage in frequent trading.



LIMITATIONS ON THE ABILITY TO IDENTIFY OR TO TERMINATE FREQUENT TRADING. There is no guarantee that each Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The shares of each Fund are held in omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. Each Fund typically is not able to identify trading by a particular beneficial owner, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on each Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by each Fund and its agents are not anticipated to identify all frequent trading.


HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.


To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

SHAREHOLDER INFORMATION

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.


TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

[OTHER CLASS OF SHARES
The Funds also offer an additional class of shares, Class [A/B] shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.]

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:


Columbia Funds Distributor, Inc.

One Financial Center
Boston, MA 02111-2621
1-800-426-3750

www.columbiafunds.com


or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.


You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:


Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial Small Cap Value Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Columbia High Yield Fund, Variable Series

Columbia International Fund, Variable Series

Columbia Real Estate Equity Fund, Variable Series

Liberty Equity Fund, Variable Series


Liberty Growth & Income Fund, Variable Series

Liberty S&P 500 Index Fund, Variable Series
Liberty Select Value Fund, Variable Series
Newport Tiger Fund, Variable Series

                       LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2004

NEWPORT TIGER FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                       3
-----------------------------------------------------------------
THE FUND                                                        4
-----------------------------------------------------------------
This section discusses the following topics:
Investment Goal, Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Newport Tiger Fund, Variable Series.........................    4
TRUST MANAGEMENT ORGANIZATIONS                                  8
-----------------------------------------------------------------
The Trustees................................................    8
Investment Advisor..........................................    8
Portfolio Manager...........................................    8
Mixed and Shared Funding....................................    8
OTHER INVESTMENT STRATEGIES AND RISKS                           9
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           11
-----------------------------------------------------------------
SHAREHOLDER INFORMATION                                        12
-----------------------------------------------------------------
Purchases and Redemptions...................................   12
How the Fund Calculates Net Asset Value.....................   12
Dividends and Distributions.................................   13
Tax Consequences............................................   13
Other Class of Shares.......................................   13

                                   THE TRUST

Liberty Variable Investment Trust (Trust) includes ten separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the Newport Tiger Fund, Variable Series (Fund). Columbia Management Advisors, Inc. (Columbia Management) is the investment advisor to the Fund. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of Bank of America Corporation (Bank of America).

Other Funds may be added and some Funds may be eliminated from time to time. The Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Fund is an investment option under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Fund is Columbia Funds Distributor, Inc. (CFD). CFD is a direct wholly owned subsidiary of Columbia Management.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                    THE FUND

                      NEWPORT TIGER FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the Tiger countries of Asia. The countries or regions in which the Fund invests include Hong Kong, Singapore, South Korea, Sri Lanka, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, the Fund's investment advisor typically purchases stocks of quality growth companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUND NEWPORT TIGER FUND, VARIABLE SERIES

Market timers. Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and to discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Because the Fund's investments are concentrated in the Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND NEWPORT TIGER FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Morgan Stanley Capital International All Country Asia ex Japan Index (MSCI AC Asia ex Japan Index), an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan and taking into account local market restrictions on share ownership by foreigners. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       11.73%                           68.01%                                      44.79%
                                  -31.14%    -6.43%                -15.63%    -18.48%    -16.96%
                        1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +37.93%
                                                          Worst quarter: 2nd quarter 1998, -28.81%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                            INCEPTION                                        LIFE OF
                                              DATE            1 YEAR         5 YEARS         THE FUND
Class A (%)                                 5/1/95            44.79           6.80             1.63
-----------------------------------------------------------------------------------------------------
MSCI AC Asia ex Japan Index (%)               N/A             46.98           6.68            -1.10(1)

(1)  Performance information is from April 30, 1995.

THE FUND NEWPORT TIGER FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.90
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (%)                                         0.62
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   1.52

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $155                  $480                   $829                   $1,813

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, INC.
Columbia Management, located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Management is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Columbia Management is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of Bank of America. On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

Columbia Management determines which securities and other instruments are purchased and sold for the Fund. Columbia Management may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia Management or that have sold shares of the Fund, to the extent permitted by law or by order of the SEC. Columbia Management will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia Management also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2003 fiscal year, aggregate advisory fees paid to Columbia Management by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Fund, amounted to the annual rate of 0.90% of the average daily net assets of the Fund.

PORTFOLIO MANAGER
--------------------------------------------------------------------------------

ERIC R. L. SANDLUND, a senior equity portfolio manager and vice president of Columbia Management, is the manager for the Fund and has managed or co-managed the Fund since August, 2002. Mr. Sandlund has been associated with Columbia Management or its predecessors since June, 2002. Prior to joining Columbia Management in June, 2002, Mr. Sandlund was managing director and chief investment officer, Asia Pacific, of Merrill Lynch Investment Managers (Merrill Lynch) in Singapore from January, 2000 to June, 2002. Prior to joining Merrill Lynch, he was a regional managing director and chief investment officer of Prudential Portfolio Managers (Asia) Limited in Hong Kong from 1994 to 1999.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Fund serves as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may, from time to time, become a funding vehicle for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another Fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and their associated risks are described under "The Fund--Principal Investment Strategies" and "The Fund--Principal Investment Risks." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goal. Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
The Fund may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
The Fund's securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that the Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If the Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

OTHER INVESTMENT STRATEGIES AND RISKS

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Fund's financial statements, are included in the Fund's annual report. You can request a free annual report by writing to CFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

NEWPORT TIGER FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             1.45       1.77       2.19       2.62       1.57
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.02       0.02       0.02       0.02       0.03
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and foreign
     capital gains tax                               0.63      (0.32)     (0.42)     (0.43)      1.04
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.65      (0.30)     (0.40)     (0.41)      1.07
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.02)     (0.02)     (0.02)     (0.02)     (0.02)
------------------------------------------------------------------------------------------------------
  Return of capital                                    --         --(b)      --         --         --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.02)     (0.02)     (0.02)     (0.02)     (0.02)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   2.08       1.45       1.77       2.19       2.62
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                              44.79     (16.96)    (18.48)    (15.63)     68.01
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA
  (%):
  Expenses(e)                                        1.52       1.27       1.31       1.15       1.21
------------------------------------------------------------------------------------------------------
  Net investment income(e)                           1.06       0.96       0.99       0.80       1.65
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            28         28         24         22         12
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              25,684     23,087     33,688     44,346     46,125

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Fund issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

PURCHASE AND EXCHANGES SHOULD BE MADE FOR INVESTMENT PURPOSES ONLY. Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. The Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in the Fund. However, as discussed below, the Fund cannot ensure that all such activity can be identified or terminated.

RIGHT TO REJECT OR RESTRICT ORDERS AND CLOSE ACCOUNTS. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when the Fund believes it is in its shareholders' best interest. In the event that the Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The Fund may also close the account of any shareholder who it believes is engaged or intends to engage in frequent trading.

LIMITATIONS ON THE ABILITY TO IDENTIFY OR TO TERMINATE FREQUENT TRADING. There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The shares of the Fund are held in omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. The Fund typically is not able to identify trading by a particular beneficial owner, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on the Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by the Fund and its agents are not anticipated to identify all frequent trading.

HOW THE FUND CALCULATES NET ASSET VALUE
Each share price is its net asset value next determined. The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

To calculate the net asset value on a given day, the Fund values each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Fund values the security at the most recent quoted bid price. The Fund values each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Fund values other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Fund values long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when the Fund determines that the sale or bid price of the security does not reflect that security's market value, the Fund will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

SHAREHOLDER INFORMATION

The Fund may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. The Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of the Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS
The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
The Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES
The Fund also offers an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Newport Tiger Fund, Variable Series

                       LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2004

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES
LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES
NEWPORT TIGER FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                       3
-----------------------------------------------------------------

THE FUNDS                                                       4
-----------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Colonial Small Cap Value Fund, Variable Series..............    4
Colonial Strategic Income Fund, Variable Series.............    8
Columbia High Yield Fund, Variable Series...................   12
Columbia International Fund, Variable Series................   16
Liberty Growth & Income Fund, Variable Series...............   20
Newport Tiger Fund, Variable Series.........................   24

TRUST MANAGEMENT ORGANIZATIONS                                 28
-----------------------------------------------------------------
The Trustees................................................   28
Investment Advisor..........................................   28
Portfolio Managers..........................................   28
Mixed and Shared Funding....................................   29

OTHER INVESTMENT STRATEGIES AND RISKS                          30
-----------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                           32
-----------------------------------------------------------------

SHAREHOLDER INFORMATION                                        38
-----------------------------------------------------------------
Purchases and Redemptions...................................   38
How the Funds Calculate Net Asset Value.....................   38
Dividends and Distributions.................................   39
Tax Consequences............................................   39
Other Class of Shares.......................................   39

                                   THE TRUST

Liberty Variable Investment Trust (Trust) includes ten separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund), Colonial Strategic Income Fund, Variable Series (Strategic Income Fund), Columbia High Yield Fund, Variable Series (High Yield Fund), Columbia International Fund, Variable Series (International Fund), Liberty Growth & Income Fund, Variable Series (Growth & Income Fund) and Newport Tiger Fund, Variable Series (Tiger
Fund). Columbia Management Advisors, Inc. (Columbia Management) is the investment advisor to the Funds. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of Bank of America Corporation (Bank of America).

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Funds Distributor, Inc. (CFD). CFD is a direct wholly owned subsidiary of Columbia Management.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks. Small-cap stocks are stocks of companies with market capitalizations equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index ($3.1 billion as of March 31, 2004). When purchasing securities for the Fund, the Fund's investment advisor may choose securities of companies it believes are undervalued. The Fund may invest up to 10% of its assets in foreign securities.

             -------------------------------------------------------------------

              UNDERSTANDING VALUE INVESTING

              In managing the Fund, the advisor uses a value investing
              strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating
              performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.
             -------------------------------------------------------------------

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        6.34%     18.88%      9.30%                39.30%
                                                        -6.12%
                        1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +19.23%
                                                          Worst quarter: 3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                               5/19/98             39.30           12.56             8.33
-----------------------------------------------------------------------------------------------------
S&P 600/Barra Value Index (%)             N/A                 40.06           11.03             7.45(1)

(1)  Performance information is from May 31, 1998.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.41
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.21

(1) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, other expenses for Class A shares would be 0.30% and total annual fund operating expenses for Class A shares would be 1.10%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $123                  $384                   $665                   $1,466

                COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

     - debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S. government agencies;

     - debt securities issued by foreign governments and foreign companies, including securities issued in emerging market countries; and

     -  lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

     -  rated BB through D by Standard & Poor's;

     -  rated Ba through C by Moody's Investors Service, Inc.;

     -  comparably rated by another nationally recognized rating service; or

     -  unrated and believed by the advisor to be comparable in quality.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of mortgage-backed securities may be difficult to predict and result in greater volatility.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Lehman Brothers Government/Credit Bond Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       18.30%      9.83%      9.11%      6.03%      1.78%      0.16%      3.68%      8.41%     18.54%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +7.22%
                                                          Worst quarter: 2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                                7/5/94             18.54           6.32             7.93
-----------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)            N/A              4.67           6.66             7.84(1)

(1)  Performance information is from July 5, 1994.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (%)                                         0.15
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.80

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $82                   $255                   $444                    $990

                   COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yielding corporate debt securities, such as bonds, debentures and notes, that are rated below investment grade, i.e., BB or lower by Standard & Poor's (S&P), Ba or lower by Moody's Investors Service, Inc. (Moody's), or unrated securities which the Fund's investment advisor has determined to be of comparable quality. Such lower rated securities are commonly referred to as "junk bonds." The Fund invests primarily in lower-rated securities that are considered to be "upper tier," which means securities that are rated BB or B by S&P or Ba or B by Moody's. No more than 10% of the Fund's total assets will normally be invested in securities rated CCC or lower by S&P or Caa or lower by Moody's.

While credit ratings are an important factor in evaluating lower-rated securities, the advisor also considers a variety of other factors when selecting portfolio securities for the Fund. These factors may include the issuer's experience and managerial strength, its changing financial condition, its borrowing requirements and debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Because of the number of considerations involved in investing in lower-rated debt securities, the success of the Fund in achieving its investment goals may be more dependent upon the advisor's credit analysis than would be the case if the Fund invested in higher-quality debt securities.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the advisor's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Merrill Lynch U.S. High Yield, Cash Pay Only Index (Merrill Lynch High Yield Index), an unmanaged index of non-investment-grade corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A) (1)

                                  (BAR CHART)

                        0.56%      3.66%      6.18%      2.74%     12.37%
                        1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 1st quarter 2001, +4.60%
                                                          Worst quarter: 3rd quarter 1999, -1.71%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003 (1)

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class A (%)                                                12.37           5.03             5.95
--------------------------------------------------------------------------------------------------
Merrill Lynch High Yield Index (%)                         27.23           5.47             5.00(2)

(1) The returns of Class A shares of the Fund include the returns of shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. The Galaxy VIP Columbia High Yield Fund II shares were initially offered on March 3, 1998 and Class A shares of the Fund were initially offered on April 14, 2003.

(2)  Performance information is from March 3, 1998.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.31
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               0.91

(1) Management fee has been restated to reflect the discontinuance of the administration fee for the Fund effective November 1, 2003.

(2) The Fund's advisor has voluntarily agreed to waive 0.27% of other expenses. If this waiver were reflected in the table, other expenses for Class A shares would be 0.04% and total annual fund operating expenses for Class A shares would be 0.64%. This arrangement may be modified or terminated by the advisor at any time.

(3) Other expenses have been restated to reflect current contractual rates in effect.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $ 93                 $  290                 $  504                  $1,120

                  COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests primarily in equity securities of growth companies located outside the United States. The Fund may invest in equity securities located in any foreign country, including emerging market countries. The Fund may invest in companies of any size, including small capitalization (small-cap) stocks. The Fund may also invest in high-quality foreign government debt securities. The Fund generally diversifies its holdings across several different countries and regions.

The Fund may invest up to 10% of its assets in shares of other investment companies. Investing in investment companies may involve payment of duplicate fees because the Fund, as a shareholder, will indirectly pay a portion of the other investment company's expenses.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Market timers. Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and to discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Morgan Stanley Capital International All Country World ex-US Index (MSCI AC World ex US Index), an unmanaged index of global stock market performance excluding the United States. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        5.85%      5.61%                12.96%     40.58%                                      35.54%
                                             -3.27%                           -18.47%    -24.35%    -13.35%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1999, +23.31%
                                                          Worst quarter: 1st quarter 2001, -17.62%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                                5/2/94             35.54           0.36             1.63
-----------------------------------------------------------------------------------------------------
MSCI AC World ex US Index (%)             N/A                 41.38           1.54             4.20(1)

(1)  Performance information is from April 30, 1994.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.90
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.25
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.15

(1) The Fund's advisor has voluntarily agreed to waive 0.21% of other expenses. If this waiver were reflected in the table, other expenses for Class A shares would be 0.04% and total annual fund operating expenses for Class A shares would be 0.94%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $117                  $365                   $633                   $1,398

                 LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization (large-cap) stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Value Index. As of March 31, 2004, that index included companies with capitalizations between approximately $670.3 million and $273.2 billion. All market capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

     -  debt securities that are convertible into common stock;

     - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

     -  debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       29.70%     21.84%     32.23%     20.15%     12.00%      3.60%                           19.79%
                                                                                         -0.60%     -21.95%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +21.79%
                                                          Worst quarter: 3rd quarter 2002, -20.41%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                                7/5/94             19.79            1.52           11.57
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A             28.68           -0.57           12.04(1)

(1)  Performance information is from July 5, 1994.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.09
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               0.89

(1) The Fund's advisor has voluntarily agreed to waive and reimburse 0.11% of the expenses incurred by the Fund. If this waiver and reimbursement were reflected in the table, the management fee for Class A shares would be 0.78%, other expenses for Class A shares would be 0.00% and total annual fund operating expenses for Class A shares would be 0.78%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $91                   $284                   $493                   $1,096

                      NEWPORT TIGER FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the Tiger countries of Asia. The countries or regions in which the Fund invests include Hong Kong, Singapore, South Korea, Sri Lanka, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, the Fund's investment advisor typically purchases stocks of quality growth companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

Market timers. Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and to discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Because the Fund's investments are concentrated in the Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Morgan Stanley Capital International All Country Asia ex Japan Index (MSCI AC Asia ex Japan Index), an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan and taking into account local market restrictions on share ownership by foreigners. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       11.73%                           68.01%                                      44.79%
                                  -31.14%    -6.43%                -15.63%    -18.48%    -16.96%
                        1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +37.93%
                                                          Worst quarter: 2nd quarter 1998, -28.81%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                            INCEPTION                                        LIFE OF
                                              DATE            1 YEAR         5 YEARS         THE FUND
Class A (%)                                 5/1/95            44.79           6.80             1.63
-----------------------------------------------------------------------------------------------------
MSCI AC Asia ex Japan Index (%)               N/A             46.98           6.68            -1.10(1)

(1)  Performance information is from April 30, 1995.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.90
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (%)                                         0.62
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   1.52

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $155                  $480                   $829                   $1,813

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, INC.
Columbia Management, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Management is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. Columbia Management is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of Bank of America. On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

Columbia Management determines which securities and other instruments are purchased and sold for the Funds. Columbia Management may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia Management or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia Management will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia Management also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2003 fiscal year, aggregate advisory fees paid to Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund:

Colonial Small Cap Value Fund, Variable
Series                                                   0.80%
Colonial Strategic Income Fund, Variable
  Series                                                 0.65%
Columbia High Yield Fund, Variable Series                0.60%
Columbia International Fund, Variable Series             0.90%
Liberty Growth & Income Fund, Variable Series            0.80%
Newport Tiger Fund, Variable Series                      0.90%

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

STEPHEN D. BARBARO, a vice president of Columbia Management, is the manager for the Small Cap Fund and has managed the Small Cap Fund since June, 2002. Mr. Barbaro has been associated with Columbia Management or its predecessors since 1976.

LAURA A. OSTRANDER, a senior vice president of Columbia Management, is the manager for the Strategic Income Fund and has managed or co-managed the Strategic Income Fund since September, 2000. Ms. Ostrander has been associated with Columbia Management or its predecessors since December, 1996.

JEFFREY L. RIPPEY, a senior vice president of Columbia Management, is the manager for the High Yield Fund and has managed or co-managed the High Yield Fund since it commenced operations in April, 2003. Mr. Rippey managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since it commenced operations in March, 1998. Mr. Rippey has been associated with Columbia Management or its predecessors since 1981.

JAMES M. MCALEAR, a vice president of Columbia Management, is the manager for the International Fund and has managed the International Fund since February, 2003. Mr. McAlear has been associated with Columbia Management or its predecessors since 1992.

TRUST MANAGEMENT ORGANIZATIONS

BRIAN CUNNINGHAM, a vice president of Columbia Management, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since October, 2003. Mr. Cunningham has been associated with Columbia Management or its predecessors since 1987.

GREGORY M. MILLER, a senior vice president of Columbia Management, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since April, 2003. Mr. Miller has been associated with Columbia Management or its predecessors since 1985.

RICHARD DAHLBERG, a senior portfolio manager and head of Columbia Management's Large Cap Value Team, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since October, 2003. Mr. Dahlberg has been associated with Columbia Management since September, 2003. Prior to joining Columbia Management in September, 2003, Mr. Dahlberg managed value investments for the last 30 years, most recently with Grantham, Mayo, Van Otterloo & Co. LLC from November, 2001 to December, 2002 and with Pioneer Investment Management, Inc. from September, 1998 to November, 2001.

ERIC R. L. SANDLUND, a senior equity portfolio manager and vice president of Columbia Management, is the manager for the Tiger Fund and has managed or co-managed the Tiger Fund since August, 2002. Mr. Sandlund has been associated with Columbia Management or its predecessors since June, 2002. Prior to joining Columbia Management in June, 2002, Mr. Sandlund was managing director and chief investment officer, Asia Pacific, of Merrill Lynch Investment Managers (Merrill Lynch) in Singapore from January, 2000 to June, 2002. Prior to joining Merrill Lynch, he was a regional managing director and chief investment officer of Prudential Portfolio Managers (Asia) Limited in Hong Kong from 1994 to 1999.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds--Principal Investment Strategies" and "The Funds--Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Strategic Income Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Strategic Income Fund, Growth & Income Fund, International Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

OTHER INVESTMENT STRATEGIES AND RISKS

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund) The Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information, except as noted below, has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. The information for the High Yield Fund for the years ended December 31, 2002, 2001, 2000 and 1999 is included in that Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by writing to CFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)            10.48      11.56      10.73       9.12       8.59
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.07       0.02       0.02       0.07       0.02
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                4.03      (0.73)      0.98       1.65       0.52
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     4.10      (0.71)      1.00       1.72       0.54
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.03)     (0.01)     (0.02)     (0.05)     (0.01)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.32)     (0.36)     (0.15)     (0.06)        --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.35)     (0.37)     (0.17)     (0.11)     (0.01)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                  14.23      10.48      11.56      10.73       9.12
------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)(d)                           39.30      (6.12)      9.30      18.88       6.34
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA
  (%):
  Expenses(e)                                        1.10       1.10       1.10       1.07       1.00
------------------------------------------------------------------------------------------------------
  Net investment income(e)                           0.59       0.18       0.22       0.76       0.23
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.11       0.04       0.22       0.82       2.66
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            55        125         56         54         74
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              10,738      7,893      9,361      7,616      3,817

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)              8.90       8.92       9.43      10.44      11.08
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.62       0.65       0.81(b)    0.97       0.95
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                 1.03       0.10      (0.46)(b)   (0.96)    (0.75)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.65       0.75       0.35       0.01       0.20
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                         (0.75)     (0.75)     (0.84)     (0.99)     (0.84)
------------------------------------------------------------------------------------------------------
  Return of capital                                     --      (0.02)     (0.02)     (0.03)        --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.75)     (0.77)     (0.86)     (1.02)     (0.84)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                    9.80       8.90       8.92       9.43      10.44
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                               18.54       8.41       3.68       0.16       1.78
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA
  (%):
  Expenses(e)                                         0.80       0.76       0.85       0.76       0.75
------------------------------------------------------------------------------------------------------
  Net investment income(e)                            6.42       7.16       8.42(b)    9.36       8.57
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             61         62         62         31         35
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              109,894    106,415    123,041    143,629    170,702

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA HIGH YIELD FUND, VARIABLE SERIES(A)

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             8.96       9.29       9.35       9.70      10.36
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                              0.56(b)    0.59       0.64(c)    0.69       0.70
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                0.52      (0.35)     (0.07)(c)  (0.35)     (0.65)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     1.08       0.24       0.57       0.34       0.05
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.60)     (0.57)     (0.63)     (0.69)     (0.70)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.02)        --         --         --      (0.01)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.62)     (0.57)     (0.63)     (0.69)     (0.71)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   9.42       8.96       9.29       9.35       9.70
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                           12.37       2.74       6.18       3.66       0.56
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(g)                                        0.77       1.68       1.60       1.60       1.60
------------------------------------------------------------------------------------------------------
  Net investment income(g)                           6.06       6.46       6.89(c)    7.29       7.00
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.36       1.68       1.63       1.58       1.29
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           112         49         54         46         35
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              12,132      2,197      2,421      2,188      2,403

(a) The information shown in this table for the periods prior to April 14, 2003, relates to shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Columbia High Yield Fund, Variable Series.

(b) Per share data was calculated using average shares outstanding during the period.

(c) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 (which is reflected in the amounts shown above) on the net investment income per share, the net realized and unrealized gain
    (loss) per share and the ratio of net investment income to average net assets is $0.01, $(0.01), and 0.25%, respectively.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             1.26       1.46       1.93       2.79       2.00
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.03       0.01       0.01       0.03       0.03
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and foreign
     capital gains tax                               0.42      (0.20)     (0.48)     (0.55)      0.78
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.45      (0.19)     (0.47)     (0.52)      0.81
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.02)     (0.01)        --      (0.04)     (0.02)
------------------------------------------------------------------------------------------------------
  In excess of net investment income                   --         --         --         --(b)      --
------------------------------------------------------------------------------------------------------
  From net realized gains                              --         --         --      (0.30)        --
------------------------------------------------------------------------------------------------------
  In excess of net realized gains                      --         --         --         --(b)      --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.02)     (0.01)        --      (0.34)     (0.02)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   1.69       1.26       1.46       1.93       2.79
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                              35.54(e)  (13.35)    (24.35)    (18.47)     40.58
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                        0.97       1.13       1.23       1.08       1.10
------------------------------------------------------------------------------------------------------
  Net investment income(f)                           1.84       0.62       0.41       1.20       1.14
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.18         --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           104         39         34         76         35
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              75,184     28,883     41,299     61,372     82,071

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             11.97      15.55      18.27      19.85      18.79
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.21       0.15       0.16       0.17       0.14
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                      2.16      (3.56)     (0.35)      0.54       2.07
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      2.37      (3.41)     (0.19)      0.71       2.21
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                         (0.19)     (0.17)     (0.15)     (0.17)     (0.11)
------------------------------------------------------------------------------------------------------
  In excess of net investment income                    --         --         --         --(b)      --
------------------------------------------------------------------------------------------------------
  From net realized gains                               --         --      (2.34)     (2.12)     (1.04)
------------------------------------------------------------------------------------------------------
  Return of capital                                     --         --      (0.04)        --         --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.19)     (0.17)     (2.53)     (2.29)     (1.15)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   14.15      11.97      15.55      18.27      19.85
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                               19.79(e)  (21.95)     (0.60)      3.60      12.00
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                         0.80       0.88       0.96       0.88       0.88
------------------------------------------------------------------------------------------------------
  Net investment income(f)                            1.66       1.08       0.92       0.85       0.69
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.09         --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             73         69         53        120        101
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              216,923    113,335    180,053    203,366    212,355

(a) Per share data was calculated using average shares outstanding during the period.

(b)Rounds to less than $0.01 per share.

(c)Total return at net asset value assuming all distributions reinvested.

(d)Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

NEWPORT TIGER FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             1.45       1.77       2.19       2.62       1.57
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.02       0.02       0.02       0.02       0.03
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and foreign
     capital gains tax                               0.63      (0.32)     (0.42)     (0.43)      1.04
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.65      (0.30)     (0.40)     (0.41)      1.07
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.02)     (0.02)     (0.02)     (0.02)     (0.02)
------------------------------------------------------------------------------------------------------
  Return of capital                                    --         --(b)      --         --         --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.02)     (0.02)     (0.02)     (0.02)     (0.02)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   2.08       1.45       1.77       2.19       2.62
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                              44.79     (16.96)    (18.48)    (15.63)     68.01
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA
  (%):
  Expenses(e)                                        1.52       1.27       1.31       1.15       1.21
------------------------------------------------------------------------------------------------------
  Net investment income(e)                           1.06       0.96       0.99       0.80       1.65
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            28         28         24         22         12
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              25,684     23,087     33,688     44,346     46,125

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

PURCHASE AND EXCHANGES SHOULD BE MADE FOR INVESTMENT PURPOSES ONLY. Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. Each Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in each Fund. However, as discussed below, each Fund cannot ensure that all such activity can be identified or terminated.

RIGHT TO REJECT OR RESTRICT ORDERS AND CLOSE ACCOUNTS. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when each Fund believes it is in its shareholders' best interest. In the event that each Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each Fund may also close the account of any shareholder who it believes is engaged or intends to engage in frequent trading.

LIMITATIONS ON THE ABILITY TO IDENTIFY OR TO TERMINATE FREQUENT TRADING. There is no guarantee that each Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The shares of each Fund are held in omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. Each Fund typically is not able to identify trading by a particular beneficial owner, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on each Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by each Fund and its agents are not anticipated to identify all frequent trading.

HOW THE FUNDS CALCULATE NET ASSET VALUE
Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

SHAREHOLDER INFORMATION

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES
The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial Small Cap Value Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Columbia High Yield Fund, Variable Series
Columbia International Fund, Variable Series
Liberty Growth & Income Fund, Variable Series
Newport Tiger Fund, Variable Series

                       LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2004

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                       3
-----------------------------------------------------------------
THE FUNDS                                                       4
-----------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Colonial Small Cap Value Fund, Variable Series..............    4
Colonial Strategic Income Fund, Variable Series.............    8
Columbia High Yield Fund, Variable Series...................   12
Liberty Growth & Income Fund, Variable Series...............   16
TRUST MANAGEMENT ORGANIZATIONS                                 20
-----------------------------------------------------------------
The Trustees................................................   20
Investment Advisor..........................................   20
Portfolio Managers..........................................   20
Mixed and Shared Funding....................................   21
OTHER INVESTMENT STRATEGIES AND RISKS                          22
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           24
-----------------------------------------------------------------
SHAREHOLDER INFORMATION                                        28
-----------------------------------------------------------------
Purchases and Redemptions...................................   28
How the Funds Calculate Net Asset Value.....................   28
Dividends and Distributions.................................   29
Tax Consequences............................................   29
Other Class of Shares.......................................   29

                                   THE TRUST

Liberty Variable Investment Trust (Trust) includes ten separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund), Colonial Strategic Income Fund, Variable Series (Strategic Income Fund), Columbia High Yield Fund, Variable Series (High Yield Fund) and Liberty Growth & Income Fund, Variable Series (Growth & Income Fund). Columbia Management Advisors, Inc. (Columbia Management) is the investment advisor to the Funds. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of Bank of America Corporation (Bank of America).

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Funds Distributor, Inc. (CFD). CFD is a direct wholly owned subsidiary of Columbia Management.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks. Small-cap stocks are stocks of companies with market capitalizations equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index ($3.1 billion as of March 31, 2004). When purchasing securities for the Fund, the Fund's investment advisor may choose securities of companies it believes are undervalued. The Fund may invest up to 10% of its assets in foreign securities.

             -------------------------------------------------------------------

              UNDERSTANDING VALUE INVESTING

              In managing the Fund, the advisor uses a value investing
              strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating
              performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.
             -------------------------------------------------------------------

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        6.34%     18.88%      9.30%                39.30%
                                                        -6.12%
                        1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +19.23%
                                                          Worst quarter: 3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                               5/19/98             39.30           12.56             8.33
-----------------------------------------------------------------------------------------------------
S&P 600/Barra Value Index (%)             N/A                 40.06           11.03             7.45(1)

(1)  Performance information is from May 31, 1998.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.41
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.21

(1) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, other expenses for Class A shares would be 0.30% and total annual fund operating expenses for Class A shares would be 1.10%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $123                  $384                   $665                   $1,466

                COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

     - debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S. government agencies;

     - debt securities issued by foreign governments and foreign companies, including securities issued in emerging market countries; and

     -  lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

     -  rated BB through D by Standard & Poor's;

     -  rated Ba through C by Moody's Investors Service, Inc.;

     -  comparably rated by another nationally recognized rating service; or

     -  unrated and believed by the advisor to be comparable in quality.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of mortgage-backed securities may be difficult to predict and result in greater volatility.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Lehman Brothers Government/Credit Bond Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       18.30%      9.83%      9.11%      6.03%      1.78%      0.16%      3.68%      8.41%     18.54%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +7.22%
                                                          Worst quarter: 2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                                7/5/94             18.54           6.32             7.93
-----------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)            N/A              4.67           6.66             7.84(1)

(1)  Performance information is from July 5, 1994.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (%)                                         0.15
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.80

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $82                   $255                   $444                    $990

                   COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yielding corporate debt securities, such as bonds, debentures and notes, that are rated below investment grade, i.e., BB or lower by Standard & Poor's (S&P), Ba or lower by Moody's Investors Service, Inc. (Moody's), or unrated securities which the Fund's investment advisor has determined to be of comparable quality. Such lower rated securities are commonly referred to as "junk bonds." The Fund invests primarily in lower-rated securities that are considered to be "upper tier," which means securities that are rated BB or B by S&P or Ba or B by Moody's. No more than 10% of the Fund's total assets will normally be invested in securities rated CCC or lower by S&P or Caa or lower by Moody's.

While credit ratings are an important factor in evaluating lower-rated securities, the advisor also considers a variety of other factors when selecting portfolio securities for the Fund. These factors may include the issuer's experience and managerial strength, its changing financial condition, its borrowing requirements and debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Because of the number of considerations involved in investing in lower-rated debt securities, the success of the Fund in achieving its investment goals may be more dependent upon the advisor's credit analysis than would be the case if the Fund invested in higher-quality debt securities.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the advisor's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Merrill Lynch U.S. High Yield, Cash Pay Only Index (Merrill Lynch High Yield Index), an unmanaged index of non-investment-grade corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A) (1)

                                  (BAR CHART)

                        0.56%      3.66%      6.18%      2.74%     12.37%
                        1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 1st quarter 2001, +4.60%
                                                          Worst quarter: 3rd quarter 1999, -1.71%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003 (1)

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class A (%)                                                12.37           5.03             5.95
--------------------------------------------------------------------------------------------------
Merrill Lynch High Yield Index (%)                         27.23           5.47             5.00(2)

(1) The returns of Class A shares of the Fund include the returns of shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. The Galaxy VIP Columbia High Yield Fund II shares were initially offered on March 3, 1998 and Class A shares of the Fund were initially offered on April 14, 2003.

(2)  Performance information is from March 3, 1998.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.31
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               0.91

(1) Management fee has been restated to reflect the discontinuance of the administration fee for the Fund effective November 1, 2003.

(2) The Fund's advisor has voluntarily agreed to waive 0.27% of other expenses. If this waiver were reflected in the table, other expenses for Class A shares would be 0.04% and total annual fund operating expenses for Class A shares would be 0.64%. This arrangement may be modified or terminated by the advisor at any time.

(3) Other expenses have been restated to reflect current contractual rates in effect.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $ 93                 $  290                 $  504                  $1,120

                 LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization (large-cap) stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Value Index. As of March 31, 2004, that index included companies with capitalizations between approximately $670.3 million and $273.2 billion. All market capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

     -  debt securities that are convertible into common stock;

     - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

     -  debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       29.70%     21.84%     32.23%     20.15%     12.00%      3.60%                           19.79%
                                                                                         -0.60%     -21.95%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +21.79%
                                                          Worst quarter: 3rd quarter 2002, -20.41%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                                7/5/94             19.79            1.52           11.57
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A             28.68           -0.57           12.04(1)

(1)  Performance information is from July 5, 1994.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.09
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               0.89

(1) The Fund's advisor has voluntarily agreed to waive and reimburse 0.11% of the expenses incurred by the Fund. If this waiver and reimbursement were reflected in the table, the management fee for Class A shares would be 0.78%, other expenses for Class A shares would be 0.00% and total annual fund operating expenses for Class A shares would be 0.78%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $91                   $284                   $493                   $1,096

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, INC.
Columbia Management, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Management is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. Columbia Management is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of Bank of America. On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

Columbia Management determines which securities and other instruments are purchased and sold for the Funds. Columbia Management may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia Management or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia Management will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia Management also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2003 fiscal year, aggregate advisory fees paid to Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund:

Colonial Small Cap Value Fund, Variable
Series                                                   0.80%
Colonial Strategic Income Fund, Variable
  Series                                                 0.65%
Columbia High Yield Fund, Variable Series                0.60%
Liberty Growth & Income Fund, Variable Series            0.80%

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

STEPHEN D. BARBARO, a vice president of Columbia Management, is the manager for the Small Cap Fund and has managed the Small Cap Fund since June, 2002. Mr. Barbaro has been associated with Columbia Management or its predecessors since 1976.

LAURA A. OSTRANDER, a senior vice president of Columbia Management, is the manager for the Strategic Income Fund and has managed or co-managed the Strategic Income Fund since September, 2000. Ms. Ostrander has been associated with Columbia Management or its predecessors since December, 1996.

JEFFREY L. RIPPEY, a senior vice president of Columbia Management, is the manager for the High Yield Fund and has managed or co-managed the High Yield Fund since it commenced operations in April, 2003. Mr. Rippey managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since it commenced operations in March, 1998. Mr. Rippey has been associated with Columbia Management or its predecessors since 1981.

BRIAN CUNNINGHAM, a vice president of Columbia Management, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since October, 2003. Mr. Cunningham has been associated with Columbia Management or its predecessors since 1987.

TRUST MANAGEMENT ORGANIZATIONS

GREGORY M. MILLER, a senior vice president of Columbia Management, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since April, 2003. Mr. Miller has been associated with Columbia Management or its predecessors since 1985.

RICHARD DAHLBERG, a senior portfolio manager and head of Columbia Management's Large Cap Value Team, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since October, 2003. Mr. Dahlberg has been associated with Columbia Management since September, 2003. Prior to joining Columbia Management in September, 2003, Mr. Dahlberg managed value investments for the last 30 years, most recently with Grantham, Mayo, Van Otterloo & Co. LLC from November, 2001 to December, 2002 and with Pioneer Investment Management, Inc. from September, 1998 to November, 2001.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds--Principal Investment Strategies" and "The Funds--Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Strategic Income Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Strategic Income Fund, Growth & Income Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

OTHER INVESTMENT STRATEGIES AND RISKS

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund) The Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information, except as noted below, has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. The information for the High Yield Fund for the years ended December 31, 2002, 2001, 2000 and 1999 is included in that Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by writing to CFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   ------      -----      -----      -----      -----
NET ASSET VALUE, BEGINNING OF PERIOD ($)            10.48      11.56      10.73       9.12       8.59
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.07       0.02       0.02       0.07       0.02
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                4.03      (0.73)      0.98       1.65       0.52
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     4.10      (0.71)      1.00       1.72       0.54
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
  TO SHAREHOLDERS ($):
  From net investment income                        (0.03)     (0.01)     (0.02)     (0.05)     (0.01)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.32)     (0.36)     (0.15)     (0.06)        --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.35)     (0.37)     (0.17)     (0.11)     (0.01)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                  14.23      10.48      11.56      10.73       9.12
------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)(d)                           39.30      (6.12)      9.30      18.88       6.34
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(e)                                        1.10       1.10       1.10       1.07       1.00
------------------------------------------------------------------------------------------------------
  Net investment income(e)                           0.59       0.18       0.22       0.76       0.23
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.11       0.04       0.22       0.82       2.66
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            55        125         56         54         74
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              10,738      7,893      9,361      7,616      3,817

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)              8.90       8.92       9.43      10.44      11.08
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.62       0.65       0.81(b)    0.97       0.95
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                 1.03       0.10      (0.46)(b)   (0.96)    (0.75)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.65       0.75       0.35       0.01       0.20
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
  TO SHAREHOLDERS ($):
  From net investment income                         (0.75)     (0.75)     (0.84)     (0.99)     (0.84)
------------------------------------------------------------------------------------------------------
  Return of capital                                     --      (0.02)     (0.02)     (0.03)        --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.75)     (0.77)     (0.86)     (1.02)     (0.84)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                    9.80       8.90       8.92       9.43      10.44
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                               18.54       8.41       3.68       0.16       1.78
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(e)                                         0.80       0.76       0.85       0.76       0.75
------------------------------------------------------------------------------------------------------
  Net investment income(e)                            6.42       7.16       8.42(b)    9.36       8.57
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             61         62         62         31         35
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              109,894    106,415    123,041    143,629    170,702

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA HIGH YIELD FUND, VARIABLE SERIES(A)

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             8.96       9.29       9.35       9.70      10.36
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                              0.56(b)    0.59       0.64(c)    0.69       0.70
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                0.52      (0.35)     (0.07)(c)  (0.35)     (0.65)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     1.08       0.24       0.57       0.34       0.05
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
  TO SHAREHOLDERS ($):
  From net investment income                        (0.60)     (0.57)     (0.63)     (0.69)     (0.70)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.02)        --         --         --      (0.01)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.62)     (0.57)     (0.63)     (0.69)     (0.71)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   9.42       8.96       9.29       9.35       9.70
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                           12.37       2.74       6.18       3.66       0.56
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(g)                                        0.77       1.68       1.60       1.60       1.60
------------------------------------------------------------------------------------------------------
  Net investment income(g)                           6.06       6.46       6.89(c)    7.29       7.00
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.36       1.68       1.63       1.58       1.29
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           112         49         54         46         35
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              12,132      2,197      2,421      2,188      2,403

(a) The information shown in this table for the periods prior to April 14, 2003, relates to shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Columbia High Yield Fund, Variable Series.

(b) Per share data was calculated using average shares outstanding during the period.

(c) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 (which is reflected in the amounts shown above) on the net investment income per share, the net realized and unrealized gain
    (loss) per share and the ratio of net investment income to average net assets is $0.01, $(0.01), and 0.25%, respectively.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             11.97      15.55      18.27      19.85      18.79
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.21       0.15       0.16       0.17       0.14
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                      2.16      (3.56)     (0.35)      0.54       2.07
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      2.37      (3.41)     (0.19)      0.71       2.21
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
  TO SHAREHOLDERS ($):
  From net investment income                         (0.19)     (0.17)     (0.15)     (0.17)     (0.11)
------------------------------------------------------------------------------------------------------
  In excess of net investment income                    --         --         --         --(b)      --
------------------------------------------------------------------------------------------------------
  From net realized gains                               --         --      (2.34)     (2.12)     (1.04)
------------------------------------------------------------------------------------------------------
  Return of capital                                     --         --      (0.04)        --         --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.19)     (0.17)     (2.53)     (2.29)     (1.15)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   14.15      11.97      15.55      18.27      19.85
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                               19.79(e)  (21.95)     (0.60)      3.60      12.00
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(f)                                         0.80       0.88       0.96       0.88       0.88
------------------------------------------------------------------------------------------------------
  Net investment income(f)                            1.66       1.08       0.92       0.85       0.69
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.09         --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             73         69         53        120        101
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              216,923    113,335    180,053    203,366    212,355

(a) Per share data was calculated using average shares outstanding during the period.

(b) Rounds to less than $0.01 per share.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

PURCHASE AND EXCHANGES SHOULD BE MADE FOR INVESTMENT PURPOSES ONLY. Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. Each Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in each Fund. However, as discussed below, each Fund cannot ensure that all such activity can be identified or terminated.

RIGHT TO REJECT OR RESTRICT ORDERS AND CLOSE ACCOUNTS. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when each Fund believes it is in its shareholders' best interest. In the event that each Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each Fund may also close the account of any shareholder who it believes is engaged or intends to engage in frequent trading.

LIMITATIONS ON THE ABILITY TO IDENTIFY OR TO TERMINATE FREQUENT TRADING. There is no guarantee that each Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The shares of each Fund are held in omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. Each Fund typically is not able to identify trading by a particular beneficial owner, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on each Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by each Fund and its agents are not anticipated to identify all frequent trading.

HOW THE FUNDS CALCULATE NET ASSET VALUE
Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

SHAREHOLDER INFORMATION

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES
The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial Small Cap Value Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Columbia High Yield Fund, Variable Series
Liberty Growth & Income Fund, Variable Series

                       LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2004

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES
LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                       3
-----------------------------------------------------------------
THE FUNDS                                                       4
-----------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Colonial Small Cap Value Fund, Variable Series..............    4
Colonial Strategic Income Fund, Variable Series.............    8
Columbia High Yield Fund, Variable Series...................   12
Columbia International Fund, Variable Series................   16
Liberty Growth & Income Fund, Variable Series...............   20
TRUST MANAGEMENT ORGANIZATIONS                                 24
-----------------------------------------------------------------
The Trustees................................................   24
Investment Advisor..........................................   24
Portfolio Managers..........................................   24
Mixed and Shared Funding....................................   25
OTHER INVESTMENT STRATEGIES AND RISKS                          26
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           28
-----------------------------------------------------------------
SHAREHOLDER INFORMATION                                        33
-----------------------------------------------------------------
Purchases and Redemptions...................................   33
How the Funds Calculate Net Asset Value.....................   33
Dividends and Distributions.................................   34
Tax Consequences............................................   34
Other Class of Shares.......................................   34

                                   THE TRUST

Liberty Variable Investment Trust (Trust) includes ten separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund), Colonial Strategic Income Fund, Variable Series (Strategic Income Fund), Columbia High Yield Fund, Variable Series (High Yield Fund), Columbia International Fund, Variable Series (International Fund) and Liberty Growth & Income Fund, Variable Series (Growth & Income Fund). Columbia Management Advisors, Inc. (Columbia Management) is the investment advisor to the Funds. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of Bank of America Corporation (Bank of America).

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Funds Distributor, Inc. (CFD). CFD is a direct wholly owned subsidiary of Columbia Management.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks. Small-cap stocks are stocks of companies with market capitalizations equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index ($3.1 billion as of March 31, 2004). When purchasing securities for the Fund, the Fund's investment advisor may choose securities of companies it believes are undervalued. The Fund may invest up to 10% of its assets in foreign securities.

             -------------------------------------------------------------------

              UNDERSTANDING VALUE INVESTING

              In managing the Fund, the advisor uses a value investing
              strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating
              performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.
             -------------------------------------------------------------------

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        6.34%     18.88%      9.30%                39.30%
                                                        -6.12%
                        1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +19.23%
                                                          Worst quarter: 3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                               5/19/98             39.30           12.56             8.33
-----------------------------------------------------------------------------------------------------
S&P 600/Barra Value Index (%)             N/A                 40.06           11.03             7.45(1)

(1)  Performance information is from May 31, 1998.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.41
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.21

(1) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, other expenses for Class A shares would be 0.30% and total annual fund operating expenses for Class A shares would be 1.10%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $123                  $384                   $665                   $1,466

                COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

     - debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S. government agencies;

     - debt securities issued by foreign governments and foreign companies, including securities issued in emerging market countries; and

     -  lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

     -  rated BB through D by Standard & Poor's;

     -  rated Ba through C by Moody's Investors Service, Inc.;

     -  comparably rated by another nationally recognized rating service; or

     -  unrated and believed by the advisor to be comparable in quality.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of mortgage-backed securities may be difficult to predict and result in greater volatility.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Lehman Brothers Government/Credit Bond Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       18.30%      9.83%      9.11%      6.03%      1.78%      0.16%      3.68%      8.41%     18.54%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +7.22%
                                                          Worst quarter: 2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                                7/5/94             18.54           6.32             7.93
-----------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)            N/A              4.67           6.66             7.84(1)

(1)  Performance information is from July 5, 1994.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (%)                                         0.15
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.80

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $82                   $255                   $444                    $990

                   COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yielding corporate debt securities, such as bonds, debentures and notes, that are rated below investment grade, i.e., BB or lower by Standard & Poor's (S&P), Ba or lower by Moody's Investors Service, Inc. (Moody's), or unrated securities which the Fund's investment advisor has determined to be of comparable quality. Such lower rated securities are commonly referred to as "junk bonds." The Fund invests primarily in lower-rated securities that are considered to be "upper tier," which means securities that are rated BB or B by S&P or Ba or B by Moody's. No more than 10% of the Fund's total assets will normally be invested in securities rated CCC or lower by S&P or Caa or lower by Moody's.

While credit ratings are an important factor in evaluating lower-rated securities, the advisor also considers a variety of other factors when selecting portfolio securities for the Fund. These factors may include the issuer's experience and managerial strength, its changing financial condition, its borrowing requirements and debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Because of the number of considerations involved in investing in lower-rated debt securities, the success of the Fund in achieving its investment goals may be more dependent upon the advisor's credit analysis than would be the case if the Fund invested in higher-quality debt securities.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the advisor's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Merrill Lynch U.S. High Yield, Cash Pay Only Index (Merrill Lynch High Yield Index), an unmanaged index of non-investment-grade corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A) (1)

                                  (BAR CHART)

                        0.56%      3.66%      6.18%      2.74%     12.37%
                        1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 1st quarter 2001, +4.60%
                                                          Worst quarter: 3rd quarter 1999, -1.71%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003 (1)

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class A (%)                                                12.37           5.03             5.95
--------------------------------------------------------------------------------------------------
Merrill Lynch High Yield Index (%)                         27.23           5.47             5.00(2)

(1) The returns of Class A shares of the Fund include the returns of shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. The Galaxy VIP Columbia High Yield Fund II shares were initially offered on March 3, 1998 and Class A shares of the Fund were initially offered on April 14, 2003.

(2)  Performance information is from March 3, 1998.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.31
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               0.91

(1) Management fee has been restated to reflect the discontinuance of the administration fee for the Fund effective November 1, 2003.

(2) The Fund's advisor has voluntarily agreed to waive 0.27% of other expenses. If this waiver were reflected in the table, other expenses for Class A shares would be 0.04% and total annual fund operating expenses for Class A shares would be 0.64%. This arrangement may be modified or terminated by the advisor at any time.

(3) Other expenses have been restated to reflect current contractual rates in effect.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $ 93                 $  290                 $  504                  $1,120

                  COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests primarily in equity securities of growth companies located outside the United States. The Fund may invest in equity securities located in any foreign country, including emerging market countries. The Fund may invest in companies of any size, including small capitalization (small-cap) stocks. The Fund may also invest in high-quality foreign government debt securities. The Fund generally diversifies its holdings across several different countries and regions.

The Fund may invest up to 10% of its assets in shares of other investment companies. Investing in investment companies may involve payment of duplicate fees because the Fund, as a shareholder, will indirectly pay a portion of the other investment company's expenses.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Market timers. Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and to discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Morgan Stanley Capital International All Country World ex-US Index (MSCI AC World ex US Index), an unmanaged index of global stock market performance excluding the United States. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        5.85%      5.61%                12.96%     40.58%                                      35.54%
                                             -3.27%                           -18.47%    -24.35%    -13.35%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1999, +23.31%
                                                          Worst quarter: 1st quarter 2001, -17.62%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                                5/2/94             35.54           0.36             1.63
-----------------------------------------------------------------------------------------------------
MSCI AC World ex US Index (%)             N/A                 41.38           1.54             4.20(1)

(1)  Performance information is from April 30, 1994.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.90
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.25
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.15

(1) The Fund's advisor has voluntarily agreed to waive 0.21% of other expenses. If this waiver were reflected in the table, other expenses for Class A shares would be 0.04% and total annual fund operating expenses for Class A shares would be 0.94%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $117                  $365                   $633                   $1,398

                 LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization (large-cap) stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Value Index. As of March 31, 2004, that index included companies with capitalizations between approximately $670.3 million and $273.2 billion. All market capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

     -  debt securities that are convertible into common stock;

     - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

     -  debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       29.70%     21.84%     32.23%     20.15%     12.00%      3.60%                           19.79%
                                                                                         -0.60%     -21.95%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +21.79%
                                                          Worst quarter: 3rd quarter 2002, -20.41%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                                7/5/94             19.79            1.52           11.57
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A             28.68           -0.57           12.04(1)

(1)  Performance information is from July 5, 1994.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.09
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               0.89

(1) The Fund's advisor has voluntarily agreed to waive and reimburse 0.11% of the expenses incurred by the Fund. If this waiver and reimbursement were reflected in the table, the management fee for Class A shares would be 0.78%, other expenses for Class A shares would be 0.00% and total annual fund operating expenses for Class A shares would be 0.78%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $91                   $284                   $493                   $1,096

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, INC.
Columbia Management, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Management is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. Columbia Management is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of Bank of America. On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

Columbia Management determines which securities and other instruments are purchased and sold for the Funds. Columbia Management may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia Management or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia Management will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia Management also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2003 fiscal year, aggregate advisory fees paid to Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund:

Colonial Small Cap Value Fund, Variable
Series                                                   0.80%
Colonial Strategic Income Fund, Variable
  Series                                                 0.65%
Columbia High Yield Fund, Variable Series                0.60%
Columbia International Fund, Variable Series             0.90%
Liberty Growth & Income Fund, Variable Series            0.80%

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

STEPHEN D. BARBARO, a vice president of Columbia Management, is the manager for the Small Cap Fund and has managed the Small Cap Fund since June, 2002. Mr. Barbaro has been associated with Columbia Management or its predecessors since 1976.

LAURA A. OSTRANDER, a senior vice president of Columbia Management, is the manager for the Strategic Income Fund and has managed or co-managed the Strategic Income Fund since September, 2000. Ms. Ostrander has been associated with Columbia Management or its predecessors since December, 1996.

JEFFREY L. RIPPEY, a senior vice president of Columbia Management, is the manager for the High Yield Fund and has managed or co-managed the High Yield Fund since it commenced operations in April, 2003. Mr. Rippey managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since it commenced operations in March, 1998. Mr. Rippey has been associated with Columbia Management or its predecessors since 1981.

JAMES M. MCALEAR, a vice president of Columbia Management, is the manager for the International Fund and has managed the International Fund since February, 2003. Mr. McAlear has been associated with Columbia Management or its predecessors since 1992.

TRUST MANAGEMENT ORGANIZATIONS

BRIAN CUNNINGHAM, a vice president of Columbia Management, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since October, 2003. Mr. Cunningham has been associated with Columbia Management or its predecessors since 1987.

GREGORY M. MILLER, a senior vice president of Columbia Management, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since April, 2003. Mr. Miller has been associated with Columbia Management or its predecessors since 1985.

RICHARD DAHLBERG, a senior portfolio manager and head of Columbia Management's Large Cap Value Team, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since October, 2003. Mr. Dahlberg has been associated with Columbia Management since September, 2003. Prior to joining Columbia Management in September, 2003, Mr. Dahlberg managed value investments for the last 30 years, most recently with Grantham, Mayo, Van Otterloo & Co. LLC from November, 2001 to December, 2002 and with Pioneer Investment Management, Inc. from September, 1998 to November, 2001.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds--Principal Investment Strategies" and "The Funds--Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Strategic Income Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Strategic Income Fund, Growth & Income Fund, International Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

OTHER INVESTMENT STRATEGIES AND RISKS

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund) The Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information, except as noted below, has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. The information for the High Yield Fund for the years ended December 31, 2002, 2001, 2000 and 1999 is included in that Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by writing to CFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)            10.48      11.56      10.73       9.12       8.59
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.07       0.02       0.02       0.07       0.02
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                4.03      (0.73)      0.98       1.65       0.52
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     4.10      (0.71)      1.00       1.72       0.54
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.03)     (0.01)     (0.02)     (0.05)     (0.01)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.32)     (0.36)     (0.15)     (0.06)        --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.35)     (0.37)     (0.17)     (0.11)     (0.01)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                  14.23      10.48      11.56      10.73       9.12
------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)(d)                           39.30      (6.12)      9.30      18.88       6.34
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(e)                                        1.10       1.10       1.10       1.07       1.00
------------------------------------------------------------------------------------------------------
  Net investment income(e)                           0.59       0.18       0.22       0.76       0.23
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.11       0.04       0.22       0.82       2.66
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            55        125         56         54         74
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              10,738      7,893      9,361      7,616      3,817

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001        2000       1999
                                                   Class A    Class A    Class A     Class A    Class A
                                                   -------    -------    -------     -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)              8.90       8.92       9.43       10.44      11.08
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.62       0.65       0.81(b)     0.97       0.95
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                 1.03       0.10      (0.46)(b)   (0.96)     (0.75)
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.65       0.75       0.35        0.01       0.20
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                         (0.75)     (0.75)     (0.84)      (0.99)     (0.84)
-------------------------------------------------------------------------------------------------------
  Return of capital                                     --      (0.02)     (0.02)      (0.03)        --
-------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.75)     (0.77)     (0.86)      (1.02)     (0.84)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                    9.80       8.90       8.92        9.43      10.44
-------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                               18.54       8.41       3.68        0.16       1.78
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(e)                                         0.80       0.76       0.85        0.76       0.75
-------------------------------------------------------------------------------------------------------
  Net investment income(e)                            6.42       7.16       8.42(b)     9.36       8.57
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             61         62         62          31         35
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              109,894    106,415    123,041     143,629    170,702

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA HIGH YIELD FUND, VARIABLE SERIES(A)

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             8.96       9.29       9.35       9.70      10.36
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                              0.56(b)    0.59       0.64(c)    0.69       0.70
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                0.52      (0.35)     (0.07)(c)  (0.35)     (0.65)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     1.08       0.24       0.57       0.34       0.05
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.60)     (0.57)     (0.63)     (0.69)     (0.70)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.02)        --         --         --      (0.01)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.62)     (0.57)     (0.63)     (0.69)     (0.71)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   9.42       8.96       9.29       9.35       9.70
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                           12.37       2.74       6.18       3.66       0.56
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(g)                                        0.77       1.68       1.60       1.60       1.60
------------------------------------------------------------------------------------------------------
  Net investment income(g)                           6.06       6.46       6.89(c)    7.29       7.00
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.36       1.68       1.63       1.58       1.29
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           112         49         54         46         35
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              12,132      2,197      2,421      2,188      2,403

(a) The information shown in this table for the periods prior to April 14, 2003, relates to shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Columbia High Yield Fund, Variable Series.

(b) Per share data was calculated using average shares outstanding during the period.

(c) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 (which is reflected in the amounts shown above) on the net investment income per share, the net realized and unrealized gain
     (loss) per share and the ratio of net investment income to average net assets is $0.01, $(0.01), and 0.25%, respectively.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             1.26       1.46       1.93       2.79       2.00
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.03       0.01       0.01       0.03       0.03
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and foreign
     capital gains tax                               0.42      (0.20)     (0.48)     (0.55)      0.78
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.45      (0.19)     (0.47)     (0.52)      0.81
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.02)     (0.01)        --      (0.04)     (0.02)
------------------------------------------------------------------------------------------------------
  In excess of net investment income                   --         --         --         --(b)      --
------------------------------------------------------------------------------------------------------
  From net realized gains                              --         --         --      (0.30)        --
------------------------------------------------------------------------------------------------------
  In excess of net realized gains                      --         --         --         --(b)      --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.02)     (0.01)        --      (0.34)     (0.02)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   1.69       1.26       1.46       1.93       2.79
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                              35.54(e)  (13.35)    (24.35)    (18.47)     40.58
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                        0.97       1.13       1.23       1.08       1.10
------------------------------------------------------------------------------------------------------
  Net investment income(f)                           1.84       0.62       0.41       1.20       1.14
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.18         --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           104         39         34         76         35
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              75,184     28,883     41,299     61,372     82,071

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             11.97      15.55      18.27      19.85      18.79
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.21       0.15       0.16       0.17       0.14
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                      2.16      (3.56)     (0.35)      0.54       2.07
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      2.37      (3.41)     (0.19)      0.71       2.21
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                         (0.19)     (0.17)     (0.15)     (0.17)     (0.11)
------------------------------------------------------------------------------------------------------
  In excess of net investment income                    --         --         --         --(b)      --
------------------------------------------------------------------------------------------------------
  From net realized gains                               --         --      (2.34)     (2.12)     (1.04)
------------------------------------------------------------------------------------------------------
  Return of capital                                     --         --      (0.04)        --         --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.19)     (0.17)     (2.53)     (2.29)     (1.15)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   14.15      11.97      15.55      18.27      19.85
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                               19.79(e)  (21.95)     (0.60)      3.60      12.00
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                         0.80       0.88       0.96       0.88       0.88
------------------------------------------------------------------------------------------------------
  Net investment income(f)                            1.66       1.08       0.92       0.85       0.69
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.09         --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             73         69         53        120        101
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              216,923    113,335    180,053    203,366    212,355

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

PURCHASE AND EXCHANGES SHOULD BE MADE FOR INVESTMENT PURPOSES ONLY. Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. Each Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in each Fund. However, as discussed below, each Fund cannot ensure that all such activity can be identified or terminated.

RIGHT TO REJECT OR RESTRICT ORDERS AND CLOSE ACCOUNTS. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when each Fund believes it is in its shareholders' best interest. In the event that each Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each Fund may also close the account of any shareholder who it believes is engaged or intends to engage in frequent trading.

LIMITATIONS ON THE ABILITY TO IDENTIFY OR TO TERMINATE FREQUENT TRADING. There is no guarantee that each Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The shares of each Fund are held in omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. Each Fund typically is not able to identify trading by a particular beneficial owner, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on each Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by each Fund and its agents are not anticipated to identify all frequent trading.

HOW THE FUNDS CALCULATE NET ASSET VALUE
Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

SHAREHOLDER INFORMATION

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES
The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial Small Cap Value Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Columbia High Yield Fund, Variable Series
Columbia International Fund, Variable Series
Liberty Growth & Income Fund, Variable Series

                       LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2004

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES
COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES
LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES
NEWPORT TIGER FUND, VARIABLE SERIES

CLASS A AND B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                       3
-----------------------------------------------------------------
THE FUNDS                                                       4
-----------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Colonial Small Cap Value Fund, Variable Series..............    4
Colonial Strategic Income Fund, Variable Series.............    8
Columbia High Yield Fund, Variable Series...................   12
Columbia International Fund, Variable Series................   16
Columbia Real Estate Equity Fund, Variable Series...........   22
Liberty Growth & Income Fund, Variable Series...............   26
Newport Tiger Fund, Variable Series.........................   30
TRUST MANAGEMENT ORGANIZATIONS                                 34
-----------------------------------------------------------------
Investment Advisor..........................................   34
Portfolio Managers..........................................   34
Rule 12b-1 Plan.............................................   35
Mixed and Shared Funding....................................   35
OTHER INVESTMENT STRATEGIES AND RISKS                          36
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           38
-----------------------------------------------------------------
SHAREHOLDER INFORMATION                                        46
-----------------------------------------------------------------
Purchases and Redemptions...................................   46
How the Funds Calculate Net Asset Value.....................   46
Dividends and Distributions.................................   47
Tax Consequences............................................   47
Other Classes of Shares.....................................   47

                                   THE TRUST

Liberty Variable Investment Trust (Trust) includes ten separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund), Colonial Strategic Income Fund, Variable Series (Strategic Income Fund), Columbia High Yield Fund, Variable Series (High Yield Fund), Columbia International Fund, Variable Series (International Fund), Columbia Real Estate Equity Fund, Variable Series (Real Estate Fund), Liberty Growth & Income Fund, Variable Series (Growth & Income Fund) and Newport Tiger Fund, Variable Series (Tiger Fund). Columbia Management Advisors, Inc. (Columbia Management) is the investment advisor to the Funds. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of Bank of America Corporation (Bank of America).

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares for all of the Funds except the International Fund and Real Estate Fund. This prospectus contains Class A and B shares for the International Fund and only Class B shares for the Real Estate Fund.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Funds Distributor, Inc. (CFD). CFD is a direct wholly owned subsidiary of Columbia Management.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks. Small-cap stocks are stocks of companies with market capitalizations equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index ($3.1 billion as of March 31, 2004). When purchasing securities for the Fund, the Fund's investment advisor may choose securities of companies it believes are undervalued. The Fund may invest up to 10% of its assets in foreign securities.

             -------------------------------------------------------------------

              UNDERSTANDING VALUE INVESTING

              In managing the Fund, the advisor uses a value investing
              strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating
              performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.
             -------------------------------------------------------------------

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        6.34%     18.88%      9.30%                39.30%
                                                        -6.12%
                        1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +19.23%
                                                          Worst quarter: 3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                               5/19/98             39.30           12.56             8.33
-----------------------------------------------------------------------------------------------------
S&P 600/Barra Value Index (%)             N/A                 40.06           11.03             7.45(1)

(1)  Performance information is from May 31, 1998.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.41
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.21

(1) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, other expenses for Class A shares would be 0.30% and total annual fund operating expenses for Class A shares would be 1.10%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $123                  $384                   $665                   $1,466

                COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

     - debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S. government agencies;

     - debt securities issued by foreign governments and foreign companies, including securities issued in emerging market countries; and

     -  lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

     -  rated BB through D by Standard & Poor's;

     -  rated Ba through C by Moody's Investors Service, Inc.;

     -  comparably rated by another nationally recognized rating service; or

     -  unrated and believed by the advisor to be comparable in quality.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of mortgage-backed securities may be difficult to predict and result in greater volatility.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Lehman Brothers Government/Credit Bond Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       18.30%      9.83%      9.11%      6.03%      1.78%      0.16%      3.68%      8.41%     18.54%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +7.22%
                                                          Worst quarter: 2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                                7/5/94             18.54           6.32             7.93
-----------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)            N/A              4.67           6.66             7.84(1)

(1)  Performance information is from July 5, 1994.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (%)                                         0.15
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.80

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $82                   $255                   $444                    $990

                   COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yielding corporate debt securities, such as bonds, debentures and notes, that are rated below investment grade, i.e., BB or lower by Standard & Poor's (S&P), Ba or lower by Moody's Investors Service, Inc. (Moody's), or unrated securities which the Fund's investment advisor has determined to be of comparable quality. Such lower rated securities are commonly referred to as "junk bonds." The Fund invests primarily in lower-rated securities that are considered to be "upper tier," which means securities that are rated BB or B by S&P or Ba or B by Moody's. No more than 10% of the Fund's total assets will normally be invested in securities rated CCC or lower by S&P or Caa or lower by Moody's.

While credit ratings are an important factor in evaluating lower-rated securities, the advisor also considers a variety of other factors when selecting portfolio securities for the Fund. These factors may include the issuer's experience and managerial strength, its changing financial condition, its borrowing requirements and debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Because of the number of considerations involved in investing in lower-rated debt securities, the success of the Fund in achieving its investment goals may be more dependent upon the advisor's credit analysis than would be the case if the Fund invested in higher-quality debt securities.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the advisor's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Merrill Lynch U.S. High Yield, Cash Pay Only Index (Merrill Lynch High Yield Index), an unmanaged index of non-investment-grade corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A) (1)

                                  (BAR CHART)

                        0.56%      3.66%      6.18%      2.74%     12.37%
                        1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 1st quarter 2001, +4.60%
                                                          Worst quarter: 3rd quarter 1999, -1.71%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003 (1)

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class A (%)                                                12.37           5.03             5.95
--------------------------------------------------------------------------------------------------
Merrill Lynch High Yield Index (%)                         27.23           5.47             5.00(2)

(1) The returns of Class A shares of the Fund include the returns of shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. The Galaxy VIP Columbia High Yield Fund II shares were initially offered on March 3, 1998 and Class A shares of the Fund were initially offered on April 14, 2003.

(2)  Performance information is from March 3, 1998.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.31
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               0.91

(1) Management fee has been restated to reflect the discontinuance of the administration fee for the Fund effective November 1, 2003.

(2) The Fund's advisor has voluntarily agreed to waive 0.27% of other expenses. If this waiver were reflected in the table, other expenses for Class A shares would be 0.04% and total annual fund operating expenses for Class A shares would be 0.64%. This arrangement may be modified or terminated by the advisor at any time.

(3) Other expenses have been restated to reflect current contractual rates in effect.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $ 93                 $  290                 $  504                  $1,120

                  COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests primarily in equity securities of growth companies located outside the United States. The Fund may invest in equity securities located in any foreign country, including emerging market countries. The Fund may invest in companies of any size, including small capitalization (small-cap) stocks. The Fund may also invest in high-quality foreign government debt securities. The Fund generally diversifies its holdings across several different countries and regions.

The Fund may invest up to 10% of its assets in shares of other investment companies. Investing in investment companies may involve payment of duplicate fees because the Fund, as a shareholder, will indirectly pay a portion of the other investment company's expenses.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Market timers. Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and to discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar charts below show the Fund's calendar year total returns (before taxes) for its Class A and B shares. The performance tables following the bar charts show how the Fund's average annual total returns for Class A and B shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The charts and tables are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Morgan Stanley Capital International All Country World ex-US Index (MSCI AC World ex US Index), an unmanaged index of global stock market performance excluding the United States. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        5.85%      5.61%                12.96%     40.58%                                      35.54%
                                             -3.27%                           -18.47%    -24.35%    -13.35%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1999, +23.31%
                                                          Worst quarter: 1st quarter 2001, -17.62%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                                5/2/94             35.54           0.36             1.63
-----------------------------------------------------------------------------------------------------
MSCI AC World ex US Index (%)             N/A                 41.38           1.54             4.20(1)

(1)  Performance information is from April 30, 1994.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.90
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.25
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.15

(1) The Fund's advisor has voluntarily agreed to waive 0.21% of other expenses. If this waiver were reflected in the table, other expenses for Class A shares would be 0.04% and total annual fund operating expenses for Class A shares would be 0.94%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $117                  $365                   $633                   $1,398

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                        5.85%      5.61%                12.96%     40.58%                                      35.21%
                                             -3.27%                           -18.47%    -24.35%    -13.56%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1999, +23.31%
                                                          Worst quarter: 1st quarter 2001, -17.62%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                35.21           0.26(1)          1.58(1)
--------------------------------------------------------------------------------------------------
MSCI AC World ex US Index (%)                              41.38           1.54             4.20(2)

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 2, 1994, and Class B shares were initially offered on June 1, 2000.

(2)  Performance information is from April 30, 1994.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.90
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.25
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.25
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.40

(1) The Fund's advisor has voluntarily agreed to waive 0.21% of other expenses. If this waiver were reflected in the table, other expenses for Class B shares would be 0.04% and total annual fund operating expenses for Class B shares would be 1.19%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $143                  $443                   $766                   $1,680

               COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks, with equal emphasis, capital appreciation and above-average current income by investing primarily in the equity securities of companies in the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities, primarily common stocks, of companies principally engaged in the real estate industry, primarily real estate investment trusts (REITs). The Fund invests primarily in the securities of U.S. companies.

In selecting portfolio securities for the Fund, the Fund's investment advisor focuses on total return, with an emphasis on growth companies that offer both a strong balance sheet and a dividend yield exceeding that of the Standard & Poor's 500 Index (S&P 500 Index). The Fund's holdings are diversified across several geographic regions and types of real estate.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

The Fund may invest in real estate investment trusts (REITs). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

Real estate securities generally. Although the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, changes in neighborhood values, and changes in interest rates. These risks may be more significant to the extent that the Fund's investments are concentrated in a particular geographic region.

Concentration risk. Because the Fund normally invests at least 80% of its assets in companies principally engaged in the real estate industry, it will be significantly more vulnerable to factors adversely affecting that industry than funds that invest in a broader range of industries.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of broad measures of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the National Association of Real Estate Investment Trusts Index (NAREIT Index), an unmanaged index that reflects performance of all publicly traded equity REITs. The Fund's returns are also compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                                  28.57%      4.68%      2.57%     33.58%
                       -4.13%
                        1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +11.59%
                                                          Worst quarter: 3rd quarter 2002, -10.52%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003 (1)

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                33.58           12.07            8.38
--------------------------------------------------------------------------------------------------
NAREIT Index (%)                                           37.13           14.35            8.95(2)
--------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                          28.68           -0.57            2.42(3)

(1) The returns of Class B shares of the Fund include the returns of shares of the Galaxy VIP Columbia Real Estate Equity Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between the predecessor shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. The Galaxy VIP Columbia Real Estate Equity Fund II shares were initially offered on March 3, 1998 and Class B shares of the Fund were initially offered on April 14, 2003.

(2)  Performance information is from February 28, 1998.

(3)  Performance information is from March 3, 1998.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (1) (%)                                     0.84
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.25
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  2.94
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               4.03

(1)  The Fund pays a management fee of 0.75% and an administration fee of 0.09%.

(2) The Fund's advisor has voluntarily agreed to waive 0.90% of other expenses. If this waiver were reflected in the table, other expenses for Class B shares would be 2.04% and total annual fund operating expenses for Class B shares would be 3.13%. This arrangement may be modified or terminated by the advisor at any time.

(3) Other expenses have been restated to reflect current contractual rates in effect.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $405                 $1,227                 $2,064                  $4,231

                 LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization (large-cap) stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Value Index. As of March 31, 2004, that index included companies with capitalizations between approximately $670.3 million and $273.2 billion. All market capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

     -  debt securities that are convertible into common stock;

     - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

     -  debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       29.70%     21.84%     32.23%     20.15%     12.00%      3.60%                           19.79%
                                                                                         -0.60%     -21.95%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +21.79%
                                                          Worst quarter: 3rd quarter 2002, -20.41%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                                7/5/94             19.79            1.52           11.57
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A             28.68           -0.57           12.04(1)

(1)  Performance information is from July 5, 1994.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.09
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               0.89

(1) The Fund's advisor has voluntarily agreed to waive and reimburse 0.11% of the expenses incurred by the Fund. If this waiver and reimbursement were reflected in the table, the management fee for Class A shares would be 0.78%, other expenses for Class A shares would be 0.00% and total annual fund operating expenses for Class A shares would be 0.78%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $91                   $284                   $493                   $1,096

                      NEWPORT TIGER FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the Tiger countries of Asia. The countries or regions in which the Fund invests include Hong Kong, Singapore, South Korea, Sri Lanka, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, the Fund's investment advisor typically purchases stocks of quality growth companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

Market timers. Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and to discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Because the Fund's investments are concentrated in the Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Morgan Stanley Capital International All Country Asia ex Japan Index (MSCI AC Asia ex Japan Index), an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan and taking into account local market restrictions on share ownership by foreigners. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       11.73%                           68.01%                                      44.79%
                                  -31.14%    -6.43%                -15.63%    -18.48%    -16.96%
                        1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +37.93%
                                                          Worst quarter: 2nd quarter 1998, -28.81%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                            INCEPTION                                        LIFE OF
                                              DATE            1 YEAR         5 YEARS         THE FUND
Class A (%)                                 5/1/95            44.79           6.80             1.63
-----------------------------------------------------------------------------------------------------
MSCI AC Asia ex Japan Index (%)               N/A             46.98           6.68            -1.10(1)

(1)  Performance information is from April 30, 1995.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.90
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (%)                                         0.62
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   1.52

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $155                  $480                   $829                   $1,813

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, INC.
Columbia Management, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Management is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. Columbia Management is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of Bank of America. On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

Columbia Management determines which securities and other instruments are purchased and sold for the Funds. Columbia Management may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia Management or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia Management will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia Management also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2003 fiscal year, aggregate advisory fees paid to Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund:

Colonial Small Cap Value Fund, Variable
Series                                                   0.80%
Colonial Strategic Income Fund, Variable
  Series                                                 0.65%
Columbia High Yield Fund, Variable Series                0.60%
Columbia International Fund, Variable Series             0.90%
Columbia Real Estate Equity Fund, Variable
  Series                                                 0.75%
Liberty Growth & Income Fund, Variable Series            0.80%
Newport Tiger Fund, Variable Series                      0.90%

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

STEPHEN D. BARBARO, a vice president of Columbia Management, is the manager for the Small Cap Fund and has managed the Small Cap Fund since June, 2002. Mr. Barbaro has been associated with Columbia Management or its predecessors since 1976.

LAURA A. OSTRANDER, a senior vice president of Columbia Management, is the manager for the Strategic Income Fund and has managed or co-managed the Strategic Income Fund since September, 2000. Ms. Ostrander has been associated with Columbia Management or its predecessors since December, 1996.

JEFFREY L. RIPPEY, a senior vice president of Columbia Management, is the manager for the High Yield Fund and has managed or co-managed the High Yield Fund since it commenced operations in April, 2003. Mr. Rippey managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since it commenced operations in March, 1998. Mr. Rippey has been associated with Columbia Management or its predecessors since 1981.

TRUST MANAGEMENT ORGANIZATIONS

JAMES M. MCALEAR, a vice president of Columbia Management, is the manager for the International Fund and has managed the International Fund since February, 2003. Mr. McAlear has been associated with Columbia Management or its predecessors since 1992.

DAVID W. JELLISON, a vice president of Columbia Management, is the manager for the Real Estate Fund and has managed the Real Estate Fund since it commenced operation in April, 2003. Mr. Jellison managed the Galaxy VIP Columbia Real Estate Equity Fund II, the predecessor to the Real Estate Fund, since it commenced operations in March, 1998. Mr. Jellison has been associated with Columbia Management or its predecessors since 1992.

BRIAN CUNNINGHAM, a vice president of Columbia Management, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since October, 2003. Mr. Cunningham has been associated with Columbia Management or its predecessors since 1987.

GREGORY M. MILLER, a senior vice president of Columbia Management, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since April, 2003. Mr. Miller has been associated with Columbia Management or its predecessors since 1985.

RICHARD DAHLBERG, a senior portfolio manager and head of Columbia Management's Large Cap Value Team, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since October, 2003. Mr. Dahlberg has been associated with Columbia Management since September, 2003. Prior to joining Columbia Management in September, 2003, Mr. Dahlberg managed value investments for the last 30 years, most recently with Grantham, Mayo, Van Otterloo & Co. LLC from November, 2001 to December, 2002 and with Pioneer Investment Management, Inc. from September, 1998 to November, 2001.

ERIC R. L. SANDLUND, a senior equity portfolio manager and vice president of Columbia Management, is the manager for the Tiger Fund and has managed or co-managed the Tiger Fund since August, 2002. Mr. Sandlund has been associated with Columbia Management or its predecessors since June, 2002. Prior to joining Columbia Management in June, 2002, Mr. Sandlund was managing director and chief investment officer, Asia Pacific, of Merrill Lynch Investment Managers (Merrill Lynch) in Singapore from January, 2000 to June, 2002. Prior to joining Merrill Lynch, he was a regional managing director and chief investment officer of Prudential Portfolio Managers (Asia) Limited in Hong Kong from 1994 to 1999.

RULE 12B-1 PLAN
--------------------------------------------------------------------------------
The International Fund and Real Estate Fund have adopted a plan under Rule 12b-1 that permits them to pay CFD marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for Class B shares. Distribution fees are paid out of the assets attributable to the Class B shares. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds--Principal Investment Strategies" and "The Funds--Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Strategic Income Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Strategic Income Fund, Growth & Income Fund, International Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

OTHER INVESTMENT STRATEGIES AND RISKS

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund, Real Estate Fund) Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information, except as noted below, has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. The information for the High Yield Fund and Real Estate Fund for the years ended December 31, 2002, 2001, 2000 and 1999 is included in those Funds' financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by writing to CFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   ------      -----      -----      -----      -----
NET ASSET VALUE, BEGINNING OF PERIOD ($)            10.48      11.56      10.73       9.12       8.59
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.07       0.02       0.02       0.07       0.02
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                4.03      (0.73)      0.98       1.65       0.52
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     4.10      (0.71)      1.00       1.72       0.54
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.03)     (0.01)     (0.02)     (0.05)     (0.01)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.32)     (0.36)     (0.15)     (0.06)        --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.35)     (0.37)     (0.17)     (0.11)     (0.01)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                  14.23      10.48      11.56      10.73       9.12
------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)(d)                           39.30      (6.12)      9.30      18.88       6.34
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(e)                                        1.10       1.10       1.10       1.07       1.00
------------------------------------------------------------------------------------------------------
  Net investment income(e)                           0.59       0.18       0.22       0.76       0.23
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.11       0.04       0.22       0.82       2.66
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            55        125         56         54         74
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              10,738      7,893      9,361      7,616      3,817

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)              8.90       8.92       9.43      10.44      11.08
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.62       0.65       0.81(b)    0.97       0.95
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                 1.03       0.10      (0.46)(b)   (0.96)    (0.75)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.65       0.75       0.35       0.01       0.20
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                         (0.75)     (0.75)     (0.84)     (0.99)     (0.84)
------------------------------------------------------------------------------------------------------
  Return of capital                                     --      (0.02)     (0.02)     (0.03)        --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.75)     (0.77)     (0.86)     (1.02)     (0.84)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                    9.80       8.90       8.92       9.43      10.44
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                               18.54       8.41       3.68       0.16       1.78
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(e)                                         0.80       0.76       0.85       0.76       0.75
------------------------------------------------------------------------------------------------------
  Net investment income(e)                            6.42       7.16       8.42(b)    9.36       8.57
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             61         62         62         31         35
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              109,894    106,415    123,041    143,629    170,702

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA HIGH YIELD FUND, VARIABLE SERIES(A)

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   ------      -----      -----      -----      -----
NET ASSET VALUE, BEGINNING OF PERIOD ($)             8.96       9.29       9.35       9.70      10.36
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                              0.56(b)    0.59       0.64(c)    0.69       0.70
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                0.52      (0.35)     (0.07)(c)  (0.35)     (0.65)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     1.08       0.24       0.57       0.34       0.05
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.60)     (0.57)     (0.63)     (0.69)     (0.70)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.02)        --         --         --      (0.01)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.62)     (0.57)     (0.63)     (0.69)     (0.71)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   9.42       8.96       9.29       9.35       9.70
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                           12.37       2.74       6.18       3.66       0.56
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(g)                                        0.77       1.68       1.60       1.60       1.60
------------------------------------------------------------------------------------------------------
  Net investment income(g)                           6.06       6.46       6.89(c)    7.29       7.00
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.36       1.68       1.63       1.58       1.29
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           112         49         54         46         35
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              12,132      2,197      2,421      2,188      2,403

(a) The information shown in this table for the periods prior to April 14, 2003, relates to shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Columbia High Yield Fund, Variable Series.

(b) Per share data was calculated using average shares outstanding during the period.

(c) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 (which is reflected in the amounts shown above) on the net investment income per share, the net realized and unrealized gain
    (loss) per share and the ratio of net investment income to average net assets is $0.01, $(0.01), and 0.25%, respectively.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             1.26       1.46       1.93       2.79       2.00
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.03       0.01       0.01       0.03       0.03
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and foreign
     capital gains tax                               0.42      (0.20)     (0.48)     (0.55)      0.78
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.45      (0.19)     (0.47)     (0.52)      0.81
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.02)     (0.01)        --      (0.04)     (0.02)
------------------------------------------------------------------------------------------------------
  In excess of net investment income                   --         --         --         --(b)      --
------------------------------------------------------------------------------------------------------
  From net realized gains                              --         --         --      (0.30)        --
------------------------------------------------------------------------------------------------------
  In excess of net realized gains                      --         --         --         --(b)      --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.02)     (0.01)        --      (0.34)     (0.02)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   1.69       1.26       1.46       1.93       2.79
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                              35.54(e)  (13.35)    (24.35)    (18.47)     40.58
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                        0.97       1.13       1.23       1.08       1.10
------------------------------------------------------------------------------------------------------
  Net investment income(f)                           1.84       0.62       0.41       1.20       1.14
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.18         --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           104         39         34         76         35
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              75,184     28,883     41,299     61,372     82,071

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

                                                                                        PERIOD ENDED
                                                          YEAR ENDED DECEMBER 31,       DECEMBER 31,
                                                        2003       2002       2001        2000(A)
                                                       Class B    Class B    Class B      Class B
                                                       -------    -------    -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                 1.26       1.46       1.93         2.50
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)(b)                        0.03       0.01         --(c)     (0.01)
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and foreign
     capital gains tax                                   0.41      (0.21)     (0.47)       (0.22)
----------------------------------------------------------------------------------------------------
Total from Investment Operations                         0.44      (0.20)     (0.47)       (0.23)
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                            (0.01)        --(c)      --        (0.04)
----------------------------------------------------------------------------------------------------
  In excess of net investment income                       --         --         --           --(c)
----------------------------------------------------------------------------------------------------
  From net realized gains                                  --         --         --        (0.30)
----------------------------------------------------------------------------------------------------
  In excess of net realized gains                          --         --         --           --(c)
----------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            (0.01)        --         --        (0.34)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                       1.69       1.26       1.46         1.93
----------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                  35.21(f)  (13.56)    (24.35)       (9.01)(g)
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(h)                                            1.22       1.38       1.48         1.33(i)
----------------------------------------------------------------------------------------------------
  Net investment income (loss)(h)                        1.71       0.37       0.16        (0.43)(i)
----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                   0.18         --         --           --
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                               104         39         34           76
----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                   6,817          1          1            1

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)  Annualized.

FINANCIAL HIGHLIGHTS

COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

                                                                   PERIOD ENDED
                                                                   DECEMBER 31,
                                                                     2003(a)
                                                                    Class B
                                                                      -----
NET ASSET VALUE, BEGINNING OF PERIOD ($)                               9.82
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                                             0.05
-------------------------------------------------------------------------------
  Net realized and unrealized gain on investments                      2.97
-------------------------------------------------------------------------------
Total from Investment Operations                                       3.02
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                          (0.05)
-------------------------------------------------------------------------------
  From net realized gains                                             (1.80)
-------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                          (1.85)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                    10.99
-------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                                             30.75(f)
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(g)                                                          3.13(h)
-------------------------------------------------------------------------------
  Net investment income(g)                                             0.64(h)
-------------------------------------------------------------------------------
  Waiver/reimbursement                                                 0.90(h)
-------------------------------------------------------------------------------
Portfolio turnover rate (%)                                             152
-------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                                 2,441

(a) For the period from commencement of operations on April 14, 2003 to December 31, 2003.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             11.97      15.55      18.27      19.85      18.79
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.21       0.15       0.16       0.17       0.14
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                      2.16      (3.56)     (0.35)      0.54       2.07
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      2.37      (3.41)     (0.19)      0.71       2.21
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                         (0.19)     (0.17)     (0.15)     (0.17)     (0.11)
------------------------------------------------------------------------------------------------------
  In excess of net investment income                    --         --         --         --(b)      --
------------------------------------------------------------------------------------------------------
  From net realized gains                               --         --      (2.34)     (2.12)     (1.04)
------------------------------------------------------------------------------------------------------
  Return of capital                                     --         --      (0.04)        --         --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.19)     (0.17)     (2.53)     (2.29)     (1.15)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   14.15      11.97      15.55      18.27      19.85
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                               19.79(e)  (21.95)     (0.60)      3.60      12.00
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                         0.80       0.88       0.96       0.88       0.88
------------------------------------------------------------------------------------------------------
  Net investment income(f)                            1.66       1.08       0.92       0.85       0.69
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.09         --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             73         69         53        120        101
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              216,923    113,335    180,053    203,366    212,355

(a) Per share data was calculated using average shares outstanding during the period.

(b) Rounds to less than $0.01 per share.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

NEWPORT TIGER FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             1.45       1.77       2.19       2.62       1.57
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.02       0.02       0.02       0.02       0.03
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and foreign
     capital gains tax                               0.63      (0.32)     (0.42)     (0.43)      1.04
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.65      (0.30)     (0.40)     (0.41)      1.07
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.02)     (0.02)     (0.02)     (0.02)     (0.02)
------------------------------------------------------------------------------------------------------
  Return of capital                                    --         --(b)      --         --         --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.02)     (0.02)     (0.02)     (0.02)     (0.02)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   2.08       1.45       1.77       2.19       2.62
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                              44.79     (16.96)    (18.48)    (15.63)     68.01
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(e)                                        1.52       1.27       1.31       1.15       1.21
------------------------------------------------------------------------------------------------------
  Net investment income(e)                           1.06       0.96       0.99       0.80       1.65
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            28         28         24         22         12
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              25,684     23,087     33,688     44,346     46,125

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

PURCHASE AND EXCHANGES SHOULD BE MADE FOR INVESTMENT PURPOSES ONLY. Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. Each Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in each Fund. However, as discussed below, each Fund cannot ensure that all such activity can be identified or terminated.

RIGHT TO REJECT OR RESTRICT ORDERS AND CLOSE ACCOUNTS. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when each Fund believes it is in its shareholders' best interest. In the event that each Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each Fund may also close the account of any shareholder who it believes is engaged or intends to engage in frequent trading.

LIMITATIONS ON THE ABILITY TO IDENTIFY OR TO TERMINATE FREQUENT TRADING. There is no guarantee that each Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The shares of each Fund are held in omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. Each Fund typically is not able to identify trading by a particular beneficial owner, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on each Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by each Fund and its agents are not anticipated to identify all frequent trading.

HOW THE FUNDS CALCULATE NET ASSET VALUE
Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

SHAREHOLDER INFORMATION

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASSES OF SHARES
The Small Cap Fund, Strategic Income Fund, High Yield Fund, Growth & Income Fund and Tiger Fund also offer an additional class of shares, Class B shares. The Real Estate Fund also offers an additional class of shares, Class A shares. These classes of shares are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial Small Cap Value Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Columbia High Yield Fund, Variable Series
Columbia International Fund, Variable Series
Columbia Real Estate Equity Fund, Variable Series
Liberty Growth & Income Fund, Variable Series
Newport Tiger Fund, Variable Series

                       LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2004

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES
COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES
LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

CLASS A AND B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                       3
-----------------------------------------------------------------
THE FUNDS                                                       4
-----------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Colonial Small Cap Value Fund, Variable Series..............    4
Columbia High Yield Fund, Variable Series...................    8
Columbia International Fund, Variable Series................   12
Columbia Real Estate Equity Fund, Variable Series...........   18
Liberty Growth & Income Fund, Variable Series...............   22
TRUST MANAGEMENT ORGANIZATIONS                                 26
-----------------------------------------------------------------
Investment Advisor..........................................   26
Portfolio Managers..........................................   26
Rule 12b-1 Plan.............................................   27
Mixed and Shared Funding....................................   27
OTHER INVESTMENT STRATEGIES AND RISKS                          28
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           30
-----------------------------------------------------------------
SHAREHOLDER INFORMATION                                        36
-----------------------------------------------------------------
Purchases and Redemptions...................................   36
How the Funds Calculate Net Asset Value.....................   36
Dividends and Distributions.................................   37
Tax Consequences............................................   37
Other Classes of Shares.....................................   37

                                   THE TRUST

Liberty Variable Investment Trust (Trust) includes ten separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund), Columbia High Yield Fund, Variable Series (High Yield Fund), Columbia International Fund, Variable Series (International Fund), Columbia Real Estate Equity Fund, Variable Series (Real Estate Fund) and Liberty Growth & Income Fund, Variable Series (Growth & Income Fund). Columbia Management Advisors, Inc. (Columbia Management) is the investment advisor to the Funds. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of Bank of America Corporation (Bank of America).

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares for all of the Funds except the International Fund and Real Estate Fund. This prospectus contains Class A and B shares for the International Fund and only Class B shares for the Real Estate Fund.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Funds Distributor, Inc. (CFD). CFD is a direct wholly owned subsidiary of Columbia Management.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks. Small-cap stocks are stocks of companies with market capitalizations equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index ($3.1 billion as of March 31, 2004). When purchasing securities for the Fund, the Fund's investment advisor may choose securities of companies it believes are undervalued. The Fund may invest up to 10% of its assets in foreign securities.

             -------------------------------------------------------------------

              UNDERSTANDING VALUE INVESTING

              In managing the Fund, the advisor uses a value investing
              strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating
              performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.
             -------------------------------------------------------------------

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        6.34%     18.88%      9.30%                39.30%
                                                        -6.12%
                        1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +19.23%
                                                          Worst quarter: 3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                               5/19/98             39.30           12.56             8.33
-----------------------------------------------------------------------------------------------------
S&P 600/Barra Value Index (%)             N/A                 40.06           11.03             7.45(1)

(1)  Performance information is from May 31, 1998.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.41
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.21

(1) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, other expenses for Class A shares would be 0.30% and total annual fund operating expenses for Class A shares would be 1.10%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $123                  $384                   $665                   $1,466

                   COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yielding corporate debt securities, such as bonds, debentures and notes, that are rated below investment grade, i.e., BB or lower by Standard & Poor's (S&P), Ba or lower by Moody's Investors Service, Inc. (Moody's), or unrated securities which the Fund's investment advisor has determined to be of comparable quality. Such lower rated securities are commonly referred to as "junk bonds." The Fund invests primarily in lower-rated securities that are considered to be "upper tier," which means securities that are rated BB or B by S&P or Ba or B by Moody's. No more than 10% of the Fund's total assets will normally be invested in securities rated CCC or lower by S&P or Caa or lower by Moody's.

While credit ratings are an important factor in evaluating lower-rated securities, the advisor also considers a variety of other factors when selecting portfolio securities for the Fund. These factors may include the issuer's experience and managerial strength, its changing financial condition, its borrowing requirements and debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Because of the number of considerations involved in investing in lower-rated debt securities, the success of the Fund in achieving its investment goals may be more dependent upon the advisor's credit analysis than would be the case if the Fund invested in higher-quality debt securities.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the advisor's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Merrill Lynch U.S. High Yield, Cash Pay Only Index (Merrill Lynch High Yield Index), an unmanaged index of non-investment-grade corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A) (1)

                                  (BAR CHART)

                        0.56%      3.66%      6.18%      2.74%     12.37%
                        1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 1st quarter 2001, +4.60%
                                                          Worst quarter: 3rd quarter 1999, -1.71%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003 (1)

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class A (%)                                                12.37           5.03             5.95
--------------------------------------------------------------------------------------------------
Merrill Lynch High Yield Index (%)                         27.23           5.47             5.00(2)

(1) The returns of Class A shares of the Fund include the returns of shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. The Galaxy VIP Columbia High Yield Fund II shares were initially offered on March 3, 1998 and Class A shares of the Fund were initially offered on April 14, 2003.

(2)  Performance information is from March 3, 1998.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.31
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               0.91

(1) Management fee has been restated to reflect the discontinuance of the administration fee for the Fund effective November 1, 2003.

(2) The Fund's advisor has voluntarily agreed to waive 0.27% of other expenses. If this waiver were reflected in the table, other expenses for Class A shares would be 0.04% and total annual fund operating expenses for Class A shares would be 0.64%. This arrangement may be modified or terminated by the advisor at any time.

(3) Other expenses have been restated to reflect current contractual rates in effect.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $ 93                 $  290                 $  504                  $1,120

                  COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests primarily in equity securities of growth companies located outside the United States. The Fund may invest in equity securities located in any foreign country, including emerging market countries. The Fund may invest in companies of any size, including small capitalization (small-cap) stocks. The Fund may also invest in high-quality foreign government debt securities. The Fund generally diversifies its holdings across several different countries and regions.

The Fund may invest up to 10% of its assets in shares of other investment companies. Investing in investment companies may involve payment of duplicate fees because the Fund, as a shareholder, will indirectly pay a portion of the other investment company's expenses.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Market timers. Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and to discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar charts below show the Fund's calendar year total returns (before taxes) for its Class A and B shares. The performance tables following the bar charts show how the Fund's average annual total returns for Class A and B shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The charts and tables are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Morgan Stanley Capital International All Country World ex-US Index (MSCI AC World ex US Index), an unmanaged index of global stock market performance excluding the United States. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        5.85%      5.61%                12.96%     40.58%                                      35.54%
                                             -3.27%                           -18.47%    -24.35%    -13.35%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1999, +23.31%
                                                          Worst quarter: 1st quarter 2001, -17.62%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                                5/2/94             35.54           0.36             1.63
-----------------------------------------------------------------------------------------------------
MSCI AC World ex US Index (%)             N/A                 41.38           1.54             4.20(1)

(1)  Performance information is from April 30, 1994.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.90
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.25
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.15

(1) The Fund's advisor has voluntarily agreed to waive 0.21% of other expenses. If this waiver were reflected in the table, other expenses for Class A shares would be 0.04% and total annual fund operating expenses for Class A shares would be 0.94%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $117                  $365                   $633                   $1,398

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                        5.85%      5.61%                12.96%     40.58%                                      35.21%
                                             -3.27%                           -18.47%    -24.35%    -13.56%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1999, +23.31%
                                                          Worst quarter: 1st quarter 2001, -17.62%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                35.21           0.26(1)          1.58(1)
--------------------------------------------------------------------------------------------------
MSCI AC World ex US Index (%)                              41.38           1.54             4.20(2)

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 2, 1994, and Class B shares were initially offered on June 1, 2000.

(2)  Performance information is from April 30, 1994.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.90
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.25
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.25
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.40

(1) The Fund's advisor has voluntarily agreed to waive 0.21% of other expenses. If this waiver were reflected in the table, other expenses for Class B shares would be 0.04% and total annual fund operating expenses for Class B shares would be 1.19%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $143                  $443                   $766                   $1,680

               COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks, with equal emphasis, capital appreciation and above-average current income by investing primarily in the equity securities of companies in the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities, primarily common stocks, of companies principally engaged in the real estate industry, primarily real estate investment trusts (REITs). The Fund invests primarily in the securities of U.S. companies.

In selecting portfolio securities for the Fund, the Fund's investment advisor focuses on total return, with an emphasis on growth companies that offer both a strong balance sheet and a dividend yield exceeding that of the Standard & Poor's 500 Index (S&P 500 Index). The Fund's holdings are diversified across several geographic regions and types of real estate.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

The Fund may invest in real estate investment trusts (REITs). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

Real estate securities generally. Although the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, changes in neighborhood values, and changes in interest rates. These risks may be more significant to the extent that the Fund's investments are concentrated in a particular geographic region.

Concentration risk. Because the Fund normally invests at least 80% of its assets in companies principally engaged in the real estate industry, it will be significantly more vulnerable to factors adversely affecting that industry than funds that invest in a broader range of industries.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of broad measures of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the National Association of Real Estate Investment Trusts Index (NAREIT Index), an unmanaged index that reflects performance of all publicly traded equity REITs. The Fund's returns are also compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                                  28.57%      4.68%      2.57%     33.58%
                       -4.13%
                        1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +11.59%
                                                          Worst quarter: 3rd quarter 2002, -10.52%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003 (1)

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                33.58           12.07            8.38
--------------------------------------------------------------------------------------------------
NAREIT Index (%)                                           37.13           14.35            8.95(2)
--------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                          28.68           -0.57            2.42(3)

(1) The returns of Class B shares of the Fund include the returns of shares of the Galaxy VIP Columbia Real Estate Equity Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between the predecessor shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. The Galaxy VIP Columbia Real Estate Equity Fund II shares were initially offered on March 3, 1998 and Class B shares of the Fund were initially offered on April 14, 2003.

(2)  Performance information is from February 28, 1998.

(3)  Performance information is from March 3, 1998.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (1) (%)                                     0.84
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.25
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  2.94
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               4.03

(1)  The Fund pays a management fee of 0.75% and an administration fee of 0.09%.

(2) The Fund's advisor has voluntarily agreed to waive 0.90% of other expenses. If this waiver were reflected in the table, other expenses for Class B shares would be 2.04% and total annual fund operating expenses for Class B shares would be 3.13%. This arrangement may be modified or terminated by the advisor at any time.

(3) Other expenses have been restated to reflect current contractual rates in effect.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $405                 $1,227                 $2,064                  $4,231

                 LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization (large-cap) stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Value Index. As of March 31, 2004, that index included companies with capitalizations between approximately $670.3 million and $273.2 billion. All market capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

     -  debt securities that are convertible into common stock;

     - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

     -  debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       29.70%     21.84%     32.23%     20.15%     12.00%      3.60%                           19.79%
                                                                                         -0.60%     -21.95%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +21.79%
                                                          Worst quarter: 3rd quarter 2002, -20.41%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                                7/5/94             19.79            1.52           11.57
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A             28.68           -0.57           12.04(1)

(1)  Performance information is from July 5, 1994.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.09
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               0.89

(1) The Fund's advisor has voluntarily agreed to waive and reimburse 0.11% of the expenses incurred by the Fund. If this waiver and reimbursement were reflected in the table, the management fee for Class A shares would be 0.78%, other expenses for Class A shares would be 0.00% and total annual fund operating expenses for Class A shares would be 0.78%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $91                   $284                   $493                   $1,096

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, INC.
Columbia Management, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Management is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. Columbia Management is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of Bank of America. On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

Columbia Management determines which securities and other instruments are purchased and sold for the Funds. Columbia Management may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia Management or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia Management will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia Management also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2003 fiscal year, aggregate advisory fees paid to Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund:

Colonial Small Cap Value Fund, Variable
Series                                                   0.80%
Columbia High Yield Fund, Variable Series                0.60%
Columbia International Fund, Variable Series             0.90%
Columbia Real Estate Equity Fund, Variable
  Series                                                 0.75%
Liberty Growth & Income Fund, Variable Series            0.80%

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

STEPHEN D. BARBARO, a vice president of Columbia Management, is the manager for the Small Cap Fund and has managed the Small Cap Fund since June, 2002. Mr. Barbaro has been associated with Columbia Management or its predecessors since 1976.

JEFFREY L. RIPPEY, a senior vice president of Columbia Management, is the manager for the High Yield Fund and has managed or co-managed the High Yield Fund since it commenced operations in April, 2003. Mr. Rippey managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since it commenced operations in March, 1998. Mr. Rippey has been associated with Columbia Management or its predecessors since 1981.

JAMES M. MCALEAR, a vice president of Columbia Management, is the manager for the International Fund and has managed the International Fund since February, 2003. Mr. McAlear has been associated with Columbia Management or its predecessors since 1992.

TRUST MANAGEMENT ORGANIZATIONS

DAVID W. JELLISON, a vice president of Columbia Management, is the manager for the Real Estate Fund and has managed the Real Estate Fund since it commenced operation in April, 2003. Mr. Jellison managed the Galaxy VIP Columbia Real Estate Equity Fund II, the predecessor to the Real Estate Fund, since it commenced operations in March, 1998. Mr. Jellison has been associated with Columbia Management or its predecessors since 1992.

BRIAN CUNNINGHAM, a vice president of Columbia Management, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since October, 2003. Mr. Cunningham has been associated with Columbia Management or its predecessors since 1987.

GREGORY M. MILLER, a senior vice president of Columbia Management, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since April, 2003. Mr. Miller has been associated with Columbia Management or its predecessors since 1985.

RICHARD DAHLBERG, a senior portfolio manager and head of Columbia Management's Large Cap Value Team, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since October, 2003. Mr. Dahlberg has been associated with Columbia Management since September, 2003. Prior to joining Columbia Management in September, 2003, Mr. Dahlberg managed value investments for the last 30 years, most recently with Grantham, Mayo, Van Otterloo & Co. LLC from November, 2001 to December, 2002 and with Pioneer Investment Management, Inc. from September, 1998 to November, 2001.

RULE 12B-1 PLAN
--------------------------------------------------------------------------------
The International Fund and Real Estate Fund have adopted a plan under Rule 12b-1 that permits them to pay CFD marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for Class B shares. Distribution fees are paid out of the assets attributable to the Class B shares. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds--Principal Investment Strategies" and "The Funds--Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Growth & Income Fund, International Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

OTHER INVESTMENT STRATEGIES AND RISKS

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund, Real Estate Fund) Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information, except as noted below, has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. The information for the High Yield Fund and Real Estate Fund for the years ended December 31, 2002, 2001, 2000 and 1999 is included in those Funds' financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by writing to CFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)            10.48      11.56      10.73       9.12       8.59
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.07       0.02       0.02       0.07       0.02
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                4.03      (0.73)      0.98       1.65       0.52
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     4.10      (0.71)      1.00       1.72       0.54
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.03)     (0.01)     (0.02)     (0.05)     (0.01)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.32)     (0.36)     (0.15)     (0.06)        --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.35)     (0.37)     (0.17)     (0.11)     (0.01)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                  14.23      10.48      11.56      10.73       9.12
------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)(d)                           39.30      (6.12)      9.30      18.88       6.34
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA
  (%):
  Expenses(e)                                        1.10       1.10       1.10       1.07       1.00
------------------------------------------------------------------------------------------------------
  Net investment income(e)                           0.59       0.18       0.22       0.76       0.23
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.11       0.04       0.22       0.82       2.66
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            55        125         56         54         74
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              10,738      7,893      9,361      7,616      3,817

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA HIGH YIELD FUND, VARIABLE SERIES(A)

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             8.96       9.29       9.35       9.70      10.36
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                              0.56(b)    0.59       0.64(c)    0.69       0.70
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                0.52      (0.35)     (0.07)(c)  (0.35)     (0.65)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     1.08       0.24       0.57       0.34       0.05
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.60)     (0.57)     (0.63)     (0.69)     (0.70)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.02)        --         --         --      (0.01)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.62)     (0.57)     (0.63)     (0.69)     (0.71)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   9.42       8.96       9.29       9.35       9.70
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                           12.37       2.74       6.18       3.66       0.56
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(g)                                        0.77       1.68       1.60       1.60       1.60
------------------------------------------------------------------------------------------------------
  Net investment income(g)                           6.06       6.46       6.89(c)    7.29       7.00
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.36       1.68       1.63       1.58       1.29
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           112         49         54         46         35
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              12,132      2,197      2,421      2,188      2,403

(a) The information shown in this table for the periods prior to April 14, 2003, relates to shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Columbia High Yield Fund, Variable Series.

(b) Per share data was calculated using average shares outstanding during the period.

(c) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 (which is reflected in the amounts shown above) on the net investment income per share, the net realized and unrealized gain
    (loss) per share and the ratio of net investment income to average net assets is $0.01, $(0.01), and 0.25%, respectively.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             1.26       1.46       1.93       2.79       2.00
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.03       0.01       0.01       0.03       0.03
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and foreign
     capital gains tax                               0.42      (0.20)     (0.48)     (0.55)      0.78
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.45      (0.19)     (0.47)     (0.52)      0.81
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.02)     (0.01)        --      (0.04)     (0.02)
------------------------------------------------------------------------------------------------------
  In excess of net investment income                   --         --         --         --(b)      --
------------------------------------------------------------------------------------------------------
  From net realized gains                              --         --         --      (0.30)        --
------------------------------------------------------------------------------------------------------
  In excess of net realized gains                      --         --         --         --(b)      --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.02)     (0.01)        --      (0.34)     (0.02)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   1.69       1.26       1.46       1.93       2.79
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                              35.54(e)  (13.35)    (24.35)    (18.47)     40.58
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                        0.97       1.13       1.23       1.08       1.10
------------------------------------------------------------------------------------------------------
  Net investment income(f)                           1.84       0.62       0.41       1.20       1.14
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.18         --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           104         39         34         76         35
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              75,184     28,883     41,299     61,372     82,071

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

                                                                                        PERIOD ENDED
                                                          YEAR ENDED DECEMBER 31,       DECEMBER 31,
                                                        2003       2002       2001        2000(A)
                                                       Class B    Class B    Class B      Class B
                                                       -------    -------    -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                 1.26       1.46       1.93         2.50
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)(b)                        0.03       0.01         --(c)     (0.01)
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and foreign
     capital gains tax                                   0.41      (0.21)     (0.47)       (0.22)
----------------------------------------------------------------------------------------------------
Total from Investment Operations                         0.44      (0.20)     (0.47)       (0.23)
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                            (0.01)        --(c)      --        (0.04)
----------------------------------------------------------------------------------------------------
  In excess of net investment income                       --         --         --           --(c)
----------------------------------------------------------------------------------------------------
  From net realized gains                                  --         --         --        (0.30)
----------------------------------------------------------------------------------------------------
  In excess of net realized gains                          --         --         --           --(c)
----------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            (0.01)        --         --        (0.34)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                       1.69       1.26       1.46         1.93
----------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                  35.21(f)  (13.56)    (24.35)       (9.01)(g)
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(h)                                            1.22       1.38       1.48         1.33(i)
----------------------------------------------------------------------------------------------------
  Net investment income (loss)(h)                        1.71       0.37       0.16        (0.43)(i)
----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                   0.18         --         --           --
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                               104         39         34           76
----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                   6,817          1          1            1

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)  Annualized.

FINANCIAL HIGHLIGHTS

COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

                                                                   PERIOD ENDED
                                                                   DECEMBER 31,
                                                                     2003(A)
                                                                     Class B
                                                                     -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                               9.82
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                                             0.05
-------------------------------------------------------------------------------
  Net realized and unrealized gain on investments                      2.97
-------------------------------------------------------------------------------
Total from Investment Operations                                       3.02
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                          (0.05)
-------------------------------------------------------------------------------
  From net realized gains                                             (1.80)
-------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                          (1.85)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                    10.99
-------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                                             30.75(f)
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(g)                                                          3.13(h)
-------------------------------------------------------------------------------
  Net investment income(g)                                             0.64(h)
-------------------------------------------------------------------------------
  Waiver/reimbursement                                                 0.90(h)
-------------------------------------------------------------------------------
Portfolio turnover rate (%)                                             152
-------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                                 2,441

(a) For the period from commencement of operations on April 14, 2003 to December 31, 2003.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             11.97      15.55      18.27      19.85      18.79
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.21       0.15       0.16       0.17       0.14
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                      2.16      (3.56)     (0.35)      0.54       2.07
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      2.37      (3.41)     (0.19)      0.71       2.21
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                         (0.19)     (0.17)     (0.15)     (0.17)     (0.11)
------------------------------------------------------------------------------------------------------
  In excess of net investment income                    --         --         --         --(b)      --
------------------------------------------------------------------------------------------------------
  From net realized gains                               --         --      (2.34)     (2.12)     (1.04)
------------------------------------------------------------------------------------------------------
  Return of capital                                     --         --      (0.04)        --         --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.19)     (0.17)     (2.53)     (2.29)     (1.15)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   14.15      11.97      15.55      18.27      19.85
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                               19.79(e)  (21.95)     (0.60)      3.60      12.00
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                         0.80       0.88       0.96       0.88       0.88
------------------------------------------------------------------------------------------------------
  Net investment income(f)                            1.66       1.08       0.92       0.85       0.69
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.09         --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             73         69         53        120        101
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              216,923    113,335    180,053    203,366    212,355

(a) Per share data was calculated using average shares outstanding during the period.

(b)Rounds to less than $0.01 per share.

(c)Total return at net asset value assuming all distributions reinvested.

(d)Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

PURCHASE AND EXCHANGES SHOULD BE MADE FOR INVESTMENT PURPOSES ONLY. Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. Each Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in each Fund. However, as discussed below, each Fund cannot ensure that all such activity can be identified or terminated.

RIGHT TO REJECT OR RESTRICT ORDERS AND CLOSE ACCOUNTS. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when each Fund believes it is in its shareholders' best interest. In the event that each Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each Fund may also close the account of any shareholder who it believes is engaged or intends to engage in frequent trading.

LIMITATIONS ON THE ABILITY TO IDENTIFY OR TO TERMINATE FREQUENT TRADING. There is no guarantee that each Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The shares of each Fund are held in omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. Each Fund typically is not able to identify trading by a particular beneficial owner, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on each Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by each Fund and its agents are not anticipated to identify all frequent trading.

HOW THE FUNDS CALCULATE NET ASSET VALUE
Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

SHAREHOLDER INFORMATION

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASSES OF SHARES
The Small Cap Fund, High Yield Fund and Growth & Income Fund also offer an additional class of shares, Class B shares. The Real Estate Fund also offers an additional class of shares, Class A shares. These classes of shares are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial Small Cap Value Fund, Variable Series
Columbia High Yield Fund, Variable Series
Columbia International Fund, Variable Series
Columbia Real Estate Equity Fund, Variable Series
Liberty Growth & Income Fund, Variable Series

                       LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2004

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES
LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES
NEWPORT TIGER FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                       3
-----------------------------------------------------------------

THE FUNDS                                                       4
-----------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Colonial Strategic Income Fund, Variable Series.............    4
Columbia International Fund, Variable Series................    8
Liberty Growth & Income Fund, Variable Series...............   12
Newport Tiger Fund, Variable Series.........................   16

TRUST MANAGEMENT ORGANIZATIONS                                 20
-----------------------------------------------------------------
The Trustees................................................   20
Investment Advisor..........................................   20
Portfolio Managers..........................................   20
Mixed and Shared Funding....................................   21
OTHER INVESTMENT STRATEGIES AND RISKS                          22
-----------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                           24
-----------------------------------------------------------------

SHAREHOLDER INFORMATION                                        28
-----------------------------------------------------------------
Purchases and Redemptions...................................   28
How the Funds Calculate Net Asset Value.....................   28
Dividends and Distributions.................................   29
Tax Consequences............................................   29
Other Class of Shares.......................................   29

                                   THE TRUST

Liberty Variable Investment Trust (Trust) includes ten separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Strategic Income Fund, Variable Series (Strategic Income Fund), Columbia International Fund, Variable Series (International Fund), Liberty Growth & Income Fund, Variable Series (Growth & Income Fund) and Newport Tiger Fund, Variable Series (Tiger Fund). Columbia Management Advisors, Inc. (Columbia Management) is the investment advisor to the Funds. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of Bank of America Corporation (Bank of America).

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Funds Distributor, Inc. (CFD). CFD is a direct wholly owned subsidiary of Columbia Management.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

     - debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S. government agencies;

     - debt securities issued by foreign governments and foreign companies, including securities issued in emerging market countries; and

     -  lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

     -  rated BB through D by Standard & Poor's;

     -  rated Ba through C by Moody's Investors Service, Inc.;

     -  comparably rated by another nationally recognized rating service; or

     -  unrated and believed by the advisor to be comparable in quality.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of mortgage-backed securities may be difficult to predict and result in greater volatility.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Lehman Brothers Government/Credit Bond Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       18.30%      9.83%      9.11%      6.03%      1.78%      0.16%      3.68%      8.41%     18.54%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +7.22%
                                                          Worst quarter: 2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                                7/5/94             18.54           6.32             7.93
-----------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)            N/A              4.67           6.66             7.84(1)

(1)  Performance information is from July 5, 1994.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (%)                                         0.15
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.80

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $82                   $255                   $444                    $990

                  COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests primarily in equity securities of growth companies located outside the United States. The Fund may invest in equity securities located in any foreign country, including emerging market countries. The Fund may invest in companies of any size, including small capitalization (small-cap) stocks. The Fund may also invest in high-quality foreign government debt securities. The Fund generally diversifies its holdings across several different countries and regions.

The Fund may invest up to 10% of its assets in shares of other investment companies. Investing in investment companies may involve payment of duplicate fees because the Fund, as a shareholder, will indirectly pay a portion of the other investment company's expenses.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Market timers. Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and to discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Morgan Stanley Capital International All Country World ex-US Index (MSCI AC World ex US Index), an unmanaged index of global stock market performance excluding the United States. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        5.85%      5.61%                12.96%     40.58%                                      35.54%
                                             -3.27%                           -18.47%    -24.35%    -13.35%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1999, +23.31%
                                                          Worst quarter: 1st quarter 2001, -17.62%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                                5/2/94             35.54           0.36             1.63
-----------------------------------------------------------------------------------------------------
MSCI AC World ex US Index (%)             N/A                 41.38           1.54             4.20(1)

(1)  Performance information is from April 30, 1994.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.90
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.25
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.15

(1) The Fund's advisor has voluntarily agreed to waive 0.21% of other expenses. If this waiver were reflected in the table, other expenses for Class A shares would be 0.04% and total annual fund operating expenses for Class A shares would be 0.94%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $117                  $365                   $633                   $1,398

                 LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization (large-cap) stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Value Index. As of March 31, 2004, that index included companies with capitalizations between approximately $670.3 million and $273.2 billion. All market capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

     -  debt securities that are convertible into common stock;

     - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

     -  debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       29.70%     21.84%     32.23%     20.15%     12.00%      3.60%                           19.79%
                                                                                         -0.60%     -21.95%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +21.79%
                                                          Worst quarter: 3rd quarter 2002, -20.41%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                                7/5/94             19.79            1.52           11.57
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A             28.68           -0.57           12.04(1)

(1)  Performance information is from July 5, 1994.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.09
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               0.89

(1) The Fund's advisor has voluntarily agreed to waive and reimburse 0.11% of the expenses incurred by the Fund. If this waiver and reimbursement were reflected in the table, the management fee for Class A shares would be 0.78%, other expenses for Class A shares would be 0.00% and total annual fund operating expenses for Class A shares would be 0.78%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $91                   $284                   $493                   $1,096

                      NEWPORT TIGER FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the Tiger countries of Asia. The countries or regions in which the Fund invests include Hong Kong, Singapore, South Korea, Sri Lanka, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, the Fund's investment advisor typically purchases stocks of quality growth companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

Market timers. Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and to discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Because the Fund's investments are concentrated in the Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Morgan Stanley Capital International All Country Asia ex Japan Index (MSCI AC Asia ex Japan Index), an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan and taking into account local market restrictions on share ownership by foreigners. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       11.73%                           68.01%                                      44.79%
                                  -31.14%    -6.43%                -15.63%    -18.48%    -16.96%
                        1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +37.93%
                                                          Worst quarter: 2nd quarter 1998, -28.81%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                            INCEPTION                                        LIFE OF
                                              DATE            1 YEAR         5 YEARS         THE FUND
Class A (%)                                 5/1/95            44.79           6.80             1.63
-----------------------------------------------------------------------------------------------------
MSCI AC Asia ex Japan Index (%)               N/A             46.98           6.68            -1.10(1)

(1)  Performance information is from April 30, 1995.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.90
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (%)                                         0.62
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   1.52

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $155                  $480                   $829                   $1,813

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, INC.
Columbia Management, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Management is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. Columbia Management is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of Bank of America. On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

Columbia Management determines which securities and other instruments are purchased and sold for the Funds. Columbia Management may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia Management or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia Management will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia Management also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2003 fiscal year, aggregate advisory fees paid to Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund:

Colonial Strategic Income Fund, Variable
  Series                                                 0.65%
Columbia International Fund, Variable Series             0.90%
Liberty Growth & Income Fund, Variable Series            0.80%
Newport Tiger Fund, Variable Series                      0.90%

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

LAURA A. OSTRANDER, a senior vice president of Columbia Management, is the manager for the Strategic Income Fund and has managed or co-managed the Strategic Income Fund since September, 2000. Ms. Ostrander has been associated with Columbia Management or its predecessors since December, 1996.

JAMES M. MCALEAR, a vice president of Columbia Management, is the manager for the International Fund and has managed the International Fund since February, 2003. Mr. McAlear has been associated with Columbia Management or its predecessors since 1992.

BRIAN CUNNINGHAM, a vice president of Columbia Management, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since October, 2003. Mr. Cunningham has been associated with Columbia Management or its predecessors since 1987.

GREGORY M. MILLER, a senior vice president of Columbia Management, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since April, 2003. Mr. Miller has been associated with Columbia Management or its predecessors since 1985.

TRUST MANAGEMENT ORGANIZATIONS

RICHARD DAHLBERG, a senior portfolio manager and head of Columbia Management's Large Cap Value Team, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since October, 2003. Mr. Dahlberg has been associated with Columbia Management since September, 2003. Prior to joining Columbia Management in September, 2003, Mr. Dahlberg managed value investments for the last 30 years, most recently with Grantham, Mayo, Van Otterloo & Co. LLC from November, 2001 to December, 2002 and with Pioneer Investment Management, Inc. from September, 1998 to November, 2001.

ERIC R. L. SANDLUND, a senior equity portfolio manager and vice president of Columbia Management, is the manager for the Tiger Fund and has managed or co-managed the Tiger Fund since August, 2002. Mr. Sandlund has been associated with Columbia Management or its predecessors since June, 2002. Prior to joining Columbia Management in June, 2002, Mr. Sandlund was managing director and chief investment officer, Asia Pacific, of Merrill Lynch Investment Managers (Merrill Lynch) in Singapore from January, 2000 to June, 2002. Prior to joining Merrill Lynch, he was a regional managing director and chief investment officer of Prudential Portfolio Managers (Asia) Limited in Hong Kong from 1994 to 1999.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds--Principal Investment Strategies" and "The Funds--Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Strategic Income Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Strategic Income Fund, Growth & Income Fund, International Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

OTHER INVESTMENT STRATEGIES AND RISKS

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report by writing to CFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)              8.90       8.92       9.43      10.44      11.08
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.62       0.65       0.81(b)    0.97       0.95
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                 1.03       0.10      (0.46)(b)   (0.96)    (0.75)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.65       0.75       0.35       0.01       0.20
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS ($):
  From net investment income                         (0.75)     (0.75)     (0.84)     (0.99)     (0.84)
------------------------------------------------------------------------------------------------------
  Return of capital                                     --      (0.02)     (0.02)     (0.03)        --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.75)     (0.77)     (0.86)     (1.02)     (0.84)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                    9.80       8.90       8.92       9.43      10.44
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                               18.54       8.41       3.68       0.16       1.78
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(e)                                         0.80       0.76       0.85       0.76       0.75
------------------------------------------------------------------------------------------------------
  Net investment income(e)                            6.42       7.16       8.42(b)    9.36       8.57
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             61         62         62         31         35
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              109,894    106,415    123,041    143,629    170,702

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             1.26       1.46       1.93       2.79       2.00
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.03       0.01       0.01       0.03       0.03
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and foreign
     capital gains tax                               0.42      (0.20)     (0.48)     (0.55)      0.78
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.45      (0.19)     (0.47)     (0.52)      0.81
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS ($):
  From net investment income                        (0.02)     (0.01)        --      (0.04)     (0.02)
------------------------------------------------------------------------------------------------------
  In excess of net investment income                   --         --         --         --(b)      --
------------------------------------------------------------------------------------------------------
  From net realized gains                              --         --         --      (0.30)        --
------------------------------------------------------------------------------------------------------
  In excess of net realized gains                      --         --         --         --(b)      --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.02)     (0.01)        --      (0.34)     (0.02)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   1.69       1.26       1.46       1.93       2.79
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                              35.54(e)  (13.35)    (24.35)    (18.47)     40.58
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(f)                                        0.97       1.13       1.23       1.08       1.10
------------------------------------------------------------------------------------------------------
  Net investment income(f)                           1.84       0.62       0.41       1.20       1.14
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.18         --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           104         39         34         76         35
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              75,184     28,883     41,299     61,372     82,071

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             11.97      15.55      18.27      19.85      18.79
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.21       0.15       0.16       0.17       0.14
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                      2.16      (3.56)     (0.35)      0.54       2.07
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      2.37      (3.41)     (0.19)      0.71       2.21
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS ($):
  From net investment income                         (0.19)     (0.17)     (0.15)     (0.17)     (0.11)
------------------------------------------------------------------------------------------------------
  In excess of net investment income                    --         --         --         --(b)      --
------------------------------------------------------------------------------------------------------
  From net realized gains                               --         --      (2.34)     (2.12)     (1.04)
------------------------------------------------------------------------------------------------------
  Return of capital                                     --         --      (0.04)        --         --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.19)     (0.17)     (2.53)     (2.29)     (1.15)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   14.15      11.97      15.55      18.27      19.85
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                               19.79(e)  (21.95)     (0.60)      3.60      12.00
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(f)                                         0.80       0.88       0.96       0.88       0.88
------------------------------------------------------------------------------------------------------
  Net investment income(f)                            1.66       1.08       0.92       0.85       0.69
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.09         --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             73         69         53        120        101
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              216,923    113,335    180,053    203,366    212,355

(a) Per share data was calculated using average shares outstanding during the period.

(b)Rounds to less than $0.01 per share.

(c)Total return at net asset value assuming all distributions reinvested.

(d)Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

NEWPORT TIGER FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             1.45       1.77       2.19       2.62       1.57
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.02       0.02       0.02       0.02       0.03
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and foreign
     capital gains tax                               0.63      (0.32)     (0.42)     (0.43)      1.04
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.65      (0.30)     (0.40)     (0.41)      1.07
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS ($):
  From net investment income                        (0.02)     (0.02)     (0.02)     (0.02)     (0.02)
------------------------------------------------------------------------------------------------------
  Return of capital                                    --         --(b)      --         --         --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.02)     (0.02)     (0.02)     (0.02)     (0.02)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   2.08       1.45       1.77       2.19       2.62
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                              44.79     (16.96)    (18.48)    (15.63)     68.01
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(e)                                        1.52       1.27       1.31       1.15       1.21
------------------------------------------------------------------------------------------------------
  Net investment income(e)                           1.06       0.96       0.99       0.80       1.65
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            28         28         24         22         12
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              25,684     23,087     33,688     44,346     46,125

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

PURCHASE AND EXCHANGES SHOULD BE MADE FOR INVESTMENT PURPOSES ONLY. Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. Each Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in each Fund. However, as discussed below, each Fund cannot ensure that all such activity can be identified or terminated.

RIGHT TO REJECT OR RESTRICT ORDERS AND CLOSE ACCOUNTS. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when each Fund believes it is in its shareholders' best interest. In the event that each Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each Fund may also close the account of any shareholder who it believes is engaged or intends to engage in frequent trading.

LIMITATIONS ON THE ABILITY TO IDENTIFY OR TO TERMINATE FREQUENT TRADING. There is no guarantee that each Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The shares of each Fund are held in omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. Each Fund typically is not able to identify trading by a particular beneficial owner, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on each Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by each Fund and its agents are not anticipated to identify all frequent trading.

HOW THE FUNDS CALCULATE NET ASSET VALUE
Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

SHAREHOLDER INFORMATION

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES
The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial Strategic Income Fund, Variable Series
Columbia International Fund, Variable Series
Liberty Growth & Income Fund, Variable Series
Newport Tiger Fund, Variable Series

                       LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2004

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                       3
-----------------------------------------------------------------
THE FUNDS                                                       4
-----------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Colonial Strategic Income Fund, Variable Series.............    4
Columbia High Yield Fund, Variable Series...................    8
Liberty Growth & Income Fund, Variable Series...............   12

TRUST MANAGEMENT ORGANIZATIONS                                 16
-----------------------------------------------------------------
The Trustees................................................   16
Investment Advisor..........................................   16
Portfolio Managers..........................................   16
Mixed and Shared Funding....................................   17

OTHER INVESTMENT STRATEGIES AND RISKS                          18
-----------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                           20
-----------------------------------------------------------------

SHAREHOLDER INFORMATION                                        23
-----------------------------------------------------------------
Purchases and Redemptions...................................   23
How the Funds Calculate Net Asset Value.....................   23
Dividends and Distributions.................................   24
Tax Consequences............................................   24
Other Class of Shares.......................................   24

                                   THE TRUST

Liberty Variable Investment Trust (Trust) includes ten separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Strategic Income Fund, Variable Series (Strategic Income Fund), Columbia High Yield Fund, Variable Series (High Yield Fund) and Liberty Growth & Income Fund, Variable Series (Growth & Income Fund). Columbia Management Advisors, Inc. (Columbia Management) is the investment advisor to the Funds. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of Bank of America Corporation (Bank of America).

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Funds Distributor, Inc. (CFD). CFD is a direct wholly owned subsidiary of Columbia Management.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

     - debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S. government agencies;

     - debt securities issued by foreign governments and foreign companies, including securities issued in emerging market countries; and

     -  lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

     -  rated BB through D by Standard & Poor's;

     -  rated Ba through C by Moody's Investors Service, Inc.;

     -  comparably rated by another nationally recognized rating service; or

     -  unrated and believed by the advisor to be comparable in quality.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of mortgage-backed securities may be difficult to predict and result in greater volatility.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Lehman Brothers Government/Credit Bond Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       18.30%      9.83%      9.11%      6.03%      1.78%      0.16%      3.68%      8.41%     18.54%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +7.22%
                                                          Worst quarter: 2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                                7/5/94             18.54           6.32             7.93
-----------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)            N/A              4.67           6.66             7.84(1)

(1)  Performance information is from July 5, 1994.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (%)                                         0.15
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.80

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $82                   $255                   $444                    $990

                   COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yielding corporate debt securities, such as bonds, debentures and notes, that are rated below investment grade, i.e., BB or lower by Standard & Poor's (S&P), Ba or lower by Moody's Investors Service, Inc. (Moody's), or unrated securities which the Fund's investment advisor has determined to be of comparable quality. Such lower rated securities are commonly referred to as "junk bonds." The Fund invests primarily in lower-rated securities that are considered to be "upper tier," which means securities that are rated BB or B by S&P or Ba or B by Moody's. No more than 10% of the Fund's total assets will normally be invested in securities rated CCC or lower by S&P or Caa or lower by Moody's.

While credit ratings are an important factor in evaluating lower-rated securities, the advisor also considers a variety of other factors when selecting portfolio securities for the Fund. These factors may include the issuer's experience and managerial strength, its changing financial condition, its borrowing requirements and debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Because of the number of considerations involved in investing in lower-rated debt securities, the success of the Fund in achieving its investment goals may be more dependent upon the advisor's credit analysis than would be the case if the Fund invested in higher-quality debt securities.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the advisor's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Merrill Lynch U.S. High Yield, Cash Pay Only Index (Merrill Lynch High Yield Index), an unmanaged index of non-investment-grade corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A) (1)

                                  (BAR CHART)

                        0.56%      3.66%      6.18%      2.74%     12.37%
                        1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 1st quarter 2001, +4.60%
                                                          Worst quarter: 3rd quarter 1999, -1.71%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003 (1)

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class A (%)                                                12.37           5.03             5.95
--------------------------------------------------------------------------------------------------
Merrill Lynch High Yield Index (%)                         27.23           5.47             5.00(2)

(1) The returns of Class A shares of the Fund include the returns of shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. The Galaxy VIP Columbia High Yield Fund II shares were initially offered on March 3, 1998 and Class A shares of the Fund were initially offered on April 14, 2003.

(2)  Performance information is from March 3, 1998.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.31
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               0.91

(1) Management fee has been restated to reflect the discontinuance of the administration fee for the Fund effective November 1, 2003.

(2) The Fund's advisor has voluntarily agreed to waive 0.27% of other expenses. If this waiver were reflected in the table, other expenses for Class A shares would be 0.04% and total annual fund operating expenses for Class A shares would be 0.64%. This arrangement may be modified or terminated by the advisor at any time.

(3) Other expenses have been restated to reflect current contractual rates in effect.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $ 93                 $  290                 $  504                  $1,120

                 LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization (large-cap) stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Value Index. As of March 31, 2004, that index included companies with capitalizations between approximately $670.3 million and $273.2 billion. All market capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

     -  debt securities that are convertible into common stock;

     - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

     -  debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       29.70%     21.84%     32.23%     20.15%     12.00%      3.60%     -0.60%     -21.95%    19.79%
                        1995       1996       1997       1998       1999       2000       2001        2002      2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +21.79%
                                                          Worst quarter: 3rd quarter 2002, -20.41%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                                7/5/94             19.79            1.52           11.57
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A             28.68           -0.57           12.04(1)

(1)  Performance information is from July 5, 1994.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.09
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               0.89

(1) The Fund's advisor has voluntarily agreed to waive and reimburse 0.11% of the expenses incurred by the Fund. If this waiver and reimbursement were reflected in the table, the management fee for Class A shares would be 0.78%, other expenses for Class A shares would be 0.00% and total annual fund operating expenses for Class A shares would be 0.78%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $91                   $284                   $493                   $1,096

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, INC.
Columbia Management, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Management is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. Columbia Management is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of Bank of America. On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

Columbia Management determines which securities and other instruments are purchased and sold for the Funds. Columbia Management may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia Management or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia Management will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia Management also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2003 fiscal year, aggregate advisory fees paid to Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund:

Colonial Strategic Income Fund, Variable
Series                                                   0.65%
Columbia High Yield Fund, Variable Series                0.60%
Liberty Growth & Income Fund, Variable Series            0.80%

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

LAURA A. OSTRANDER, a senior vice president of Columbia Management, is the manager for the Strategic Income Fund and has managed or co-managed the Strategic Income Fund since September, 2000. Ms. Ostrander has been associated with Columbia Management or its predecessors since December, 1996.

JEFFREY L. RIPPEY, a senior vice president of Columbia Management, is the manager for the High Yield Fund and has managed or co-managed the High Yield Fund since it commenced operations in April, 2003. Mr. Rippey managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since it commenced operations in March, 1998. Mr. Rippey has been associated with Columbia Management or its predecessors since 1981.

TRUST MANAGEMENT ORGANIZATIONS

BRIAN CUNNINGHAM, a vice president of Columbia Management, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since October, 2003. Mr. Cunningham has been associated with Columbia Management or its predecessors since 1987.

GREGORY M. MILLER, a senior vice president of Columbia Management, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since April, 2003. Mr. Miller has been associated with Columbia Management or its predecessors since 1985.

RICHARD DAHLBERG, a senior portfolio manager and head of Columbia Management's Large Cap Value Team, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since October, 2003. Mr. Dahlberg has been associated with Columbia Management since September, 2003. Prior to joining Columbia Management in September, 2003, Mr. Dahlberg managed value investments for the last 30 years, most recently with Grantham, Mayo, Van Otterloo & Co. LLC from November, 2001 to December, 2002 and with Pioneer Investment Management, Inc. from September, 1998 to November, 2001.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds--Principal Investment Strategies" and "The Funds--Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Strategic Income Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Strategic Income Fund, Growth & Income Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

OTHER INVESTMENT STRATEGIES AND RISKS

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund) The Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information, except as noted below, has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. The information for the High Yield Fund for the years ended December 31, 2002, 2001, 2000 and 1999 is included in that Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by writing to CFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)              8.90       8.92       9.43      10.44      11.08
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.62       0.65       0.81(b)    0.97       0.95
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                 1.03       0.10      (0.46)(b)   (0.96)    (0.75)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.65       0.75       0.35       0.01       0.20
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                         (0.75)     (0.75)     (0.84)     (0.99)     (0.84)
------------------------------------------------------------------------------------------------------
  Return of capital                                     --      (0.02)     (0.02)     (0.03)        --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.75)     (0.77)     (0.86)     (1.02)     (0.84)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                    9.80       8.90       8.92       9.43      10.44
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                               18.54       8.41       3.68       0.16       1.78
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA
  (%):
  Expenses(e)                                         0.80       0.76       0.85       0.76       0.75
------------------------------------------------------------------------------------------------------
  Net investment income(e)                            6.42       7.16       8.42(b)    9.36       8.57
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             61         62         62         31         35
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              109,894    106,415    123,041    143,629    170,702

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA HIGH YIELD FUND, VARIABLE SERIES(A)

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   ------      -----      -----      -----      -----
NET ASSET VALUE, BEGINNING OF PERIOD ($)             8.96       9.29       9.35       9.70      10.36
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                              0.56(b)    0.59       0.64(c)    0.69       0.70
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                0.52      (0.35)     (0.07)(c)  (0.35)     (0.65)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     1.08       0.24       0.57       0.34       0.05
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.60)     (0.57)     (0.63)     (0.69)     (0.70)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.02)        --         --         --      (0.01)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.62)     (0.57)     (0.63)     (0.69)     (0.71)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   9.42       8.96       9.29       9.35       9.70
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                           12.37       2.74       6.18       3.66       0.56
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(g)                                        0.77       1.68       1.60       1.60       1.60
------------------------------------------------------------------------------------------------------
  Net investment income(g)                           6.06       6.46       6.89(c)    7.29       7.00
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.36       1.68       1.63       1.58       1.29
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           112         49         54         46         35
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              12,132      2,197      2,421      2,188      2,403

(a) The information shown in this table for the periods prior to April 14, 2003, relates to shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Columbia High Yield Fund, Variable Series.

(b) Per share data was calculated using average shares outstanding during the period.

(c) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 (which is reflected in the amounts shown above) on the net investment income per share, the net realized and unrealized gain
    (loss) per share and the ratio of net investment income to average net assets is $0.01, $(0.01), and 0.25%, respectively.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             11.97      15.55      18.27      19.85      18.79
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.21       0.15       0.16       0.17       0.14
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                      2.16      (3.56)     (0.35)      0.54       2.07
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      2.37      (3.41)     (0.19)      0.71       2.21
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                         (0.19)     (0.17)     (0.15)     (0.17)     (0.11)
------------------------------------------------------------------------------------------------------
  In excess of net investment income                    --         --         --         --(b)      --
------------------------------------------------------------------------------------------------------
  From net realized gains                               --         --      (2.34)     (2.12)     (1.04)
------------------------------------------------------------------------------------------------------
  Return of capital                                     --         --      (0.04)        --         --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.19)     (0.17)     (2.53)     (2.29)     (1.15)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   14.15      11.97      15.55      18.27      19.85
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                               19.79(e)  (21.95)     (0.60)      3.60      12.00
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                         0.80       0.88       0.96       0.88       0.88
------------------------------------------------------------------------------------------------------
  Net investment income(f)                            1.66       1.08       0.92       0.85       0.69
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.09         --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             73         69         53        120        101
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              216,923    113,335    180,053    203,366    212,355

(a) Per share data was calculated using average shares outstanding during the period.

(b) Rounds to less than $0.01 per share.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

PURCHASE AND EXCHANGES SHOULD BE MADE FOR INVESTMENT PURPOSES ONLY. Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. Each Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in each Fund. However, as discussed below, each Fund cannot ensure that all such activity can be identified or terminated.

RIGHT TO REJECT OR RESTRICT ORDERS AND CLOSE ACCOUNTS. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when each Fund believes it is in its shareholders' best interest. In the event that each Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each Fund may also close the account of any shareholder who it believes is engaged or intends to engage in frequent trading.

LIMITATIONS ON THE ABILITY TO IDENTIFY OR TO TERMINATE FREQUENT TRADING. There is no guarantee that each Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The shares of each Fund are held in omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. Each Fund typically is not able to identify trading by a particular beneficial owner, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on each Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by each Fund and its agents are not anticipated to identify all frequent trading.

HOW THE FUNDS CALCULATE NET ASSET VALUE
Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

SHAREHOLDER INFORMATION

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES
The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial Strategic Income Fund, Variable Series
Columbia High Yield Fund, Variable Series
Liberty Growth & Income Fund, Variable Series

                       LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2004

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES
LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES
LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES
LIBERTY SELECT VALUE FUND, VARIABLE SERIES
NEWPORT TIGER FUND, VARIABLE SERIES

CLASS B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                       3
-----------------------------------------------------------------
THE FUNDS                                                       4
-----------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Colonial Small Cap Value Fund, Variable Series..............    4
Colonial Strategic Income Fund, Variable Series.............    8
Columbia High Yield Fund, Variable Series...................   12
Columbia Real Estate Equity Fund, Variable Series...........   16
Liberty Growth & Income Fund, Variable Series...............   20
Liberty S&P 500 Index Fund, Variable Series.................   24
Liberty Select Value Fund, Variable Series..................   28
Newport Tiger Fund, Variable Series.........................   32
TRUST MANAGEMENT ORGANIZATIONS                                 36
-----------------------------------------------------------------
The Trustees................................................   36
Investment Advisor..........................................   36
Portfolio Managers..........................................   36
Investment Sub-Advisor......................................   37
Rule 12b-1 Plan.............................................   38
Mixed and Shared Funding....................................   38
OTHER INVESTMENT STRATEGIES AND RISKS                          39
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           41
-----------------------------------------------------------------
SHAREHOLDER INFORMATION                                        49
-----------------------------------------------------------------
Purchases and Redemptions...................................   49
How the Funds Calculate Net Asset Value.....................   49
Dividends and Distributions.................................   50
Tax Consequences............................................   50
Other Class of Shares.......................................   50

                                   THE TRUST

Liberty Variable Investment Trust (Trust) includes ten separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund), Colonial Strategic Income Fund, Variable Series (Strategic Income Fund), Columbia High Yield Fund, Variable Series (High Yield Fund), Columbia Real Estate Equity Fund, Variable Series (Real Estate Fund), Liberty Growth & Income Fund, Variable Series (Growth & Income Fund), Liberty S&P 500 Index Fund, Variable Series (S&P 500 Fund), Liberty Select Value Fund, Variable Series (Select Value Fund) and Newport Tiger Fund, Variable Series (Tiger Fund). Columbia Management Advisors, Inc. (Columbia Management) is the investment advisor to the Funds. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of Bank of America Corporation (Bank of America).

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class B shares.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Funds Distributor, Inc. (CFD). CFD is a direct wholly owned subsidiary of Columbia Management.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks. Small-cap stocks are stocks of companies with market capitalizations equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index ($3.1 billion as of March 31, 2004). When purchasing securities for the Fund, the Fund's investment advisor may choose securities of companies it believes are undervalued. The Fund may invest up to 10% of its assets in foreign securities.

             -------------------------------------------------------------------

              UNDERSTANDING VALUE INVESTING

              In managing the Fund, the advisor uses a value investing
              strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating
              performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.
             -------------------------------------------------------------------

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                        6.34%     18.88%      9.20%                39.34%
                                                        -6.14%
                        1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +19.36%
                                                          Worst quarter: 3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                39.34           12.54(1)          8.31(1)
--------------------------------------------------------------------------------------------------
S&P 600/Barra Value Index (%)                              40.06           11.03             7.45(2)

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of share. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 19, 1998, and Class B shares were initially offered on June 1, 2000.

(2)  Performance information is from May 31, 1998.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.41
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.46

(1) The Fund's advisor and distributor have voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.00%, other expenses for Class B shares would be 0.30% and total annual fund operating expenses for Class B shares would be 1.10%. This arrangement may be modified or terminated by the advisor or distributor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $149                  $462                   $797                   $1,746

                COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

     - debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S. government agencies;

     - debt securities issued by foreign governments and foreign companies, including securities issued in emerging market countries; and

     -  lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

     -  rated BB through D by Standard & Poor's;

     -  rated Ba through C by Moody's Investors Service, Inc.;

     -  comparably rated by another nationally recognized rating service; or

     -  unrated and believed by the advisor to be comparable in quality.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of mortgage-backed securities may be difficult to predict and result in greater volatility.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Lehman Brothers Government/Credit Bond Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                       18.30%      9.83%      9.11%      6.03%      1.78%      0.07%      3.54%      8.08%     18.43%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +7.23%
                                                          Worst quarter: 2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                18.43           6.18(1)          7.86(1)
--------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)                          4.67           6.66             7.84(2)

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.

(2)  Performance information is from July 5, 1994.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (%)                                         0.15
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.05

(1) The Fund's advisor and distributor have voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00%. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.20% and total annual fund operating expenses for Class B shares would be 1.00%. This arrangement may be modified or terminated by the advisor or distributor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $107                  $334                   $579                   $1,283

                   COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yielding corporate debt securities, such as bonds, debentures and notes, that are rated below investment grade, i.e., BB or lower by Standard & Poor's (S&P), Ba or lower by Moody's Investors Service, Inc. (Moody's), or unrated securities which the Fund's investment advisor has determined to be of comparable quality. Such lower rated securities are commonly referred to as "junk bonds." The Fund invests primarily in lower-rated securities that are considered to be "upper tier," which means securities that are rated BB or B by S&P or Ba or B by Moody's. No more than 10% of the Fund's total assets will normally be invested in securities rated CCC or lower by S&P or Caa or lower by Moody's.

While credit ratings are an important factor in evaluating lower-rated securities, the advisor also considers a variety of other factors when selecting portfolio securities for the Fund. These factors may include the issuer's experience and managerial strength, its changing financial condition, its borrowing requirements and debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Because of the number of considerations involved in investing in lower-rated debt securities, the success of the Fund in achieving its investment goals may be more dependent upon the advisor's credit analysis than would be the case if the Fund invested in higher-quality debt securities.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the advisor's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Merrill Lynch U.S. High Yield, Cash Pay Only Index (Merrill Lynch High Yield Index), an unmanaged index of non-investment-grade corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                        0.56%      3.66%      6.18%      2.74%     12.32%
                        1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 1st quarter 2001, +4.60%
                                                          Worst quarter: 3rd quarter 1999, -1.71%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003 (1)

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                12.32           5.02              5.94
--------------------------------------------------------------------------------------------------
Merrill Lynch High Yield Index (%)                         27.23           5.47              5.00(2)

(1) The returns of Class B shares of the Fund include the returns of shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between the predecessor shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. The Galaxy VIP Columbia High Yield Fund II shares were initially offered on March 3, 1998 and Class B shares of the Fund were initially offered on April 14, 2003.

(2)  Performance information is from March 3, 1998.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (1) (%)                                     0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (2) (%)              0.25
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.31
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               1.16

(1) Management fee has been restated to reflect the discontinuance of the administration fee for the Fund effective November 1, 2003.

(2) The Fund's advisor has voluntarily agreed to waive 0.27% of other expenses and the distributor has voluntarily agreed to waive 0.19% of the 12b-1 fee. If these waivers were reflected in the table, the 12b-1 fee for Class B shares would be 0.06%, other expenses for Class B shares would be 0.04% and total annual fund operating expenses for Class B shares would be 0.70%. These arrangements may be modified or terminated by the advisor or the distributor at any time.

(3) Other expenses have been restated to reflect current contractual rates in effect.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $118                  $368                   $638                   $1,409

               COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks, with equal emphasis, capital appreciation and above-average current income by investing primarily in the equity securities of companies in the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities, primarily common stocks, of companies principally engaged in the real estate industry, primarily real estate investment trusts (REITs). The Fund invests primarily in the securities of U.S. companies.

In selecting portfolio securities for the Fund, the Fund's investment advisor focuses on total return, with an emphasis on growth companies that offer both a strong balance sheet and a dividend yield exceeding that of the Standard & Poor's 500 Index (S&P 500 Index). The Fund's holdings are diversified across several geographic regions and types of real estate.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

The Fund may invest in real estate investment trusts (REITs). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

Real estate securities generally. Although the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, changes in neighborhood values, and changes in interest rates. These risks may be more significant to the extent that the Fund's investments are concentrated in a particular geographic region.

Concentration risk. Because the Fund normally invests at least 80% of its assets in companies principally engaged in the real estate industry, it will be significantly more vulnerable to factors adversely affecting that industry than funds that invest in a broader range of industries.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of broad measures of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the National Association of Real Estate Investment Trusts Index (NAREIT Index), an unmanaged index that reflects performance of all publicly traded equity REITs. The Fund's returns are also compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                                  28.57%      4.68%      2.57%     33.58%
                       -4.13%
                        1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +11.59%
                                                          Worst quarter: 3rd quarter 2002, -10.52%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003 (1)

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                33.58           12.07            8.38
--------------------------------------------------------------------------------------------------
NAREIT Index (%)                                           37.13           14.35            8.95(2)
--------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                          28.68           -0.57            2.42(3)

(1) The returns of Class B shares of the Fund include the returns of shares of the Galaxy VIP Columbia Real Estate Equity Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between the predecessor shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. The Galaxy VIP Columbia Real Estate Equity Fund II shares were initially offered on March 3, 1998 and Class B shares of the Fund were initially offered on April 14, 2003.

(2)  Performance information is from February 28, 1998.

(3)  Performance information is from March 3, 1998.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (1) (%)                                     0.84
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.25
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  2.94
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               4.03

(1)  The Fund pays a management fee of 0.75% and an administration fee of 0.09%.

(2) The Fund's advisor has voluntarily agreed to waive 0.90% of other expenses. If this waiver were reflected in the table, other expenses for Class B shares would be 2.04% and total annual fund operating expenses for Class B shares would be 3.13%. This arrangement may be modified or terminated by the advisor at any time.

(3) Other expenses have been restated to reflect current contractual rates in effect.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $405                 $1,227                 $2,064                  $4,231

                 LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization (large-cap) stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Value Index. As of March 31, 2004, that index included companies with capitalizations between approximately $670.3 million and $273.2 billion. All market capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

     -  debt securities that are convertible into common stock;

     - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

     -  debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                       29.70%     21.84%     32.23%     20.15%     12.00%      3.43%                           19.66%
                                                                                         -0.65%     -22.06%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +21.79%
                                                          Worst quarter: 3rd quarter 2002, -20.38%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                19.66            1.43(1)        11.52(1)
--------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                          28.68           -0.57           12.04(2)

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.

(2)  Performance information is from July 5, 1994.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.09
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.14

(1) The Fund's advisor has voluntarily agreed to waive and reimburse 0.11% of the expenses incurred by the Fund and the distributor has voluntarily agreed to waive 0.02% of the 12b-1 fee. If these waivers and reimbursement were reflected in the table, the management fee for Class B shares would be 0.78%, the 12b-1 fee for Class B shares would be 0.23%, other expenses for Class B shares would be 0.00% and total annual fund operating expenses for Class B shares would be 1.01%. These arrangements may be modified or terminated by the advisor or the distributor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $116                  $362                   $628                   $1,386

                  LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund employs a passive management strategy designed to match, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500(R) Index)(1), which is comprised of 500 widely held, large capitalization (large-cap) U.S. stocks. The Fund invests at least 80% of its assets in the stocks that make up the S&P 500 Index. The Fund may also invest in stock index futures and options.

Although a security may be included in the S&P 500 Index, the sub-advisor may exclude or remove the security if adverse market conditions exist.

The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the S&P 500 Index. As of March 31, 2004, that index included companies with capitalizations between approximately $921.4 million and $307.1 billion. All market capitalizations are determined at the time of purchase.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the Portfolio Manager's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds. As an index fund, the Fund will seek to match the performance of the S&P 500 Index even when the value of the S&P 500 Index is falling.

(1) "Standard & Poor's(R)" and "S&P 500(R) Index" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Columbia Funds Distributor, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's.

THE FUNDS LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Tracking Error Risk. There are several reasons that the Fund's performance may not track the performance of the S&P 500 Index exactly:
     - Unlike the S&P 500 Index, the Fund incurs administrative expenses and transaction costs in trading stocks.
     - The composition of the S&P 500 Index and the stocks held by the Fund may occasionally diverge.

The timing and magnitude of cash inflows from investors buying shares could create large balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require large ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the "fully invested" S&P 500 Index.

Futures and Options Risk. Risks associated with derivatives include but are not limited to:
     - the risk that the derivative will not correlate well with the security for which it is acting as a substitute;
     - the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and
     - the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)

                                  (BAR CHART)

                                             27.68%
                       -12.07%    -22.75%
                        2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +15.16%
                                                          Worst quarter: 3rd quarter 2002, -17.41%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                           LIFE OF
                                                     INCEPTION DATE         1 YEAR         THE FUND
Class B (%)                                             5/30/00             27.68            -5.33
---------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                       N/A                 28.68            -4.36(1)

(1)  Performance information is from May 30, 2000.

THE FUNDS LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.40
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (%)                                         0.32
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               0.97

(1) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class B shares so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75%. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.03% and total annual fund operating expenses for Class B shares would be 0.75%. This arrangement may be modified or terminated by the distributor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $99                   $309                   $536                   $1,190

                   LIBERTY SELECT VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests primarily in mid-capitalization (mid-cap) stocks.

In managing the Fund, the Fund's investment advisor uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.

Mid-cap stocks are stocks of mid-size companies that have market capitalizations similar in size to those companies in the Russell Midcap(R) Value Index. As of March 31, 2004, that index included companies with capitalizations between approximately $670.3 million and $17.7 billion. All market capitalizations are determined at the time of purchase.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Beginning in 2004, the Fund's benchmark was changed to the Russell Midcap(R) Value Index (Russell Index), an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Previously, the Fund's returns were compared to the Standard & Poor's MidCap 400 Index (S&P 400 Index), an unmanaged index that tracks the performance of middle-capitalization U.S. stocks. The advisor believes that the Russell Index, because of its greater emphasis on companies with lower-price-to book ratios and lower forecasted growth values, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year and for the life of the Fund periods are shown compared to the Russell Index, as well as the Fund's previous benchmark, the S&P 400 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)

                                  (BAR CHART)

                        3.47%                27.44%
                                  -11.21%
                        2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 2003, +13.73%
                                                          Worst quarter: 3rd quarter 2002, -16.39%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                           LIFE OF
                                                     INCEPTION DATE         1 YEAR         THE FUND
Class B (%)                                             5/30/00             27.44            7.67
---------------------------------------------------------------------------------------------------
Russell Index (%)                                       N/A                 38.07           11.99(1)
---------------------------------------------------------------------------------------------------
S&P 400 Index (%)                                       N/A                 35.62            7.77(1)

(1)  Performance information is from May 30, 2000.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.70
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (%)                                         0.25
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.20

(1) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class B shares so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.15% and total annual fund operating expenses for Class B shares would be 1.10%. This arrangement may be modified or terminated by the distributor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $122                  $381                   $660                   $1,455

                      NEWPORT TIGER FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the Tiger countries of Asia. The countries or regions in which the Fund invests include Hong Kong, Singapore, South Korea, Sri Lanka, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, the Fund's investment advisor typically purchases stocks of quality growth companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Market timers. Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

timer's profits are effectively paid directly out of the Fund's assets, negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and to discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Because the Fund's investments are concentrated in the Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Morgan Stanley Capital International All Country Asia ex Japan Index (MSCI AC Asia ex Japan Index), an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan and taking into account local market restrictions on share ownership by foreigners. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(1)

                                  (BAR CHART)

                       11.73%                           68.01%                                      45.19%
                                  -31.14%    -6.43%                -15.27%    -16.66%    -17.70%
                        1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +37.93%
                                                          Worst quarter: 2nd quarter 1998, -28.81%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                45.19           7.23(1)          1.86(1)
--------------------------------------------------------------------------------------------------
MSCI AC Asia ex Japan Index (%)                            46.98           6.68            -1.10(2)

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 1, 1995, and Class B shares were initially offered on June 1, 2000.

(2)  Performance information is from April 30, 1995.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.90
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.25
-----------------------------------------------------------------
Other expenses (%)                                         0.62
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   1.77

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $180                  $557                   $959                   $2,084

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, INC.
Columbia Management, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Management is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. Columbia Management is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of Bank of America. On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

Columbia Management determines which securities and other instruments are purchased and sold for the Funds. Columbia Management may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia Management or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia Management will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia Management designates the S&P 500 Fund's Sub-Advisor, evaluates and monitors its performance and investment program, and recommends to the Board of Trustees whether their contract should be continued or modified and the addition or deletion of Sub-Advisors. Columbia Management also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2003 fiscal year, aggregate advisory fees paid to Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund:

Colonial Small Cap Value Fund, Variable
Series                                                   0.80%
Colonial Strategic Income Fund, Variable
  Series                                                 0.65%
Columbia High Yield Fund, Variable Series                0.60%
Columbia Real Estate Equity Fund, Variable
  Series                                                 0.75%
Liberty Growth & Income Fund, Variable Series            0.80%
Liberty S&P 500 Index Fund, Variable Series              0.40%
Liberty Select Value Fund, Variable Series               0.70%
Newport Tiger Fund, Variable Series                      0.90%

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

STEPHEN D. BARBARO, a vice president of Columbia Management, is the manager for the Small Cap Fund and has managed the Small Cap Fund since June, 2002. Mr. Barbaro has been associated with Columbia Management or its predecessors since 1976.

LAURA A. OSTRANDER, a senior vice president of Columbia Management, is the manager for the Strategic Income Fund and has managed or co-managed the Strategic Income Fund since September, 2000. Ms. Ostrander has been associated with Columbia Management or its predecessors since December, 1996.

JEFFREY L. RIPPEY, a senior vice president of Columbia Management, is the manager for the High Yield Fund and has managed or co-managed the High Yield Fund since it commenced operations in April, 2003. Mr. Rippey managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since it commenced operations in March, 1998. Mr. Rippey has been associated with Columbia Management or its predecessors since 1981.

TRUST MANAGEMENT ORGANIZATIONS

DAVID W. JELLISON, a vice president of Columbia Management, is the manager for the Real Estate Fund and has managed the Real Estate Fund since it commenced operation in April, 2003. Mr. Jellison managed the Galaxy VIP Columbia Real Estate Equity Fund II, the predecessor to the Real Estate Fund, since it commenced operations in March, 1998. Mr. Jellison has been associated with Columbia Management or its predecessors since 1992.

BRIAN CUNNINGHAM, a vice president of Columbia Management, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since October, 2003. Mr. Cunningham has been associated with Columbia Management or its predecessors since 1987.

GREGORY M. MILLER, a senior vice president of Columbia Management, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since April, 2003. Mr. Miller has been associated with Columbia Management or its predecessors since 1985.

RICHARD DAHLBERG, a senior portfolio manager and head of Columbia Management's Large Cap Value Team, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since October, 2003. Mr. Dahlberg has been associated with Columbia Management since September, 2003. Prior to joining Columbia Management in September, 2003, Mr. Dahlberg managed value investments for the last 30 years, most recently with Grantham, Mayo, Van Otterloo & Co. LLC from November, 2001 to December, 2002 and with Pioneer Investment Management, Inc. from September, 1998 to November, 2001.

DANIEL K. CANTOR, a senior vice president of Columbia Management, is a co-manager for the Select Value Fund and has co-managed the Select Value Fund since August, 2000. Mr. Cantor has been associated with Columbia Management or its predecessors since 1985.

JEFFREY C. KINZEL, a senior vice president of Columbia Management, is a co-manager for the Select Value Fund and has co-managed the Select Value Fund since August, 2000. Mr. Kinzel has been associated with Columbia Management or its predecessors since 1991.

ERIC R. L. SANDLUND, a senior equity portfolio manager and vice president of Columbia Management, is the manager for the Tiger Fund and has managed or co-managed the Tiger Fund since August, 2002. Mr. Sandlund has been associated with Columbia Management or its predecessors since June, 2002. Prior to joining Columbia Management in June, 2002, Mr. Sandlund was managing director and chief investment officer, Asia Pacific, of Merrill Lynch Investment Managers (Merrill Lynch) in Singapore from January, 2000 to June, 2002. Prior to joining Merrill Lynch, he was a regional managing director and chief investment officer of Prudential Portfolio Managers (Asia) Limited in Hong Kong from 1994 to 1999.

INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------
SSGA FUNDS MANAGEMENT, INC.
SSgA Funds Management, Inc. (SSgA FM), the registered investment advisor of State Street Corporation, is the Sub-Advisor to the S&P 500 Fund.

Out of the management fees it receives from the S&P 500 Fund, Columbia Management pays SSgA FM a fee at the annual rate of $25,000 on average daily net assets up to $50 million and 0.05% on average daily net assets thereafter.

TOM O'BRIEN, a principal of SSgA FM, has managed the S&P 500 Fund since its inception in May, 2000. A more complete description of SSgA FM is included in the Statement of Additional Information.

TRUST MANAGEMENT ORGANIZATIONS

RULE 12B-1 PLAN
--------------------------------------------------------------------------------
Each Fund has adopted a plan under Rule 12b-1 that permits it to pay CFD marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for Class B shares. Distribution fees are paid out of the assets attributable to the Class B shares. The distributor has voluntarily agreed to waive a portion of the Class B distribution fee to the extent necessary to limit the Class B expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses, incurred by each of the following Funds to the following annual rates (as a percentage of Class B's average daily net assets):

Small Cap Fund                                              1.10%
Strategic Income Fund                                       1.00%
S&P 500 Fund                                                0.75%
Select Value Fund                                           1.10%

If, after reimbursing the distribution fee, Class B expenses are above the expense limit, Columbia Management will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit.

The distributor has also voluntarily agreed to waive the following portions of the Class B share distribution fee for the following Funds:

High Yield Fund                                             0.19%
Growth & Income Fund                                        0.02%

Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds -- Principal Investment Strategies" and "The
Funds -- Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Strategic Income Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Strategic Income Fund, Growth & Income Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

OTHER INVESTMENT STRATEGIES AND RISKS

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund, Real Estate Fund) Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information, except as noted below, has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. The information for the High Yield Fund and Real Estate Fund for the years ended December 31, 2002, 2001, 2000 and 1999 is included in those Funds' financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by writing to CFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                                          PERIOD ENDED
                                                      YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                 2003          2002          2001           2000(a)
                                                Class B       Class B       Class B         Class B
                                                -------       -------       -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)         10.47         11.55         10.73            9.21
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                        0.07          0.02          0.02            0.06
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency             4.03         (0.73)         0.97            1.57
------------------------------------------------------------------------------------------------------
Total from Investment Operations                  4.10         (0.71)         0.99            1.63
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                     (0.03)        (0.01)        (0.02)          (0.05)
------------------------------------------------------------------------------------------------------
  From net realized gains                        (0.32)        (0.36)        (0.15)          (0.06)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders     (0.35)        (0.37)        (0.17)          (0.11)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)               14.22         10.47         11.55           10.73
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                        39.34         (6.14)         9.20           17.72(f)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA (%):
  Expenses(g)                                     1.10          1.10          1.10            1.10(h)
------------------------------------------------------------------------------------------------------
  Net investment income(g)                        0.54          0.18          0.22            1.01(h)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                            0.36          0.29          0.47            1.07(h)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         55           125            56              54
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)           58,730        12,080         9,020           3,469

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

FINANCIAL HIGHLIGHTS

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                                          PERIOD ENDED
                                                      YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                 2003          2002          2001           2000(a)
                                                Class B       Class B       Class B         Class B
                                                -------       -------       -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)          8.89          8.91          9.41           10.24
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                        0.60          0.63          0.79(c)         0.56
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency             1.04          0.09         (0.46)(c)       (0.37)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                  1.64          0.72          0.33            0.19
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                     (0.73)        (0.72)        (0.81)          (0.99)
------------------------------------------------------------------------------------------------------
  Return of capital                                 --         (0.02)        (0.02)          (0.03)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders     (0.73)        (0.74)        (0.83)          (1.02)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                9.80          8.89          8.91            9.41
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                        18.43          8.08          3.54            1.92(g)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA (%):
  Expenses(h)                                     1.00          1.00          1.00            1.00(i)
------------------------------------------------------------------------------------------------------
  Net investment income(h)                        6.17          6.92          8.27(c)         9.39(i)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                            0.05          0.01          0.10            0.03(i)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         61            62            62              31
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)           55,825        32,407        19,481           3,579

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.55% to 8.27%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Had the investment advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

FINANCIAL HIGHLIGHTS

COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

                                                                PERIOD ENDED
                                                                DECEMBER 31,
                                                                  2003(a)
                                                                  Class B
                                                                  -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                             9.12
----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                                           0.41
----------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
     foreign currency                                                0.34
----------------------------------------------------------------------------
Total from Investment Operations                                     0.75
----------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                        (0.43)
----------------------------------------------------------------------------
  From net realized gains                                           (0.02)
----------------------------------------------------------------------------
Total Distributions Declared to Shareholders                        (0.45)
----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                   9.42
----------------------------------------------------------------------------
Total return (%)(c)(d)(e)                                            8.44(f)
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(g)                                                        0.76(h)
----------------------------------------------------------------------------
  Net investment income(g)                                           6.21(h)
----------------------------------------------------------------------------
  Waiver/reimbursement                                               0.46(h)
----------------------------------------------------------------------------
Portfolio turnover rate (%)                                           112
----------------------------------------------------------------------------
Net assets, end of period (000's) ($)                              28,356

(a) For the period from commencement of operations on April 14, 2003 to December 31, 2003.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) Had the investment advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

FINANCIAL HIGHLIGHTS

COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

                                                                   PERIOD ENDED
                                                                   DECEMBER 31,
                                                                     2003(a)
                                                                     Class B
                                                                     -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                               9.82
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                                             0.05
-------------------------------------------------------------------------------
  Net realized and unrealized gain on investments                      2.97
-------------------------------------------------------------------------------
Total from Investment Operations                                       3.02
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                          (0.05)
-------------------------------------------------------------------------------
  From net realized gains                                             (1.80)
-------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                          (1.85)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                    10.99
-------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                                             30.75(f)
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(g)                                                          3.13(h)
-------------------------------------------------------------------------------
  Net investment income(g)                                             0.64(h)
-------------------------------------------------------------------------------
  Waiver/reimbursement                                                 0.90(h)
-------------------------------------------------------------------------------
Portfolio turnover rate (%)                                             152
-------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                                 2,441

(a) For the period from commencement of operations on April 14, 2003 to December 31, 2003.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

                                                                                          PERIOD ENDED
                                                      YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                 2003          2002          2001           2000(a)
                                                Class B       Class B       Class B         Class B
                                                -------       -------       -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)         11.95         15.53         18.26           19.82
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                        0.18          0.13          0.15            0.08
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                  2.17         (3.56)        (0.35)           0.65
------------------------------------------------------------------------------------------------------
Total from Investment Operations                  2.35         (3.43)        (0.20)           0.73
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                     (0.16)        (0.15)        (0.15)          (0.17)
------------------------------------------------------------------------------------------------------
  In excess of net investment income                --            --            --              --(c)
------------------------------------------------------------------------------------------------------
  From net realized gains                           --            --         (2.34)          (2.12)
------------------------------------------------------------------------------------------------------
  Return of capital                                 --            --         (0.04)             --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders     (0.16)        (0.15)        (2.53)          (2.29)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)               14.14         11.95         15.53           18.26
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                        19.66        (22.06)        (0.65)           3.64(g)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(h)                                     1.00          1.00          1.00            1.00(i)
------------------------------------------------------------------------------------------------------
  Net investment income(h)                        1.46          0.96          0.88            0.71(i)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                            0.14          0.13          0.21            0.13(i)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         73            69            53             120
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)           44,594        27,756        25,742           4,318

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Had the investment advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)  Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

                                                                                          PERIOD ENDED
                                                      YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                 2003          2002          2001           2000(a)
                                                Class B       Class B       Class B         Class B
                                                -------       -------       -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)          7.57          9.89         11.31            12.00
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                        0.09          0.08          0.07             0.07
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and futures contracts            2.01         (2.33)        (1.43)           (0.70)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                  2.10         (2.25)        (1.36)           (0.63)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                     (0.08)        (0.06)        (0.06)           (0.06)
------------------------------------------------------------------------------------------------------
  Return of capital                                 --         (0.01)           --               --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders     (0.08)        (0.07)        (0.06)           (0.06)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                9.59          7.57          9.89            11.31
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                        27.68        (22.75)       (12.07)           (5.29)(f)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(g)                                     0.75          0.75          0.75             0.75(h)
------------------------------------------------------------------------------------------------------
  Net investment income(g)                        1.05          0.88          0.72             0.89(h)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                            0.22          0.14          0.53             0.61(h)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          3            17             7                2(f)
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)           48,442        28,762        28,835           12,098

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Had the investment advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY SELECT VALUE FUND, VARIABLE SERIES

                                                                                        PERIOD ENDED
                                                          YEAR ENDED DECEMBER 31,       DECEMBER 31,
                                                        2003       2002       2001        2000(a)
                                                       Class B    Class B    Class B      Class B
                                                       -------    -------    -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                12.11      13.65      13.24        12.00
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                               0.03       0.01       0.05         0.09
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                         3.29      (1.54)      0.41         1.28
----------------------------------------------------------------------------------------------------
Total from Investment Operations                         3.32      (1.53)      0.46         1.37
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                            (0.02)     (0.01)     (0.03)       (0.07)
----------------------------------------------------------------------------------------------------
  From net realized gains                                  --         --      (0.02)          --(c)
----------------------------------------------------------------------------------------------------
  Return of capital                                        --         --         --        (0.06)
----------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            (0.02)     (0.01)     (0.05)       (0.13)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                      15.41      12.11      13.65        13.24
----------------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                               27.44     (11.21)      3.47        11.38(g)
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(h)                                            1.10       1.10       1.10         1.10(i)
----------------------------------------------------------------------------------------------------
  Net investment income(h)                               0.20       0.09       0.34         1.13(i)
----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                   0.10       0.08       0.73         1.56(i)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                12         21         15           26(g)
----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                  36,782     24,615     16,886        3,762

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Had the investment advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)  Annualized.

FINANCIAL HIGHLIGHTS

NEWPORT TIGER FUND, VARIABLE SERIES

                                                                                          PERIOD ENDED
                                                      YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                 2003          2002          2001           2000(a)
                                                Class B       Class B       Class B         Class B
                                                -------       -------       -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)          1.47          1.81          2.19            2.35
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                        0.01          0.01          0.01              --(c)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and
     foreign capital gains tax                    0.65         (0.33)        (0.37)          (0.14)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                  0.66         (0.32)        (0.36)          (0.14)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                     (0.01)        (0.02)        (0.02)          (0.02)
------------------------------------------------------------------------------------------------------
  Return of capital                                 --            --(c)         --              --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders     (0.01)        (0.02)        (0.02)          (0.02)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                2.12          1.47          1.81            2.19
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                           45.19        (17.70)       (16.66)          (5.94)(f)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA (%):
  Expenses(g)                                     1.77          1.52          1.56            1.47(h)
------------------------------------------------------------------------------------------------------
  Net investment income(g)                        0.53          0.71          0.74            0.11(h)
------------------------------------------------------------------------------------------------------
  Portfolio turnover rate (%)                       28            28            24              22
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)            3,000         1,086         2,232             644

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

PURCHASE AND EXCHANGES SHOULD BE MADE FOR INVESTMENT PURPOSES ONLY. Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. Each Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in each Fund. However, as discussed below, each Fund cannot ensure that all such activity can be identified or terminated.

RIGHT TO REJECT OR RESTRICT ORDERS AND CLOSE ACCOUNTS. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when each Fund believes it is in its shareholders' best interest. In the event that each Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each Fund may also close the account of any shareholder who it believes is engaged or intends to engage in frequent trading.

LIMITATIONS ON THE ABILITY TO IDENTIFY OR TO TERMINATE FREQUENT TRADING. There is no guarantee that each Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The shares of each Fund are held in omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. Each Fund typically is not able to identify trading by a particular beneficial owner, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on each Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by each Fund and its agents are not anticipated to identify all frequent trading.

HOW THE FUNDS CALCULATE NET ASSET VALUE
Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

SHAREHOLDER INFORMATION

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES
The Funds also offer an additional class of shares, Class A shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial Small Cap Value Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Columbia High Yield Fund, Variable Series
Columbia Real Estate Equity Fund, Variable Series
Liberty Growth & Income Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series
Liberty Select Value Fund, Variable Series
Newport Tiger Fund, Variable Series

                       LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2004

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES
LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES
NEWPORT TIGER FUND, VARIABLE SERIES

CLASS B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                       3
-----------------------------------------------------------------
THE FUNDS                                                       4
-----------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Colonial Small Cap Value Fund, Variable Series..............    4
Columbia High Yield Fund, Variable Series...................    8
Columbia Real Estate Equity Fund, Variable Series...........   12
Liberty Growth & Income Fund, Variable Series...............   16
Newport Tiger Fund, Variable Series.........................   20
TRUST MANAGEMENT ORGANIZATIONS                                 24
-----------------------------------------------------------------
The Trustees................................................   24
Investment Advisor..........................................   24
Portfolio Managers..........................................   24
Rule 12b-1 Plan.............................................   25
Mixed and Shared Funding....................................   26
OTHER INVESTMENT STRATEGIES AND RISKS                          27
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           29
-----------------------------------------------------------------
SHAREHOLDER INFORMATION                                        34
-----------------------------------------------------------------
Purchases and Redemptions...................................   34
How the Funds Calculate Net Asset Value.....................   34
Dividends and Distributions.................................   35
Tax Consequences............................................   35
Other Class of Shares.......................................   35

                                   THE TRUST

Liberty Variable Investment Trust (Trust) includes ten separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund), Columbia High Yield Fund, Variable Series (High Yield Fund), Columbia Real Estate Equity Fund, Variable Series (Real Estate Fund), Liberty Growth & Income Fund, Variable Series (Growth & Income Fund) and Newport Tiger Fund, Variable Series (Tiger
Fund). Columbia Management Advisors, Inc. (Columbia Management) is the investment advisor to the Funds. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of Bank of America Corporation (Bank of America).

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class B shares.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Funds Distributor, Inc. (CFD). CFD is a direct wholly owned subsidiary of Columbia Management.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks. Small-cap stocks are stocks of companies with market capitalizations equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index ($3.1 billion as of March 31, 2004). When purchasing securities for the Fund, the Fund's investment advisor may choose securities of companies it believes are undervalued. The Fund may invest up to 10% of its assets in foreign securities.

             -------------------------------------------------------------------

              UNDERSTANDING VALUE INVESTING

              In managing the Fund, the advisor uses a value investing
              strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating
              performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.
             -------------------------------------------------------------------

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                        6.34%     18.88%      9.20%                39.34%
                                                        -6.14%
                        1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +19.36%
                                                          Worst quarter: 3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                39.34           12.54(1)          8.31(1)
--------------------------------------------------------------------------------------------------
S&P 600/Barra Value Index (%)                              40.06           11.03             7.45(2)

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of share. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 19, 1998, and Class B shares were initially offered on June 1, 2000.

(2)  Performance information is from May 31, 1998.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.41
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.46

(1) The Fund's advisor and distributor have voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.00%, other expenses for Class B shares would be 0.30% and total annual fund operating expenses for Class B shares would be 1.10%. This arrangement may be modified or terminated by the advisor or distributor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $149                  $462                   $797                   $1,746

                   COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yielding corporate debt securities, such as bonds, debentures and notes, that are rated below investment grade, i.e., BB or lower by Standard & Poor's (S&P), Ba or lower by Moody's Investors Service, Inc. (Moody's), or unrated securities which the Fund's investment advisor has determined to be of comparable quality. Such lower rated securities are commonly referred to as "junk bonds." The Fund invests primarily in lower-rated securities that are considered to be "upper tier," which means securities that are rated BB or B by S&P or Ba or B by Moody's. No more than 10% of the Fund's total assets will normally be invested in securities rated CCC or lower by S&P or Caa or lower by Moody's.

While credit ratings are an important factor in evaluating lower-rated securities, the advisor also considers a variety of other factors when selecting portfolio securities for the Fund. These factors may include the issuer's experience and managerial strength, its changing financial condition, its borrowing requirements and debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Because of the number of considerations involved in investing in lower-rated debt securities, the success of the Fund in achieving its investment goals may be more dependent upon the advisor's credit analysis than would be the case if the Fund invested in higher-quality debt securities.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the advisor's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Merrill Lynch U.S. High Yield, Cash Pay Only Index (Merrill Lynch High Yield Index), an unmanaged index of non-investment-grade corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                        0.56%      3.66%      6.18%      2.74%     12.32%
                        1999       2000       2001       2002       2003

                                                      For the periods shown in
                                                      bar chart:
                                                      Best quarter: 1st quarter
                                                      2001, +4.60%
                                                      Worst quarter: 3rd quarter
                                                      1999, -1.71%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003 (1)

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                12.32           5.02              5.94
--------------------------------------------------------------------------------------------------
Merrill Lynch High Yield Index (%)                         27.23           5.47              5.00(2)

(1) The returns of Class B shares of the Fund include the returns of shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between the predecessor shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. The Galaxy VIP Columbia High Yield Fund II shares were initially offered on March 3, 1998 and Class B shares of the Fund were initially offered on April 14, 2003.

(2)  Performance information is from March 3, 1998.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (1) (%)                                     0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (2) (%)              0.25
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.31
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               1.16

(1) Management fee has been restated to reflect the discontinuance of the administration fee for the Fund effective November 1, 2003.

(2) The Fund's advisor has voluntarily agreed to waive 0.27% of other expenses and the distributor has voluntarily agreed to waive 0.19% of the 12b-1 fee. If these waivers were reflected in the table, the 12b-1 fee for Class B shares would be 0.06%, other expenses for Class B shares would be 0.04% and total annual fund operating expenses for Class B shares would be 0.70%. These arrangements may be modified or terminated by the advisor or the distributor at any time.

(3) Other expenses have been restated to reflect current contractual rates in effect.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $118                  $368                   $638                   $1,409

               COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks, with equal emphasis, capital appreciation and above-average current income by investing primarily in the equity securities of companies in the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities, primarily common stocks, of companies principally engaged in the real estate industry, primarily real estate investment trusts (REITs). The Fund invests primarily in the securities of U.S. companies.

In selecting portfolio securities for the Fund, the Fund's investment advisor focuses on total return, with an emphasis on growth companies that offer both a strong balance sheet and a dividend yield exceeding that of the Standard & Poor's 500 Index (S&P 500 Index). The Fund's holdings are diversified across several geographic regions and types of real estate.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

The Fund may invest in real estate investment trusts (REITs). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

Real estate securities generally. Although the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, changes in neighborhood values, and changes in interest rates. These risks may be more significant to the extent that the Fund's investments are concentrated in a particular geographic region.

Concentration risk. Because the Fund normally invests at least 80% of its assets in companies principally engaged in the real estate industry, it will be significantly more vulnerable to factors adversely affecting that industry than funds that invest in a broader range of industries.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of broad measures of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the National Association of Real Estate Investment Trusts Index (NAREIT Index), an unmanaged index that reflects performance of all publicly traded equity REITs. The Fund's returns are also compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                                  28.57%      4.68%      2.57%     33.58%
                       -4.13%
                        1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +11.59%
                                                          Worst quarter: 3rd quarter 2002, -10.52%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003 (1)

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                33.58           12.07            8.38
--------------------------------------------------------------------------------------------------
NAREIT Index (%)                                           37.13           14.35            8.95(2)
--------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                          28.68           -0.57            2.42(3)

(1) The returns of Class B shares of the Fund include the returns of shares of the Galaxy VIP Columbia Real Estate Equity Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between the predecessor shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. The Galaxy VIP Columbia Real Estate Equity Fund II shares were initially offered on March 3, 1998 and Class B shares of the Fund were initially offered on April 14, 2003.

(2)  Performance information is from February 28, 1998.

(3)  Performance information is from March 3, 1998.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (1) (%)                                     0.84
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.25
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  2.94
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               4.03

(1)  The Fund pays a management fee of 0.75% and an administration fee of 0.09%.

(2) The Fund's advisor has voluntarily agreed to waive 0.90% of other expenses. If this waiver were reflected in the table, other expenses for Class B shares would be 2.04% and total annual fund operating expenses for Class B shares would be 3.13%. This arrangement may be modified or terminated by the advisor at any time.

(3) Other expenses have been restated to reflect current contractual rates in effect.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $405                 $1,227                 $2,064                  $4,231

                 LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization (large-cap) stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Value Index. As of March 31, 2004, that index included companies with capitalizations between approximately $670.3 million and $273.2 billion. All market capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

     -  debt securities that are convertible into common stock;

     - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

     -  debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                       29.70%     21.84%     32.23%     20.15%     12.00%      3.43%                           19.66%
                                                                                         -0.65%     -22.06%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +21.79%
                                                          Worst quarter: 3rd quarter 2002, -20.38%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                19.66            1.43(1)        11.52(1)
--------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                          28.68           -0.57           12.04(2)

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.

(2)  Performance information is from July 5, 1994.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.09
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.14

(1) The Fund's advisor has voluntarily agreed to waive and reimburse 0.11% of the expenses incurred by the Fund and the distributor has voluntarily agreed to waive 0.02% of the 12b-1 fee. If these waivers and reimbursement were reflected in the table, the management fee for Class B shares would be 0.78%, the 12b-1 fee for Class B shares would be 0.23%, other expenses for Class B shares would be 0.00% and total annual fund operating expenses for Class B shares would be 1.01%. These arrangements may be modified or terminated by the advisor or the distributor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $116                  $362                   $628                   $1,386

                      NEWPORT TIGER FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the Tiger countries of Asia. The countries or regions in which the Fund invests include Hong Kong, Singapore, South Korea, Sri Lanka, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, the Fund's investment advisor typically purchases stocks of quality growth companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

Market timers. Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and to discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Because the Fund's investments are concentrated in the Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Morgan Stanley Capital International All Country Asia ex Japan Index (MSCI AC Asia ex Japan Index), an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan and taking into account local market restrictions on share ownership by foreigners. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(1)

                                  (BAR CHART)

                       11.73%                           68.01%                                      45.19%
                                  -31.14%    -6.43%                -15.27%    -16.66%    -17.70%
                        1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +37.93%
                                                          Worst quarter: 2nd quarter 1998, -28.81%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                45.19           7.23(1)          1.86(1)
--------------------------------------------------------------------------------------------------
MSCI AC Asia ex Japan Index (%)                            46.98           6.68            -1.10(2)

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 1, 1995, and Class B shares were initially offered on June 1, 2000.

(2)  Performance information is from April 30, 1995.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.90
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.25
-----------------------------------------------------------------
Other expenses (%)                                         0.62
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   1.77

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $180                  $557                   $959                   $2,084

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, INC.
Columbia Management, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Management is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. Columbia Management is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of Bank of America. On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

Columbia Management determines which securities and other instruments are purchased and sold for the Funds. Columbia Management may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia Management or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia Management will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia Management also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2003 fiscal year, aggregate advisory fees paid to Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund:

Colonial Small Cap Value Fund, Variable
Series                                                   0.80%
Columbia High Yield Fund, Variable Series                0.60%
Columbia Real Estate Equity Fund, Variable
  Series                                                 0.75%
Liberty Growth & Income Fund, Variable Series            0.80%
Newport Tiger Fund, Variable Series                      0.90%

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

STEPHEN D. BARBARO, a vice president of Columbia Management, is the manager for the Small Cap Fund and has managed the Small Cap Fund since June, 2002. Mr. Barbaro has been associated with Columbia Management or its predecessors since 1976.

JEFFREY L. RIPPEY, a senior vice president of Columbia Management, is the manager for the High Yield Fund and has managed or co-managed the High Yield Fund since it commenced operations in April, 2003. Mr. Rippey managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since it commenced operations in March, 1998. Mr. Rippey has been associated with Columbia Management or its predecessors since 1981.

DAVID W. JELLISON, a vice president of Columbia Management, is the manager for the Real Estate Fund and has managed the Real Estate Fund since it commenced operation in April, 2003. Mr. Jellison managed the Galaxy VIP Columbia Real Estate Equity Fund II, the predecessor to the Real Estate Fund, since it commenced operations in March, 1998. Mr. Jellison has been associated with Columbia Management or its predecessors since 1992.

TRUST MANAGEMENT ORGANIZATIONS

BRIAN CUNNINGHAM, a vice president of Columbia Management, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since October, 2003. Mr. Cunningham has been associated with Columbia Management or its predecessors since 1987.

GREGORY M. MILLER, a senior vice president of Columbia Management, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since April, 2003. Mr. Miller has been associated with Columbia Management or its predecessors since 1985.

RICHARD DAHLBERG, a senior portfolio manager and head of Columbia Management's Large Cap Value Team, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since October, 2003. Mr. Dahlberg has been associated with Columbia Management since September, 2003. Prior to joining Columbia Management in September, 2003, Mr. Dahlberg managed value investments for the last 30 years, most recently with Grantham, Mayo, Van Otterloo & Co. LLC from November, 2001 to December, 2002 and with Pioneer Investment Management, Inc. from September, 1998 to November, 2001.

ERIC R. L. SANDLUND, a senior equity portfolio manager and vice president of Columbia Management, is the manager for the Tiger Fund and has managed or co-managed the Tiger Fund since August, 2002. Mr. Sandlund has been associated with Columbia Management or its predecessors since June, 2002. Prior to joining Columbia Management in June, 2002, Mr. Sandlund was managing director and chief investment officer, Asia Pacific, of Merrill Lynch Investment Managers (Merrill Lynch) in Singapore from January, 2000 to June, 2002. Prior to joining Merrill Lynch, he was a regional managing director and chief investment officer of Prudential Portfolio Managers (Asia) Limited in Hong Kong from 1994 to 1999.

RULE 12B-1 PLAN
--------------------------------------------------------------------------------
Each Fund has adopted a plan under Rule 12b-1 that permits it to pay CFD marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for Class B shares. Distribution fees are paid out of the assets attributable to the Class B shares. The distributor has voluntarily agreed to waive a portion of the Class B distribution fee to the extent necessary to limit the Class B expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses, incurred by the following Fund to the following annual rate (as a percentage of Class B's average daily net assets):

Small Cap Fund                                              1.10%

If, after reimbursing the distribution fee, Class B expenses are above the expense limit, Columbia Management will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit.

The distributor has also voluntarily agreed to waive the following portions of the Class B share distribution fee for the following Funds:

High Yield Fund                                             0.19%
Growth & Income Fund                                        0.02%

Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

TRUST MANAGEMENT ORGANIZATIONS

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds -- Principal Investment Strategies" and "The
Funds -- Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Growth & Income Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

OTHER INVESTMENT STRATEGIES AND RISKS

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund, Real Estate Fund) Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information, except as noted below, has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. The information for the High Yield Fund and Real Estate Fund for the years ended December 31, 2002, 2001, 2000 and 1999 is included in those Funds' financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by writing to CFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                                          PERIOD ENDED
                                                      YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                 2003          2002          2001           2000(A)
                                                Class B       Class B       Class B         Class B
                                                -------       -------       -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)         10.47         11.55         10.73            9.21
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                        0.07          0.02          0.02            0.06
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency             4.03         (0.73)         0.97            1.57
------------------------------------------------------------------------------------------------------
Total from Investment Operations                  4.10         (0.71)         0.99            1.63
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                     (0.03)        (0.01)        (0.02)          (0.05)
------------------------------------------------------------------------------------------------------
  From net realized gains                        (0.32)        (0.36)        (0.15)          (0.06)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders     (0.35)        (0.37)        (0.17)          (0.11)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)               14.22         10.47         11.55           10.73
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                        39.34         (6.14)         9.20           17.72(f)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL
  DATA (%):
  Expenses(g)                                     1.10          1.10          1.10            1.10(h)
------------------------------------------------------------------------------------------------------
  Net investment income(g)                        0.54          0.18          0.22            1.01(h)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                            0.36          0.29          0.47            1.07(h)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         55           125            56              54
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)           58,730        12,080         9,020           3,469

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

FINANCIAL HIGHLIGHTS

COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

                                                                PERIOD ENDED
                                                                DECEMBER 31,
                                                                  2003(A)
                                                                  Class B
                                                                  -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                             9.12
----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                                           0.41
----------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
     foreign currency                                                0.34
----------------------------------------------------------------------------
Total from Investment Operations                                     0.75
----------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                        (0.43)
----------------------------------------------------------------------------
  From net realized gains                                           (0.02)
----------------------------------------------------------------------------
Total Distributions Declared to Shareholders                        (0.45)
----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                   9.42
----------------------------------------------------------------------------
Total return (%)(c)(d)(e)                                            8.44(f)
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(g)                                                        0.76(h)
----------------------------------------------------------------------------
  Net investment income(g)                                           6.21(h)
----------------------------------------------------------------------------
  Waiver/reimbursement                                               0.46(h)
----------------------------------------------------------------------------
Portfolio turnover rate (%)                                           112
----------------------------------------------------------------------------
Net assets, end of period (000's) ($)                              28,356

(a) For the period from commencement of operations on April 14, 2003 to December 31, 2003.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) Had the investment advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

FINANCIAL HIGHLIGHTS

COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

                                                                   PERIOD ENDED
                                                                   DECEMBER 31,
                                                                     2003(A)
                                                                     Class B
                                                                     -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                               9.82
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                                             0.05
-------------------------------------------------------------------------------
  Net realized and unrealized gain on investments                      2.97
-------------------------------------------------------------------------------
Total from Investment Operations                                       3.02
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                          (0.05)
-------------------------------------------------------------------------------
  From net realized gains                                             (1.80)
-------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                          (1.85)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                    10.99
-------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                                             30.75(f)
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(g)                                                          3.13(h)
-------------------------------------------------------------------------------
  Net investment income(g)                                             0.64(h)
-------------------------------------------------------------------------------
  Waiver/reimbursement                                                 0.90(h)
-------------------------------------------------------------------------------
Portfolio turnover rate (%)                                             152
-------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                                 2,441

(a) For the period from commencement of operations on April 14, 2003 to December 31, 2003.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

                                                                                          PERIOD ENDED
                                                      YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                 2003          2002          2001           2000(A)
                                                Class B       Class B       Class B         Class B
                                                -------       -------       -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)         11.95         15.53         18.26           19.82
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                        0.18          0.13          0.15            0.08
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                  2.17         (3.56)        (0.35)           0.65
------------------------------------------------------------------------------------------------------
Total from Investment Operations                  2.35         (3.43)        (0.20)           0.73
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                     (0.16)        (0.15)        (0.15)          (0.17)
------------------------------------------------------------------------------------------------------
  In excess of net investment income                --            --            --              --(c)
------------------------------------------------------------------------------------------------------
  From net realized gains                           --            --         (2.34)          (2.12)
------------------------------------------------------------------------------------------------------
  Return of capital                                 --            --         (0.04)             --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders     (0.16)        (0.15)        (2.53)          (2.29)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)               14.14         11.95         15.53           18.26
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                        19.66        (22.06)        (0.65)           3.64(g)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL
DATA (%):
  Expenses(h)                                     1.00          1.00          1.00            1.00(i)
------------------------------------------------------------------------------------------------------
  Net investment income(h)                        1.46          0.96          0.88            0.71(i)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                            0.14          0.13          0.21            0.13(i)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         73            69            53             120
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)           44,594        27,756        25,742           4,318

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Had the investment advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)  Annualized.

FINANCIAL HIGHLIGHTS

NEWPORT TIGER FUND, VARIABLE SERIES

                                                                                          PERIOD ENDED
                                                      YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                 2003          2002          2001           2000(A)
                                                Class B       Class B       Class B         Class B
                                                -------       -------       -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)          1.47          1.81          2.19            2.35
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                        0.01          0.01          0.01              --(c)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and
     foreign capital gains tax                    0.65         (0.33)        (0.37)          (0.14)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                  0.66         (0.32)        (0.36)          (0.14)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                     (0.01)        (0.02)        (0.02)          (0.02)
------------------------------------------------------------------------------------------------------
  Return of capital                                 --            --(c)         --              --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders     (0.01)        (0.02)        (0.02)          (0.02)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                2.12          1.47          1.81            2.19
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                           45.19        (17.70)       (16.66)          (5.94)(f)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL
  DATA (%):
  Expenses(g)                                     1.77          1.52          1.56            1.47(h)
------------------------------------------------------------------------------------------------------
  Net investment income(g)                        0.53          0.71          0.74            0.11(h)
------------------------------------------------------------------------------------------------------
  Portfolio turnover rate (%)                       28            28            24              22
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)            3,000         1,086         2,232             644

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

PURCHASE AND EXCHANGES SHOULD BE MADE FOR INVESTMENT PURPOSES ONLY. Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. Each Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in each Fund. However, as discussed below, each Fund cannot ensure that all such activity can be identified or terminated.

RIGHT TO REJECT OR RESTRICT ORDERS AND CLOSE ACCOUNTS. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when each Fund believes it is in its shareholders' best interest. In the event that each Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each Fund may also close the account of any shareholder who it believes is engaged or intends to engage in frequent trading.

LIMITATIONS ON THE ABILITY TO IDENTIFY OR TO TERMINATE FREQUENT TRADING. There is no guarantee that each Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The shares of each Fund are held in omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. Each Fund typically is not able to identify trading by a particular beneficial owner, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on each Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by each Fund and its agents are not anticipated to identify all frequent trading.

HOW THE FUNDS CALCULATE NET ASSET VALUE
Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

SHAREHOLDER INFORMATION

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES
The Funds also offer an additional class of shares, Class A shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial Small Cap Value Fund, Variable Series
Columbia High Yield Fund, Variable Series
Columbia Real Estate Equity Fund, Variable Series
Liberty Growth & Income Fund, Variable Series
Newport Tiger Fund, Variable Series

                       LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2004

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES
LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES
LIBERTY SELECT VALUE FUND, VARIABLE SERIES
NEWPORT TIGER FUND, VARIABLE SERIES

CLASS B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                       3
-----------------------------------------------------------------
THE FUNDS                                                       4
-----------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Colonial Strategic Income Fund, Variable Series.............    4
Columbia High Yield Fund, Variable Series...................    8
Liberty Growth & Income Fund, Variable Series...............   12
Liberty S&P 500 Index Fund, Variable Series.................   16
Liberty Select Value Fund, Variable Series..................   20
Newport Tiger Fund, Variable Series.........................   24
TRUST MANAGEMENT ORGANIZATIONS                                 28
-----------------------------------------------------------------
The Trustees................................................   28
Investment Advisor..........................................   28
Portfolio Managers..........................................   28
Investment Sub-Advisor......................................   29
Rule 12b-1 Plan.............................................   30
Mixed and Shared Funding....................................   30
OTHER INVESTMENT STRATEGIES AND RISKS                          31
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           33
-----------------------------------------------------------------
SHAREHOLDER INFORMATION                                        39
-----------------------------------------------------------------
Purchases and Redemptions...................................   39
How the Funds Calculate Net Asset Value.....................   39
Dividends and Distributions.................................   40
Tax Consequences............................................   40
Other Class of Shares.......................................   40

                                   THE TRUST

Liberty Variable Investment Trust (Trust) includes ten separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Strategic Income Fund, Variable Series (Strategic Income Fund), Columbia High Yield Fund, Variable Series (High Yield Fund), Liberty Growth & Income Fund, Variable Series (Growth & Income Fund), Liberty S&P 500 Index Fund, Variable Series (S&P 500 Fund), Liberty Select Value Fund, Variable Series (Select Value Fund) and Newport Tiger Fund, Variable Series (Tiger Fund). Columbia Management Advisors, Inc. (Columbia Management) is the investment advisor to the Funds. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of Bank of America Corporation (Bank of America).

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class B shares.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Funds Distributor, Inc. (CFD). CFD is a direct wholly owned subsidiary of Columbia Management.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

     - debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S. government agencies;

     - debt securities issued by foreign governments and foreign companies, including securities issued in emerging market countries; and

     -  lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

     -  rated BB through D by Standard & Poor's;

     -  rated Ba through C by Moody's Investors Service, Inc.;

     -  comparably rated by another nationally recognized rating service; or

     -  unrated and believed by the advisor to be comparable in quality.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of mortgage-backed securities may be difficult to predict and result in greater volatility.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Lehman Brothers Government/Credit Bond Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                       18.30%      9.83%      9.11%      6.03%      1.78%      0.07%      3.54%      8.08%     18.43%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +7.23%
                                                          Worst quarter: 2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                18.43           6.18(1)          7.86(1)
--------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)                          4.67           6.66             7.84(2)

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.

(2)  Performance information is from July 5, 1994.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (%)                                         0.15
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.05

(1) The Fund's advisor and distributor have voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00%. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.20% and total annual fund operating expenses for Class B shares would be 1.00%. This arrangement may be modified or terminated by the advisor or distributor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $107                  $334                   $579                   $1,283

                   COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yielding corporate debt securities, such as bonds, debentures and notes, that are rated below investment grade, i.e., BB or lower by Standard & Poor's (S&P), Ba or lower by Moody's Investors Service, Inc. (Moody's), or unrated securities which the Fund's investment advisor has determined to be of comparable quality. Such lower rated securities are commonly referred to as "junk bonds." The Fund invests primarily in lower-rated securities that are considered to be "upper tier," which means securities that are rated BB or B by S&P or Ba or B by Moody's. No more than 10% of the Fund's total assets will normally be invested in securities rated CCC or lower by S&P or Caa or lower by Moody's.

While credit ratings are an important factor in evaluating lower-rated securities, the advisor also considers a variety of other factors when selecting portfolio securities for the Fund. These factors may include the issuer's experience and managerial strength, its changing financial condition, its borrowing requirements and debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Because of the number of considerations involved in investing in lower-rated debt securities, the success of the Fund in achieving its investment goals may be more dependent upon the advisor's credit analysis than would be the case if the Fund invested in higher-quality debt securities.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the advisor's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Merrill Lynch U.S. High Yield, Cash Pay Only Index (Merrill Lynch High Yield Index), an unmanaged index of non-investment-grade corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                        0.56%      3.66%      6.18%      2.74%     12.32%
                        1999       2000       2001       2002       2003

                                                      For the periods shown in
                                                      bar chart:
                                                      Best quarter: 1st quarter
                                                      2001, +4.60%
                                                      Worst quarter: 3rd quarter
                                                      1999, -1.71%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003 (1)

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                12.32           5.02              5.94
--------------------------------------------------------------------------------------------------
Merrill Lynch High Yield Index (%)                         27.23           5.47              5.00(2)

(1) The returns of Class B shares of the Fund include the returns of shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between the predecessor shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. The Galaxy VIP Columbia High Yield Fund II shares were initially offered on March 3, 1998 and Class B shares of the Fund were initially offered on April 14, 2003.

(2)  Performance information is from March 3, 1998.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (1) (%)                                     0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (2) (%)              0.25
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.31
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               1.16

(1) Management fee has been restated to reflect the discontinuance of the administration fee for the Fund effective November 1, 2003.

(2) The Fund's advisor has voluntarily agreed to waive 0.27% of other expenses and the distributor has voluntarily agreed to waive 0.19% of the 12b-1 fee. If these waivers were reflected in the table, the 12b-1 fee for Class B shares would be 0.06%, other expenses for Class B shares would be 0.04% and total annual fund operating expenses for Class B shares would be 0.70%. These arrangements may be modified or terminated by the advisor or the distributor at any time.

(3) Other expenses have been restated to reflect current contractual rates in effect.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $118                  $368                   $638                   $1,409

                 LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization (large-cap) stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Value Index. As of March 31, 2004, that index included companies with capitalizations between approximately $670.3 million and $273.2 billion. All market capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

     -  debt securities that are convertible into common stock;

     - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

     -  debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                       29.70%     21.84%     32.23%     20.15%     12.00%      3.43%                           19.66%
                                                                                         -0.65%     -22.06%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +21.79%
                                                          Worst quarter: 3rd quarter 2002, -20.38%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                19.66            1.43(1)        11.52(1)
--------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                          28.68           -0.57           12.04(2)

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.

(2)  Performance information is from July 5, 1994.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.09
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.14

(1) The Fund's advisor has voluntarily agreed to waive and reimburse 0.11% of the expenses incurred by the Fund and the distributor has voluntarily agreed to waive 0.02% of the 12b-1 fee. If these waivers and reimbursement were reflected in the table, the management fee for Class B shares would be 0.78%, the 12b-1 fee for Class B shares would be 0.23%, other expenses for Class B shares would be 0.00% and total annual fund operating expenses for Class B shares would be 1.01%. These arrangements may be modified or terminated by the advisor or the distributor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $116                  $362                   $628                   $1,386

                  LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund employs a passive management strategy designed to match, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500(R) Index)(1), which is comprised of 500 widely held, large capitalization (large-cap) U.S. stocks. The Fund invests at least 80% of its assets in the stocks that make up the S&P 500 Index. The Fund may also invest in stock index futures and options.

Although a security may be included in the S&P 500 Index, the sub-advisor may exclude or remove the security if adverse market conditions exist.

The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the S&P 500 Index. As of March 31, 2004, that index included companies with capitalizations between approximately $921.4 million and $307.1 billion. All market capitalizations are determined at the time of purchase.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the Portfolio Manager's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds. As an index fund, the Fund will seek to match the performance of the S&P 500 Index even when the value of the S&P 500 Index is falling.

(1) "Standard & Poor's(R)" and "S&P 500(R) Index" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Columbia Funds Distributor, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's.

THE FUNDS LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Tracking Error Risk. There are several reasons that the Fund's performance may not track the performance of the S&P 500 Index exactly:
     - Unlike the S&P 500 Index, the Fund incurs administrative expenses and transaction costs in trading stocks.
     - The composition of the S&P 500 Index and the stocks held by the Fund may occasionally diverge.

The timing and magnitude of cash inflows from investors buying shares could create large balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require large ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the "fully invested" S&P 500 Index.

Futures and Options Risk. Risks associated with derivatives include but are not limited to:
     - the risk that the derivative will not correlate well with the security for which it is acting as a substitute;
     - the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and
     - the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)

                                  (BAR CHART)

                                             27.68%
                       -12.07%    -22.75%
                        2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +15.16%
                                                          Worst quarter: 3rd quarter 2002, -17.41%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                           LIFE OF
                                                     INCEPTION DATE         1 YEAR         THE FUND
Class B (%)                                             5/30/00             27.68            -5.33
---------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                       N/A                 28.68            -4.36(1)

(1)  Performance information is from May 30, 2000.

THE FUNDS LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.40
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (%)                                         0.32
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               0.97

(1) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class B shares so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75%. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.03% and total annual fund operating expenses for Class B shares would be 0.75%. This arrangement may be modified or terminated by the distributor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $99                   $309                   $536                   $1,190

                   LIBERTY SELECT VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests primarily in mid-capitalization (mid-cap) stocks.

In managing the Fund, the Fund's investment advisor uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.

Mid-cap stocks are stocks of mid-size companies that have market capitalizations similar in size to those companies in the Russell Midcap(R) Value Index. As of March 31, 2004, that index included companies with capitalizations between approximately $670.3 million and $17.7 billion. All market capitalizations are determined at the time of purchase.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Beginning in 2004, the Fund's benchmark was changed to the Russell Midcap(R) Value Index (Russell Index), an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Previously, the Fund's returns were compared to the Standard & Poor's MidCap 400 Index (S&P 400 Index), an unmanaged index that tracks the performance of middle-capitalization U.S. stocks. The advisor believes that the Russell Index, because of its greater emphasis on companies with lower-price-to book ratios and lower forecasted growth values, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year and for the life of the Fund periods are shown compared to the Russell Index, as well as the Fund's previous benchmark, the S&P 400 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)

                                  (BAR CHART)

                        3.47%                27.44%
                                  -11.21%
                        2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 2003, +13.73%
                                                          Worst quarter: 3rd quarter 2002, -16.39%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                           LIFE OF
                                                     INCEPTION DATE         1 YEAR         THE FUND
Class B (%)                                             5/30/00             27.44            7.67
---------------------------------------------------------------------------------------------------
Russell Index (%)                                       N/A                 38.07           11.99(1)
---------------------------------------------------------------------------------------------------
S&P 400 Index (%)                                       N/A                 35.62            7.77(1)

(1)  Performance information is from May 30, 2000.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.70
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (%)                                         0.25
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.20

(1) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class B shares so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.15% and total annual fund operating expenses for Class B shares would be 1.10%. This arrangement may be modified or terminated by the distributor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $122                  $381                   $660                   $1,455

                      NEWPORT TIGER FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the Tiger countries of Asia. The countries or regions in which the Fund invests include Hong Kong, Singapore, South Korea, Sri Lanka, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, the Fund's investment advisor typically purchases stocks of quality growth companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

Market timers. Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and to discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Because the Fund's investments are concentrated in the Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Morgan Stanley Capital International All Country Asia ex Japan Index (MSCI AC Asia ex Japan Index), an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan and taking into account local market restrictions on share ownership by foreigners. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(1)

                                  (BAR CHART)

                       11.73%                           68.01%                                      45.19%
                                  -31.14%    -6.43%                -15.27%    -16.66%    -17.70%
                        1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +37.93%
                                                          Worst quarter: 2nd quarter 1998, -28.81%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                45.19           7.23(1)          1.86(1)
--------------------------------------------------------------------------------------------------
MSCI AC Asia ex Japan Index (%)                            46.98           6.68            -1.10(2)

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 1, 1995, and Class B shares were initially offered on June 1, 2000.

(2)  Performance information is from April 30, 1995.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.90
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.25
-----------------------------------------------------------------
Other expenses (%)                                         0.62
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   1.77

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $180                  $557                   $959                   $2,084

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, INC.
Columbia Management, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Management is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. Columbia Management is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of Bank of America. On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

Columbia Management determines which securities and other instruments are purchased and sold for the Funds. Columbia Management may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia Management or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia Management will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia Management designates the S&P 500 Fund's Sub-Advisor, evaluates and monitors its performance and investment program, and recommends to the Board of Trustees whether their contract should be continued or modified and the addition or deletion of Sub-Advisors. Columbia Management also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2003 fiscal year, aggregate advisory fees paid to Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund:

Colonial Strategic Income Fund, Variable
  Series                                                 0.65%
Columbia High Yield Fund, Variable Series                0.60%
Liberty Growth & Income Fund, Variable Series            0.80%
Liberty S&P 500 Index Fund, Variable Series              0.40%
Liberty Select Value Fund, Variable Series               0.70%
Newport Tiger Fund, Variable Series                      0.90%

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

LAURA A. OSTRANDER, a senior vice president of Columbia Management, is the manager for the Strategic Income Fund and has managed or co-managed the Strategic Income Fund since September, 2000. Ms. Ostrander has been associated with Columbia Management or its predecessors since December, 1996.

JEFFREY L. RIPPEY, a senior vice president of Columbia Management, is the manager for the High Yield Fund and has managed or co-managed the High Yield Fund since it commenced operations in April, 2003. Mr. Rippey managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since it commenced operations in March, 1998. Mr. Rippey has been associated with Columbia Management or its predecessors since 1981.

BRIAN CUNNINGHAM, a vice president of Columbia Management, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since October, 2003. Mr. Cunningham has been associated with Columbia Management or its predecessors since 1987.

TRUST MANAGEMENT ORGANIZATIONS

GREGORY M. MILLER, a senior vice president of Columbia Management, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since April, 2003. Mr. Miller has been associated with Columbia Management or its predecessors since 1985.

RICHARD DAHLBERG, a senior portfolio manager and head of Columbia Management's Large Cap Value Team, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since October, 2003. Mr. Dahlberg has been associated with Columbia Management since September, 2003. Prior to joining Columbia Management in September, 2003, Mr. Dahlberg managed value investments for the last 30 years, most recently with Grantham, Mayo, Van Otterloo & Co. LLC from November, 2001 to December, 2002 and with Pioneer Investment Management, Inc. from September, 1998 to November, 2001.

DANIEL K. CANTOR, a senior vice president of Columbia Management, is a co-manager for the Select Value Fund and has co-managed the Select Value Fund since August, 2000. Mr. Cantor has been associated with Columbia Management or its predecessors since 1985.

JEFFREY C. KINZEL, a senior vice president of Columbia Management, is a co-manager for the Select Value Fund and has co-managed the Select Value Fund since August, 2000. Mr. Kinzel has been associated with Columbia Management or its predecessors since 1991.

ERIC R. L. SANDLUND, a senior equity portfolio manager and vice president of Columbia Management, is the manager for the Tiger Fund and has managed or co-managed the Tiger Fund since August, 2002. Mr. Sandlund has been associated with Columbia Management or its predecessors since June, 2002. Prior to joining Columbia Management in June, 2002, Mr. Sandlund was managing director and chief investment officer, Asia Pacific, of Merrill Lynch Investment Managers (Merrill Lynch) in Singapore from January, 2000 to June, 2002. Prior to joining Merrill Lynch, he was a regional managing director and chief investment officer of Prudential Portfolio Managers (Asia) Limited in Hong Kong from 1994 to 1999.

INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------
SSGA FUNDS MANAGEMENT, INC.
SSgA Funds Management, Inc. (SSgA FM), the registered investment advisor of State Street Corporation, is the Sub-Advisor to the S&P 500 Fund.

Out of the management fees it receives from the S&P 500 Fund, Columbia Management pays SSgA FM a fee at the annual rate of $25,000 on average daily net assets up to $50 million and 0.05% on average daily net assets thereafter.

TOM O'BRIEN, a principal of SSgA FM, has managed the S&P 500 Fund since its inception in May, 2000. A more complete description of SSgA FM is included in the Statement of Additional Information.

TRUST MANAGEMENT ORGANIZATIONS

RULE 12B-1 PLAN
--------------------------------------------------------------------------------
Each Fund has adopted a plan under Rule 12b-1 that permits it to pay CFD marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for Class B shares. Distribution fees are paid out of the assets attributable to the Class B shares. The distributor has voluntarily agreed to waive a portion of the Class B distribution fee to the extent necessary to limit the Class B expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses, incurred by each of the following Funds to the following annual rates (as a percentage of Class B's average daily net assets):

Strategic Income Fund                                       1.00%
S&P 500 Fund                                                0.75%
Select Value Fund                                           1.10%

If, after reimbursing the distribution fee, Class B expenses are above the expense limit, Columbia Management will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit.

The distributor has also voluntarily agreed to waive the following portions of the Class B share distribution fee for the following Funds:

High Yield Fund                                             0.19%
Growth & Income Fund                                        0.02%

Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds -- Principal Investment Strategies" and "The
Funds -- Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Strategic Income Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Strategic Income Fund, Growth & Income Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

OTHER INVESTMENT STRATEGIES AND RISKS

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund) The Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information, except as noted below, has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. The information for the High Yield Fund for the years ended December 31, 2002, 2001, 2000 and 1999 is included in that Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by writing to CFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                                          PERIOD ENDED
                                                      YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                 2003          2002          2001           2000(a)
                                                Class B       Class B       Class B         Class B
                                                -------       -------       -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)          8.89          8.91          9.41           10.24
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                        0.60          0.63          0.79(c)         0.56
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency             1.04          0.09         (0.46)(c)       (0.37)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                  1.64          0.72          0.33            0.19
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                     (0.73)        (0.72)        (0.81)          (0.99)
------------------------------------------------------------------------------------------------------
  Return of capital                                 --         (0.02)        (0.02)          (0.03)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders     (0.73)        (0.74)        (0.83)          (1.02)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                9.80          8.89          8.91            9.41
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                        18.43          8.08          3.54            1.92(g)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA (%):
  Expenses(h)                                     1.00          1.00          1.00            1.00(i)
------------------------------------------------------------------------------------------------------
  Net investment income(h)                        6.17          6.92          8.27(c)         9.39(i)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                            0.05          0.01          0.10            0.03(i)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         61            62            62              31
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)           55,825        32,407        19,481           3,579

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.55% to 8.27%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Had the investment advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

FINANCIAL HIGHLIGHTS

COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

                                                                PERIOD ENDED
                                                                DECEMBER 31,
                                                                  2003(a)
                                                                  Class B
                                                                  -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                             9.12
----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                                           0.41
----------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
     foreign currency                                                0.34
----------------------------------------------------------------------------
Total from Investment Operations                                     0.75
----------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                        (0.43)
----------------------------------------------------------------------------
  From net realized gains                                           (0.02)
----------------------------------------------------------------------------
Total Distributions Declared to Shareholders                        (0.45)
----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                   9.42
----------------------------------------------------------------------------
Total return (%)(c)(d)(e)                                            8.44(f)
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(g)                                                        0.76(h)
----------------------------------------------------------------------------
  Net investment income(g)                                           6.21(h)
----------------------------------------------------------------------------
  Waiver/reimbursement                                               0.46(h)
----------------------------------------------------------------------------
Portfolio turnover rate (%)                                           112
----------------------------------------------------------------------------
Net assets, end of period (000's) ($)                              28,356

(a) For the period from commencement of operations on April 14, 2003 to December 31, 2003.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) Had the investment advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

                                                                                          PERIOD ENDED
                                                      YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                 2003          2002          2001           2000(a)
                                                Class B       Class B       Class B         Class B
                                                -------       -------       -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)         11.95         15.53         18.26           19.82
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                        0.18          0.13          0.15            0.08
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                  2.17         (3.56)        (0.35)           0.65
------------------------------------------------------------------------------------------------------
Total from Investment Operations                  2.35         (3.43)        (0.20)           0.73
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                     (0.16)        (0.15)        (0.15)          (0.17)
------------------------------------------------------------------------------------------------------
  In excess of net investment income                --            --            --              --(c)
------------------------------------------------------------------------------------------------------
  From net realized gains                           --            --         (2.34)          (2.12)
------------------------------------------------------------------------------------------------------
  Return of capital                                 --            --         (0.04)             --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders     (0.16)        (0.15)        (2.53)          (2.29)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)               14.14         11.95         15.53           18.26
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                        19.66        (22.06)        (0.65)           3.64(g)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
DATA (%):
  Expenses(h)                                     1.00          1.00          1.00            1.00(i)
------------------------------------------------------------------------------------------------------
  Net investment income(h)                        1.46          0.96          0.88            0.71(i)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                            0.14          0.13          0.21            0.13(i)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         73            69            53             120
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)           44,594        27,756        25,742           4,318

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Had the investment advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)  Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

                                                                                          PERIOD ENDED
                                                      YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                 2003          2002          2001           2000(a)
                                                Class B       Class B       Class B         Class B
                                                -------       -------       -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)          7.57          9.89         11.31            12.00
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                        0.09          0.08          0.07             0.07
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and futures contracts            2.01         (2.33)        (1.43)           (0.70)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                  2.10         (2.25)        (1.36)           (0.63)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                     (0.08)        (0.06)        (0.06)           (0.06)
------------------------------------------------------------------------------------------------------
  Return of capital                                 --         (0.01)           --               --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders     (0.08)        (0.07)        (0.06)           (0.06)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                9.59          7.57          9.89            11.31
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                        27.68        (22.75)       (12.07)           (5.29)(f)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA (%):
  Expenses(g)                                     0.75          0.75          0.75             0.75(h)
------------------------------------------------------------------------------------------------------
  Net investment income(g)                        1.05          0.88          0.72             0.89(h)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                            0.22          0.14          0.53             0.61(h)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          3            17             7                2(f)
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)           48,442        28,762        28,835           12,098

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Had the investment advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY SELECT VALUE FUND, VARIABLE SERIES

                                                                                        PERIOD ENDED
                                                          YEAR ENDED DECEMBER 31,       DECEMBER 31,
                                                        2003       2002       2001        2000(a)
                                                       Class B    Class B    Class B      Class B
                                                       -------    -------    -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                12.11      13.65      13.24        12.00
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                               0.03       0.01       0.05         0.09
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                         3.29      (1.54)      0.41         1.28
----------------------------------------------------------------------------------------------------
Total from Investment Operations                         3.32      (1.53)      0.46         1.37
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                            (0.02)     (0.01)     (0.03)       (0.07)
----------------------------------------------------------------------------------------------------
  From net realized gains                                  --         --      (0.02)          --(c)
----------------------------------------------------------------------------------------------------
  Return of capital                                        --         --         --        (0.06)
----------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            (0.02)     (0.01)     (0.05)       (0.13)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                      15.41      12.11      13.65        13.24
----------------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                               27.44     (11.21)      3.47        11.38(g)
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(h)                                            1.10       1.10       1.10         1.10(i)
----------------------------------------------------------------------------------------------------
  Net investment income(h)                               0.20       0.09       0.34         1.13(i)
----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                   0.10       0.08       0.73         1.56(i)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                12         21         15           26(g)
----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                  36,782     24,615     16,886        3,762

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Had the investment advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)  Annualized.

FINANCIAL HIGHLIGHTS

NEWPORT TIGER FUND, VARIABLE SERIES

                                                                                          PERIOD ENDED
                                                      YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                 2003          2002          2001           2000(a)
                                                Class B       Class B       Class B         Class B
                                                -------       -------       -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)          1.47          1.81          2.19            2.35
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                        0.01          0.01          0.01              --(c)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and
     foreign capital gains tax                    0.65         (0.33)        (0.37)          (0.14)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                  0.66         (0.32)        (0.36)          (0.14)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                     (0.01)        (0.02)        (0.02)          (0.02)
------------------------------------------------------------------------------------------------------
  Return of capital                                 --            --(c)         --              --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders     (0.01)        (0.02)        (0.02)          (0.02)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                2.12          1.47          1.81            2.19
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                           45.19        (17.70)       (16.66)          (5.94)(f)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA (%):
  Expenses(g)                                     1.77          1.52          1.56            1.47(h)
------------------------------------------------------------------------------------------------------
  Net investment income(g)                        0.53          0.71          0.74            0.11(h)
------------------------------------------------------------------------------------------------------
  Portfolio turnover rate (%)                       28            28            24              22
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)            3,000         1,086         2,232             644

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

PURCHASE AND EXCHANGES SHOULD BE MADE FOR INVESTMENT PURPOSES ONLY. Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. Each Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in each Fund. However, as discussed below, each Fund cannot ensure that all such activity can be identified or terminated.

RIGHT TO REJECT OR RESTRICT ORDERS AND CLOSE ACCOUNTS. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when each Fund believes it is in its shareholders' best interest. In the event that each Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each Fund may also close the account of any shareholder who it believes is engaged or intends to engage in frequent trading.

LIMITATIONS ON THE ABILITY TO IDENTIFY OR TO TERMINATE FREQUENT TRADING. There is no guarantee that each Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The shares of each Fund are held in omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. Each Fund typically is not able to identify trading by a particular beneficial owner, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on each Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by each Fund and its agents are not anticipated to identify all frequent trading.

HOW THE FUNDS CALCULATE NET ASSET VALUE
Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

SHAREHOLDER INFORMATION

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES
The Funds also offer an additional class of shares, Class A shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial Strategic Income Fund, Variable Series
Columbia High Yield Fund, Variable Series
Liberty Growth & Income Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series
Liberty Select Value Fund, Variable Series
Newport Tiger Fund, Variable Series

                       LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2004

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES
LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES
LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES
LIBERTY SELECT VALUE FUND, VARIABLE SERIES
NEWPORT TIGER FUND, VARIABLE SERIES

CLASS A AND B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                       3
-----------------------------------------------------------------
THE FUNDS                                                       4
-----------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Colonial Strategic Income Fund, Variable Series.............    4
Columbia High Yield Fund, Variable Series...................    8
Columbia Real Estate Equity Fund, Variable Series...........   12
Liberty Growth & Income Fund, Variable Series...............   16
Liberty S&P 500 Index Fund, Variable Series.................   20
Liberty Select Value Fund, Variable Series..................   24
Newport Tiger Fund, Variable Series.........................   28
TRUST MANAGEMENT ORGANIZATIONS                                 32
-----------------------------------------------------------------
The Trustees................................................   32
Investment Advisor..........................................   32
Portfolio Managers..........................................   32
Investment Sub-Advisor......................................   33
Rule 12b-1 Plan.............................................   34
Mixed and Shared Funding....................................   34
OTHER INVESTMENT STRATEGIES AND RISKS                          35
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           37
-----------------------------------------------------------------
SHAREHOLDER INFORMATION                                        44
-----------------------------------------------------------------
Purchases and Redemptions...................................   44
How the Funds Calculate Net Asset Value.....................   44
Dividends and Distributions.................................   45
Tax Consequences............................................   45
Other Classes of Shares.....................................   45

                                   THE TRUST

Liberty Variable Investment Trust (Trust) includes ten separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Strategic Income Fund, Variable Series (Strategic Income Fund), Columbia High Yield Fund, Variable Series (High Yield Fund), Columbia Real Estate Equity Fund, Variable Series (Real Estate Fund), Liberty Growth & Income Fund, Variable Series (Growth & Income Fund), Liberty S&P 500 Index Fund, Variable Series (S&P 500 Fund), Liberty Select Value Fund, Variable Series (Select Value Fund) and Newport Tiger Fund, Variable Series (Tiger Fund). Columbia Management Advisors, Inc. (Columbia Management) is the investment advisor to the Funds. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of Bank of America Corporation (Bank of America).

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class B shares for all of the Funds except the Real Estate Fund. This prospectus contains only Class A shares for the Real Estate Fund.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Funds Distributor, Inc. (CFD). CFD is a direct wholly owned subsidiary of Columbia Management.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

     - debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S. government agencies;

     - debt securities issued by foreign governments and foreign companies, including securities issued in emerging market countries; and

     -  lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

     -  rated BB through D by Standard & Poor's;

     -  rated Ba through C by Moody's Investors Service, Inc.;

     -  comparably rated by another nationally recognized rating service; or

     -  unrated and believed by the advisor to be comparable in quality.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of mortgage-backed securities may be difficult to predict and result in greater volatility.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Lehman Brothers Government/Credit Bond Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                       18.30%      9.83%      9.11%      6.03%      1.78%      0.07%      3.54%      8.08%     18.43%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +7.23%
                                                          Worst quarter: 2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                18.43           6.18(1)          7.86(1)
--------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)                          4.67           6.66             7.84(2)

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.

(2)  Performance information is from July 5, 1994.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (%)                                         0.15
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.05

(1) The Fund's advisor and distributor have voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00%. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.20% and total annual fund operating expenses for Class B shares would be 1.00%. This arrangement may be modified or terminated by the advisor or distributor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $107                  $334                   $579                   $1,283

                   COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yielding corporate debt securities, such as bonds, debentures and notes, that are rated below investment grade, i.e., BB or lower by Standard & Poor's (S&P), Ba or lower by Moody's Investors Service, Inc. (Moody's), or unrated securities which the Fund's investment advisor has determined to be of comparable quality. Such lower rated securities are commonly referred to as "junk bonds." The Fund invests primarily in lower-rated securities that are considered to be "upper tier," which means securities that are rated BB or B by S&P or Ba or B by Moody's. No more than 10% of the Fund's total assets will normally be invested in securities rated CCC or lower by S&P or Caa or lower by Moody's.

While credit ratings are an important factor in evaluating lower-rated securities, the advisor also considers a variety of other factors when selecting portfolio securities for the Fund. These factors may include the issuer's experience and managerial strength, its changing financial condition, its borrowing requirements and debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Because of the number of considerations involved in investing in lower-rated debt securities, the success of the Fund in achieving its investment goals may be more dependent upon the advisor's credit analysis than would be the case if the Fund invested in higher-quality debt securities.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the advisor's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Merrill Lynch U.S. High Yield, Cash Pay Only Index (Merrill Lynch High Yield Index), an unmanaged index of non-investment-grade corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                        0.56%      3.66%      6.18%      2.74%     12.32%
                        1999       2000       2001       2002       2003

                                                      For the periods shown in
                                                      bar chart:
                                                      Best quarter: 1st quarter
                                                      2001, +4.60%
                                                      Worst quarter: 3rd quarter
                                                      1999, -1.71%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003 (1)

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                12.32           5.02              5.94
--------------------------------------------------------------------------------------------------
Merrill Lynch High Yield Index (%)                         27.23           5.47              5.00(2)

(1) The returns of Class B shares of the Fund include the returns of shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between the predecessor shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. The Galaxy VIP Columbia High Yield Fund II shares were initially offered on March 3, 1998 and Class B shares of the Fund were initially offered on April 14, 2003.

(2)  Performance information is from March 3, 1998.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (1) (%)                                     0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (2) (%)              0.25
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.31
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               1.16

(1) Management fee has been restated to reflect the discontinuance of the administration fee for the Fund effective November 1, 2003.

(2) The Fund's advisor has voluntarily agreed to waive 0.27% of other expenses and the distributor has voluntarily agreed to waive 0.19% of the 12b-1 fee. If these waivers were reflected in the table, the 12b-1 fee for Class B shares would be 0.06%, other expenses for Class B shares would be 0.04% and total annual fund operating expenses for Class B shares would be 0.70%. These arrangements may be modified or terminated by the advisor or the distributor at any time.

(3) Other expenses have been restated to reflect current contractual rates in effect.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $118                  $368                   $638                   $1,409

               COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks, with equal emphasis, capital appreciation and above-average current income by investing primarily in the equity securities of companies in the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities, primarily common stocks, of companies principally engaged in the real estate industry, primarily real estate investment trusts (REITs). The Fund invests primarily in the securities of U.S. companies.

In selecting portfolio securities for the Fund, the Fund's investment advisor focuses on total return, with an emphasis on growth companies that offer both a strong balance sheet and a dividend yield exceeding that of the Standard & Poor's 500 Index (S&P 500 Index). The Fund's holdings are diversified across several geographic regions and types of real estate.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

The Fund may invest in real estate investment trusts (REITs). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

Real estate securities generally. Although the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, changes in neighborhood values, and changes in interest rates. These risks may be more significant to the extent that the Fund's investments are concentrated in a particular geographic region.

Concentration risk. Because the Fund normally invests at least 80% of its assets in companies principally engaged in the real estate industry, it will be significantly more vulnerable to factors adversely affecting that industry than funds that invest in a broader range of industries.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of broad measures of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the National Association of Real Estate Investment Trusts Index (NAREIT Index), an unmanaged index that reflects performance of all publicly traded equity REITs. The Fund's returns are also compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A) (1)

                                  (BAR CHART)

                       -4.13%     28.57%      4.68%      2.57%     33.69%
                        1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +11.63%
                                                          Worst quarter: 3rd quarter 2002, -10.52%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003 (1)

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class A (%)                                                33.69           12.09            8.39
--------------------------------------------------------------------------------------------------
NAREIT Index (%)                                           37.13           14.35            8.95(2)
--------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                          28.68           -0.57            2.42(3)

(1) The returns of Class A shares of the Fund include the returns of shares of the Galaxy VIP Columbia Real Estate Equity Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. The Galaxy VIP Columbia Real Estate Equity Fund II shares were initially offered on March 3, 1998 and Class A shares of the Fund were initially offered on April 14, 2003.

(2)  Performance information is from February 28, 1998.

(3)  Performance information is from March 3, 1998.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.84
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  2.94
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               3.78

(1)  The Fund pays a management fee of 0.75% and an administration fee of 0.09%.

(2) The Fund's advisor has voluntarily agreed to waive 0.90% of other expenses. If this waiver were reflected in the table, other expenses for Class A shares would be 2.04% and total annual fund operating expenses for Class A shares would be 2.88%. This arrangement may be modified or terminated by the advisor at any time.

(3) Other expenses have been restated to reflect current contractual rates in effect.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $380                 $1,155                 $1,948                  $4,019

                 LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization (large-cap) stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Value Index. As of March 31, 2004, that index included companies with capitalizations between approximately $670.3 million and $273.2 billion. All market capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

     -  debt securities that are convertible into common stock;

     - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

     -  debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                       29.70%     21.84%     32.23%     20.15%     12.00%      3.43%     -0.65%     -22.06%    19.66%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +21.79%
                                                          Worst quarter: 3rd quarter 2002, -20.38%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                19.66            1.43(1)        11.52(1)
--------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                          28.68           -0.57           12.04(2)

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.

(2)  Performance information is from July 5, 1994.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.09
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.14

(1) The Fund's advisor has voluntarily agreed to waive and reimburse 0.11% of the expenses incurred by the Fund and the distributor has voluntarily agreed to waive 0.02% of the 12b-1 fee. If these waivers and reimbursement were reflected in the table, the management fee for Class B shares would be 0.78%, the 12b-1 fee for Class B shares would be 0.23%, other expenses for Class B shares would be 0.00% and total annual fund operating expenses for Class B shares would be 1.01%. These arrangements may be modified or terminated by the advisor or the distributor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $116                  $362                   $628                   $1,386

                  LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund employs a passive management strategy designed to match, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500(R) Index)(1), which is comprised of 500 widely held, large capitalization (large-cap) U.S. stocks. The Fund invests at least 80% of its assets in the stocks that make up the S&P 500 Index. The Fund may also invest in stock index futures and options.

Although a security may be included in the S&P 500 Index, the sub-advisor may exclude or remove the security if adverse market conditions exist.

The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the S&P 500 Index. As of March 31, 2004, that index included companies with capitalizations between approximately $921.4 million and $307.1 billion. All market capitalizations are determined at the time of purchase.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the Portfolio Manager's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds. As an index fund, the Fund will seek to match the performance of the S&P 500 Index even when the value of the S&P 500 Index is falling.

(1) "Standard & Poor's(R)" and "S&P 500(R) Index" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Columbia Funds Distributor, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's.

THE FUNDS LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Tracking Error Risk. There are several reasons that the Fund's performance may not track the performance of the S&P 500 Index exactly:
     - Unlike the S&P 500 Index, the Fund incurs administrative expenses and transaction costs in trading stocks.
     - The composition of the S&P 500 Index and the stocks held by the Fund may occasionally diverge.

The timing and magnitude of cash inflows from investors buying shares could create large balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require large ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the "fully invested" S&P 500 Index.

Futures and Options Risk. Risks associated with derivatives include but are not limited to:
     - the risk that the derivative will not correlate well with the security for which it is acting as a substitute;
     - the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and
     - the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)

                                  (BAR CHART)

                       -12.07%    -22.75%    27.68%
                        2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +15.16%
                                                          Worst quarter: 3rd quarter 2002, -17.41%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                           LIFE OF
                                                     INCEPTION DATE         1 YEAR         THE FUND
Class B (%)                                             5/30/00             27.68            -5.33
---------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                       N/A                 28.68            -4.36(1)

(1)  Performance information is from May 30, 2000.

THE FUNDS LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.40
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (%)                                         0.32
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               0.97

(1) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class B shares so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75%. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.03% and total annual fund operating expenses for Class B shares would be 0.75%. This arrangement may be modified or terminated by the distributor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $99                   $309                   $536                   $1,190

                   LIBERTY SELECT VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests primarily in mid-capitalization (mid-cap) stocks.

In managing the Fund, the Fund's investment advisor uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.

Mid-cap stocks are stocks of mid-size companies that have market capitalizations similar in size to those companies in the Russell Midcap(R) Value Index. As of March 31, 2004, that index included companies with capitalizations between approximately $670.3 million and $17.7 billion. All market capitalizations are determined at the time of purchase.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Beginning in 2004, the Fund's benchmark was changed to the Russell Midcap(R) Value Index (Russell Index), an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Previously, the Fund's returns were compared to the Standard & Poor's MidCap 400 Index (S&P 400 Index), an unmanaged index that tracks the performance of middle-capitalization U.S. stocks. The advisor believes that the Russell Index, because of its greater emphasis on companies with lower-price-to book ratios and lower forecasted growth values, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year and for the life of the Fund periods are shown compared to the Russell Index, as well as the Fund's previous benchmark, the S&P 400 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)

                                  (BAR CHART)

                        3.47%     -11.21%    27.44%
                        2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 2003, +13.73%
                                                          Worst quarter: 3rd quarter 2002, -16.39%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                           LIFE OF
                                                     INCEPTION DATE         1 YEAR         THE FUND
Class B (%)                                             5/30/00             27.44            7.67
---------------------------------------------------------------------------------------------------
Russell Index (%)                                       N/A                 38.07           11.99(1)
---------------------------------------------------------------------------------------------------
S&P 400 Index (%)                                       N/A                 35.62            7.77(1)

(1)  Performance information is from May 30, 2000.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.70
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (%)                                         0.25
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.20

(1) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class B shares so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.15% and total annual fund operating expenses for Class B shares would be 1.10%. This arrangement may be modified or terminated by the distributor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $122                  $381                   $660                   $1,455

                      NEWPORT TIGER FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the Tiger countries of Asia. The countries or regions in which the Fund invests include Hong Kong, Singapore, South Korea, Sri Lanka, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, the Fund's investment advisor typically purchases stocks of quality growth companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

Market timers. Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and to discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Because the Fund's investments are concentrated in the Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Morgan Stanley Capital International All Country Asia ex Japan Index (MSCI AC Asia ex Japan Index), an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan and taking into account local market restrictions on share ownership by foreigners. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(1)

                                  (BAR CHART)

                       11.73%     -31.14%    -6.43%     68.01%     -15.27%    -16.66%    -17.70%    45.19%
                        1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +37.93%
                                                          Worst quarter: 2nd quarter 1998, -28.81%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                45.19           7.23(1)          1.86(1)
--------------------------------------------------------------------------------------------------
MSCI AC Asia ex Japan Index (%)                            46.98           6.68            -1.10(2)

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 1, 1995, and Class B shares were initially offered on June 1, 2000.

(2)  Performance information is from April 30, 1995.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.90
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.25
-----------------------------------------------------------------
Other expenses (%)                                         0.62
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   1.77

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $180                  $557                   $959                   $2,084

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, INC.
Columbia Management, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Management is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. Columbia Management is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of Bank of America. On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

Columbia Management determines which securities and other instruments are purchased and sold for the Funds. Columbia Management may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia Management or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia Management will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia Management designates the S&P 500 Fund's Sub-Advisor, evaluates and monitors its performance and investment program, and recommends to the Board of Trustees whether their contract should be continued or modified and the addition or deletion of Sub-Advisors. Columbia Management also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2003 fiscal year, aggregate advisory fees paid to Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund:

Colonial Strategic Income Fund, Variable
  Series                                                 0.65%
Columbia High Yield Fund, Variable Series                0.60%
Columbia Real Estate Equity Fund, Variable
  Series                                                 0.75%
Liberty Growth & Income Fund, Variable Series            0.80%
Liberty S&P 500 Index Fund, Variable Series              0.40%
Liberty Select Value Fund, Variable Series               0.70%
Newport Tiger Fund, Variable Series                      0.90%

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

LAURA A. OSTRANDER, a senior vice president of Columbia Management, is the manager for the Strategic Income Fund and has managed or co-managed the Strategic Income Fund since September, 2000. Ms. Ostrander has been associated with Columbia Management or its predecessors since December, 1996.

JEFFREY L. RIPPEY, a senior vice president of Columbia Management, is the manager for the High Yield Fund and has managed or co-managed the High Yield Fund since it commenced operations in April, 2003. Mr. Rippey managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since it commenced operations in March, 1998. Mr. Rippey has been associated with Columbia Management or its predecessors since 1981.

TRUST MANAGEMENT ORGANIZATIONS

DAVID W. JELLISON, a vice president of Columbia Management, is the manager for the Real Estate Fund and has managed the Real Estate Fund since it commenced operation in April, 2003. Mr. Jellison managed the Galaxy VIP Columbia Real Estate Equity Fund II, the predecessor to the Real Estate Fund, since it commenced operations in March, 1998. Mr. Jellison has been associated with Columbia Management or its predecessors since 1992.

BRIAN CUNNINGHAM, a vice president of Columbia Management, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since October, 2003. Mr. Cunningham has been associated with Columbia Management or its predecessors since 1987.

GREGORY M. MILLER, a senior vice president of Columbia Management, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since April, 2003. Mr. Miller has been associated with Columbia Management or its predecessors since 1985.

RICHARD DAHLBERG, a senior portfolio manager and head of Columbia Management's Large Cap Value Team, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since October, 2003. Mr. Dahlberg has been associated with Columbia Management since September, 2003. Prior to joining Columbia Management in September, 2003, Mr. Dahlberg managed value investments for the last 30 years, most recently with Grantham, Mayo, Van Otterloo & Co. LLC from November, 2001 to December, 2002 and with Pioneer Investment Management, Inc. from September, 1998 to November, 2001.

DANIEL K. CANTOR, a senior vice president of Columbia Management, is a co-manager for the Select Value Fund and has co-managed the Select Value Fund since August, 2000. Mr. Cantor has been associated with Columbia Management or its predecessors since 1985.

JEFFREY C. KINZEL, a senior vice president of Columbia Management, is a co-manager for the Select Value Fund and has co-managed the Select Value Fund since August, 2000. Mr. Kinzel has been associated with Columbia Management or its predecessors since 1991.

ERIC R. L. SANDLUND, a senior equity portfolio manager and vice president of Columbia Management, is the manager for the Tiger Fund and has managed or co-managed the Tiger Fund since August, 2002. Mr. Sandlund has been associated with Columbia Management or its predecessors since June, 2002. Prior to joining Columbia Management in June, 2002, Mr. Sandlund was managing director and chief investment officer, Asia Pacific, of Merrill Lynch Investment Managers (Merrill Lynch) in Singapore from January, 2000 to June, 2002. Prior to joining Merrill Lynch, he was a regional managing director and chief investment officer of Prudential Portfolio Managers (Asia) Limited in Hong Kong from 1994 to 1999.

INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------
SSGA FUNDS MANAGEMENT, INC.
SSgA Funds Management, Inc. (SSgA FM), the registered investment advisor of State Street Corporation, is the Sub-Advisor to the S&P 500 Fund.

Out of the management fees it receives from the S&P 500 Fund, Columbia Management pays SSgA FM a fee at the annual rate of $25,000 on average daily net assets up to $50 million and 0.05% on average daily net assets thereafter.

TOM O'BRIEN, a principal of SSgA FM, has managed the S&P 500 Fund since its inception in May, 2000. A more complete description of SSgA FM is included in the Statement of Additional Information.

TRUST MANAGEMENT ORGANIZATIONS

RULE 12B-1 PLAN
--------------------------------------------------------------------------------
Each Fund, except the Real Estate Fund, has adopted a plan under Rule 12b-1 that permits it to pay CFD marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for Class B shares. Distribution fees are paid out of the assets attributable to the Class B shares. The distributor has voluntarily agreed to waive a portion of the Class B distribution fee to the extent necessary to limit the Class B expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses, incurred by each of the following Funds to the following annual rates (as a percentage of Class B's average daily net assets):

Strategic Income Fund                                       1.00%
S&P 500 Fund                                                0.75%
Select Value Fund                                           1.10%

If, after reimbursing the distribution fee, Class B expenses are above the expense limit, Columbia Management will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit.

The distributor has also voluntarily agreed to waive the following portions of the Class B share distribution fee for the following Funds:

High Yield Fund                                             0.19%
Growth & Income Fund                                        0.02%

Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds--Principal Investment Strategies" and "The Funds--Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Strategic Income Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Strategic Income Fund, Growth & Income Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

OTHER INVESTMENT STRATEGIES AND RISKS

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund, Real Estate Fund) Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information, except as noted below, has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. The information for the High Yield Fund and Real Estate Fund for the years ended December 31, 2002, 2001, 2000 and 1999 is included in those Funds' financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by writing to CFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                                          PERIOD ENDED
                                                      YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                 2003          2002          2001           2000(A)
                                                Class B       Class B       Class B         Class B
                                                -------       -------       -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)          8.89          8.91          9.41           10.24
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                        0.60          0.63          0.79(c)         0.56
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency             1.04          0.09         (0.46)(c)       (0.37)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                  1.64          0.72          0.33            0.19
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                     (0.73)        (0.72)        (0.81)          (0.99)
------------------------------------------------------------------------------------------------------
  Return of capital                                 --         (0.02)        (0.02)          (0.03)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders     (0.73)        (0.74)        (0.83)          (1.02)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                9.80          8.89          8.91            9.41
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                        18.43          8.08          3.54            1.92(g)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL
  DATA (%):
  Expenses(h)                                     1.00          1.00          1.00            1.00(i)
------------------------------------------------------------------------------------------------------
  Net investment income(h)                        6.17          6.92          8.27(c)         9.39(i)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                            0.05          0.01          0.10            0.03(i)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         61            62            62              31
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)           55,825        32,407        19,481           3,579

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.55% to 8.27%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Had the investment advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

FINANCIAL HIGHLIGHTS

COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

                                                                PERIOD ENDED
                                                                DECEMBER 31,
                                                                  2003(A)
                                                                  Class B
                                                                  -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                             9.12
----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                                           0.41
----------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
     foreign currency                                                0.34
----------------------------------------------------------------------------
Total from Investment Operations                                     0.75
----------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                        (0.43)
----------------------------------------------------------------------------
  From net realized gains                                           (0.02)
----------------------------------------------------------------------------
Total Distributions Declared to Shareholders                        (0.45)
----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                   9.42
----------------------------------------------------------------------------
Total return (%)(c)(d)(e)                                            8.44(f)
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(g)                                                        0.76(h)
----------------------------------------------------------------------------
  Net investment income(g)                                           6.21(h)
----------------------------------------------------------------------------
  Waiver/reimbursement                                               0.46(h)
----------------------------------------------------------------------------
Portfolio turnover rate (%)                                           112
----------------------------------------------------------------------------
Net assets, end of period (000's) ($)                              28,356

(a) For the period from commencement of operations on April 14, 2003 to December 31, 2003.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) Had the investment advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

FINANCIAL HIGHLIGHTS

COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES (A)

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             9.64      10.11       9.96       8.08       8.78
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                              0.11(b)    0.40       0.38       0.41       0.38
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                     3.12      (0.14)      0.07       1.86      (0.74)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     3.23       0.26       0.45       2.27      (0.36)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.11)     (0.32)     (0.30)     (0.38)     (0.34)
------------------------------------------------------------------------------------------------------
  In excess of net investment income                   --         --         --      (0.01)        --
------------------------------------------------------------------------------------------------------
  From net realized gains                           (1.80)     (0.41)        --         --         --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (1.91)     (0.73)     (0.30)     (0.39)     (0.34)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                  10.96       9.64      10.11       9.96       8.08
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                           33.69       2.57       4.68      28.57      (4.13)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                        2.59       1.78       1.70       1.70       1.70
------------------------------------------------------------------------------------------------------
  Net investment income(f)                           1.05       3.68       3.81       4.39       4.84
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.67       5.85       4.29       4.06       4.21
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           152         98         54         41         33
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                 914        979      1,112      1,092        983

(a) The information shown in this table, for the periods prior to April 14, 2003, relates to shares of the Galaxy VIP Real Estate Equity Fund II, the predecessor to the Columbia Real Estate Equity Fund, Variable Series.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

                                                                                          PERIOD ENDED
                                                      YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                 2003          2002          2001           2000(A)
                                                Class B       Class B       Class B         Class B
                                                -------       -------       -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)         11.95         15.53         18.26           19.82
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                        0.18          0.13          0.15            0.08
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                  2.17         (3.56)        (0.35)           0.65
------------------------------------------------------------------------------------------------------
Total from Investment Operations                  2.35         (3.43)        (0.20)           0.73
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                     (0.16)        (0.15)        (0.15)          (0.17)
------------------------------------------------------------------------------------------------------
  In excess of net investment income                --            --            --              --(c)
------------------------------------------------------------------------------------------------------
  From net realized gains                           --            --         (2.34)          (2.12)
------------------------------------------------------------------------------------------------------
  Return of capital                                 --            --         (0.04)             --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders     (0.16)        (0.15)        (2.53)          (2.29)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)               14.14         11.95         15.53           18.26
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                        19.66        (22.06)        (0.65)           3.64(g)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL
DATA (%):
  Expenses(h)                                     1.00          1.00          1.00            1.00(i)
------------------------------------------------------------------------------------------------------
  Net investment income(h)                        1.46          0.96          0.88            0.71(i)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                            0.14          0.13          0.21            0.13(i)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         73            69            53             120
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)           44,594        27,756        25,742           4,318

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Had the investment advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)  Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

                                                                                          PERIOD ENDED
                                                      YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                 2003          2002          2001           2000(A)
                                                Class B       Class B       Class B         Class B
                                                -------       -------       -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)          7.57          9.89         11.31            12.00
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                        0.09          0.08          0.07             0.07
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and futures contracts            2.01         (2.33)        (1.43)           (0.70)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                  2.10         (2.25)        (1.36)           (0.63)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                     (0.08)        (0.06)        (0.06)           (0.06)
------------------------------------------------------------------------------------------------------
  Return of capital                                 --         (0.01)           --               --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders     (0.08)        (0.07)        (0.06)           (0.06)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                9.59          7.57          9.89            11.31
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                        27.68        (22.75)       (12.07)           (5.29)(f)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL
  DATA (%):
  Expenses(g)                                     0.75          0.75          0.75             0.75(h)
------------------------------------------------------------------------------------------------------
  Net investment income(g)                        1.05          0.88          0.72             0.89(h)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                            0.22          0.14          0.53             0.61(h)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          3            17             7                2(f)
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)           48,442        28,762        28,835           12,098

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Had the investment advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY SELECT VALUE FUND, VARIABLE SERIES

                                                                                        PERIOD ENDED
                                                          YEAR ENDED DECEMBER 31,       DECEMBER 31,
                                                        2003       2002       2001        2000(A)
                                                       Class B    Class B    Class B      Class B
                                                       -------    -------    -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                12.11      13.65      13.24        12.00
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                               0.03       0.01       0.05         0.09
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                         3.29      (1.54)      0.41         1.28
----------------------------------------------------------------------------------------------------
Total from Investment Operations                         3.32      (1.53)      0.46         1.37
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                            (0.02)     (0.01)     (0.03)       (0.07)
----------------------------------------------------------------------------------------------------
  From net realized gains                                  --         --      (0.02)          --(c)
----------------------------------------------------------------------------------------------------
  Return of capital                                        --         --         --        (0.06)
----------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            (0.02)     (0.01)     (0.05)       (0.13)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                      15.41      12.11      13.65        13.24
----------------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                               27.44     (11.21)      3.47        11.38(g)
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(h)                                            1.10       1.10       1.10         1.10(i)
----------------------------------------------------------------------------------------------------
  Net investment income(h)                               0.20       0.09       0.34         1.13(i)
----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                   0.10       0.08       0.73         1.56(i)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                12         21         15           26(g)
----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                  36,782     24,615     16,886        3,762

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Had the investment advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)  Annualized.

FINANCIAL HIGHLIGHTS

NEWPORT TIGER FUND, VARIABLE SERIES

                                                                                          PERIOD ENDED
                                                      YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                 2003          2002          2001           2000(A)
                                                Class B       Class B       Class B         Class B
                                                -------       -------       -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)          1.47          1.81          2.19            2.35
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                        0.01          0.01          0.01              --(c)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and
     foreign capital gains tax                    0.65         (0.33)        (0.37)          (0.14)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                  0.66         (0.32)        (0.36)          (0.14)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                     (0.01)        (0.02)        (0.02)          (0.02)
------------------------------------------------------------------------------------------------------
  Return of capital                                 --            --(c)         --              --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders     (0.01)        (0.02)        (0.02)          (0.02)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                2.12          1.47          1.81            2.19
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                           45.19        (17.70)       (16.66)          (5.94)(f)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL
  DATA (%):
  Expenses(g)                                     1.77          1.52          1.56            1.47(h)
------------------------------------------------------------------------------------------------------
  Net investment income(g)                        0.53          0.71          0.74            0.11(h)
------------------------------------------------------------------------------------------------------
  Portfolio turnover rate (%)                       28            28            24              22
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)            3,000         1,086         2,232             644

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

PURCHASE AND EXCHANGES SHOULD BE MADE FOR INVESTMENT PURPOSES ONLY. Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. Each Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in each Fund. However, as discussed below, each Fund cannot ensure that all such activity can be identified or terminated.

RIGHT TO REJECT OR RESTRICT ORDERS AND CLOSE ACCOUNTS. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when each Fund believes it is in its shareholders' best interest. In the event that each Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each Fund may also close the account of any shareholder who it believes is engaged or intends to engage in frequent trading.

LIMITATIONS ON THE ABILITY TO IDENTIFY OR TO TERMINATE FREQUENT TRADING. There is no guarantee that each Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The shares of each Fund are held in omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. Each Fund typically is not able to identify trading by a particular beneficial owner, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on each Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by each Fund and its agents are not anticipated to identify all frequent trading.

HOW THE FUNDS CALCULATE NET ASSET VALUE
Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

SHAREHOLDER INFORMATION

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASSES OF SHARES
Each of the Funds, except the Real Estate Fund, also offer an additional class of shares, Class A shares. The Real Estate Fund also offers an additional class of shares, Class B shares. These classes of shares are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial Strategic Income Fund, Variable Series
Columbia High Yield Fund, Variable Series
Columbia Real Estate Equity Fund, Variable Series
Liberty Growth & Income Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series
Liberty Select Value Fund, Variable Series
Newport Tiger Fund, Variable Series

                       LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2004

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES
NEWPORT TIGER FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                       3
-----------------------------------------------------------------
THE FUNDS                                                       4
-----------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Colonial Strategic Income Fund, Variable Series.............    4
Liberty Growth & Income Fund, Variable Series...............    8
Newport Tiger Fund, Variable Series.........................   12
TRUST MANAGEMENT ORGANIZATIONS                                 16
-----------------------------------------------------------------
The Trustees................................................   16
Investment Advisor..........................................   16
Portfolio Managers..........................................   16
Mixed and Shared Funding....................................   17
OTHER INVESTMENT STRATEGIES AND RISKS                          18
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           20
-----------------------------------------------------------------
SHAREHOLDER INFORMATION                                        23
-----------------------------------------------------------------
Purchases and Redemptions...................................   23
How the Funds Calculate Net Asset Value.....................   23
Dividends and Distributions.................................   24
Tax Consequences............................................   24
Other Class of Shares.......................................   24

                                   THE TRUST

Liberty Variable Investment Trust (Trust) includes ten separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Strategic Income Fund, Variable Series (Strategic Income Fund), Liberty Growth & Income Fund, Variable Series (Growth & Income Fund) and Newport Tiger Fund, Variable Series (Tiger Fund). Columbia Management Advisors, Inc. (Columbia Management) is the investment advisor to the Funds. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of Bank of America Corporation (Bank of America).

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Funds Distributor, Inc. (CFD). CFD is a direct wholly owned subsidiary of Columbia Management.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

     - debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S. government agencies;

     - debt securities issued by foreign governments and foreign companies, including securities issued in emerging market countries; and

     -  lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

     -  rated BB through D by Standard & Poor's;

     -  rated Ba through C by Moody's Investors Service, Inc.;

     -  comparably rated by another nationally recognized rating service; or

     -  unrated and believed by the advisor to be comparable in quality.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of mortgage-backed securities may be difficult to predict and result in greater volatility.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Lehman Brothers Government/Credit Bond Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       18.30%      9.83%      9.11%      6.03%      1.78%      0.16%      3.68%      8.41%     18.54%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +7.22%
                                                          Worst quarter: 2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                                7/5/94             18.54           6.32             7.93
-----------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)            N/A              4.67           6.66             7.84(1)

(1)  Performance information is from July 5, 1994.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (%)                                         0.15
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.80

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $82                   $255                   $444                    $990

                 LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization (large-cap) stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Value Index. As of March 31, 2004, that index included companies with capitalizations between approximately $670.3 million and $273.2 billion. All market capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

     -  debt securities that are convertible into common stock;

     - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

     -  debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       29.70%     21.84%     32.23%     20.15%     12.00%      3.60%                           19.79%
                                                                                         -0.60%     -21.95%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +21.79%
                                                          Worst quarter: 3rd quarter 2002, -20.41%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                                7/5/94             19.79            1.52           11.57
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A             28.68           -0.57           12.04(1)

(1)  Performance information is from July 5, 1994.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.09
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               0.89

(1) The Fund's advisor has voluntarily agreed to waive and reimburse 0.11% of the expenses incurred by the Fund. If this waiver and reimbursement were reflected in the table, the management fee for Class A shares would be 0.78%, other expenses for Class A shares would be 0.00% and total annual fund operating expenses for Class A shares would be 0.78%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $91                   $284                   $493                   $1,096

                      NEWPORT TIGER FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the Tiger countries of Asia. The countries or regions in which the Fund invests include Hong Kong, Singapore, South Korea, Sri Lanka, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, the Fund's investment advisor typically purchases stocks of quality growth companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

Market timers. Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and to discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Because the Fund's investments are concentrated in the Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Morgan Stanley Capital International All Country Asia ex Japan Index (MSCI AC Asia ex Japan Index), an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan and taking into account local market restrictions on share ownership by foreigners. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       11.73%                           68.01%                                      44.79%
                                  -31.14%    -6.43%                -15.63%    -18.48%    -16.96%
                        1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +37.93%
                                                          Worst quarter: 2nd quarter 1998, -28.81%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                            INCEPTION                                        LIFE OF
                                              DATE            1 YEAR         5 YEARS         THE FUND
Class A (%)                                 5/1/95            44.79           6.80             1.63
-----------------------------------------------------------------------------------------------------
MSCI AC Asia ex Japan Index (%)               N/A             46.98           6.68            -1.10(1)

(1)  Performance information is from April 30, 1995.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.90
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (%)                                         0.62
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   1.52

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $155                  $480                   $829                   $1,813

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, INC.
Columbia Management, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Management is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. Columbia Management is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of Bank of America. On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

Columbia Management determines which securities and other instruments are purchased and sold for the Funds. Columbia Management may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia Management or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia Management will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia Management also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2003 fiscal year, aggregate advisory fees paid to Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund:

Colonial Strategic Income Fund, Variable
  Series                                                 0.65%
Liberty Growth & Income Fund, Variable Series            0.80%
Newport Tiger Fund, Variable Series                      0.90%

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

LAURA A. OSTRANDER, a senior vice president of Columbia Management, is the manager for the Strategic Income Fund and has managed or co-managed the Strategic Income Fund since September, 2000. Ms. Ostrander has been associated with Columbia Management or its predecessors since December, 1996.

BRIAN CUNNINGHAM, a vice president of Columbia Management, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since October, 2003. Mr. Cunningham has been associated with Columbia Management or its predecessors since 1987.

GREGORY M. MILLER, a senior vice president of Columbia Management, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since April, 2003. Mr. Miller has been associated with Columbia Management or its predecessors since 1985.

RICHARD DAHLBERG, a senior portfolio manager and head of Columbia Management's Large Cap Value Team, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since October, 2003. Mr. Dahlberg has been associated with Columbia Management since September, 2003. Prior to joining Columbia Management in September, 2003, Mr. Dahlberg managed value investments for the last 30 years, most recently with Grantham, Mayo, Van Otterloo & Co. LLC from November, 2001 to December, 2002 and with Pioneer Investment Management, Inc. from September, 1998 to November, 2001.

TRUST MANAGEMENT ORGANIZATIONS

ERIC R. L. SANDLUND, a senior equity portfolio manager and vice president of Columbia Management, is the manager for the Tiger Fund and has managed or co-managed the Tiger Fund since August, 2002. Mr. Sandlund has been associated with Columbia Management or its predecessors since June, 2002. Prior to joining Columbia Management in June, 2002, Mr. Sandlund was managing director and chief investment officer, Asia Pacific, of Merrill Lynch Investment Managers (Merrill Lynch) in Singapore from January, 2000 to June, 2002. Prior to joining Merrill Lynch, he was a regional managing director and chief investment officer of Prudential Portfolio Managers (Asia) Limited in Hong Kong from 1994 to 1999.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds--Principal Investment Strategies" and "The Funds--Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Strategic Income Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Strategic Income Fund, Growth & Income Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

OTHER INVESTMENT STRATEGIES AND RISKS

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report by writing to CFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)              8.90       8.92       9.43      10.44      11.08
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.62       0.65       0.81(b)    0.97       0.95
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                 1.03       0.10      (0.46)(b)   (0.96)    (0.75)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.65       0.75       0.35       0.01       0.20
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                         (0.75)     (0.75)     (0.84)     (0.99)     (0.84)
------------------------------------------------------------------------------------------------------
  Return of capital                                     --      (0.02)     (0.02)     (0.03)        --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.75)     (0.77)     (0.86)     (1.02)     (0.84)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                    9.80       8.90       8.92       9.43      10.44
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                               18.54       8.41       3.68       0.16       1.78
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA
  (%):
  Expenses(e)                                         0.80       0.76       0.85       0.76       0.75
------------------------------------------------------------------------------------------------------
  Net investment income(e)                            6.42       7.16       8.42(b)    9.36       8.57
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             61         62         62         31         35
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              109,894    106,415    123,041    143,629    170,702

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             11.97      15.55      18.27      19.85      18.79
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.21       0.15       0.16       0.17       0.14
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                      2.16      (3.56)     (0.35)      0.54       2.07
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      2.37      (3.41)     (0.19)      0.71       2.21
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                         (0.19)     (0.17)     (0.15)     (0.17)     (0.11)
------------------------------------------------------------------------------------------------------
  In excess of net investment income                    --         --         --         --(b)      --
------------------------------------------------------------------------------------------------------
  From net realized gains                               --         --      (2.34)     (2.12)     (1.04)
------------------------------------------------------------------------------------------------------
  Return of capital                                     --         --      (0.04)        --         --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.19)     (0.17)     (2.53)     (2.29)     (1.15)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   14.15      11.97      15.55      18.27      19.85
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                               19.79(e)  (21.95)     (0.60)      3.60      12.00
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                         0.80       0.88       0.96       0.88       0.88
------------------------------------------------------------------------------------------------------
  Net investment income(f)                            1.66       1.08       0.92       0.85       0.69
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.09         --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             73         69         53        120        101
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              216,923    113,335    180,053    203,366    212,355

(a) Per share data was calculated using average shares outstanding during the period.

(b)Rounds to less than $0.01 per share.

(c)Total return at net asset value assuming all distributions reinvested.

(d)Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

NEWPORT TIGER FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             1.45       1.77       2.19       2.62       1.57
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.02       0.02       0.02       0.02       0.03
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and foreign
     capital gains tax                               0.63      (0.32)     (0.42)     (0.43)      1.04
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.65      (0.30)     (0.40)     (0.41)      1.07
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.02)     (0.02)     (0.02)     (0.02)     (0.02)
------------------------------------------------------------------------------------------------------
  Return of capital                                    --         --(b)      --         --         --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.02)     (0.02)     (0.02)     (0.02)     (0.02)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   2.08       1.45       1.77       2.19       2.62
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                              44.79     (16.96)    (18.48)    (15.63)     68.01
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA
  (%):
  Expenses(e)                                        1.52       1.27       1.31       1.15       1.21
------------------------------------------------------------------------------------------------------
  Net investment income(e)                           1.06       0.96       0.99       0.80       1.65
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            28         28         24         22         12
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              25,684     23,087     33,688     44,346     46,125

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

PURCHASE AND EXCHANGES SHOULD BE MADE FOR INVESTMENT PURPOSES ONLY. Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. Each Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in each Fund. However, as discussed below, each Fund cannot ensure that all such activity can be identified or terminated.

RIGHT TO REJECT OR RESTRICT ORDERS AND CLOSE ACCOUNTS. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when each Fund believes it is in its shareholders' best interest. In the event that each Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each Fund may also close the account of any shareholder who it believes is engaged or intends to engage in frequent trading.

LIMITATIONS ON THE ABILITY TO IDENTIFY OR TO TERMINATE FREQUENT TRADING. There is no guarantee that each Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The shares of each Fund are held in omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. Each Fund typically is not able to identify trading by a particular beneficial owner, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on each Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by each Fund and its agents are not anticipated to identify all frequent trading.

HOW THE FUNDS CALCULATE NET ASSET VALUE
Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

SHAREHOLDER INFORMATION

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES
The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial Strategic Income Fund, Variable Series
Liberty Growth & Income Fund, Variable Series
Newport Tiger Fund, Variable Series

                       LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2004

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
LIBERTY SELECT VALUE FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                       3
-----------------------------------------------------------------
THE FUNDS                                                       4
-----------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Colonial Small Cap Value Fund, Variable Series..............    4
Colonial Strategic Income Fund, Variable Series.............    8
Liberty Select Value Fund, Variable Series..................   12
TRUST MANAGEMENT ORGANIZATIONS                                 16
-----------------------------------------------------------------
The Trustees................................................   16
Investment Advisor..........................................   16
Portfolio Managers..........................................   16
Mixed and Shared Funding....................................   17
OTHER INVESTMENT STRATEGIES AND RISKS                          18
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           20
-----------------------------------------------------------------
SHAREHOLDER INFORMATION                                        23
-----------------------------------------------------------------
Purchases and Redemptions...................................   23
How the Funds Calculate Net Asset Value.....................   23
Dividends and Distributions.................................   24
Tax Consequences............................................   24
Other Class of Shares.......................................   24

                                   THE TRUST

Liberty Variable Investment Trust (Trust) includes ten separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund), Colonial Strategic Income Fund, Variable Series (Strategic Income Fund) and Liberty Select Value Fund, Variable Series (Select Value Fund). Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of Bank of America Corporation (Bank of America).

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Funds Distributor, Inc. (CFD). CFD is a direct wholly owned subsidiary of Columbia Management.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks. Small-cap stocks are stocks of companies with market capitalizations equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index ($3.1 billion as of March 31, 2004). When purchasing securities for the Fund, the Fund's investment advisor may choose securities of companies it believes are undervalued. The Fund may invest up to 10% of its assets in foreign securities.

             -------------------------------------------------------------------

              UNDERSTANDING VALUE INVESTING

              In managing the Fund, the advisor uses a value investing
              strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating
              performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.
             -------------------------------------------------------------------

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        6.34%     18.88%      9.30%                39.30%
                                                        -6.12%
                        1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +19.23%
                                                          Worst quarter: 3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                               5/19/98             39.30           12.56             8.33
-----------------------------------------------------------------------------------------------------
S&P 600/Barra Value Index (%)             N/A                 40.06           11.03             7.45(1)

(1)  Performance information is from May 31, 1998.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.41
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.21

(1) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, other expenses for Class A shares would be 0.30% and total annual fund operating expenses for Class A shares would be 1.10%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $123                  $384                   $665                   $1,466

                COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

     - debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S. government agencies;

     - debt securities issued by foreign governments and foreign companies, including securities issued in emerging market countries; and

     -  lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

     -  rated BB through D by Standard & Poor's;

     -  rated Ba through C by Moody's Investors Service, Inc.;

     -  comparably rated by another nationally recognized rating service; or

     -  unrated and believed by the advisor to be comparable in quality.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of mortgage-backed securities may be difficult to predict and result in greater volatility.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Lehman Brothers Government/Credit Bond Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       18.30%      9.83%      9.11%      6.03%      1.78%      0.16%      3.68%      8.41%     18.54%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +7.22%
                                                          Worst quarter: 2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                                7/5/94             18.54           6.32             7.93
-----------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)            N/A              4.67           6.66             7.84(1)

(1)  Performance information is from July 5, 1994.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (%)                                         0.15
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.80

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $82                   $255                   $444                    $990

                   LIBERTY SELECT VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests primarily in mid-capitalization (mid-cap) stocks.

In managing the Fund, the Fund's investment advisor uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.

Mid-cap stocks are stocks of mid-size companies that have market capitalizations similar in size to those companies in the Russell Midcap(R) Value Index. As of March 31, 2004, that index included companies with capitalizations between approximately $670.3 million and $17.7 billion. All market capitalizations are determined at the time of purchase.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Beginning in 2004, the Fund's benchmark was changed to the Russell Midcap(R) Value Index (Russell Index), an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Previously, the Fund's returns were compared to the Standard & Poor's MidCap 400 Index (S&P 400 Index), an unmanaged index that tracks the performance of middle-capitalization U.S. stocks. The advisor believes that the Russell Index, because of its greater emphasis on companies with lower-price-to book ratios and lower forecasted growth values, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year and for the life of the Fund periods are shown compared to the Russell Index, as well as the Fund's previous benchmark, the S&P 400 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        3.55%                27.61%
                                  -11.07%
                        2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 2003, +13.72%
                                                          Worst quarter: 3rd quarter 2002, -16.37%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                           LIFE OF
                                                     INCEPTION DATE         1 YEAR         THE FUND
Class A (%)                                             5/30/00             27.61            7.78
---------------------------------------------------------------------------------------------------
Russell Index (%)                                       N/A                 38.07           11.99(1)
---------------------------------------------------------------------------------------------------
S&P 400 Index (%)                                       N/A                 35.62            7.77(1)

(1)  Performance information is from May 30, 2000.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.70
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (%)                                         0.25
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.95

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $97                   $303                   $525                   $1,166

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, INC.
Columbia Management, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Management is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. Columbia Management is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of Bank of America. On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

Columbia Management determines which securities and other instruments are purchased and sold for the Funds. Columbia Management may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia Management or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia Management will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia Management also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2003 fiscal year, aggregate advisory fees paid to Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund:

Colonial Small Cap Value Fund, Variable
Series                                                   0.80%
Colonial Strategic Income Fund, Variable
  Series                                                 0.65%
Liberty Select Value Fund, Variable Series               0.70%

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

STEPHEN D. BARBARO, a vice president of Columbia Management, is the manager for the Small Cap Fund and has managed the Small Cap Fund since June, 2002. Mr. Barbaro has been associated with Columbia Management or its predecessors since 1976.

LAURA A. OSTRANDER, a senior vice president of Columbia Management, is the manager for the Strategic Income Fund and has managed or co-managed the Strategic Income Fund since September, 2000. Ms. Ostrander has been associated with Columbia Management or its predecessors since December, 1996.

DANIEL K. CANTOR, a senior vice president of Columbia Management, is a co-manager for the Select Value Fund and has co-managed the Select Value Fund since August, 2000. Mr. Cantor has been associated with Columbia Management or its predecessors since 1985.

JEFFREY C. KINZEL, a senior vice president of Columbia Management, is a co-manager for the Select Value Fund and has co-managed the Select Value Fund since August, 2000. Mr. Kinzel has been associated with Columbia Management or its predecessors since 1991.

TRUST MANAGEMENT ORGANIZATIONS

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds--Principal Investment Strategies" and "The Funds--Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Strategic Income Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Strategic Income Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

OTHER INVESTMENT STRATEGIES AND RISKS

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report by writing to CFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)            10.48      11.56      10.73       9.12       8.59
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.07       0.02       0.02       0.07       0.02
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                4.03      (0.73)      0.98       1.65       0.52
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     4.10      (0.71)      1.00       1.72       0.54
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.03)     (0.01)     (0.02)     (0.05)     (0.01)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.32)     (0.36)     (0.15)     (0.06)        --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.35)     (0.37)     (0.17)     (0.11)     (0.01)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                  14.23      10.48      11.56      10.73       9.12
------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)(d)                           39.30      (6.12)      9.30      18.88       6.34
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA
  (%):
  Expenses(e)                                        1.10       1.10       1.10       1.07       1.00
------------------------------------------------------------------------------------------------------
  Net investment income(e)                           0.59       0.18       0.22       0.76       0.23
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.11       0.04       0.22       0.82       2.66
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            55        125         56         54         74
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              10,738      7,893      9,361      7,616      3,817

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)              8.90       8.92       9.43      10.44      11.08
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.62       0.65       0.81(b)    0.97       0.95
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                 1.03       0.10      (0.46)(b)   (0.96)    (0.75)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.65       0.75       0.35       0.01       0.20
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                         (0.75)     (0.75)     (0.84)     (0.99)     (0.84)
------------------------------------------------------------------------------------------------------
  Return of capital                                     --      (0.02)     (0.02)     (0.03)        --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.75)     (0.77)     (0.86)     (1.02)     (0.84)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                    9.80       8.90       8.92       9.43      10.44
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                               18.54       8.41       3.68       0.16       1.78
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA
  (%):
  Expenses(e)                                         0.80       0.76       0.85       0.76       0.75
------------------------------------------------------------------------------------------------------
  Net investment income(e)                            6.42       7.16       8.42(b)    9.36       8.57
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             61         62         62         31         35
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              109,894    106,415    123,041    143,629    170,702

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

LIBERTY SELECT VALUE FUND, VARIABLE SERIES

                                                                                        PERIOD ENDED
                                                          YEAR ENDED DECEMBER 31,       DECEMBER 31,
                                                        2003       2002       2001        2000(A)
                                                       Class A    Class A    Class A      Class A
                                                       -------    -------    -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                12.12      13.66      13.24        12.00
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                               0.05       0.03       0.05         0.09
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                         3.30      (1.54)      0.42         1.28
----------------------------------------------------------------------------------------------------
Total from Investment Operations                         3.35      (1.51)      0.47         1.37
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                            (0.05)     (0.03)     (0.03)       (0.07)
----------------------------------------------------------------------------------------------------
  From net realized gains                                  --         --      (0.02)          --(c)
----------------------------------------------------------------------------------------------------
  Return of capital                                        --         --         --        (0.06)
----------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            (0.05)     (0.03)     (0.05)       (0.13)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                      15.42      12.12      13.66        13.24
----------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                  27.61     (11.07)      3.55(f)     11.38(f)(g)
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(h)                                            0.95       0.93       1.10         1.10(i)
----------------------------------------------------------------------------------------------------
  Net investment income(h)                               0.35       0.26       0.34         1.13(i)
----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                     --         --       0.48         1.31(i)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                12         21         15           26(g)
----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                   1,418        632        115          111

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)  Annualized.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

PURCHASE AND EXCHANGES SHOULD BE MADE FOR INVESTMENT PURPOSES ONLY. Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. Each Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in each Fund. However, as discussed below, each Fund cannot ensure that all such activity can be identified or terminated.

RIGHT TO REJECT OR RESTRICT ORDERS AND CLOSE ACCOUNTS. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when each Fund believes it is in its shareholders' best interest. In the event that each Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each Fund may also close the account of any shareholder who it believes is engaged or intends to engage in frequent trading.

LIMITATIONS ON THE ABILITY TO IDENTIFY OR TO TERMINATE FREQUENT TRADING. There is no guarantee that each Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The shares of each Fund are held in omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. Each Fund typically is not able to identify trading by a particular beneficial owner, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on each Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by each Fund and its agents are not anticipated to identify all frequent trading.

HOW THE FUNDS CALCULATE NET ASSET VALUE
Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

SHAREHOLDER INFORMATION

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES
The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial Small Cap Value Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Liberty Select Value Fund, Variable Series

                       LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2004

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
LIBERTY SELECT VALUE FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                       3
-----------------------------------------------------------------
THE FUNDS                                                       4
-----------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Colonial Small Cap Value Fund, Variable Series..............    4
Liberty Select Value Fund, Variable Series..................    8
TRUST MANAGEMENT ORGANIZATIONS                                 12
-----------------------------------------------------------------
The Trustees................................................   12
Investment Advisor..........................................   12
Portfolio Managers..........................................   12
Mixed and Shared Funding....................................   13
OTHER INVESTMENT STRATEGIES AND RISKS                          14
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           16
-----------------------------------------------------------------
SHAREHOLDER INFORMATION                                        18
-----------------------------------------------------------------
Purchases and Redemptions...................................   18
How the Funds Calculate Net Asset Value.....................   18
Dividends and Distributions.................................   19
Tax Consequences............................................   19
Other Class of Shares.......................................   19

                                   THE TRUST

Liberty Variable Investment Trust (Trust) includes ten separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund) and Liberty Select Value Fund, Variable Series (Select Value Fund). Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of Bank of America Corporation (Bank of America).

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Funds Distributor, Inc. (CFD). CFD is a direct wholly owned subsidiary of Columbia Management.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks. Small-cap stocks are stocks of companies with market capitalizations equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index ($3.1 billion as of March 31, 2004). When purchasing securities for the Fund, the Fund's investment advisor may choose securities of companies it believes are undervalued. The Fund may invest up to 10% of its assets in foreign securities.

             -------------------------------------------------------------------

              UNDERSTANDING VALUE INVESTING

              In managing the Fund, the advisor uses a value investing
              strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating
              performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.
             -------------------------------------------------------------------

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        6.34%     18.88%      9.30%                39.30%
                                                        -6.12%
                        1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +19.23%
                                                          Worst quarter: 3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                               5/19/98             39.30           12.56             8.33
-----------------------------------------------------------------------------------------------------
S&P 600/Barra Value Index (%)             N/A                 40.06           11.03             7.45(1)

(1)  Performance information is from May 31, 1998.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.41
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.21

(1) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, other expenses for Class A shares would be 0.30% and total annual fund operating expenses for Class A shares would be 1.10%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $123                  $384                   $665                   $1,466

                   LIBERTY SELECT VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests primarily in mid-capitalization (mid-cap) stocks.

In managing the Fund, the Fund's investment advisor uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.

Mid-cap stocks are stocks of mid-size companies that have market capitalizations similar in size to those companies in the Russell Midcap(R) Value Index. As of March 31, 2004, that index included companies with capitalizations between approximately $670.3 million and $17.7 billion. All market capitalizations are determined at the time of purchase.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Beginning in 2004, the Fund's benchmark was changed to the Russell Midcap(R) Value Index (Russell Index), an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Previously, the Fund's returns were compared to the Standard & Poor's MidCap 400 Index (S&P 400 Index), an unmanaged index that tracks the performance of middle-capitalization U.S. stocks. The advisor believes that the Russell Index, because of its greater emphasis on companies with lower-price-to book ratios and lower forecasted growth values, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year and for the life of the Fund periods are shown compared to the Russell Index, as well as the Fund's previous benchmark, the S&P 400 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        3.55%                27.61%
                                  -11.07%
                        2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 2003, +13.72%
                                                          Worst quarter: 3rd quarter 2002, -16.37%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                           LIFE OF
                                                     INCEPTION DATE         1 YEAR         THE FUND
Class A (%)                                             5/30/00             27.61            7.78
---------------------------------------------------------------------------------------------------
Russell Index (%)                                       N/A                 38.07           11.99(1)
---------------------------------------------------------------------------------------------------
S&P 400 Index (%)                                       N/A                 35.62            7.77(1)

(1)  Performance information is from May 30, 2000.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.70
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (%)                                         0.25
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.95

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $97                   $303                   $525                   $1,166

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, INC.
Columbia Management, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Management is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. Columbia Management is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of Bank of America. On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

Columbia Management determines which securities and other instruments are purchased and sold for the Funds. Columbia Management may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia Management or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia Management will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia Management also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2003 fiscal year, aggregate advisory fees paid to Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund:

Colonial Small Cap Value Fund, Variable
Series                                                   0.80%
Liberty Select Value Fund, Variable Series               0.70%

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

STEPHEN D. BARBARO, a vice president of Columbia Management, is the manager for the Small Cap Fund and has managed the Small Cap Fund since June, 2002. Mr. Barbaro has been associated with Columbia Management or its predecessors since 1976.

DANIEL K. CANTOR, a senior vice president of Columbia Management, is a co-manager for the Select Value Fund and has co-managed the Select Value Fund since August, 2000. Mr. Cantor has been associated with Columbia Management or its predecessors since 1985.

JEFFREY C. KINZEL, a senior vice president of Columbia Management, is a co-manager for the Select Value Fund and has co-managed the Select Value Fund since August, 2000. Mr. Kinzel has been associated with Columbia Management or its predecessors since 1991.

TRUST MANAGEMENT ORGANIZATIONS

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds--Principal Investment Strategies" and "The Funds--Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(Both Funds) A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(Both Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(Both Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(Both Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

OTHER INVESTMENT STRATEGIES AND RISKS

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(Both Funds) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report by writing to CFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)            10.48      11.56      10.73       9.12       8.59
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.07       0.02       0.02       0.07       0.02
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                4.03      (0.73)      0.98       1.65       0.52
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     4.10      (0.71)      1.00       1.72       0.54
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.03)     (0.01)     (0.02)     (0.05)     (0.01)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.32)     (0.36)     (0.15)     (0.06)        --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.35)     (0.37)     (0.17)     (0.11)     (0.01)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                  14.23      10.48      11.56      10.73       9.12
------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)(d)                           39.30      (6.12)      9.30      18.88       6.34
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA
  (%):
  Expenses(e)                                        1.10       1.10       1.10       1.07       1.00
------------------------------------------------------------------------------------------------------
  Net investment income(e)                           0.59       0.18       0.22       0.76       0.23
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.11       0.04       0.22       0.82       2.66
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            55        125         56         54         74
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              10,738      7,893      9,361      7,616      3,817

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

LIBERTY SELECT VALUE FUND, VARIABLE SERIES

                                                                                        PERIOD ENDED
                                                          YEAR ENDED DECEMBER 31,       DECEMBER 31,
                                                        2003       2002       2001        2000(A)
                                                       Class A    Class A    Class A      Class A
                                                       -------    -------    -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                12.12      13.66      13.24        12.00
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                               0.05       0.03       0.05         0.09
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                         3.30      (1.54)      0.42         1.28
----------------------------------------------------------------------------------------------------
Total from Investment Operations                         3.35      (1.51)      0.47         1.37
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                            (0.05)     (0.03)     (0.03)       (0.07)
----------------------------------------------------------------------------------------------------
  From net realized gains                                  --         --      (0.02)          --(c)
----------------------------------------------------------------------------------------------------
  Return of capital                                        --         --         --        (0.06)
----------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            (0.05)     (0.03)     (0.05)       (0.13)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                      15.42      12.12      13.66        13.24
----------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                  27.61     (11.07)      3.55(f)     11.38(f)(g)
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(h)                                            0.95       0.93       1.10         1.10(i)
----------------------------------------------------------------------------------------------------
  Net investment income(h)                               0.35       0.26       0.34         1.13(i)
----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                     --         --       0.48         1.31(i)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                12         21         15           26(g)
----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                   1,418        632        115          111

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)  Annualized.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

PURCHASE AND EXCHANGES SHOULD BE MADE FOR INVESTMENT PURPOSES ONLY. Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. Each Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in each Fund. However, as discussed below, each Fund cannot ensure that all such activity can be identified or terminated.

RIGHT TO REJECT OR RESTRICT ORDERS AND CLOSE ACCOUNTS. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when each Fund believes it is in its shareholders' best interest. In the event that each Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each Fund may also close the account of any shareholder who it believes is engaged or intends to engage in frequent trading.

LIMITATIONS ON THE ABILITY TO IDENTIFY OR TO TERMINATE FREQUENT TRADING. There is no guarantee that each Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The shares of each Fund are held in omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. Each Fund typically is not able to identify trading by a particular beneficial owner, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on each Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by each Fund and its agents are not anticipated to identify all frequent trading.

HOW THE FUNDS CALCULATE NET ASSET VALUE
Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

SHAREHOLDER INFORMATION

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES
The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial Small Cap Value Fund, Variable Series
Liberty Select Value Fund, Variable Series

                       LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2004

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                       3
-----------------------------------------------------------------
THE FUNDS                                                       4
-----------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Colonial Small Cap Value Fund, Variable Series..............    4
Colonial Strategic Income Fund, Variable Series.............    8
TRUST MANAGEMENT ORGANIZATIONS                                 12
-----------------------------------------------------------------
The Trustees................................................   12
Investment Advisor..........................................   12
Portfolio Managers..........................................   12
Mixed and Shared Funding....................................   12
OTHER INVESTMENT STRATEGIES AND RISKS                          13
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           15
-----------------------------------------------------------------
SHAREHOLDER INFORMATION                                        17
-----------------------------------------------------------------
Purchases and Redemptions...................................   17
How the Funds Calculate Net Asset Value.....................   17
Dividends and Distributions.................................   17
Tax Consequences............................................   17
Other Class of Shares.......................................   17

                                   THE TRUST

Liberty Variable Investment Trust (Trust) includes ten separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund) and Colonial Strategic Income Fund, Variable Series (Strategic Income Fund). Columbia Management Advisors, Inc. (Columbia Management) is the investment advisor to the Funds. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of Bank of America Corporation (Bank of America).

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Funds Distributor, Inc. (CFD). CFD is a direct wholly owned subsidiary of Columbia Management.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks. Small-cap stocks are stocks of companies with market capitalizations equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index ($3.1 billion as of March 31, 2004). When purchasing securities for the Fund, the Fund's investment advisor may choose securities of companies it believes are undervalued. The Fund may invest up to 10% of its assets in foreign securities.

             -------------------------------------------------------------------

              UNDERSTANDING VALUE INVESTING

              In managing the Fund, the advisor uses a value investing
              strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating
              performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.
             -------------------------------------------------------------------

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        6.34%     18.88%      9.30%                39.30%
                                                        -6.12%
                        1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +19.23%
                                                          Worst quarter: 3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                               5/19/98             39.30           12.56             8.33
-----------------------------------------------------------------------------------------------------
S&P 600/Barra Value Index (%)             N/A                 40.06           11.03             7.45(1)

(1)  Performance information is from May 31, 1998.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.41
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.21

(1) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, other expenses for Class A shares would be 0.30% and total annual fund operating expenses for Class A shares would be 1.10%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $123                  $384                   $665                   $1,466

                COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

     - debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S. government agencies;

     - debt securities issued by foreign governments and foreign companies, including securities issued in emerging market countries; and

     -  lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

     -  rated BB through D by Standard & Poor's;

     -  rated Ba through C by Moody's Investors Service, Inc.;

     -  comparably rated by another nationally recognized rating service; or

     -  unrated and believed by the advisor to be comparable in quality.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of mortgage-backed securities may be difficult to predict and result in greater volatility.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Lehman Brothers Government/Credit Bond Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       18.30%      9.83%      9.11%      6.03%      1.78%      0.16%      3.68%      8.41%     18.54%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +7.22%
                                                          Worst quarter: 2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                             LIFE OF
                                       INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                                7/5/94             18.54           6.32             7.93
-----------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)            N/A              4.67           6.66             7.84(1)

(1)  Performance information is from July 5, 1994.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (%)                                         0.15
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.80

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $82                   $255                   $444                    $990

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, INC.
Columbia Management, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Management is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. Columbia Management is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of Bank of America. On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

Columbia Management determines which securities and other instruments are purchased and sold for the Funds. Columbia Management may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia Management or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia Management will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia Management also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2003 fiscal year, aggregate advisory fees paid to Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund:

Colonial Small Cap Value Fund, Variable
Series                                                   0.80%
Colonial Strategic Income Fund, Variable
  Series                                                 0.65%

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

STEPHEN D. BARBARO, a vice president of Columbia Management, is the manager for the Small Cap Fund and has managed the Small Cap Fund since June, 2002. Mr. Barbaro has been associated with Columbia Management or its predecessors since 1976.

LAURA A. OSTRANDER, a senior vice president of Columbia Management, is the manager for the Strategic Income Fund and has managed or co-managed the Strategic Income Fund since September, 2000. Ms. Ostrander has been associated with Columbia Management or its predecessors since December, 1996.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds--Principal Investment Strategies" and "The Funds--Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Strategic Income Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Strategic Income Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(Both Funds) A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

OTHER INVESTMENT STRATEGIES AND RISKS

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(Both Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(Both Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(Both Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(Both Funds) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report by writing to CFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)            10.48      11.56      10.73       9.12       8.59
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.07       0.02       0.02       0.07       0.02
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                4.03      (0.73)      0.98       1.65       0.52
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     4.10      (0.71)      1.00       1.72       0.54
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.03)     (0.01)     (0.02)     (0.05)     (0.01)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.32)     (0.36)     (0.15)     (0.06)        --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.35)     (0.37)     (0.17)     (0.11)     (0.01)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                  14.23      10.48      11.56      10.73       9.12
------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)(d)                           39.30      (6.12)      9.30      18.88       6.34
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(e)                                        1.10       1.10       1.10       1.07       1.00
------------------------------------------------------------------------------------------------------
  Net investment income(e)                           0.59       0.18       0.22       0.76       0.23
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.11       0.04       0.22       0.82       2.66
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            55        125         56         54         74
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              10,738      7,893      9,361      7,616      3,817

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                   YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001           2000       1999
                                                   Class A    Class A    Class A        Class A    Class A
                                                   -------    -------    -------        -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)              8.90       8.92       9.43          10.44      11.08
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.62       0.65       0.81(b)        0.97       0.95
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                 1.03       0.10      (0.46)(b)      (0.96)     (0.75)
----------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.65       0.75       0.35           0.01       0.20
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                         (0.75)     (0.75)     (0.84)         (0.99)     (0.84)
----------------------------------------------------------------------------------------------------------
  Return of capital                                     --      (0.02)     (0.02)         (0.03)        --
----------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.75)     (0.77)     (0.86)         (1.02)     (0.84)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                    9.80       8.90       8.92           9.43      10.44
----------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                               18.54       8.41       3.68           0.16       1.78
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(e)                                         0.80       0.76       0.85           0.76       0.75
----------------------------------------------------------------------------------------------------------
  Net investment income(e)                            6.42       7.16       8.42(b)        9.36       8.57
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             61         62         62             31         35
----------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              109,894    106,415    123,041        143,629    170,702

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

PURCHASE AND EXCHANGES SHOULD BE MADE FOR INVESTMENT PURPOSES ONLY. Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. Each Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in each Fund. However, as discussed below, each Fund cannot ensure that all such activity can be identified or terminated.

RIGHT TO REJECT OR RESTRICT ORDERS AND CLOSE ACCOUNTS. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when each Fund believes it is in its shareholders' best interest. In the event that each Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each Fund may also close the account of any shareholder who it believes is engaged or intends to engage in frequent trading.

LIMITATIONS ON THE ABILITY TO IDENTIFY OR TO TERMINATE FREQUENT TRADING. There is no guarantee that each Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The shares of each Fund are held in omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. Each Fund typically is not able to identify trading by a particular beneficial owner, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on each Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by each Fund and its agents are not anticipated to identify all frequent trading.

HOW THE FUNDS CALCULATE NET ASSET VALUE
Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

SHAREHOLDER INFORMATION

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES
The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial Small Cap Value Fund, Variable Series
Colonial Strategic Income Fund, Variable Series

                       LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2004

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
LIBERTY EQUITY FUND, VARIABLE SERIES

CLASS A AND B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                       3
-----------------------------------------------------------------
THE FUNDS                                                       4
-----------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Colonial Small Cap Value Fund, Variable Series..............    4
Liberty Equity Fund, Variable Series........................    8
TRUST MANAGEMENT ORGANIZATIONS                                 12
-----------------------------------------------------------------
The Trustees................................................   12
Investment Advisor..........................................   12
Portfolio Managers..........................................   12
Rule 12b-1 Plan.............................................   13
Mixed and Shared Funding....................................   13
OTHER INVESTMENT STRATEGIES AND RISKS                          14
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           16
-----------------------------------------------------------------
SHAREHOLDER INFORMATION                                        18
-----------------------------------------------------------------
Purchases and Redemptions...................................   18
How the Funds Calculate Net Asset Value.....................   18
Dividends and Distributions.................................   19
Tax Consequences............................................   19
Other Classes of Shares.....................................   19

                                   THE TRUST

Liberty Variable Investment Trust (Trust) includes ten separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund) and Liberty Equity Fund, Variable Series (Equity Fund). Columbia Management Advisors, Inc. (Columbia Management) is the investment advisor to the Funds. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of Bank of America Corporation (Bank of America).

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares for the Equity Fund, and only Class B shares for the Small Cap Fund.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Funds Distributor, Inc. (CFD). CFD is a direct wholly owned subsidiary of Columbia Management.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks. Small-cap stocks are stocks of companies with market capitalizations equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index ($3.1 billion as of March 31, 2004). When purchasing securities for the Fund, the Fund's investment advisor may choose securities of companies it believes are undervalued. The Fund may invest up to 10% of its assets in foreign securities.

             -------------------------------------------------------------------

              UNDERSTANDING VALUE INVESTING

              In managing the Fund, the advisor uses a value investing
              strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating
              performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.
             -------------------------------------------------------------------

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                        6.34%     18.88%      9.20%                39.34%
                                                        -6.14%
                        1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +19.36%
                                                          Worst quarter: 3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                39.34           12.54(1)          8.31(1)
--------------------------------------------------------------------------------------------------
S&P 600/Barra Value Index (%)                              40.06           11.03             7.45(2)

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of share. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 19, 1998, and Class B shares were initially offered on June 1, 2000.

(2)  Performance information is from May 31, 1998.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.41
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.46

(1) The Fund's advisor and distributor have voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.00%, other expenses for Class B shares would be 0.30% and total annual fund operating expenses for Class B shares would be 1.10%. This arrangement may be modified or terminated by the advisor or distributor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $149                  $462                   $797                   $1,746

                      LIBERTY EQUITY FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing in companies that the Fund's investment advisor believes have above-average earnings potential.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broadly diversified portfolio of equity securities issued by U.S. companies, primarily common stocks and securities that can be converted into common stocks.

The Fund invests mainly in companies which the advisor believes will have faster earnings growth than the economy in general. The advisor looks for large-capitalization (large-cap) companies (generally over $2 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The advisor seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.

From time to time, the Fund may emphasize particular market sectors, such as financial services, health care and technology, in attempting to achieve its investment goal.

The Fund may sell a security when there is an adverse change in the projected earnings growth of the company issuing the security. A security may also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS LIBERTY EQUITY FUND, VARIABLE SERIES

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY EQUITY FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A) (1)

                                  (BAR CHART)

                        3.47%     26.75%     21.49%     27.74%     23.52%     27.18%                                      24.14%
                                                                                         -1.82%     -18.17%    -27.64%
                        1994       1995       1996       1997       1998       1999       2000       2001       2002       2003



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +25.67%
                                                          Worst quarter: 3rd quarter 2002, -18.19%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003 (1)

                                                           1 YEAR         5 YEARS         10 YEARS
Class A (%)                                                24.14           -1.70            8.72
--------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                          28.68           -0.57           11.07

(1) The returns of Class A shares of the Fund include the returns of shares of the Galaxy VIP Equity Fund, the predecessor to the Fund, for periods prior to April 14, 2003. The Galaxy VIP Equity Fund shares were initially offered on January 11, 1993 and Class A shares of the Fund were initially offered on April 14, 2003.

THE FUNDS LIBERTY EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1)(2) (%)                                  0.82
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (3)(4) (%)                                  0.14
-----------------------------------------------------------------
Total annual fund operating expenses (3) (%)               0.96

(1)  The Fund pays a management fee of 0.75% and an administrative fee of 0.07%.

(2) Management fee has been restated to reflect contractual changes to the administration fee for the Fund effective November 1, 2003.

(3) The Fund's advisor has voluntarily agreed to waive 0.02% of other expenses. If this waiver were reflected in the table, other expenses for Class A shares would be 0.12% and total annual fund operating expenses for Class A shares would be 0.94%. This arrangement may be modified or terminated by the advisor at any time.

(4) Other expenses have been restated to reflect current contractual rates in effect.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $98                   $306                   $531                   $1,178

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, INC.
Columbia Management, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Management is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. Columbia Management is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of Bank of America. On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

Columbia Management determines which securities and other instruments are purchased and sold for the Funds. Columbia Management may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia Management or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia Management will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia Management also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2003 fiscal year, aggregate advisory fees paid to Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund:

Colonial Small Cap Value Fund, Variable
  Series                                                 0.80%
Liberty Equity Fund, Variable Series                     0.74%

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

STEPHEN D. BARBARO, a vice president of Columbia Management, is the manager for the Small Cap Fund and has managed the Small Cap Fund since June, 2002. Mr. Barbaro has been associated with Columbia Management or its predecessors since 1976.

PAUL J. BERLINGUET, co-head of the Large-Cap Growth Team of Columbia Management, is a co-manager for the Equity Fund and has co-managed the Equity Fund since October, 2003. Mr. Berlinguet has been associated with Columbia Management since October, 2003. Prior to joining Columbia Management in October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds. Prior to joining John Hancock Funds in April, 2001, Mr. Berlinguet was head of the Global Investment Team and a large-cap growth portfolio manager at Baring Asset Management.

EDWARD HICKEY, a vice president of Columbia Management, is a co-manager for the Equity Fund and has co-managed the Equity Fund since October, 2003. Mr. Hickey has been associated with Columbia Management or its predecessors since November, 1998.

TRUST MANAGEMENT ORGANIZATIONS

RULE 12B-1 PLAN
--------------------------------------------------------------------------------
The Small Cap Fund has adopted a plan under Rule 12b-1 that permits it to pay CFD marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for Class B shares. Distribution fees are paid out of the assets attributable to the Class B shares. The distributor has voluntarily agreed to waive a portion of the Class B distribution fee to the extent necessary to limit the Class B expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses, incurred by the Small Cap Fund to the following annual rate (as a percentage of Class B's average daily net assets):

Small Cap Fund                                              1.10%

If, after reimbursing the distribution fee, Class B expenses are above the expense limit, Columbia Management will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit.

Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds--Principal Investment Strategies" and "The Funds--Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(Both Funds) A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(Both Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(Both Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(Both Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

OTHER INVESTMENT STRATEGIES AND RISKS

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(Both Funds) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(Equity Fund) The Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information, except as noted below, has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. The information for the Equity Fund for the years ended December 31, 2002, 2001, 2000 and 1999 is included in that Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by writing to CFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                                          PERIOD ENDED
                                                      YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                 2003          2002          2001           2000(A)
                                                Class B       Class B       Class B         Class B
                                                -------       -------       -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)         10.47         11.55         10.73            9.21
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                        0.07          0.02          0.02            0.06
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency             4.03         (0.73)         0.97            1.57
------------------------------------------------------------------------------------------------------
Total from Investment Operations                  4.10         (0.71)         0.99            1.63
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                     (0.03)        (0.01)        (0.02)          (0.05)
------------------------------------------------------------------------------------------------------
  From net realized gains                        (0.32)        (0.36)        (0.15)          (0.06)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders     (0.35)        (0.37)        (0.17)          (0.11)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)               14.22         10.47         11.55           10.73
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                        39.34         (6.14)         9.20           17.72(f)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL
  DATA (%):
  Expenses(g)                                     1.10          1.10          1.10            1.10(h)
------------------------------------------------------------------------------------------------------
  Net investment income(g)                        0.54          0.18          0.22            1.01(h)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                            0.36          0.29          0.47            1.07(h)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         55           125            56              54
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)           58,730        12,080         9,020           3,469

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY EQUITY FUND, VARIABLE SERIES (A)

                                                                YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000      1999
                                                   Class A    Class A    Class A    Class A   Class A
                                                   -------    -------    -------    -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)            11.56      16.02      19.81       22.21     19.20
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)                       0.03(b)    0.03         --(c)    (0.02)    (0.02)
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                     2.76      (4.46)     (3.58)      (0.37)     5.05
-----------------------------------------------------------------------------------------------------
Total from Investment Operations                     2.79      (4.43)     (3.58)      (0.39)     5.03
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.05)     (0.03)        --          --        --
-----------------------------------------------------------------------------------------------------
  From net realized gains                              --         --      (0.21)      (2.01)    (2.02)
-----------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.05)     (0.03)     (0.21)      (2.01)    (2.02)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                  14.30      11.56      16.02       19.81     22.21
-----------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                              24.14(f)  (27.64)    (18.17)      (1.82)    27.18
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA
  (%):
  Expenses(g)                                        1.01       1.09       1.02        0.98      0.96
-----------------------------------------------------------------------------------------------------
  Net investment income (loss)(g)                    0.33       0.18       0.00       (0.11)    (0.11)
-----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.03         --         --          --        --
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            46         35         51          54        60
-----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              44,049     43,603     79,813     120,712   119,799

(a) The information shown in this table, for the periods prior to April 14, 2003, relates to shares of the Galaxy VIP Equity Fund, the predecessor to the Liberty Equity Fund, Variable Series.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

PURCHASE AND EXCHANGES SHOULD BE MADE FOR INVESTMENT PURPOSES ONLY. Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. Each Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in each Fund. However, as discussed below, each Fund cannot ensure that all such activity can be identified or terminated.

RIGHT TO REJECT OR RESTRICT ORDERS AND CLOSE ACCOUNTS. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when each Fund believes it is in its shareholders' best interest. In the event that each Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each Fund may also close the account of any shareholder who it believes is engaged or intends to engage in frequent trading.

LIMITATIONS ON THE ABILITY TO IDENTIFY OR TO TERMINATE FREQUENT TRADING. There is no guarantee that each Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The shares of each Fund are held in omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. Each Fund typically is not able to identify trading by a particular beneficial owner, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on each Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by each Fund and its agents are not anticipated to identify all frequent trading.

HOW THE FUNDS CALCULATE NET ASSET VALUE
Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

SHAREHOLDER INFORMATION

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASSES OF SHARES
The Equity Fund also offers an additional class of shares, Class B shares. The Small Cap Fund also offers an additional class of shares, Class A shares. These classes of shares are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial Small Cap Value Fund, Variable Series
Liberty Equity Fund, Variable Series

                       LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2004

COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES
LIBERTY EQUITY FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                       3
-----------------------------------------------------------------
THE FUNDS                                                       4
-----------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Columbia High Yield Fund, Variable Series...................    4
Columbia Real Estate Equity Fund, Variable Series...........    8
Liberty Equity Fund, Variable Series........................   12
TRUST MANAGEMENT ORGANIZATIONS                                 16
-----------------------------------------------------------------
The Trustees................................................   16
Investment Advisor..........................................   16
Portfolio Managers..........................................   16
Mixed and Shared Funding....................................   17
OTHER INVESTMENT STRATEGIES AND RISKS                          18
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           20
-----------------------------------------------------------------
SHAREHOLDER INFORMATION                                        23
-----------------------------------------------------------------
Purchases and Redemptions...................................   23
How the Funds Calculate Net Asset Value.....................   23
Dividends and Distributions.................................   24
Tax Consequences............................................   24
Other Class of Shares.......................................   24

                                   THE TRUST

Liberty Variable Investment Trust (Trust) includes ten separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Columbia High Yield Fund, Variable Series (High Yield Fund), Columbia Real Estate Equity Fund, Variable Series (Real Estate Fund) and Liberty Equity Fund, Variable Series (Equity Fund). Columbia Management Advisors, Inc. (Columbia Management) is the investment advisor to the Funds. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of Bank of America Corporation (Bank of America).

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Funds Distributor, Inc. (CFD). CFD is a direct wholly owned subsidiary of Columbia Management.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                   COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yielding corporate debt securities, such as bonds, debentures and notes, that are rated below investment grade, i.e., BB or lower by Standard & Poor's (S&P), Ba or lower by Moody's Investors Service, Inc. (Moody's), or unrated securities which the Fund's investment advisor has determined to be of comparable quality. Such lower rated securities are commonly referred to as "junk bonds." The Fund invests primarily in lower-rated securities that are considered to be "upper tier," which means securities that are rated BB or B by S&P or Ba or B by Moody's. No more than 10% of the Fund's total assets will normally be invested in securities rated CCC or lower by S&P or Caa or lower by Moody's.

While credit ratings are an important factor in evaluating lower-rated securities, the advisor also considers a variety of other factors when selecting portfolio securities for the Fund. These factors may include the issuer's experience and managerial strength, its changing financial condition, its borrowing requirements and debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Because of the number of considerations involved in investing in lower-rated debt securities, the success of the Fund in achieving its investment goals may be more dependent upon the advisor's credit analysis than would be the case if the Fund invested in higher-quality debt securities.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the advisor's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Merrill Lynch U.S. High Yield, Cash Pay Only Index (Merrill Lynch High Yield Index), an unmanaged index of non-investment-grade corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A) (1)

                                  (BAR CHART)

                        0.56%      3.66%      6.18%      2.74%     12.37%
                        1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 1st quarter 2001, +4.60%
                                                          Worst quarter: 3rd quarter 1999, -1.71%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003 (1)

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class A (%)                                                12.37           5.03             5.95
--------------------------------------------------------------------------------------------------
Merrill Lynch High Yield Index (%)                         27.23           5.47             5.00(2)

(1) The returns of Class A shares of the Fund include the returns of shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. The Galaxy VIP Columbia High Yield Fund II shares were initially offered on March 3, 1998 and Class A shares of the Fund were initially offered on April 14, 2003.

(2)  Performance information is from March 3, 1998.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.31
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               0.91

(1) Management fee has been restated to reflect the discontinuance of the administration fee for the Fund effective November 1, 2003.

(2) The Fund's advisor has voluntarily agreed to waive 0.27% of other expenses. If this waiver were reflected in the table, other expenses for Class A shares would be 0.04% and total annual fund operating expenses for Class A shares would be 0.64%. This arrangement may be modified or terminated by the advisor at any time.

(3) Other expenses have been restated to reflect current contractual rates in effect.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $ 93                 $  290                 $  504                  $1,120

               COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks, with equal emphasis, capital appreciation and above-average current income by investing primarily in the equity securities of companies in the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities, primarily common stocks, of companies principally engaged in the real estate industry, primarily real estate investment trusts (REITs). The Fund invests primarily in the securities of U.S. companies.

In selecting portfolio securities for the Fund, the Fund's investment advisor focuses on total return, with an emphasis on growth companies that offer both a strong balance sheet and a dividend yield exceeding that of the Standard & Poor's 500 Index (S&P 500 Index). The Fund's holdings are diversified across several geographic regions and types of real estate.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

The Fund may invest in real estate investment trusts (REITs). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

Real estate securities generally. Although the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, changes in neighborhood values, and changes in interest rates. These risks may be more significant to the extent that the Fund's investments are concentrated in a particular geographic region.

Concentration risk. Because the Fund normally invests at least 80% of its assets in companies principally engaged in the real estate industry, it will be significantly more vulnerable to factors adversely affecting that industry than funds that invest in a broader range of industries.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of broad measures of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the National Association of Real Estate Investment Trusts Index (NAREIT Index), an unmanaged index that reflects performance of all publicly traded equity REITs. The Fund's returns are also compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A) (1)

                                  (BAR CHART)

                                  28.57%      4.68%      2.57%     33.69%
                       -4.13%
                        1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +11.63%
                                                          Worst quarter: 3rd quarter 2002, -10.52%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003 (1)

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class A (%)                                                33.69           12.09            8.39
--------------------------------------------------------------------------------------------------
NAREIT Index (%)                                           37.13           14.35            8.95(2)
--------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                          28.68           -0.57            2.42(3)

(1) The returns of Class A shares of the Fund include the returns of shares of the Galaxy VIP Columbia Real Estate Equity Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. The Galaxy VIP Columbia Real Estate Equity Fund II shares were initially offered on March 3, 1998 and Class A shares of the Fund were initially offered on April 14, 2003.

(2)  Performance information is from February 28, 1998.

(3)  Performance information is from March 3, 1998.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.84
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  2.94
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               3.78

(1)  The Fund pays a management fee of 0.75% and an administration fee of 0.09%.

(2) The Fund's advisor has voluntarily agreed to waive 0.90% of other expenses. If this waiver were reflected in the table, other expenses for Class A shares would be 2.04% and total annual fund operating expenses for Class A shares would be 2.88%. This arrangement may be modified or terminated by the advisor at any time.

(3) Other expenses have been restated to reflect current contractual rates in effect.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $380                 $1,155                 $1,948                  $4,019

                      LIBERTY EQUITY FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing in companies that the Fund's investment advisor believes have above-average earnings potential.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broadly diversified portfolio of equity securities issued by U.S. companies, primarily common stocks and securities that can be converted into common stocks.

The Fund invests mainly in companies which the advisor believes will have faster earnings growth than the economy in general. The advisor looks for large-capitalization (large-cap) companies (generally over $2 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The advisor seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.

From time to time, the Fund may emphasize particular market sectors, such as financial services, health care and technology, in attempting to achieve its investment goal.

The Fund may sell a security when there is an adverse change in the projected earnings growth of the company issuing the security. A security may also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS LIBERTY EQUITY FUND, VARIABLE SERIES

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY EQUITY FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A) (1)

                                  (BAR CHART)

                        3.47%     26.75%     21.49%     27.74%     23.52%     27.18%                                      24.14%
                                                                                         -1.82%     -18.17%    -27.64%
                        1994       1995       1996       1997       1998       1999       2000       2001       2002       2003



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +25.67%
                                                          Worst quarter: 3rd quarter 2002, -18.19%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003 (1)

                                                           1 YEAR         5 YEARS         10 YEARS
Class A (%)                                                24.14           -1.70            8.72
--------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                          28.68           -0.57           11.07

(1) The returns of Class A shares of the Fund include the returns of shares of the Galaxy VIP Equity Fund, the predecessor to the Fund, for periods prior to April 14, 2003. The Galaxy VIP Equity Fund shares were initially offered on January 11, 1993 and Class A shares of the Fund were initially offered on April 14, 2003.

THE FUNDS LIBERTY EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1)(2) (%)                                  0.82
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (3)(4) (%)                                  0.14
-----------------------------------------------------------------
Total annual fund operating expenses (3) (%)               0.96

(1)  The Fund pays a management fee of 0.75% and an administrative fee of 0.07%.

(2) Management fee has been restated to reflect contractual changes to the administration fee for the Fund effective November 1, 2003.

(3) The Fund's advisor has voluntarily agreed to waive 0.02% of other expenses. If this waiver were reflected in the table, other expenses for Class A shares would be 0.12% and total annual fund operating expenses for Class A shares would be 0.94%. This arrangement may be modified or terminated by the advisor at any time.

(4) Other expenses have been restated to reflect current contractual rates in effect.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $98                   $306                   $531                   $1,178

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, INC.
Columbia Management, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Management is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. Columbia Management is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of Bank of America. On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

Columbia Management determines which securities and other instruments are purchased and sold for the Funds. Columbia Management may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia Management or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia Management will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia Management also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2003 fiscal year, aggregate advisory fees paid to Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund:

Columbia High Yield Fund, Variable Series                0.60%
Columbia Real Estate Equity Fund, Variable
  Series                                                 0.75%
Liberty Equity Fund, Variable Series                     0.74%

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

JEFFREY L. RIPPEY, a senior vice president of Columbia Management, is the manager for the High Yield Fund and has managed or co-managed the High Yield Fund since it commenced operations in April, 2003. Mr. Rippey managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since it commenced operations in March, 1998. Mr. Rippey has been associated with Columbia Management or its predecessors since 1981.

DAVID W. JELLISON, a vice president of Columbia Management, is the manager for the Real Estate Fund and has managed the Real Estate Fund since it commenced operation in April, 2003. Mr. Jellison managed the Galaxy VIP Columbia Real Estate Equity Fund II, the predecessor to the Real Estate Fund, since it commenced operations in March, 1998. Mr. Jellison has been associated with Columbia Management or its predecessors since 1992.

PAUL J. BERLINGUET, co-head of the Large-Cap Growth Team of Columbia Management, is a co-manager for the Equity Fund and has co-managed the Equity Fund since October, 2003. Mr. Berlinguet has been associated with Columbia Management since October, 2003. Prior to joining Columbia Management in October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds. Prior to joining John Hancock Funds in April, 2001, Mr. Berlinguet was head of the Global Investment Team and a large-cap growth portfolio manager at Baring Asset Management.

TRUST MANAGEMENT ORGANIZATIONS

EDWARD HICKEY, a vice president of Columbia Management, is a co-manager for the Equity Fund and has co-managed the Equity Fund since October, 2003. Mr. Hickey has been associated with Columbia Management or its predecessors since November, 1998.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds--Principal Investment Strategies" and "The Funds--Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

OTHER INVESTMENT STRATEGIES AND RISKS

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information, except as noted below, has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. The information for the years ended December 31, 2002, 2001, 2000 and 1999 is included in those financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by writing to CFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLUMBIA HIGH YIELD FUND, VARIABLE SERIES(A)

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             8.96       9.29       9.35       9.70      10.36
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                              0.56(b)    0.59       0.64(c)    0.69       0.70
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                0.52      (0.35)     (0.07)(c)  (0.35)     (0.65)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     1.08       0.24       0.57       0.34       0.05
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.60)     (0.57)     (0.63)     (0.69)     (0.70)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.02)        --         --         --      (0.01)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.62)     (0.57)     (0.63)     (0.69)     (0.71)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   9.42       8.96       9.29       9.35       9.70
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                           12.37       2.74       6.18       3.66       0.56
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(g)                                        0.77       1.68       1.60       1.60       1.60
------------------------------------------------------------------------------------------------------
  Net investment income(g)                           6.06       6.46       6.89(c)    7.29       7.00
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.36       1.68       1.63       1.58       1.29
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           112         49         54         46         35
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              12,132      2,197      2,421      2,188      2,403

(a) The information shown in this table for the periods prior to April 14, 2003, relates to shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Columbia High Yield Fund, Variable Series.

(b) Per share data was calculated using average shares outstanding during the period.

(c) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 (which is reflected in the amounts shown above) on the net investment income per share, the net realized and unrealized gain
    (loss) per share and the ratio of net investment income to average net assets is $0.01, $(0.01), and 0.25%, respectively.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES (A)

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             9.64      10.11       9.96       8.08       8.78
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                              0.11(b)    0.40       0.38       0.41       0.38
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                     3.12      (0.14)      0.07       1.86      (0.74)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     3.23       0.26       0.45       2.27      (0.36)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.11)     (0.32)     (0.30)     (0.38)     (0.34)
------------------------------------------------------------------------------------------------------
  In excess of net investment income                   --         --         --      (0.01)        --
------------------------------------------------------------------------------------------------------
  From net realized gains                           (1.80)     (0.41)        --         --         --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (1.91)     (0.73)     (0.30)     (0.39)     (0.34)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                  10.96       9.64      10.11       9.96       8.08
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                           33.69       2.57       4.68      28.57      (4.13)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                        2.59       1.78       1.70       1.70       1.70
------------------------------------------------------------------------------------------------------
  Net investment income(f)                           1.05       3.68       3.81       4.39       4.84
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.67       5.85       4.29       4.06       4.21
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           152         98         54         41         33
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                 914        979      1,112      1,092        983

(a) The information shown in this table, for the periods prior to April 14, 2003, relates to shares of the Galaxy VIP Real Estate Equity Fund II, the predecessor to the Columbia Real Estate Equity Fund, Variable Series.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

LIBERTY EQUITY FUND, VARIABLE SERIES (A)

                                                                YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000      1999
                                                   Class A    Class A    Class A    Class A   Class A
                                                   -------    -------    -------    -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)            11.56      16.02      19.81       22.21     19.20
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)                       0.03(b)    0.03         --(c)    (0.02)    (0.02)
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                     2.76      (4.46)     (3.58)      (0.37)     5.05
-----------------------------------------------------------------------------------------------------
Total from Investment Operations                     2.79      (4.43)     (3.58)      (0.39)     5.03
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.05)     (0.03)        --          --        --
-----------------------------------------------------------------------------------------------------
  From net realized gains                              --         --      (0.21)      (2.01)    (2.02)
-----------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.05)     (0.03)     (0.21)      (2.01)    (2.02)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                  14.30      11.56      16.02       19.81     22.21
-----------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                              24.14(f)  (27.64)    (18.17)      (1.82)    27.18
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA
  (%):
  Expenses(g)                                        1.01       1.09       1.02        0.98      0.96
-----------------------------------------------------------------------------------------------------
  Net investment income (loss)(g)                    0.33       0.18       0.00       (0.11)    (0.11)
-----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.03         --         --          --        --
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            46         35         51          54        60
-----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              44,049     43,603     79,813     120,712   119,799

(a) The information shown in this table, for the periods prior to April 14, 2003, relates to shares of the Galaxy VIP Equity Fund, the predecessor to the Liberty Equity Fund, Variable Series.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

PURCHASE AND EXCHANGES SHOULD BE MADE FOR INVESTMENT PURPOSES ONLY. Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. Each Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in each Fund. However, as discussed below, each Fund cannot ensure that all such activity can be identified or terminated.

RIGHT TO REJECT OR RESTRICT ORDERS AND CLOSE ACCOUNTS. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when each Fund believes it is in its shareholders' best interest. In the event that each Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each Fund may also close the account of any shareholder who it believes is engaged or intends to engage in frequent trading.

LIMITATIONS ON THE ABILITY TO IDENTIFY OR TO TERMINATE FREQUENT TRADING. There is no guarantee that each Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The shares of each Fund are held in omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. Each Fund typically is not able to identify trading by a particular beneficial owner, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on each Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by each Fund and its agents are not anticipated to identify all frequent trading.

HOW THE FUNDS CALCULATE NET ASSET VALUE
Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

SHAREHOLDER INFORMATION

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES
The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Columbia High Yield Fund, Variable Series
Columbia Real Estate Equity Fund, Variable Series
Liberty Equity Fund, Variable Series

                       LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2004

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
LIBERTY EQUITY FUND, VARIABLE SERIES

CLASS A AND B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                       3
-----------------------------------------------------------------
THE FUNDS                                                       4
-----------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Colonial Small Cap Value Fund, Variable Series..............    4
Columbia High Yield Fund, Variable Series...................    8
Liberty Equity Fund, Variable Series........................   12
TRUST MANAGEMENT ORGANIZATIONS                                 16
-----------------------------------------------------------------
The Trustees................................................   16
Investment Advisor..........................................   16
Portfolio Managers..........................................   16
Rule 12b-1 Plan.............................................   17
Mixed and Shared Funding....................................   17
OTHER INVESTMENT STRATEGIES AND RISKS                          18
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           20
-----------------------------------------------------------------
SHAREHOLDER INFORMATION                                        23
-----------------------------------------------------------------
Purchases and Redemptions...................................   23
How the Funds Calculate Net Asset Value.....................   23
Dividends and Distributions.................................   24
Tax Consequences............................................   24
Other Classes of Shares.....................................   24

                                   THE TRUST

Liberty Variable Investment Trust (Trust) includes ten separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund), Columbia High Yield Fund, Variable Series (High Yield Fund) and Liberty Equity Fund, Variable Series (Equity Fund). Columbia Management Advisors, Inc. (Columbia Management) is the investment advisor to the Funds. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of Bank of America Corporation (Bank of America).

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares for the High Yield Fund and Equity Fund, and only Class B shares for the Small Cap Fund.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Funds Distributor, Inc. (CFD). CFD is a direct wholly owned subsidiary of Columbia Management.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks. Small-cap stocks are stocks of companies with market capitalizations equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index ($3.1 billion as of March 31, 2004). When purchasing securities for the Fund, the Fund's investment advisor may choose securities of companies it believes are undervalued. The Fund may invest up to 10% of its assets in foreign securities.

             -------------------------------------------------------------------

              UNDERSTANDING VALUE INVESTING

              In managing the Fund, the advisor uses a value investing
              strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating
              performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.
             -------------------------------------------------------------------

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                        6.34%     18.88%      9.20%                39.34%
                                                        -6.14%
                        1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +19.36%
                                                          Worst quarter: 3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                39.34           12.54(1)          8.31(1)
--------------------------------------------------------------------------------------------------
S&P 600/Barra Value Index (%)                              40.06           11.03             7.45(2)

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of share. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 19, 1998, and Class B shares were initially offered on June 1, 2000.

(2)  Performance information is from May 31, 1998.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.41
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.46

(1) The Fund's advisor and distributor have voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.00%, other expenses for Class B shares would be 0.30% and total annual fund operating expenses for Class B shares would be 1.10%. This arrangement may be modified or terminated by the advisor or distributor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $149                  $462                   $797                   $1,746

                   COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yielding corporate debt securities, such as bonds, debentures and notes, that are rated below investment grade, i.e., BB or lower by Standard & Poor's (S&P), Ba or lower by Moody's Investors Service, Inc. (Moody's), or unrated securities which the Fund's investment advisor has determined to be of comparable quality. Such lower rated securities are commonly referred to as "junk bonds." The Fund invests primarily in lower-rated securities that are considered to be "upper tier," which means securities that are rated BB or B by S&P or Ba or B by Moody's. No more than 10% of the Fund's total assets will normally be invested in securities rated CCC or lower by S&P or Caa or lower by Moody's.

While credit ratings are an important factor in evaluating lower-rated securities, the advisor also considers a variety of other factors when selecting portfolio securities for the Fund. These factors may include the issuer's experience and managerial strength, its changing financial condition, its borrowing requirements and debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Because of the number of considerations involved in investing in lower-rated debt securities, the success of the Fund in achieving its investment goals may be more dependent upon the advisor's credit analysis than would be the case if the Fund invested in higher-quality debt securities.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the advisor's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Merrill Lynch U.S. High Yield, Cash Pay Only Index (Merrill Lynch High Yield Index), an unmanaged index of non-investment-grade corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A) (1)

                                  (BAR CHART)

                        0.56%      3.66%      6.18%      2.74%     12.37%
                        1999       2000       2001       2002       2003

                                                          For the periods shown in bar chart:
                                                          Best quarter: 1st quarter 2001, +4.60%
                                                          Worst quarter: 3rd quarter 1999, -1.71%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003 (1)

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class A (%)                                                12.37           5.03             5.95
--------------------------------------------------------------------------------------------------
Merrill Lynch High Yield Index (%)                         27.23           5.47             5.00(2)

(1) The returns of Class A shares of the Fund include the returns of shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. The Galaxy VIP Columbia High Yield Fund II shares were initially offered on March 3, 1998 and Class A shares of the Fund were initially offered on April 14, 2003.

(2)  Performance information is from March 3, 1998.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.31
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               0.91

(1) Management fee has been restated to reflect the discontinuance of the administration fee for the Fund effective November 1, 2003.

(2) The Fund's advisor has voluntarily agreed to waive 0.27% of other expenses. If this waiver were reflected in the table, other expenses for Class A shares would be 0.04% and total annual fund operating expenses for Class A shares would be 0.64%. This arrangement may be modified or terminated by the advisor at any time.

(3) Other expenses have been restated to reflect current contractual rates in effect.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $ 93                 $  290                 $  504                  $1,120

                      LIBERTY EQUITY FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing in companies that the Fund's investment advisor believes have above-average earnings potential.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broadly diversified portfolio of equity securities issued by U.S. companies, primarily common stocks and securities that can be converted into common stocks.

The Fund invests mainly in companies which the advisor believes will have faster earnings growth than the economy in general. The advisor looks for large-capitalization (large-cap) companies (generally over $2 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The advisor seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.

From time to time, the Fund may emphasize particular market sectors, such as financial services, health care and technology, in attempting to achieve its investment goal.

The Fund may sell a security when there is an adverse change in the projected earnings growth of the company issuing the security. A security may also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS LIBERTY EQUITY FUND, VARIABLE SERIES

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY EQUITY FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A) (1)

                                  (BAR CHART)

                        3.47%     26.75%     21.49%     27.74%     23.52%     27.18%                                      24.14%
                                                                                         -1.82%     -18.17%    -27.64%
                        1994       1995       1996       1997       1998       1999       2000       2001       2002       2003



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +25.67%
                                                          Worst quarter: 3rd quarter 2002, -18.19%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003 (1)

                                                           1 YEAR         5 YEARS         10 YEARS
Class A (%)                                                24.14           -1.70            8.72
--------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                          28.68           -0.57           11.07

(1) The returns of Class A shares of the Fund include the returns of shares of the Galaxy VIP Equity Fund, the predecessor to the Fund, for periods prior to April 14, 2003. The Galaxy VIP Equity Fund shares were initially offered on January 11, 1993 and Class A shares of the Fund were initially offered on April 14, 2003.

THE FUNDS LIBERTY EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1)(2) (%)                                  0.82
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (3)(4) (%)                                  0.14
-----------------------------------------------------------------
Total annual fund operating expenses (3) (%)               0.96

(1)  The Fund pays a management fee of 0.75% and an administrative fee of 0.07%.

(2) Management fee has been restated to reflect contractual changes to the administration fee for the Fund effective November 1, 2003.

(3) The Fund's advisor has voluntarily agreed to waive 0.02% of other expenses. If this waiver were reflected in the table, other expenses for Class A shares would be 0.12% and total annual fund operating expenses for Class A shares would be 0.94%. This arrangement may be modified or terminated by the advisor at any time.

(4) Other expenses have been restated to reflect current contractual rates in effect.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $98                   $306                   $531                   $1,178

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, INC.
Columbia Management, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Management is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. Columbia Management is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of Bank of America. On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

Columbia Management determines which securities and other instruments are purchased and sold for the Funds. Columbia Management may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia Management or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia Management will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia Management also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2003 fiscal year, aggregate advisory fees paid to Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund:

Colonial Small Cap Value Fund, Variable
Series                                                   0.80%
Columbia High Yield Fund, Variable Series                0.60%
Liberty Equity Fund, Variable Series                     0.74%

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

STEPHEN D. BARBARO, a vice president of Columbia Management, is the manager for the Small Cap Fund and has managed the Small Cap Fund since June, 2002. Mr. Barbaro has been associated with Columbia Management or its predecessors since 1976.

JEFFREY L. RIPPEY, a senior vice president of Columbia Management, is the manager for the High Yield Fund and has managed or co-managed the High Yield Fund since it commenced operations in April, 2003. Mr. Rippey managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since it commenced operations in March, 1998. Mr. Rippey has been associated with Columbia Management or its predecessors since 1981.

PAUL J. BERLINGUET, co-head of the Large-Cap Growth Team of Columbia Management, is a co-manager for the Equity Fund and has co-managed the Equity Fund since October, 2003. Mr. Berlinguet has been associated with Columbia Management since October, 2003. Prior to joining Columbia Management in October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds. Prior to joining John Hancock Funds in April, 2001, Mr. Berlinguet was head of the Global Investment Team and a large-cap growth portfolio manager at Baring Asset Management.

EDWARD HICKEY, a vice president of Columbia Management, is a co-manager for the Equity Fund and has co-managed the Equity Fund since October, 2003. Mr. Hickey has been associated with Columbia Management or its predecessors since November, 1998.

TRUST MANAGEMENT ORGANIZATIONS

RULE 12B-1 PLAN
--------------------------------------------------------------------------------
The Small Cap Fund has adopted a plan under Rule 12b-1 that permits it to pay CFD marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for Class B shares. Distribution fees are paid out of the assets attributable to the Class B shares. The distributor has voluntarily agreed to waive a portion of the Class B distribution fee to the extent necessary to limit the Class B expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses, incurred by the Small Cap Fund to the following annual rate (as a percentage of Class B's average daily net assets):

Small Cap Fund                                              1.10%

If, after reimbursing the distribution fee, Class B expenses are above the expense limit, Columbia Management will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit.

Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds--Principal Investment Strategies" and "The Funds--Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

OTHER INVESTMENT STRATEGIES AND RISKS

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund, Equity Fund) Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information, except as noted below, has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. The information for the High Yield Fund and Equity Fund for the years ended December 31, 2002, 2001, 2000 and 1999 is included in those Funds' financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by writing to CFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                                          PERIOD ENDED
                                                      YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                 2003          2002          2001           2000(A)
                                                Class B       Class B       Class B         Class B
                                                -------       -------       -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)         10.47         11.55         10.73            9.21
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                        0.07          0.02          0.02            0.06
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency             4.03         (0.73)         0.97            1.57
------------------------------------------------------------------------------------------------------
Total from Investment Operations                  4.10         (0.71)         0.99            1.63
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                     (0.03)        (0.01)        (0.02)          (0.05)
------------------------------------------------------------------------------------------------------
  From net realized gains                        (0.32)        (0.36)        (0.15)          (0.06)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders     (0.35)        (0.37)        (0.17)          (0.11)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)               14.22         10.47         11.55           10.73
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                        39.34         (6.14)         9.20           17.72(f)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL
  DATA (%):
  Expenses(g)                                     1.10          1.10          1.10            1.10(h)
------------------------------------------------------------------------------------------------------
  Net investment income(g)                        0.54          0.18          0.22            1.01(h)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                            0.36          0.29          0.47            1.07(h)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         55           125            56              54
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)           58,730        12,080         9,020           3,469

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

FINANCIAL HIGHLIGHTS

COLUMBIA HIGH YIELD FUND, VARIABLE SERIES(A)

                                                                 YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000       1999
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             8.96       9.29       9.35       9.70      10.36
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                              0.56(b)    0.59       0.64(c)    0.69       0.70
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                0.52      (0.35)     (0.07)(c)  (0.35)     (0.65)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     1.08       0.24       0.57       0.34       0.05
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.60)     (0.57)     (0.63)     (0.69)     (0.70)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.02)        --         --         --      (0.01)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.62)     (0.57)     (0.63)     (0.69)     (0.71)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   9.42       8.96       9.29       9.35       9.70
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                           12.37       2.74       6.18       3.66       0.56
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(g)                                        0.77       1.68       1.60       1.60       1.60
------------------------------------------------------------------------------------------------------
  Net investment income(g)                           6.06       6.46       6.89(c)    7.29       7.00
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.36       1.68       1.63       1.58       1.29
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           112         49         54         46         35
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              12,132      2,197      2,421      2,188      2,403

(a) The information shown in this table for the periods prior to April 14, 2003, relates to shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Columbia High Yield Fund, Variable Series.

(b) Per share data was calculated using average shares outstanding during the period.

(c) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 (which is reflected in the amounts shown above) on the net investment income per share, the net realized and unrealized gain
    (loss) per share and the ratio of net investment income to average net assets is $0.01, $(0.01), and 0.25%, respectively.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

LIBERTY EQUITY FUND, VARIABLE SERIES (A)

                                                                YEAR ENDED DECEMBER 31,
                                                    2003       2002       2001       2000      1999
                                                   Class A    Class A    Class A    Class A   Class A
                                                   -------    -------    -------    -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)            11.56      16.02      19.81       22.21     19.20
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)                       0.03(b)    0.03         --(c)    (0.02)    (0.02)
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                     2.76      (4.46)     (3.58)      (0.37)     5.05
-----------------------------------------------------------------------------------------------------
Total from Investment Operations                     2.79      (4.43)     (3.58)      (0.39)     5.03
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.05)     (0.03)        --          --        --
-----------------------------------------------------------------------------------------------------
  From net realized gains                              --         --      (0.21)      (2.01)    (2.02)
-----------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.05)     (0.03)     (0.21)      (2.01)    (2.02)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                  14.30      11.56      16.02       19.81     22.21
-----------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                              24.14(f)  (27.64)    (18.17)      (1.82)    27.18
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA
  (%):
  Expenses(g)                                        1.01       1.09       1.02        0.98      0.96
-----------------------------------------------------------------------------------------------------
  Net investment income (loss)(g)                    0.33       0.18       0.00       (0.11)    (0.11)
-----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.03         --         --          --        --
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            46         35         51          54        60
-----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              44,049     43,603     79,813     120,712   119,799

(a) The information shown in this table, for the periods prior to April 14, 2003, relates to shares of the Galaxy VIP Equity Fund, the predecessor to the Liberty Equity Fund, Variable Series.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

PURCHASE AND EXCHANGES SHOULD BE MADE FOR INVESTMENT PURPOSES ONLY. Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. Each Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in each Fund. However, as discussed below, each Fund cannot ensure that all such activity can be identified or terminated.

RIGHT TO REJECT OR RESTRICT ORDERS AND CLOSE ACCOUNTS. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when each Fund believes it is in its shareholders' best interest. In the event that each Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each Fund may also close the account of any shareholder who it believes is engaged or intends to engage in frequent trading.

LIMITATIONS ON THE ABILITY TO IDENTIFY OR TO TERMINATE FREQUENT TRADING. There is no guarantee that each Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The shares of each Fund are held in omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. Each Fund typically is not able to identify trading by a particular beneficial owner, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on each Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by each Fund and its agents are not anticipated to identify all frequent trading.

HOW THE FUNDS CALCULATE NET ASSET VALUE
Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

SHAREHOLDER INFORMATION

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASSES OF SHARES
The High Yield Fund and Equity Fund also offer an additional class of shares, Class B shares. The Small Cap Fund also offers an additional class of shares, Class A shares. These classes of shares are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial Small Cap Value Fund, Variable Series
Columbia High Yield Fund, Variable Series
Liberty Equity Fund, Variable Series

                       LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2004

COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

CLASS B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                       3
-----------------------------------------------------------------
THE FUND                                                        4
-----------------------------------------------------------------
This section discusses the following topics:
Investment Goals, Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Columbia High Yield Fund, Variable Series...................    4
TRUST MANAGEMENT ORGANIZATIONS                                  8
-----------------------------------------------------------------
The Trustees................................................    8
Investment Advisor..........................................    8
Portfolio Manager...........................................    8
Rule 12b-1 Plan.............................................    8
Mixed and Shared Funding....................................    9
OTHER INVESTMENT STRATEGIES AND RISKS                          10
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           12
-----------------------------------------------------------------
SHAREHOLDER INFORMATION                                        13
-----------------------------------------------------------------
Purchases and Redemptions...................................   13
How the Fund Calculates Net Asset Value.....................   13
Dividends and Distributions.................................   14
Tax Consequences............................................   14
Other Class of Shares.......................................   14

                                   THE TRUST

Liberty Variable Investment Trust (Trust) includes ten separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the Columbia High Yield Fund, Variable Series (Fund). Columbia Management Advisors, Inc. (Columbia Management) is the investment advisor to the Fund. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of Bank of America Corporation (Bank of America).

Other Funds may be added and some Funds may be eliminated from time to time. The Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class B shares.

The Fund is an investment option under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Fund is Columbia Funds Distributor, Inc. (CFD). CFD is a direct wholly owned subsidiary of Columbia Management.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                    THE FUND

                   COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yielding corporate debt securities, such as bonds, debentures and notes, that are rated below investment grade, i.e., BB or lower by Standard & Poor's (S&P), Ba or lower by Moody's Investors Service, Inc. (Moody's), or unrated securities which the Fund's investment advisor has determined to be of comparable quality. Such lower rated securities are commonly referred to as "junk bonds." The Fund invests primarily in lower-rated securities that are considered to be "upper tier," which means securities that are rated BB or B by S&P or Ba or B by Moody's. No more than 10% of the Fund's total assets will normally be invested in securities rated CCC or lower by S&P or Caa or lower by Moody's.

While credit ratings are an important factor in evaluating lower-rated securities, the advisor also considers a variety of other factors when selecting portfolio securities for the Fund. These factors may include the issuer's experience and managerial strength, its changing financial condition, its borrowing requirements and debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Because of the number of considerations involved in investing in lower-rated debt securities, the success of the Fund in achieving its investment goals may be more dependent upon the advisor's credit analysis than would be the case if the Fund invested in higher-quality debt securities.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the advisor's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUND COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Merrill Lynch U.S. High Yield, Cash Pay Only Index (Merrill Lynch High Yield Index), an unmanaged index of non-investment-grade corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                        0.56%      3.66%      6.18%      2.74%     12.32%
                        1999       2000       2001       2002       2003

                                                      For the periods shown in
                                                      bar chart:
                                                      Best quarter: 1st quarter
                                                      2001, +4.60%
                                                      Worst quarter: 3rd quarter
                                                      1999, -1.71%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003 (1)

                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                12.32           5.02              5.94
--------------------------------------------------------------------------------------------------
Merrill Lynch High Yield Index (%)                         27.23           5.47              5.00(2)

(1) The returns of Class B shares of the Fund include the returns of shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between the predecessor shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. The Galaxy VIP Columbia High Yield Fund II shares were initially offered on March 3, 1998 and Class B shares of the Fund were initially offered on April 14, 2003.

(2)  Performance information is from March 3, 1998.

THE FUND COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (1) (%)                                     0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (2) (%)              0.25
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.31
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               1.16

(1) Management fee has been restated to reflect the discontinuance of the administration fee for the Fund effective November 1, 2003.

(2) The Fund's advisor has voluntarily agreed to waive 0.27% of other expenses and the distributor has voluntarily agreed to waive 0.19% of the 12b-1 fee. If these waivers were reflected in the table, the 12b-1 fee for Class B shares would be 0.06%, other expenses for Class B shares would be 0.04% and total annual fund operating expenses for Class B shares would be 0.70%. These arrangements may be modified or terminated by the advisor or the distributor at any time.

(3) Other expenses have been restated to reflect current contractual rates in effect.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $118                  $368                   $638                   $1,409

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, INC.
Columbia Management, located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Management is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Columbia Management is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of Bank of America. On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

Columbia Management determines which securities and other instruments are purchased and sold for the Fund. Columbia Management may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia Management or that have sold shares of the Fund, to the extent permitted by law or by order of the SEC. Columbia Management will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia Management also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2003 fiscal year, aggregate advisory fees paid to Columbia Management by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Fund, amounted to the annual rate of 0.60% of the average daily net assets of the Fund.

PORTFOLIO MANAGER
--------------------------------------------------------------------------------

JEFFREY L. RIPPEY, a senior vice president of Columbia Management, is the manager for the Fund and has managed or co-managed the Fund since it commenced operations in April, 2003. Mr. Rippey managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Fund, since it commenced operations in March, 1998. Mr. Rippey has been associated with Columbia Management or its predecessors since 1981.

RULE 12B-1 PLAN
--------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay CFD marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for Class B shares. Distribution fees are paid out of the assets attributable to the Class B shares. The distributor has voluntarily agreed to waive 0.19% of the Class B share distribution fee for the Fund.

Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

TRUST MANAGEMENT ORGANIZATIONS

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Fund serves as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may, from time to time, become a funding vehicle for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another Fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and their associated risks are described under "The Fund -- Principal Investment Strategies" and "The
Fund -- Principal Investment Risks." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goals. Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or any of its investment strategies.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
The Fund may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
The Fund's securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that the Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If the Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

OTHER INVESTMENT STRATEGIES AND RISKS

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

The Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements.

Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information, except as noted below, has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Fund's financial statements, are included in the Fund's annual report. The information for the years ended December 31, 2002, 2001, 2000 and 1999 is included in the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by writing to CFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

                                                                PERIOD ENDED
                                                                DECEMBER 31,
                                                                  2003(A)
                                                                  Class B
                                                                  -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                             9.12
----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                                           0.41
----------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
     foreign currency                                                0.34
----------------------------------------------------------------------------
Total from Investment Operations                                     0.75
----------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                        (0.43)
----------------------------------------------------------------------------
  From net realized gains                                           (0.02)
----------------------------------------------------------------------------
Total Distributions Declared to Shareholders                        (0.45)
----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                   9.42
----------------------------------------------------------------------------
Total return (%)(c)(d)(e)                                            8.44(f)
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(g)                                                        0.76(h)
----------------------------------------------------------------------------
  Net investment income(g)                                           6.21(h)
----------------------------------------------------------------------------
  Waiver/reimbursement                                               0.46(h)
----------------------------------------------------------------------------
Portfolio turnover rate (%)                                           112
----------------------------------------------------------------------------
Net assets, end of period (000's) ($)                              28,356

(a) For the period from commencement of operations on April 14, 2003 to December 31, 2003.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) Had the investment advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Fund issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

PURCHASE AND EXCHANGES SHOULD BE MADE FOR INVESTMENT PURPOSES ONLY. Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. The Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in the Fund. However, as discussed below, the Fund cannot ensure that all such activity can be identified or terminated.

RIGHT TO REJECT OR RESTRICT ORDERS AND CLOSE ACCOUNTS. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when the Fund believes it is in its shareholders' best interest. In the event that the Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The Fund may also close the account of any shareholder who it believes is engaged or intends to engage in frequent trading.

LIMITATIONS ON THE ABILITY TO IDENTIFY OR TO TERMINATE FREQUENT TRADING. There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The shares of the Fund are held in omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. The Fund typically is not able to identify trading by a particular beneficial owner, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on the Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by the Fund and its agents are not anticipated to identify all frequent trading.

HOW THE FUND CALCULATES NET ASSET VALUE
Each share price is its net asset value next determined. The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

To calculate the net asset value on a given day, the Fund values each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Fund values the security at the most recent quoted bid price. The Fund values each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Fund values other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Fund values long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when the Fund determines that the sale or bid price of the security does not reflect that security's market value, the Fund will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

SHAREHOLDER INFORMATION

The Fund may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. The Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of the Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS
The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
The Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES
The Fund also offers an additional class of shares, Class A shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Columbia High Yield Fund, Variable Series

                        LIBERTY VARIABLE INVESTMENT TRUST

                              One Financial Center
                           Boston, Massachusetts 02111


                  Columbia International Fund, Variable Series
                  Liberty Growth & Income Fund, Variable Series
                 Colonial Strategic Income Fund, Variable Series
                       Newport Tiger Fund, Variable Series
                 Colonial Small Cap Value Fund, Variable Series
                    Columbia High Yield Fund, Variable Series
                Columbia Real Estate Equity Fund, Variable Series
                   Liberty Select Value Fund, Variable Series
                   Liberty S&P 500 Index Fund, Variable Series
                      Liberty Equity Fund, Variable Series
                 (Each a "Fund" and collectively, the "Funds.")



                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2004



         The Statement of Additional Information ("SAI") is not a Prospectus, but should be read in conjunction with the Trust's Prospectuses, dated May 1, 2004, and any supplements thereto, which may be obtained at no charge by calling Columbia Funds Distributor, Inc. (formerly named Liberty Funds Distributor, Inc. ) ("CFD") at (800) 426-3750, or by contacting the applicable Participating Insurance Company (as defined in the Prospectus), or the broker-dealers offering certain variable annuity contracts ("VA contracts") or variable life insurance policies ("VLI policies") issued by the Participating Insurance Company.

                                TABLE OF CONTENTS


ITEM                                                                     PAGE
----                                                                     ----
ORGANIZATION AND HISTORY............................................       3
INVESTMENT MANAGEMENT AND OTHER SERVICES............................       4
         General....................................................       4
         Trust Charges and Expenses.................................       6
         Principal Underwriter......................................      13
         Code of Ethics.............................................      14
INVESTMENT RESTRICTIONS.............................................      14
         Columbia International Fund, Variable Series...............      15
         Liberty Growth & Income Fund, Variable Series..............      16
         Colonial Strategic Income Fund, Variable Series............      17
         Newport Tiger Fund, Variable Series........................      18
         Colonial Small Cap Value Fund, Variable Series.............      20
         Columbia High Yield Fund, Variable Series..................      21
         Columbia Real Estate Equity Fund, Variable Series..........      23
         Liberty Select Value Fund, Variable Series.................      25
         Liberty S&P 500 Index Fund, Variable Series................      26
         Liberty Equity Fund, Variable Series.......................      27
MORE FACTS ABOUT THE TRUST..........................................      29
         Organization...............................................      29
         Trustees and Officers......................................      30
         Trustee Positions..........................................      36
         Approving the Investment Advisory Contract.................      36
         Compensation of Trustees...................................      38
         Principal Holders of Securities............................      44
         Custodian..................................................      50
OTHER CONSIDERATIONS................................................      50
         Portfolio Turnover.........................................      50
         Suspension of Redemptions..................................      50
         Valuation of Securities....................................      51
         Portfolio Transactions.....................................      51
         Information About the Standard & Poor's 500 Composite......      57
         Stock Price Index..........................................      57
DESCRIPTION OF CERTAIN INVESTMENTS..................................      57
INDEPENDENT ACCOUNTANTS/AUDITORS AND
FINANCIAL STATEMENTS................................................      83
APPENDIX I..........................................................

                            ORGANIZATION AND HISTORY

         Liberty Variable Investment Trust (the "Trust"), a business trust organized under the laws of Massachusetts in 1993, is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust is permitted to offer separate series and different classes of shares. Each Fund currently offers two separate classes of shares, Class A shares and Class B shares. Class B shares differ from Class A shares solely in that Class B shares have a fee pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended ("1940 Act"), which is used for certain shareholder services and distribution expenses. Sales of shares of each class are made without a sales charge at each Fund's per share net asset value.


         The Trust currently offers ten Funds: Columbia International Fund, Variable Series ("International Fund"); Liberty Growth & Income Fund, Variable Series ("Growth & Income Fund"); Colonial Strategic Income Fund, Variable Series ("Strategic Income Fund"); Newport Tiger Fund, Variable Series ("Tiger Fund"); Colonial Small Cap Value Fund, Variable Series ("Small Cap Fund"); Columbia High Yield Fund, Variable Series ("High Yield Fund"); Columbia Real Estate Equity Fund, Variable Series ("Real Estate Fund"); Liberty Select Value Fund, Variable Series ("Select Value Fund"); Liberty S&P 500 Index Fund, Variable Series ("500 Index Fund") and Liberty Equity Fund, Variable Series ("Equity Fund"). Other funds may be added and some Funds eliminated from time to time. The Trust commenced operations on July 1, 1993. Each Fund, except the International Fund, is a diversified series of the Trust, each representing the entire interest in a separate series of the Trust. The International Fund is a non-diversified series of the Trust, representing the entire interest in a separate series of the Trust.



         Effective November 15, 1997, the Trust changed its name from "Keyport Variable Investment Trust" to its current name. Effective November 15, 1997, the International Fund changed its name from "Colonial-Keyport International Fund for Growth" to "Colonial International Fund for Growth, Variable Series." Effective April 7, 2003, the International Fund changed its name from "Colonial International Fund for Growth, Variable Series" to its current name. Effective May 1, 1997, the Growth & Income Fund changed its name from "Colonial-Keyport U.S. Fund for Growth" to "Colonial-Keyport U.S. Stock Fund." Effective November 15, 1997, the Growth & Income Fund changed its name from "Colonial-Keyport U.S. Stock Fund" to "Colonial U.S. Stock Fund, Variable Series." Effective June 1, 1999, the Growth & Income Fund changed its name from "Colonial U.S. Stock Fund, Variable Series" to "Colonial U.S. Growth & Income Fund, Variable Series." Effective April 7, 2003, the Growth & Income Fund changed its name from "Colonial U.S. Growth & Income Fund, Variable Series" to its current name. Effective November 15, 1997, the Strategic Income Fund changed its name from "Colonial-Keyport Strategic Income Fund" to its current name. Effective November 15, 1997, the Tiger Fund changed its name from "Newport-Keyport Tiger Fund" to its current name.


         The High Yield Fund, the Real Estate Fund and the Equity Fund are the successors to the Galaxy VIP Columbia High Yield Fund II, the Galaxy VIP Columbia Real Estate Equity Fund II and the Galaxy VIP Equity Fund, respectively (each a "Predecessor Fund"), each a series of The Galaxy VIP Fund (the "Predecessor Trust"), a Massachusetts business trust organized on May 27, 1992. On April 14, 2003, each of the Predecessor Funds was reorganized as a separate series of the Trust. Class A shares of the Funds were issued in exchange for shares of the Predecessor Funds. The Predecessor Funds to the High Yield Fund and the Real Estate Equity Fund commenced operations on March 3, 1998. The Predecessor Fund to the Equity Fund commenced operations on January 11, 1993.

         The Trustees of the Trust ("Board of Trustees") monitor events to identify any material conflicts that may arise between the interests of the Participating Insurance Companies or between the interests of owners of VA contracts and VLI policies. The Trust currently does not foresee any disadvantages to the owners of VA contracts and VLI policies arising from the fact that certain interests of owners may differ. Additional information regarding such differing interests and related risks are described in the Prospectus under "Mixed and Shared Funding."

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

GENERAL


         Columbia Management Advisors, Inc. ("Columbia Management") serves as Manager pursuant to investment advisory agreements between the Trust, on behalf of the Funds, and Columbia Management (the "Management Agreements"). Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. ("CMG"), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Columbia Management's address is 100 Federal Street, Boston, Massachusetts 02110.

         SSgA Funds Management, Inc. ("SSgA FM") sub-advises the 500 Index Fund pursuant to the Management Agreement for the 500 Index Fund and a Portfolio Management Agreement among the Trust, on behalf of the 500 Index Fund, Columbia Management and SSgA FM. SSgA FM, located at Two International Place, Boston, Massachusetts 02110, is one of the State Street Global Advisors companies which constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgA FM is a newly formed entity which has, in response to a change in federal law, succeeded to most or all of the registered investment company business of State Street Global Advisors as of May, 2001. As of February 28, 2004, State Street Global Advisors had approximately $xxx billion in assets under management. Timothy B. Harbert and Mitchell H. Shames are Directors of SSgA FM and are therefore considered controlling persons. SSgA FM is a subsidiary of State Street Corporation.



         The Management Agreements and the Portfolio Management Agreements provide that neither Columbia Management or SSgA FM (collectively, the "Advisors"), nor any of their respective directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of any Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by Columbia Management or such Advisor of its respective duties under such agreements, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of Columbia Management or such Advisor, in the performance of its respective duties or from reckless disregard by such Advisor of its respective obligations and duties thereunder.


TRUST CHARGES AND EXPENSES


         The Predecessor Funds to each of the High Yield Fund, Real Estate Fund and Equity Fund commenced operations on March 3, 1998, March 3, 1998 and January 11, 1993, respectively. Class A and Class B shares of High Yield Fund, Real Estate Fund and Equity Fund commenced investment operations on April 14, 2003.

MANAGEMENT FEES. Each Fund listed below paid management fees to Columbia Management (or an affiliate thereof) as follows during each year in the three-year period ended December 31, 2003, pursuant to the Management Agreements described in the Prospectus:



                             2003            2002          2001
                          -----------    -----------    -----------
International Fund:       $   564,108    $   311,181    $   431,211
Growth & Income Fund:       1,716,268      1,398,399      1,602,928
Strategic Income Fund:      1,003,522        904,382        947,802
Tiger Fund:                   213,330        287,063        348,282
Small Cap Fund:               243,991        167,427        118,056
High Yield Fund:              161,189         14,229*        13,707*
Real Estate Fund:              19,560          8,446*         8,112*
Select Value Fund:            211,079        152,363         65,748
500 Index Fund:               145,520        112,281         83,290
Equity Fund:*                 330,439        451,110*       697,948*


* The Predecessor Fund to this Fund paid these fees.

CERTAIN ADMINISTRATIVE EXPENSES.

ALL FUNDS EXCEPT HIGH YIELD FUND, REAL ESTATE FUND AND EQUITY FUND.


         Columbia Management is responsible for providing accounting and bookkeeping services to the Funds pursuant to a pricing and bookkeeping agreement. Under a separate agreement ("Outsourcing Agreement"), Columbia Management has delegated those functions to State Street Bank and Trust Company ("State Street"). Columbia Management pays fees to State Street under the Outsourcing Agreement.



         Under its pricing and bookkeeping agreement with each Fund, except High Yield Fund, Real Estate Fund and Equity Fund, Columbia Management receives from each Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:



-    An annual flat fee of $10,000, paid monthly; and



- In any month that a Fund has average net assets of more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

         Each Fund reimburses Columbia Management for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.



         During each year in the three-year period ended December 31, 2003 each Fund listed below made payments as follows to Columbia Management or an affiliate thereof for pricing and bookkeeping services:



                            2003        2002        2001
                          --------    --------    --------
International Fund:       $ 27,631    $ 11,226    $ 19,004
Growth & Income Fund:       70,470      75,063      83,138
Strategic Income Fund:      85,593      66,564      63,061
Tiger Fund:                 12,067      11,198      18,858
Small Cap Fund:             16,947      10,968      18,389
Select Value Fund:          12,441      10,953      18,494
500 Index Fund:             33,264      10,967      18,494



         In addition, each Fund, except High Yield Fund, Real Estate Fund and Equity Fund, pays Columbia Management or an affiliate thereof an additional fee for transfer agent services in the amount of $7,500 per year, payable in monthly installments of $625. The foregoing fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month. During each year in the three-year period ended December 31, 2003, each Fund listed below made payments as follows to Columbia Management or an affiliate thereof for transfer agent services:



                            2003        2002        2001
                          --------    --------    --------
International Fund:       $  7,500    $  7,500    $  7,500
Growth & Income Fund:        7,500       7,500       7,500
Strategic Income Fund:       7,500       7,500       7,500
Tiger Fund:                  7,500       7,500       7,500
Small Cap Fund:              7,500       7,500       7,500
Select Value Fund:           7,500       7,500       7,500
500 Index Fund:              7,500       7,500       7,500


HIGH YIELD FUND, REAL ESTATE FUND AND EQUITY FUND ONLY.


         Prior to July 1, 2002, the Predecessor Trust paid PFPC Inc. ("PFPC") or an affiliate thereof, a fee for statistical and research data, clerical, accounting and bookkeeping services, internal auditing services, computation of net asset value and net income, preparation of annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, and transfer agency services. The Predecessor Trust paid PFPC a monthly fee at the annual rate of 0.085% of the first $1 billion of the combined average daily net assets of all funds that were series of the Predecessor Trust, plus 0.078% of the next $1.5 billion of the combined average daily net assets, plus 0.073% of the combined average daily net assets in excess of $2.5 billion. For the fiscal year ended December 31, 2002, the Predecessor Funds paid PFPC fees at the annual rate of 0.085% of each Predecessor Fund's average daily net assets. The minimum aggregate annual fee payable to PFPC for administration services was $100,000. In addition, PFPC received a separate annual fee from each Predecessor Fund for certain fund accounting services and was paid by each Predecessor Fund for custody services provided by the Predecessor Funds' custodian.

         During each year in the two-year period ended December 31, 2002, PFPC received the following administrative fees (including pricing and bookkeeping fees, but excluding custody and transfer agency services) from the Predecessor Funds to each Fund listed below:



                       2002*       2001
                     --------    --------
High Yield Fund:     $ 16,510    $ 31,635
Real Estate Fund:      13,714      27,663
Equity Fund:           49,801     117,558


* Represents payments to PFPC until July 1, 2002.

         Effective July 1, 2002, Fleet Investment Advisors Inc. ("FIA") served as the administrator for the Predecessor Funds. Pursuant to its Agreement with the Predecessor Trust, FIA (i) provided substantially the same types of administrative services (other than certain pricing and bookkeeping services) as those that were required to be provided by PFPC, and (ii) received the same fees for providing such services as those that PFPC was entitled to receive. Effective July 1, 2002, PFPC served as sub-administrator to the Predecessor Funds pursuant to an Agreement with FIA.

         For the period July 1, 2002 to December 31, 2002, FIA received the following fees for administrative services from the Predecessor Funds to each Fund listed below:

High Yield Fund:     $    972
Real Estate Fund:         453
Equity Fund:           20,576


         Effective April 14, 2003, Columbia Management began serving as the administrator for the High Yield Fund, Real Estate Fund and Equity Fund, pursuant to an agreement between Columbia Management and the Trust, on behalf of these Funds. Columbia Management receives a monthly fee based on each Fund's average daily net assets at the following annual rates: 0.067% of the first $1 billion, 0.060% of the next $1.5 billion and 0.055% for assets over $2.5 billion.



         For the period April 14, 2003 to December 31, 2003, each Fund listed below made payments as follows to Columbia Management for administrative services:



High Yield Fund:     $ 17,244
Real Estate Fund:       2,217
Equity Fund:           36,137



         Effective July 1, 2002, Colonial Management Associates, Inc. ("Colonial") provided the Predecessor Funds with certain pricing and bookkeeping services. Pursuant to its Pricing and Bookkeeping Agreement, Colonial was responsible for providing substantially the same types of pricing and bookkeeping services as those that were required to be provided by PFPC pursuant to its Administration Agreement with the Predecessor Trust. PFPC agreed to continue to provide certain of these pricing and bookkeeping services pursuant to an agreement with Colonial.

         Under its pricing and bookkeeping agreement with the Predecessor Funds, Colonial received from each Predecessor Fund an annual fee based on the average net assets of each Predecessor Fund as follows:

               Assets                     Fee
               ------                     ---
Net assets under $50 million           $  25,000
Net assets of $50 million but less
     than $200 million                 $  35,000
Net assets of $200 million but less
    than $500 million                  $  50,000
Net assets of $500 million but less
    than $1 billion                    $  85,000
Net assets in excess of $1 billion     $ 125,000

         The annual fees for a Predecessor Fund with more than 25% in non-domestic assets was 150% of the annual fees described above.

         For the period July 1, 2002 to December 31, 2002, Colonial received the following fees for pricing and bookkeeping services from the Predecessor Funds to each Fund listed below:

High Yield Fund:     $ 16,226
Real Estate Fund:      13,489
Equity Fund:           15,960


         Effective April 14, 2003, Columbia Management became responsible for providing pricing and bookkeeping services to the High Yield Fund, Real Estate Fund and Equity Fund, for the same fees that Colonial received from the Predecessor Funds. Also on April 14, 2003, Columbia Management entered into the Outsourcing Agreement, whereby Columbia Management has delegated to State Street certain pricing and bookkeeping functions for the High Yield Fund, Real Estate Fund and Equity Fund.



         For the period April 14, 2003 to December 31, 2003, each Fund listed below made payments as follows to Columbia Management for pricing and bookkeeping services:



High Yield Fund:     $ 29,652
Real Estate Fund:      25,993
Equity Fund:           25,823



         Prior to July 22, 2002, PFPC served as the Predecessor Funds' transfer agent and dividend disbursing agent. Effective July 22, 2002, Columbia Funds Services, Inc. (formerly named Liberty Funds Services, Inc.)("CFS"), an affiliate of Columbia Management, located at One Financial Center, Boston, MA 02111, began serving as the Predecessor Funds', and now serves as the High Yield Fund's, Real Estate Fund's and Equity Fund's, transfer agent and dividend disbursing agent. Pursuant to its Shareholders' Servicing and Transfer Agent Agreement with the Predecessor Trust, CFS is responsible for providing substantially the same types of services as those that were previously provided by PFPC to the Predecessor Funds. Each Fund pays CFS according to the following fee schedule: (i) $14.00 annual per open account fee; (ii) $14.00 annual per closed account fee; and (iii) $ 5.00 new account set-up fee. The annual minimum charge for each Fund shall be $5,000.

         During each year in the two-year period ended December 31, 2002, PFPC received the following fees for transfer agency services from the Predecessor Funds to each Fund listed below:



                              2002        2001
                            --------    --------
High Yield Fund:            $  5,000    $  5,000
Real Estate Equity Fund:       5,000       5,000
Equity Fund:                   5,000       5,000



         For the period July 22, 2002 to December 31, 2002, CFS received the following fees from the Predecessor Funds to each Fund listed below:



High Yield Fund:     $  2,521
Real Estate Fund:       2,521
Equity Fund:            2,521



         For the period April 14, 2003 to December 31, 2003, each Fund listed below made payments as follows to CFS for transfer agency services:



High Yield Fund:     $  5,000
Real Estate Fund:       5,000
Equity Fund:            5,000



12B-1 FEES. During each year in the three-year period ended December 31, 2003, each Fund listed below paid CFD distribution fees as follows, as described in the Prospectus:



                            2003        2002        2001
                          --------    --------    --------
International Fund:       $ 11,521    $      2    $      2
Growth & Income Fund:       90,508      71,044      34,516
Strategic Income Fund:     115,511      64,933      29,568
Tiger Fund:                  4,120       2,853       3,582
Small Cap Fund:             54,357      28,611      16,271
High Yield Fund             42,008           -           -
Real Estate Fund             3,961           -           -
Select Value Fund:          72,709      53,882      23,260
500 Index Fund:             90,677      69,993      52,682
Equity Fund                      2           -           -


The Predecessor Funds did not incur 12b-1 fees.


EXPENSE LIMITATIONS. Columbia Management and CFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses, incurred by each of the following Funds in excess of the following percentages of each of Class A and Class B share average daily net asset value per annum:



Strategic Income Fund:    1.00%
Small Cap Fund:           1.10%
Select Value Fund:        1.10%
500 Index Fund:           0.75%

         CFD will first reimburse the Class B distribution fee of up to 0.25% to reach the above stated limits on Class B expenses. If, after reimbursing the distribution fee, Class B expenses are above the expense limit, Columbia Management will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit. If additional reimbursement is still needed to reach the expense limits, Columbia Management will then waive a portion of its management fee to reach the above stated limits.



These arrangements may be terminated or modified by Columbia Management or CFD at any time.



         Columbia Management has voluntarily agreed to waive the following percentage of expenses incurred by each of the following Funds:



International Fund        0.21%
Growth & Income Fund      0.11%
High Yield Fund:          0.27%
Real Estate Fund:         0.90%
Equity Fund:              0.02%



These arrangements may be terminated or modified by Columbia Management at any time.



         CFD has voluntarily agreed to waive the following percentage of the 12b-1 fee for Class B shares of the following Funds:



Growth & Income Fund      0.02%
High Yield Fund:          0.19%



These arrangements may be terminated or modified by CFD at any time.



FEES OR EXPENSES WAIVED OR BORNE BY COLUMBIA MANAGEMENT



                          2003         2002        2001
                        ---------    --------    --------
International Fund      $ 115,632    $      0    $      0
Growth & Income Fund      209,396           0           0
Small Cap Fund:            33,956       9,011      32,441
High Yield Fund:           82,476           -           -
Real Estate Fund:          21,088           -           -
Select Value Fund:              0           0      44,763
500 Index Fund:             9,478           0      58,371
Equity Fund                12,583           -           -



FEES OR EXPENSES WAIVED OR BORNE BY CFD



                           2003        2002        2001
                          -------    --------    --------
Growth & Income Fund:     $ 5,806    $ 36,414    $ 29,162
Strategic Income Fund:     22,294       2,715      11,410
Small Cap Fund:            54,357      28,611      16,271
High Yield Fund            31,926           -           -
Select Value Fund:         28,337      16,369      23,260
500 Index Fund:            69,991      39,037      52,682

FEES OR EXPENSES REIMBURSED BY COLUMBIA MANAGEMENT WITH RESPECT TO THE PREDECESSOR FUNDS TO THE FUNDS LISTED BELOW



                       2002        2001
                     --------    --------
High Yield Fund:     $ 39,765    $ 37,202
Real Estate Fund:      65,878      46,428


SALES-RELATED EXPENSES


         Sales-related expenses of CFD relating to each Fund's Class B shares for the year ended December 31, 2003 were as follows:



                                                   International      Growth &      Strategic
                                                       Fund         Income Fund    Income Fund
                                                   -------------    -----------    -----------
Fees to Financial Service Firms (FSFs)             $      25,161    $   115,909    $   136,508
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                  175          3,806          7,106
Allocated travel, entertainment and other
   promotional expenses (including advertising)              594         12,944         24,169



                                                                 Small Cap
                                                   Tiger Fund      Fund
                                                   ----------    ---------
Fees to Financial Service Firms (FSFs)             $    4,748    $  61,288
Cost of sales material relating to the Fund
  (including printing and mailing expenses)               964       35,679
Allocated travel, entertainment and other
   promotional expenses (including advertising)         3,277      121,342



                                                   Select Value    500 Index    High Yield
                                                       Fund          Fund          Fund
                                                   ------------    ---------    ----------
Fees to Financial Service Firms (FSFs)             $     87,334    $ 107,707    $   52,853
Cost of sales material relating to the Fund
  (including printing and mailing expenses)               3,665        7,084         8,222
Allocated travel, entertainment and other
   promotional expenses (including advertising)          12,464       24,093        27,961



                                                   Real Estate    Equity
                                                       Fund        Fund
                                                   -----------    ------
Fees to Financial Service Firms (FSFs)             $     8,303    $    2
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                271         0
Allocated travel, entertainment and other
   promotional expenses (including advertising)            920         0

PRINCIPAL UNDERWRITER


         CFD, located at One Financial Center, Boston, MA 02111, serves as the principal underwriter to the Funds. CFD is a direct wholly owned subsidiary of Columbia Management. CFD conducts a continuous offering and is not obligated to sell a specific number of shares of any Fund.



         The Trustees have approved a Distribution Plan and Agreement ("Plan") pursuant to Rule 12b-1 under the 1940 Act for the Class B shares of the Funds. Under the Plan, the Funds pay CFD a monthly distribution fee at the aggregate annual rate of up to 0.25% of each Fund's Class B share's average daily net assets. CFD has agreed to waive the fee for some of the Funds to an amount so that the Class B share expenses (including the distribution fee) of these Funds do not exceed the limits as described above under Expense Limitations. CFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms ("FSFs") and for certain other purposes. Since the distribution fees are payable regardless of the amount of CFD's expenses, CFD may realize a profit from the fees.



         The Plan authorizes any other payments by the Funds to CFD and its affiliates (including Columbia Management) to the extent that such payments might be construed to be indirect financing of the distribution of fund shares.



         The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund's shares, on 60 days' written notice to CFD. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.


CODE OF ETHICS


         The Funds, Columbia Management, the Sub-Advisor and CFD have adopted a Code of Ethics pursuant to the requirements of the 1940 Act. This Code of Ethics permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. This Code of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. This Code is also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.



ANTI-MONEY LAUNDERING COMPLIANCE



         The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.



PROXY VOTING POLICIES



         The Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.



         The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.



         The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee is composed of representatives of the Advisor's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.



         The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.



         The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.



         The Advisor's' proxy voting guidelines and procedures are included in this SAI as Appendix I. In accordance with SEC regulations, the fund's proxy voting record for the twelve-month period ended June 30, 2004 will be filed with the SEC no later than August 31, 2004.


                             INVESTMENT RESTRICTIONS

         The investment restrictions specified below with respect to each Fund as "Fundamental Investment Policies" have been adopted as fundamental investment policies of each Fund. Such fundamental investment policies may be changed only with the consent of a "majority of the outstanding voting securities" of the particular Fund. As used in the Prospectuses and in this SAI, the term "majority of the outstanding voting securities" means the lesser of (i) 67% of the voting securities of a Fund present at a meeting where the holders of more than 50% of the outstanding voting securities of a Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental goals, policies, or restrictions of that Fund.

         Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For purposes of the diversification requirement of the 1940 Act, the issuer with respect to a security is the entity whose revenues support the security.

INTERNATIONAL FUND

         FUNDAMENTAL INVESTMENT POLICIES. International Fund may:

         1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

         2. Underwrite securities issued by others only when disposing of portfolio securities;

         3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

         4. Not concentrate more than 25% of its total assets in any one industry;

         5. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

         6. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

         OTHER INVESTMENT POLICIES. As non-fundamental investment policies of International Fund, which may be changed without a shareholder vote, the Fund may not:

         1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

         2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

         3.       Invest more than 15% of its net assets in illiquid assets;

         4. With respect to 75% of total assets, purchase any voting security of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer;

         5. Purchase puts, calls, straddles, spreads, or any combination thereof if, as a result of such purchase, the Fund's aggregate investment in such securities would exceed 5% of total assets;

         6. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

         7. Acquire any security issued by a person that, in its most recent fiscal year, derived 15% or less of its gross revenues from securities related activities (within the meaning of Rule 12d3-1 under the 1940 Act) if the Fund would control such person after such acquisition; or

         8. Acquire any security issued by a person that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities related activities (as so defined) unless (i) immediately after such acquisition of any equity security, the Fund owns 5% or less of the outstanding securities of that class of the issuer's equity securities,
                  (ii) immediately after such acquisition of a debt security, the Fund owns 10% or less of the outstanding principal amount of the issuer's debt securities, and (iii) immediately after such acquisition, the Fund has invested not more than 5% of its total assets in the securities of the issuer.


GROWTH & INCOME FUND



         FUNDAMENTAL INVESTMENT POLICIES.  Growth & Income Fund may:


         1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

         2. Underwrite securities issued by others only when disposing of portfolio securities;

         3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

         4. Not concentrate more than 25% of its total assets in any one industry; and

         5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

         6. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

         7. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.


         OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Growth & Income Fund, which may be changed without a shareholder vote, the Fund may not:


         1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

         2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

         3.       Invest more than 15% of its net assets in illiquid assets; or

         4. Purchase or sell commodity contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets.

STRATEGIC INCOME FUND

         FUNDAMENTAL INVESTMENT POLICIES.  Strategic Income Fund may:

         1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

         2. Underwrite securities issued by others only when disposing of portfolio securities;

         3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

         4. Not concentrate more than 25% of its total assets in any one industry;

         5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

         6. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

         7. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

         OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Strategic Income Fund, which may be changed without a shareholder vote, the Fund may not:

         1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

         2. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

         3. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; or

         4.       Invest more than 15% of its net assets in illiquid assets.

TIGER FUND

         FUNDAMENTAL INVESTMENT POLICIES.  Tiger Fund may not:

         1. Concentrate more than 25% of the Fund's total assets in any industry (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) or with respect to 75% of the Fund's assets purchase the securities of any issuer, if, as a result of such purchase, more than 5% of the Fund's total assets would be invested in the securities of such issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

         2. Underwrite securities issued by others except when disposing of portfolio securities;

         3. Purchase and sell futures contracts and related options if the total initial margin and premiums exceed 5% of its total assets;

         4. Borrow amounts in excess of 5% of the Fund's net asset value, and only from banks as a temporary measure for extraordinary or emergency purposes and not for investment in securities. To avoid the untimely disposition of assets to meet redemptions it may borrow up to 20% of the net value of its assets to meet redemptions. The Fund will not make other investments while such borrowings referred to above in this item are outstanding. The Fund will not mortgage, pledge or in any other manner transfer, as security for indebtedness, any of its assets. (Short-term credits necessary for the clearance of purchases or sales of securities will not be deemed to be borrowings by the Fund.);

         5. Make loans, except that the Fund may: (a) acquire for investment a portion of an issue of bonds, debentures, notes or other evidences of indebtedness of a corporation or government; (b) enter into repurchase agreements, secured by obligations of the United States or any agency or instrumentality thereof;

         6. Issue senior securities except as provided in paragraph 4. above and to the extent permitted by the 1940 Act; and

         7. Own real estate unless such real estate is acquired as the result of owning securities and does not constitute more than 5% of total assets.

         OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Tiger Fund, which may be changed without a shareholder vote, the Fund may not:

         1.       Invest in companies for the purpose of exercising control;

         2. Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

         3. Participate on a joint and several basis in any securities trading account;

         4.       Write or trade in put or call options;

         5. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

         6. Purchase securities on margin, but the Fund may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities; or

         7.       Engage in short sales of securities.

SMALL CAP FUND

         FUNDAMENTAL INVESTMENT POLICIES. Small Cap Fund may:

         1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, it will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

         2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

         3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

         4. Underwrite securities issued by others only when disposing of portfolio securities;

         5. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and

         6. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.

         OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Small Cap Fund, which may be changed without a shareholder vote, the Fund may not:

         1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

         2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

         3. Purchase or sell commodity contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets; and

         4.       Invest more than 15% of its net assets in illiquid assets.

HIGH YIELD FUND

         FUNDAMENTAL INVESTMENT POLICIES. High Yield Fund may not:

         1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

         2. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous by the Advisor) and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 33% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of the Fund's total assets at the time of such borrowing; provided, however, that mortgage dollar rolls entered into by the Fund that are not accounted for as financings shall not constitute borrowings. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. If the securities held by the Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by more than the proportionate decline in value suffered by the Fund's securities.

         3. Invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

         4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer (the "5% Limitation"), except that up to 25% of the value of the total assets of the Fund may be invested without regard to such 5% Limitation. With respect to the above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

         5. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry).

         6. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

         7. Act as an underwriter within the meaning of the 1933 Act, except insofar as the Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities, and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         8. Purchase or sell real estate, except that the Fund may purchase securities which are secured by real estate and securities of issuers which deal in real estate or interests therein, and may purchase or sell interests in real estate limited partnerships.

         9. Purchase or sell commodities or commodity contracts, or invest in oil, gas or other mineral exploration or development programs or mineral leases; provided, however, that the Fund may enter into futures contracts and options on futures contracts.

         10. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that
                  (i) the Fund may write covered call options with respect to their portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such options, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and (ii) the Fund may purchase put and call options and sell or write secured put options to the extent permitted by its investment objectives and policies.

         11. Invest in companies for the purpose of exercising management or control.

         12. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Fund may acquire such securities in accordance with the 1940 Act.

REAL ESTATE FUND

         FUNDAMENTAL INVESTMENT POLICIES.  Real Estate Fund may not:

         1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

         2. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous by the Advisor) and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 33% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. If the securities held by the Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by more than the proportionate decline in value suffered by the Fund's securities.

         3. Invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

         4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer (the "5% Limitation"), except that up to 25% of the value of the total assets of the Fund may be invested without regard to such 5% Limitation. With respect to the above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

         5. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry); and further provided that the Fund will invest at least 80% of its net assets in the equity securities of companies principally engaged in the real estate industry.

         6. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

         7. Act as an underwriter within the meaning of the 1933 Act, except insofar as the Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities, and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         8. Purchase or sell real estate, except that the Fund may purchase securities which are secured by real estate and securities of issuers which deal in real estate or interests therein, and may purchase or sell interests in real estate limited partnerships.

         9. Purchase or sell commodities or commodity contracts, or invest in oil, gas or other mineral exploration or development programs or mineral leases; provided, however, that (i) the Fund may enter into futures contracts and options on futures contracts; and (ii) the Fund may enter into forward currency contracts and foreign currency futures contracts and related options to the extent permitted by their respective investment objectives and policies.

         10. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that
                  (i) the Fund may write covered call options with respect to their portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such options, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and (ii) the Fund may purchase put and call options and sell or write secured put options to the extent permitted by its investment objectives and policies.

         11. Invest in companies for the purpose of exercising management or control.

         12. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Fund may acquire such securities in accordance with the 1940 Act.

SELECT VALUE FUND

         FUNDAMENTAL INVESTMENT POLICIES.  Select Value Fund may:

         1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

         2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

         3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums on contracts do not exceed 5% of total assets;

         4. Not issue senior securities except as provided in paragraph 1. above and to the extent permitted by the 1940 Act;

         5. Underwrite securities issued by others only when disposing of portfolio securities;

         6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements;

         7. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

         OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Select Value Fund, which may be changed without a shareholder vote, the Fund may not:

         1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

         2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

         3.       Invest more than 15% of its net assets in illiquid assets.

500 INDEX FUND

         FUNDAMENTAL INVESTMENT POLICIES. 500 Index Fund may:

         1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

         2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

         3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums on contracts do not exceed 5% of total assets;

         4. Not issue senior securities except as provided in paragraph 1. above and to the extent permitted by the 1940 Act;

         5. Underwrite securities issued by others only when disposing of portfolio securities;

         6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements;

         7. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

         OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the 500 Index Fund, which may be changed without a shareholder vote, the Fund may not:

         1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

         2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

         3.       Invest more than 15% of its net assets in illiquid assets.

EQUITY FUND

         FUNDAMENTAL INVESTMENT POLICIES. Equity Fund may not:

         1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

         2. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous by the Advisor) and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 33% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. If the securities held by the Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by more than the proportionate decline in value suffered by the Fund's securities.

         3. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

         4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer (the "5% Limitation"), except that up to 25% of the value of the total assets of the Fund may be invested without regard to such 5% Limitation. With respect to the above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

         5. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry).

         6. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

         7. Act as an underwriter within the meaning of the Securities Act of 1933, as amended, (the "1933 Act"), except insofar as the Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities, and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         8. Purchase or sell real estate, except that the Fund may purchase securities which are secured by real estate and may purchase securities of issuers which deal in real estate or interests therein; however, the Fund will not purchase or sell interests in real estate limited partnerships.

         9. Purchase or sell commodities or commodity contracts, or invest in oil, gas or other mineral exploration or development programs or mineral leases.

         10. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that
                  (i) the Fund may write covered call options with respect to their portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such options, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and (ii) the Fund may purchase put and call options to the extent permitted by its investment objectives and policies.

         11. Invest in companies for the purpose of exercising management or control.

         12. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Fund may acquire such securities in accordance with the 1940 Act.

         In addition to the above limitations, the Equity Fund may:

         13. Purchase securities issued by foreign banks, commercial paper issued by Canadian issuers and other securities of Canadian companies in accordance with its investment objective and policies.

         14. Invest up to 20% of its total assets in American Depositary Receipts, European Depositary Receipts and Continental Depositary Receipts.

         In addition to the restrictions set forth above, each Fund may be subject to investment restrictions imposed under state insurance laws and regulations. These restrictions are non-fundamental and, in the event of amendments to the applicable statutes or regulations, each Fund will comply, without the approval of its shareholders, with the requirements as so modified.

         If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of the limitation.

         Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the limitations on purchases of illiquid instruments described above, Rule 144A securities will not be considered to be illiquid if the Advisor has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

                           MORE FACTS ABOUT THE TRUST

ORGANIZATION

         The Trust is required to hold a shareholders' meeting to elect Trustees to fill vacancies in the event that less than a majority of Trustees were elected by shareholders. Trustees may also be removed by the vote of two-thirds of the outstanding shares at a meeting called at the request of shareholders whose interests represent 10% or more of the outstanding shares.

         The shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Funds voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

         The Funds are not required by law to hold regular annual meetings of their shareholders and do not intend to do so. However, special meetings may be called for purposes such as electing or removing Trustees or changing fundamental investment policies.

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust's shareholders are the separate accounts of Participating Insurance Companies, Columbia Management and, in certain cases, the general account of Sun Life Insurance Company ("Sun Life"). However, the Trust's Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the applicable Fund thereof) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board of Trustees. The Declaration of Trust provides for indemnification out of the Trust's assets (or the applicable Fund) for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one Fund of sustaining a loss on account of liabilities incurred by another Fund is also believed to be remote.


TRUSTEES AND OFFICERS


Fund Complex consists of the following funds:



The series of Columbia Funds Trust I, the series of Columbia Funds Trust II, the series of Columbia Funds Trust III, the series of Columbia Funds Trust IV, the series of Columbia Funds Trust V, the series of Columbia Funds Trust VI, the series of Columbia Funds Trust VII, the series of Liberty Variable Investment Trust and 9 closed-end or interval management investment company portfolios (the "Liberty Funds").



The series of Columbia Funds Trust VIII, the series of Columbia Funds Trust IX, the series of Columbia Funds Trust XI, the series of SteinRoe Variable Investment Trust and 3 closed-end management investment company portfolios (the "Stein Roe Funds").



Two closed-end management investment company portfolios named Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (the "All-Star Funds").



Columbia Management Multi-Strategy Hedge Fund, LLC.



Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Growth Fund, Inc., Columbia High Yield Fund, Inc., Columbia International Stock Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc. and the series of CMG Fund Trust (the "Columbia Funds").



The series of The Galaxy Funds (the "Galaxy Funds").



The series of Columbia Acorn Trust and the series of Wanger Advisors Trust (the "Acorn Funds" and "WAT Funds," respectively).



The Trustees and officers serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Fund Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below.

                                                                                                   Number of
                                          Year First                                             Portfolios in
                               Position   Elected or                                             Fund Complex
        Name, Address            with    Appointed to           Principal Occupation(s)           Overseen by   Other Directorships
          and Age               Funds      Office(1)            During Past Five Years              Trustee            Held
-----------------------------  --------  ------------  ----------------------------------------  -------------  --------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker (Age 48)     Trustee       1996      Executive Vice President - Strategy of         119       Orbitz, Inc. (on-
P.O. Box 66100                                         United Airlines (airline) since                          line travel company)
Chicago, IL 60666                                      December, 2002 (formerly President of
                                                       UAL Loyalty Services (airline) from
                                                       September, 2001 to December, 2002;
                                                       Executive Vice President and Chief
                                                       Financial Officer of United Airlines
                                                       from March, 1993 to September, 2001).

Janet Langford Kelly (Age 45)  Trustee       1996      Private Investor since March 2004              119               None
9534 W. Gull Lake Drive                                (formerly Chief Administrative Officer
Richland, MI  49083-8530                               and Senior Vice President, Kmart Holding
                                                       Corporation (consumer goods), from
                                                       September, 2003 to March 2004; Executive
                                                       Vice President-Corporate Development and
                                                       Administration, General Counsel and
                                                       Secretary, Kellogg Company (food
                                                       manufacturer), from September, 1999 to
                                                       August, 2003; Senior Vice President,
                                                       Secretary and General Counsel, Sara Lee
                                                       Corporation (branded, packaged,
                                                       consumer-products manufacturer) from
                                                       January, 1995 to September, 1999).

Richard W. Lowry (Age 67)      Trustee       1995      Private Investor since August, 1987          121(3)             None
10701 Charleston Drive                                 (formerly Chairman and Chief Executive
Vero Beach, FL 32963                                   Officer, U.S. Plywood Corporation
                                                       (building products manufacturer)).

                                                                                                   Number of
                                          Year First                                             Portfolios in
                               Position   Elected or                                             Fund Complex
        Name, Address            with    Appointed to           Principal Occupation(s)           Overseen by   Other Directorships
          and Age               Funds      Office(1)            During Past Five Years              Trustee            Held
-----------------------------  --------  ------------  ----------------------------------------  -------------  --------------------
DISINTERESTED TRUSTEES
Charles R. Nelson (Age 61)     Trustee       1981      Professor of Economics, University of          119               None
Department of Economics                                Washington, since January, 1976; Ford
University of Washington                               and Louisa Van Voorhis Professor of
Seattle, WA 98195                                      Political Economy, University of
                                                       Washington, since September, 1993;
                                                       Director, Institute for Economic
                                                       Research, University of Washington,
                                                       since September, 2001; Adjunct Professor
                                                       of Statistics, University of Washington,
                                                       since September, 1980; Associate Editor,
                                                       Journal of Money Credit and Banking,
                                                       since September, 1993; consultant on
                                                       econometric and statistical matters.

John J. Neuhauser (Age 60)     Trustee       1985      Academic Vice President and Dean of            122(3)(4)  Saucony, Inc.
84 College Road                                        Faculties since August, 1999, Boston                      (athletic footwear)
Chestnut Hill, MA 02467-3838                           College (formerly Dean, Boston College
                                                       School of Management from September,
                                                       1977 to September, 1999).

Patrick J. Simpson (Age 58)    Trustee       2000      Partner, Perkins Coie L.L.P. (law firm).       119               None
1211 S.W. 5th Avenue
Suite 1500
Portland, OR 97204

Thomas E. Stitzel (Age 67)     Trustee       1998      Business Consultant since 1999 (formerly       119               None
2208 Tawny Woods Place                                 Professor of Finance from 1975 to 1999
Boise, ID  83706                                       and Dean from 1977 to 1991, College of
                                                       Business, Boise State University);
                                                       Chartered Financial Analyst.

                                                                                                  Number of
                                          Year First                                            Portfolios in
                               Position   Elected or                                            Fund Complex
        Name, Address            with    Appointed to           Principal Occupation(s)          Overseen by    Other Directorships
          and Age               Funds      Office(1)            During Past Five Years             Trustee             Held
-----------------------------  --------  ------------  ---------------------------------------  -------------  ---------------------
DISINTERESTED TRUSTEES
Thomas C. Theobald (Age 66)    Trustee       1996      Managing Director, William Blair              119       Anixter International
227 West Monroe Street           and                   Capital Partners (private equity                          (network support
Suite 3500                     Chairman                investing) since September, 1994.                             equipment
Chicago, IL 60606               of the                                                                         distributor), Ventas
                                Board                                                                            Inc. (real estate
                                                                                                                 investment trust);
                                                                                                                Jones Lang LaSalle
                                                                                                                   (real estate
                                                                                                               management services)
                                                                                                                  and MONY Group
                                                                                                                  (life insurance).

Anne-Lee Verville (Age 58)     Trustee       1998      Author and speaker on educational            120(4)     Chairman of the Board
359 Stickney Hill Road                                 systems needs (formerly General                         of Directors, Enesco
Hopkinton, NH  03229                                   Manager, Global Education Industry,                          Group, Inc.
                                                       IBM Corporation (computer and                            (designer, importer
                                                       technology) from 199 to 1997).                           and distributor of
                                                                                                                   giftware and
                                                                                                                   collectibles).

Richard L. Woolworth (Age 62)  Trustee       1991      Retired since December 2003                   119       NW Natural (natural
100 S.W. Market Street                                 (formerly Chairman and Chief                            gas service provider)
#1500                                                  Executive Officer, The Regence Group
Portland, OR 97207                                     (regional health insurer); Chairman
                                                       and Chief Executive Officer
                                                       BlueCross BlueShield of Oregon;
                                                       Certified Public Accountant, Arthur
                                                       Young & Company)

                                                                                                  Number of
                                          Year First                                            Portfolios in
                               Position   Elected or                                            Fund Complex
        Name, Address            with    Appointed to           Principal Occupation(s)          Overseen by    Other Directorships
          and Age               Funds      Office(1)            During Past Five Years             Trustee             Held
-----------------------------  --------  ------------  ---------------------------------------  -------------  ---------------------
INTERESTED TRUSTEE
William E. Mayer(2) (Age 63)   Trustee       1994      Managing Partner, Park Avenue Equity         121(3)     Lee Enterprises
399 Park Avenue                                        Partners (private equity) since                         (print media),
Suite 3204                                             February, 1999 (formerly Founding                       WR Hambrecht + Co.
New York, NY 10022                                     Partner, Development Capital LLC                        (financial service
                                                       from November 1996 to February,                         provider); First
                                                       1999).                                                  Health (healthcare);
                                                                                                               Systech Retail
                                                                                                               Systems (retail
                                                                                                               industry technology
                                                                                                               provider); Readers
                                                                                                                Digest (publishing)

(1)In October 2003, the trustees of the Liberty Funds and Stein Roe Funds were elected to the boards of the Columbia Funds; simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Fund Complex.



(2)Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.



(3)Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the All-Star Funds.



(4)Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

                                                  Year First
                                                  Elected or
        Name, Address           Position with    Appointed to                      Principal Occupation(s)
          And Age                   Funds           Office                         During Past Five Years
-----------------------------  ----------------  ------------  --------------------------------------------------------------
OFFICERS
J. Kevin Connaughton (Age 39)  President and         2000      President of the Columbia Funds, Liberty Funds and Stein Roe
One Financial Center             Treasurer                     Funds since March, 2004; Chief Financial Officer of the
Boston, MA 02111                                               Columbia Funds since January, 2003; Treasurer of the Columbia
                                                               Funds since October, 2003 and of the Liberty Funds, Stein Roe
                                                               Funds and Al Funds since December, 2000; Vice President of the
                                                               Advisor since April, 2003 (formerly Controller of the Liberty
                                                               Funds and All-Star Funds from February, 1998 to October,
                                                               2000); Treasurer of the Galaxy Funds since September, 2002;
                                                               Treasurer, Columbia Management Multi-Strategy Hedge Fund, LLC
                                                               since December, 2002 (formerly Vice President of Colonial from
                                                               February, 1998 to October, 2000 and Senior Tax Manager,
                                                               Coopers & Lybrand, LLP from April, 1996 to January, 1998).

Vicki L. Benjamin (Age 42)     Chief Accounting      2001      Controller of the Columbia Funds since July, 2003 and of the
One Financial Center             Officer and                   Liberty Funds, Stein Roe Funds and All-Star Funds since May,
Boston, MA 02111                 Controller                    2002 Chief Accounting Officer of the Columbia Funds since
                                                               July, 2003 and Liberty Funds, Stein Roe Funds and All-Star
                                                               Funds since June, 2001; Controller and Chief Accounting
                                                               Officer of the Galaxy Funds since September, 2002 (formerly
                                                               Vice President, Corporate State Street Bank and Trust Company
                                                               from May, 1998 to April, 2001; Audit Manager from July, 1994 to June, 1997; Senior Audit Manager from July, 1997 to May,
                                                               1998, Coopers & Lybrand, LLP).

David A. Rozenson (Age 49)        Secretary          2003      Secretary of the Columbia Funds, Liberty Funds, Stein Roe
One Financial Center                                           Funds and All-Star Funds since December, 2003; Senior Counsel,
Boston, MA 02111                                               Fleet Boston Financial Corporation since January, 1996;
                                                               Associate General Counsel, Columbia Management Group since
                                                               November, 2002.

TRUSTEE POSITIONS


         As of December 31, 2003, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston, Columbia Management, another investment advisor, sub-advisor or portfolio manager of any of the Funds in the Fund Complex or any person controlling, controlled by or under common control with any such entity.


APPROVING THE INVESTMENT ADVISORY CONTRACT


         In determining to approve the most recent annual extension of the Funds' management agreements, the Trustees met over the course of the year with the relevant investment advisory personnel from Columbia Management and considered information provided by Columbia Management relating to the education, experience and number of investment professionals and other personnel providing services under those agreements. See "Trust Management Organizations" in the Funds' Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the Fund Complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by Columbia Management to the Funds were appropriate to fulfill effectively Columbia Management's duties under the agreements. The Trustees also considered the business reputation of Columbia Management and its financial resources, and concluded that Columbia Management would be able to meet any reasonably foreseeable obligations under the agreements.



         The Trustees received information concerning the investment philosophy and investment process applied by Columbia Management in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectus. In this connection, the Trustees considered Columbia Management's in-house research capabilities as well as other resources available to Columbia Management's personnel, including research services available to Columbia Management as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that Columbia Management's investment process, research capabilities and philosophy were well suited to the Funds, given the Funds' investment goals and policies.



         The Trustees considered the scope of the services provided by Columbia Management to the Funds under the agreements relative to services provided by third parties to other mutual funds. See "Trust Charges and Expenses" and "Management Arrangements." The Trustees concluded that the scope of Columbia Management's services to the Funds was consistent with the Funds' operational requirements, including, in addition to their investment goals, compliance with the Funds' investment restrictions, tax and reporting requirements and related shareholder services.



         The Trustees considered the quality of the services provided by Columbia Management to the Funds. The Trustees evaluated Columbia Management's record with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated the procedures of Columbia Management designed to fulfill Columbia Management's fiduciary duty to the Funds with respect to possible conflicts of interest, including Columbia Management's code of ethics (regulating the personal trading of its officers and employees) (see "Code of Ethics"), the procedures by which Columbia Management allocates trades among its various investment advisory clients and the record of Columbia Management in these matters. The Trustees also received information concerning standards of Columbia Management with respect to the execution of portfolio transactions. See "Portfolio Transactions."

         The Trustees considered Columbia Management's management of non-advisory services provided by persons other than Columbia Management by reference, among other things, to the Funds' total expenses and the reputation of the Funds' other service providers. The Trustees also considered information provided by third parties relating to the Funds' investment performance relative to their performance benchmark(s), relative to other similar funds managed by Columbia Management and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including the Funds' one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Funds' Prospectus), as well as factors identified by Columbia Management as contributing to the Funds' performance. See the Funds' most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of Columbia Management's services was sufficient to merit reapproval of the agreements for another year.



         In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreements. The Trustees reviewed information concerning fees paid to investment advisors of similarly managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to Columbia Management. The Trustees evaluated Columbia Management's profitability with respect to the Funds, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by each Fund directly to Columbia Management, but also so-called "fallout benefits" to Columbia Management such as reputational value derived from serving as investment Advisor to the Funds and the research services available to Columbia Management by reason of brokerage commissions generated by the Funds' turnover. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Funds" in the Funds' Prospectus.



         Based on the foregoing, the Trustees concluded that the fees to be paid Columbia Management under the management agreements were fair and reasonable, given the scope and quality of the services rendered by Columbia Management.


General


         Messrs. Lowry, Mayer and Neuhauser are also trustees/directors of the Liberty All-Star Funds. Mr. Neuhauser and Ms. Verville are also directors of Columbia Management Multi-Strategy Hedge Fund, LLC.

COMPENSATION OF TRUSTEES


         The Trustees serve as trustees of all open-end Funds managed by Columbia Management for which each Trustee will receive an annual retainer of $45,000 and attendance fees of $9,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. Beginning in December, 2003, Mr. Theobald began serving as the Chairman of the Board. Mr. Theobald receives an additional annual retainer of $40,000 for serving in this capacity. All committee chairs, except the Audit Committee chair, receive an annual retainer of $5,000 and members of Committees, except the Audit Committee, receive $1,500 for each committee meeting . The Audit Committee chair receives an annual retainer of $10,000 and each Audit Committee member receives $2,000 for each Audit Committee meeting. Committee members receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.



         Columbia Management or its affiliates pay the compensation of all the officers of the funds in the Fund Complex advised by Columbia Management, including the Trustees who are affiliated with Columbia Management. For the fiscal and calendar year ended December 31, 2003, the Trustees received the following compensation for serving as Trustees:



                                                 Total Compensation from the
                             Pension or           Fund Complex Paid to the
                         Retirement Benefits    Trustees for the Calendar Year
                         Accrued as part of                 Ended
     Trustee(a)           Fund Expenses (b)         December 31, 2003 (a)
---------------------    -------------------    ------------------------------
Douglas A. Hacker                N/A                       $ 115,500
Janet Langford Kelly             N/A                         101,500
Richard W. Lowry                 N/A                         128,150
Salvatore Macera(c)              N/A                          56,500
William E. Mayer                 N/A                         133,150
Charles R. Nelson                N/A                         155,073
John J. Neuhauser                N/A                         143,568
Patrick J. Simpson               N/A                          64,234
Thomas E. Stitzel                N/A                         103,500
Thomas C. Theobald(d)            N/A                         110,250
Anne-Lee Verville(e)             N/A                         128,250
Richard L. Woolworth             N/A                          64,234

                              Aggregate             Aggregate              Aggregate              Aggregate
                           Compensation from    Compensation from      Compensation from      Compensation from
                          the International      the Growth Fund &    the Strategic Income    the Tiger Fund for
                         Fund for the Fiscal      Income for the      Fund for the Fiscal      the Fiscal Year
                             Year Ended         Fiscal Year Ended         Year Ended                Ended
     Trustee              December 31, 2003     December 31, 2003      December 31, 2003      December 31, 2003
---------------------    -------------------    ------------------    --------------------    ------------------
Douglas A. Hacker                $46                  $ 957                  $ 884                   $536
Janet Langford Kelly              38                    844                    780                    473
Richard W. Lowry                  44                    862                    798                    485
Salvatore Macera(c)                0                    460                    455                    275
William E. Mayer                  40                    911                    840                    509
Charles R. Nelson                 38                    929                    865                    525
John J. Neuhauser                 46                    991                    917                    556
Patrick J. Simpson                89                    150                    119                     71
Thomas E. Stitzel                 46                    858                    791                    480
Thomas C. Theobald(d)             44                    918                    845                    513
Anne-Lee Verville(e)              52                  1,054                    979                    594
Richard L. Woolworth              89                    150                    119                     71



                              Aggregate              Aggregate              Aggregate
                          Compensation from      Compensation from      Compensation from
                          the Small Cap Fund    the High Yield Fund    the Real Estate Fund
                         for the Fiscal Year    for the Fiscal Year    for the Fiscal Year
                                Ended                  Ended                  Ended
     Trustee              December 31, 2003      December 31, 2003      December 31, 2003
---------------------    -------------------    -------------------    --------------------
Douglas A. Hacker               $525                    $39                     $33
Janet Langford Kelly             463                     32                      27
Richard W. Lowry                 474                     37                      31
Salvatore Macera(c)              266                      0                       0
William E. Mayer                 499                     34                      28
Charles R. Nelson                513                     32                      27
John J. Neuhauser                545                     39                      33
Patrick J. Simpson                73                     76                      64
Thomas E. Stitzel                470                     39                      33
Thomas C. Theobald(d)            502                     37                      31
Anne-Lee Verville(e)             582                     44                      37
Richard L. Woolworth              73                     76                      64

                               Aggregate
                           Compensation from            Aggregate                  Aggregate
                         the Select Value Fund      Compensation from          Compensation from
                          for the Fiscal Year     the 500 Index Fund for    the Equity Fund for the
                                Ended             the Fiscal Year Ended        Fiscal Year Ended
      Trustee              December 31, 2003        December 31, 2003          December 31, 2003
---------------------    ---------------------    ----------------------    -----------------------
Douglas A. Hacker                $540                      $553                      $41
Janet Langford Kelly              476                       488                       33
Richard W. Lowry                  488                       500                       39
Salvatore Macera(c)               274                       281                        0
William E. Mayer                  513                       526                       35
Charles R. Nelson                 528                       541                       33
John J. Neuhauser                 561                       575                       41
Patrick J. Simpson                 74                        77                       79
Thomas E. Stitzel                 483                       495                       41
Thomas C. Theobald(d)             516                       529                       39
Anne-Lee Verville(e)              599                       613                       46
Richard L. Woolworth               74                        77                       79



(a) As of December 31, 2003, the Fund Complex consisted of 132 open-end and 15 closed-end management investment company portfolios. Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth, then directors/trustees of the Columbia Funds, were appointed to the board of trustees of the Liberty Funds and Stein Roe Funds. Also effective October 8, 2003, the trustees of the Liberty Funds and the Stein Roe Funds were elected as directors/trustees of the Columbia Funds. A single combined board of trustees/directors now oversees all of the Liberty Funds, Stein Roe Funds and Columbia Funds. The All-Star Funds, Columbia Management Multi-Strategy Hedge Fund, LLC, the Galaxy Funds, the Acorn Funds and the WAT Funds each have separate boards of trustees/directors.



(b) The Funds do not currently provide pension or retirement plan benefits to the Trustees.



(c) Mr. Macera retired as a Trustee from the Board of Trustees effective June 18, 2003.



(d) During the fiscal year ended December 31, 2003, Mr. Theobald deferred the following amounts of his compensation for each Fund listed: $411 for the Growth & Income Fund, $399 for the Strategic Income Fund, $246 for the Tiger Fund, $238 for the Small Cap Fund, $244 for the Select Value Fund and $251 for the 500 Index Fund, and $50,750 of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2003, the value of Mr. Theobald's account under that plan was $55,587.

(e) During the fiscal year ended December 31, 2003, Ms. Verville deferred the following amounts of her compensation for each Fund listed: $230 for the Growth & Income Fund, $418 for the Strategic Income Fund, $258 for the Tiger Fund, $132 for the Small Cap Fund, $256 for the Select Value Fund and $139 for the 500 Index Fund pursuant to the deferred compensation plan. During the calendar year ended December 31, 2003, she deferred $53,250 of her total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2003, the value of Ms. Verville's account under that plan was $516,001.


ROLE OF THE BOARD OF TRUSTEES


         The Trustees of the Funds are responsible for the overall management and supervision of the Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers for the Funds and review the Funds' performance. The Trustees have created several committees to perform specific functions for the Funds. Mr. Theobald was elected Chairman of the Board of Trustees of the Liberty Funds, Stein Roe Funds and Columbia Funds effective December, 2003.


AUDIT COMMITTEE


         Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board of Trustees of the Funds. Prior to October 8, 2003, Ms. Verville and Messrs. Hacker, Nelson and Neuhauser were members of the Audit Committee of the Board of Trustees of the Fund. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds and certain service providers. For the fiscal year ended December 31, 2003, the Audit Committee convened ten times.


GOVERNANCE COMMITTEE


         Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Funds. Prior to October 8, 2003, Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald were members of the Governance Committee of the Board of Trustees of the Fund. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. For the fiscal year ended December 31, 2003, the Governance Committee convened five times.


ADVISORY FEES & EXPENSES COMMITTEE


         Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Funds. Prior to October 8, 2003, Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald were members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Fund. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended December 31, 2003, the Advisory Fees & Expenses Committee convened five times.



INVESTMENT OVERSIGHT COMMITTEES



Beginning in 2004, each Trustee of the Funds also began serving on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Fund Complex and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds in the Fund Complex which they review:



         IOC#1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised), Municipal and Bank Loan.



         IOC#2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income - Multi Sector, Fixed Income - Core and Young Investor.



         IOC#3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.



         IOC#4: Messrs. Nelson, Simpson and Woolworth are responsible for reviewing funds in the following asset categories:
                  Large/Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.

SHARE OWNERSHIP


         The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2003 (i) in each Fund and
(ii) in all funds in the Fund Complex.



                           Dollar Range of      Dollar Range of
                          Equity Securities    Equity Securities     Dollar Range of
                            Owned in the         Owned in the       Equity Securities
                            International           Growth            Owned in the
   Name of Trustee              Fund                 Fund              Tiger Fund
----------------------    -----------------    -----------------    -----------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                $0                    $0                   $0
Janet Langford Kelly             $0                    $0                   $0
Richard W. Lowry                 $0                    $0                   $0
Charles R. Nelson                $0                    $0                   $0
John J. Neuhauser                $0                    $0                   $0
Patrick J. Simpson               $0                    $0                   $0
Thomas E. Stitzel                $0                    $0                   $0
Thomas C. Theobald               $0                    $0                   $0
Anne-Lee Verville (a)            $0                    $0                   $0
Richard L. Woolworth             $0                    $0                   $0

INTERESTED TRUSTEE
William E. Mayer                 $0                    $0                   $0



                           Dollar Range of                          Dollar Range of      Dollar Range of
                          Equity Securities     Dollar Range of          Equity               Equity
                            Owned in the       Equity Securities    Securities Owned     Securities Owned
                             High Yield          Owned in the       in the Strategic    in the Real Estate
   Name of Trustee              Fund            Small Cap Fund         Income Fund             Fund
----------------------    -----------------    -----------------    ----------------    ------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                 $0                   $0                   $0                  $0
Janet Langford Kelly              $0                   $0                   $0                  $0
Richard W. Lowry                  $0                   $0                   $0                  $0
Charles R. Nelson                 $0                   $0                   $0                  $0
John J. Neuhauser                 $0                   $0                   $0                  $0
Patrick J. Simpson                $0                   $0                   $0                  $0
Thomas E. Stitzel                 $0                   $0                   $0                  $0
Thomas C. Theobald                $0                   $0                   $0                  $0
Anne-Lee Verville (a)             $0                   $0                   $0                  $0
Richard L. Woolworth              $0                   $0                   $0                  $0

INTERESTED TRUSTEE
William E. Mayer                  $0                   $0                   $0                  $0

                           Dollar Range of
                          Equity Securities     Dollar Range of      Dollar Range of
                            Owned in the       Equity Securities    Equity Securities
                            Select Value       Owned in the 500       Owned in the
   Name of Trustee              Fund              Index Fund          Equity Fund
----------------------    -----------------    -----------------    -----------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                 $0                  $0                   $0
Janet Langford Kelly              $0                  $0                   $0
Richard W. Lowry                  $0                  $0                   $0
Charles R. Nelson                 $0                  $0                   $0
John J. Neuhauser                 $0                  $0                   $0
Patrick J. Simpson                $0                  $0                   $0
Thomas E. Stitzel                 $0                  $0                   $0
Thomas C. Theobald                $0                  $0                   $0
Anne-Lee Verville(a)              $0                  $0                   $0
Richard L. Woolworth              $0                  $0                   $0

INTERESTED TRUSTEE
William E. Mayer                  $0                  $0                   $0



                             Aggregate Dollar Range of
                          Equity Securities Owned in all
                           Funds Overseen by Trustee in
   Name of Trustee                  Fund Complex
----------------------    ------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                 Over $100,000
Janet Langford Kelly              Over $100,000
Richard W. Lowry                  Over $100,000
Charles R. Nelson                 Over $100,000
John J. Neuhauser                 Over $100,000
Patrick J. Simpson               $50,001-100,000
Thomas E. Stitzel                $50,001-100,000
Thomas C. Theobald                Over $100,000
Anne-Lee Verville (a)                   $0
Richard L. Woolworth              Over $100,000

INTERESTED TRUSTEE
William E. Mayer                 $50,001-100,000



(a) Ms. Verville has elected to defer her compensation as a Trustee under the deferred compensation plan for independent Trustees of the Fund Complex. The value of her deferred compensation is determined as if the amounts had been invested, as of the date of deferral, in shares of one or more funds in the complex as specified by her. At December 31, 2003, the value of her deferred compensation account exceeded $100,000.

PRINCIPAL HOLDERS OF SECURITIES


         All the shares of the Funds are held of record by sub-accounts of separate accounts of Participating Insurance Companies on behalf of the owners of VA contracts and VLI policies, by Columbia Management or by the general account of Sun Life. At all meetings of shareholders of the Funds each Participating Insurance Company will vote the shares held of record by sub-accounts of its separate accounts as to which instructions are received from the VA contract and VLI policy owners on behalf of whom such shares are held only in accordance with such instructions. All such shares as to which no instructions are received (as well as, in the case of Sun Life, all shares held by its general account) will be voted in the same proportion as shares as to which instructions are received (with Sun Life's general account shares being voted in the proportions determined by instructing owners of Sun Life VA contracts and VLI policies). There is no requirement as to the minimum level of instructions which must be received from policy and contract owners. Accordingly, each Participating Insurance Company and Sun Life disclaims beneficial ownership of the shares of the Funds held of record by the sub-accounts of their respective separate accounts (or, in the case of Sun Life, its general account).



         As of record on March 31, 2004, the following shareholders owned of record 5% or more of one or more of each class of the following Funds' then outstanding shares:



INTERNATIONAL FUND



Class A



Keyport Life Insurance Company                   5.65%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481



Sun Life Assurance Company of Canada (U.S.)      88.32%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481



Class B



Keyport Life Insurance Company                   11.20%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481



Sun Life Assurance Company of Canada (U.S.)      88.80%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481

GROWTH & INCOME FUND



Class A



Keyport Life Insurance Company                   6.75%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481



Sun Life Assurance Company of Canada (U.S.)      84.53%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481



Class B



Keyport Life Insurance Company                   15.40%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481



Sun Life Assurance Company of Canada (U.S.)      82.23%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481


STRATEGIC INCOME FUND


Class A



Keyport Life Insurance Company                   8.04%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481



Sun Life Assurance Company of Canada (U.S.)      83.30%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481



Class B



Keyport Life Insurance Company                   15.21%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481



Sun Life Assurance Company of Canada (U.S.)      79.86%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481

TIGER FUND


Class A



Sun Life Assurance Company of Canada (U.S.)      90.39%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481



Class B



Sun Life Assurance Company of Canada (U.S.)      82.23%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481



Sun Life Financial                               13.18%
P.O. Box 9133
Wellesley Hills, MA  02481

SMALL CAP FUND


Class A



Keyport Life Insurance Company                   11.19%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481



Sun Life Assurance Company of Canada (U.S.)      71.03%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481



Liberty Life Assurance Co of Boston              6.18%
Policy Holder Svcs - Attn S. Labella
100 Liberty Way
Dover, NH  03820



Transamerica Life Insurance Company              9.96%
Attn FMG Accounting MS 4410
4333 Edgewood Road NE
Cedar Rapids, IA  52499-0001



Class B



Sun Life Assurance Company of Canada (U.S.)      17.53%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481



ING USA Annuity and Life Insurance Company       80.52%(*)
1475 Dunwoody Drive
Attn: John Stanziani
Westchester, PA 19380

HIGH YIELD FUND



Class A



Keyport Life Insurance Company                   10.55%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481



Sun Life Assurance Company of Canada (U.S.)      70.08%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481



American Skandia Life Assurance Co               11.44%
Attn: Alison Mitnick
1 Corporate Drive
9th Floor
Shelton, CT  06484-6208



Class B



Keyport Life Insurance Company                   10.56%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481



Sun Life Assurance Company of Canada (U.S.)      65.66%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481



Sun Life Financial                               8.66%
P.O. Box 9133
Wellesley Hills, MA  02481



IDS Life Insurance Company                       12.18%
1497 AXP Financial Center
Minneapolis, MN  55474



REAL ESTATE FUND



Class A



Sun Life Financial                               33.04%
P.O. Box 9133
Wellesley Hills, MA  02481

Sun Life Financial - LFD NY                      8.37%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481



American Skandia Life Assurance Co               58.45%
Attn: Alison Mitnick
1 Corporate Drive
9th Floor
Shelton, CT  06484-6208



Class B



Keyport Life Insurance Company                   15.65%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481



Sun Life Assurance Company of Canada (U.S.)      84.35%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481


SELECT VALUE FUND



Class A



Sun Life Assurance Company of Canada (U.S.)      9.76%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481



Transamerica Life Insurance Company              89.09%
Attn FMG Accounting MS 4410
4333 Edgewood Road NE
Cedar Rapids, IA  52499-0001



Class B



Keyport Life Insurance Company                   10.82%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481



Sun Life Assurance Company of Canada (U.S.)      86.70%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481

500 INDEX FUND


Class A



Sun Life Assurance Company of Canada (U.S.)      100.00%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481



Class B



Keyport Life Insurance Company                   14.89%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481



Sun Life Assurance Company of Canada (U.S.)      79.37%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481



EQUITY FUND



Class A



American Skandia Life Assurance Co               95.13%
Attn: Alison Mitnick
1 Corporate Drive
9th Floor
Shelton, CT  06484-6208



Class A



FIM Funding Inc.                                 100.00%
100 Federal Street
MADE 10021E
Boston, MA  02110-1802



(*) As of record on March 31, 2004, this Participating Insurance Company owned 25% or more of the then outstanding shares of the Fund indicated and, therefore, may be deemed to "control" the Fund.

CUSTODIAN


         State Street Corporation, located at 2 Avenue De Lafayette, Boston, MA 02111-2900, is custodian of the securities and cash owned by all of the Funds. The custodian is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by persons authorized by the Trust. The custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Trust. Portfolio securities of the Funds purchased in the U.S. are maintained in the custody of the custodian and may be entered into the Federal Reserve Book Entry system, or the security depository system of the Depository Trust & Clearing Company or other securities depository systems. Portfolio securities purchased outside the U.S. are maintained in the custody of various foreign branches of the custodian and/or third party subcustodians, including foreign banks and foreign securities depositories.


                              OTHER CONSIDERATIONS

PORTFOLIO TURNOVER

         Although no Fund purchases securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by any Fund and a Fund's annual portfolio turnover rate may vary significantly from year to year. A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. Although the Funds cannot predict portfolio turnover rate, it is estimated that, under normal circumstances, the annual rate for each Fund will be no greater than 100%. The portfolio turnover rates of the Funds are shown under "Financial Highlights" in the Prospectuses.

         If a Fund writes a substantial number of call or put options (on securities or indexes) or engages in the use of futures contracts or options on futures contracts (all referred to as "Collateralized Transactions"), and the market prices of the securities underlying the Collateralized Transactions move inversely to the Collateralized Transaction, there may be a very substantial turnover of the portfolios. The Funds pay brokerage commissions in connection with options and futures transactions and effecting closing purchase or sale transactions, as well as for the purchases and sales of other portfolio securities other than fixed income securities.

         International Fund may be expected to experience a higher portfolio turnover rate if such Fund makes a change in its investments from one geographic sector (e.g., Europe; Japan; emerging Asian markets; etc.) to another geographic sector. Costs will be greater if the change is from the sector in which the greatest proportion of its assets are invested.

SUSPENSION OF REDEMPTIONS

         The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (i) for any period during which trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closing, (ii) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Funds is not reasonably practicable, or (iii) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.

VALUATION OF SECURITIES

         The assets of the Funds are valued as follows:


         Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where Columbia Management (the Trust's pricing and bookkeeping agent) deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on Nasdaq are valued at the last sale price (or the closing price reported by the Nasdaq system, if different, as applicable). Listed securities for which there were no sales during the day and unlisted securities are valued at the last quoted bid prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost when such cost approximates market value pursuant to procedures approved by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate as of 3:00 p.m. Eastern time. Portfolio positions for which there are no such valuations and other assets are valued at fair value as determined in good faith under the direction of the Trustees.


         The net asset value of shares of each Fund is normally calculated as of the close of regular trading on the NYSE, currently 4:00 p.m., Eastern time, on every day the NYSE is open for trading, except on days where both (i) the degree of trading in a Fund's portfolio securities would not materially affect the net asset value of that Fund's shares and (ii) no shares of a Fund were tendered for redemption and no purchase order was received. The NYSE is open Monday through Friday, except on the following holidays: New Year's Day, Martin Luther King Jr., Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

PORTFOLIO TRANSACTIONS

         The Trust has no obligation to do business with any broker-dealer or group of broker-dealers in executing transactions in securities with respect to the Funds, and the Funds have no intention to deal exclusively with any particular broker-dealer or group of broker-dealers.


         Each of Columbia Management and SSgA FM (each an "Advisor") places the transactions of the Funds with broker-dealers selected by it and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time may also execute portfolio transactions with such broker-dealers acting as principals.

         Except as described below in connection with commissions paid to a clearing agent on sales of securities, it is each Fund's policy and the policy of its Advisor always to seek best execution, which is to place the Fund's transactions where the Fund can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when the Advisor believes that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.


         Subject to such policy of always seeking best execution, and subject to the additional matters described below regarding each of International Fund and Tiger Fund, securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to an Advisor, the Funds or other accounts as to which such Advisor exercises investment discretion. Such advisor may use all, some or none of such research services in providing investment advisory services to each of its clients, including the Fund(s) it advises. To the extent that such services are used by the Advisors, they tend to reduce their expenses. It is not possible to assign an exact dollar value for such services.


         Subject to such policies as the Board of Trustees may determine, each of the Advisors may cause a Fund to pay a broker-dealer that provides brokerage and research services to it an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for a Fund in excess of the amount of commission that another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). An Advisor placing a brokerage transaction must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided to it by the executing broker-dealer viewed in terms of that particular transaction or its overall responsibilities to the applicable Fund and all its other clients.

         Certain of the other accounts of any of the Advisors may have investment goals and programs that are similar to those of the Funds. Accordingly, occasions may arise when each of the Advisors engages in simultaneous purchase and sale transactions of securities that are consistent with the investment goals and programs of a Fund and such other accounts. On those occasions, the Advisor will allocate purchase and sale transactions in an equitable manner according to written procedures as approved by the Board of Trustees. Such procedures may, in particular instances, be either advantageous or disadvantageous to a Fund.

         Consistent with applicable rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution and such other policies as the Board of Trustees may determine, each of the Advisors may consider sales of VA contracts and VLI policies as a factor in the selection of broker-dealers to execute securities transactions for the Funds.

         ADDITIONAL MATTERS PERTAINING TO INTERNATIONAL FUND. The portfolio manager for the International Fund is James M. McAlear. The Fund and the other accounts advised by this manager sometimes invest in the same securities and sometimes enter into similar transactions utilizing futures contracts and foreign currencies. In certain cases, purchases and sales on behalf of the Fund and such other accounts will be bunched and executed on an aggregate basis. In such cases, each participating account (including the International Fund) will receive the average price at which the trade is executed. Where less than the desired aggregate amount is able to be purchased or sold, the actual amount purchased or sold will be allocated among the participating accounts (including the International Fund) in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, futures or currencies as far as the International Fund is concerned, Columbia Management believes that in most cases these practices should produce better executions. It is the opinion of Columbia Management that the advantages of these practices outweigh the disadvantages, if any, which might result from them.



         Portfolio transactions on behalf of the International Fund may be executed by broker-dealers who provide research services to Columbia Management which are used in the investment management of such Fund or other accounts over which Columbia Management exercises investment discretion. Such transactions will be effected in accordance with the policies described above. No portfolio transactions on behalf of the Fund will be directed to a broker-dealer in consideration of the broker-dealer's provision of research services to Columbia Management , unless a determination is made that such research assists Columbia Management in its investment management of the International Fund or other accounts over which Columbia Management exercises investment discretion.

         The table below shows information on brokerage commissions paid by each Fund during the periods indicated.



                                                             International      Growth &
                                                                 Fund         Income Fund      Tiger Fund
                                                             -------------    ------------    ------------
Total amount of brokerage commissions paid during 2003       $     385,757    $    535,053    $     50,081

Total amount of directed transactions paid during 2003       $  21,408,601    $ 40,081,156    $    753,366

Total amount of commissions on directed transactions
paid during 2003                                             $      73,123         $83,618    $      3,102

Total amount of brokerage commissions paid during 2003 to
AlphaTrade Inc. (% of total commission paid)                            (a)             (a)             (a)

Total amount of brokerage commissions paid during 2003 to
Fleet Securities, Inc. (% of total commission paid)          $           0    $          0    $          0

Total amount of brokerage commissions paid during 2002       $      85,257    $    488,274    $     96,758

Total amount of directed transactions paid during 2002       $   8,284,770    $ 23,756,750    $  3,276,856

Total amount of commissions on directed transactions
paid during 2002                                             $      22,537    $     78,392    $     18,271

Total amount of brokerage commissions paid during 2002 to                     $     19,051
AlphaTrade Inc. (% of total commission paid)                 $           0              (4%)  $          0

Total amount of brokerage commissions paid during 2002 to                     $        670
Fleet Securities, Inc. (% of total commission paid)          $           0              (1%)  $          0

Total amount of brokerage commissions paid during 2001       $      80,747    $    305,430    $     96,746

Total amount of directed transactions paid during 2001       $   4,951,119    $ 33,589,874    $  3,680,909

Total amount of commissions on directed transactions
paid during 2001                                             $      13,907    $     59,020    $     14,719

Total amount of brokerage commissions paid during 2001 to                     $     41,426
AlphaTrade Inc. (% of total commission paid)                 $           0             (14%)  $          0

Total amount of brokerage commissions paid during 2001 to
Fleet Securities, Inc. (% of total commission paid)                    N/A*            N/A*            N/A*

                                                             High Yield    Small Cap     Strategic     Real Estate
                                                              Fund (b)       Fund       Income Fund     Fund (b)
                                                             ----------    ---------    -----------    -----------
Total amount of brokerage commissions paid during 2003       $        0    $ 169,617    $   169,617    $    22,542

Total amount of directed transactions paid during 2003       $        0    $       0    $         0    $    26,769

Total amount of commissions on directed transactions
paid during 2003                                             $        0    $       0    $         0    $       240

Total amount of brokerage commissions paid during 2003 to
AlphaTrade Inc. (% of total commission paid)                         (a)          (a)            (a)            (a)

Total amount of brokerage commissions paid during 2002       $        0    $ 100,639    $        23    $ 2,614,889

Total amount of directed transactions paid during 2002       $        0    $  31,460    $         0    $15,810,728

Total amount of commissions on directed transactions
paid during 2002                                             $        0    $     100    $         0    $    36,823

Total amount of brokerage commissions paid during 2002 to                  $   1,491
AlphaTrade Inc. (% of total commission paid)                 $        0           (1%)  $         0    $         0

Total amount of brokerage commissions paid during 2001       $        0    $  23,720    $       592    $     2,330

Total amount of directed transactions paid during 2001       $        0    $ 237,534    $         0    $    33,076

Total amount of commissions on directed transactions
paid during 2001                                             $        0    $     625    $         0    $        77

Total amount of brokerage commissions paid during 2001 to                  $   4,089
AlphaTrade Inc. (% of total commission paid)                        N/A*         (17%)  $         0            N/A*

Total amount of brokerage commissions paid during 2001 to
Quick & Reilly Institutional Trading and Robertson
Stephens, Inc. (% of total commission paid)                  $        0          N/A*           N/A*   $         0

                                                             Select Value                        Equity
                                                                 Fund        500 Index Fund      Fund (b)
                                                             ------------    --------------    -----------
Total amount of brokerage commissions paid during 2003       $     14,720     GETTING FROM     $    24,427
                                                                                 SSGA

Total amount of directed transactions paid during 2003       $          0                      $ 4,095,960

Total amount of commissions on directed transactions
paid during 2003                                             $          0                      $     5,960

Total amount of brokerage commissions paid during 2003 to
AlphaTrade Inc. (% of total commission paid)                           (a)                              (a)

Total amount of brokerage commissions paid during 2003 to                                      $     1,425
Fleet Securities, Inc. (% of total commission paid)          $          0                            (5.83%)

Total amount of brokerage commissions paid during 2002       $     19,391    $        7,997    $     3,911

Total amount of directed transactions paid during 2002       $    180,466    $            0    $   112,363

Total amount of commissions on directed transactions
paid during 2002                                             $        385    $            0    $       164

Total amount of brokerage commissions paid during 2002 to    $        597
AlphaTrade Inc. (% of total commission paid)                           (3%)  $            0            N/A*

Total amount of brokerage commissions paid during 2001       $     10,870    $        8,269    $   134,455

Total amount of directed transactions paid during 2001       $      9,661    $            0    $10,541,467

Total amount of commissions on directed transactions
paid during 2001                                             $         10    $            0    $    15,380

Total amount of brokerage commissions paid during 2001 to    $        993
AlphaTrade Inc. (% of total commission paid)                           (9%)  $            0            N/A*

Total amount of brokerage commissions paid during 2001 to
Quick & Reilly Institutional Trading and Robertson                                             $    12,630
Stephens, Inc. (% of total commission paid)                           N/A*              N/A*            (9%)

         An increase in brokerage commissions can be due to a number of factors. For example, a Fund with a large portfolio turnover rate due to a new portfolio manager and new strategies or a Fund that had significant increases in assets causing more securities to be purchased and, therefore, incurring more brokerage commissions.


         (*)      SEC rules do not require the reporting of commission
         information, as the entity named was not an affiliate of this Fund during that time.



         (a) As of May, 2002, AlphaTrade Inc. is no longer used for transactions.



         (b) The numbers for the years ended December 31, 2002 and 2001 apply to the Predecessor Fund to this Fund.

         The Trust is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during their most recent fiscal year. At December 31, 2003, the following Funds held securities of their regular brokers or dealers as set forth below:



         Name                     Broker/Dealer               Value
----------------------    -----------------------------    -----------
INTERNATIONAL FUND:       Credit Suisse Group              $ 1,915,830
                          Nomura Securities Co. LTD            715,653

GROWTH & INCOME FUND:     Citigroup, Inc.                   14,503,752
                          JP Morgan Chase & Co.              3,658,932
                          Merrill Lynch & Co., Inc.          2,003,601
                          Morgan Stanley                     1,967,406
                          State Street Corp.                 1,791,552

STRATEGIC INCOME FUND:    LaBranche & Co., Inc.                195,000

SMALL CAP FUND:           MFC Bancorp LTD                      614,560
                          LaBranche & Co., Inc.                201,891

SELECT VALUE FUND:        Janus Capital Group, Inc.            569,427
                          Bear Stearns Companies, Inc.         335,790
                          Citigroup, Inc.                      331,577
                          Lehman Brothers Holding, Inc.        270,270

500 INDEX FUND:    Citigroup, Inc.                      1,168,164
                   JP Morgan Chase & Co.                  348,458
                   Morgan Stanley                         293,864
                   Wachovia Corp.                         285,410
                   Merrill Lynch & Co., Inc.              261,344
                   Goldman Sachs Group, Inc.              222,340
                   Fleet Boston Financial Corp.           212,052
                   Marsh & McLennan Co., Inc.             116,516
                   Lehman Brothers Holding, Inc.           99,691
                   State Street Corp.                      78,953
                   Schwab (Charles) Corp.                  74,947
                   PNC Financial Services                  71,477
                   Mellon Financial Corp.                  63,770
                   Franklin Resources, Inc.                58,984
                   Principal Financial Group, Inc.         47,885
                   Bear Stearns Companies, Inc.            31,665
                   T Rowe Price Group                      29,916
                   Janus Capital Group, Inc.               16,541
                   Federated Investors, Inc. Class B       15,502

EQUITY FUND:       Citigroup, Inc.                      1,441,638
                   Goldman Sachs Group, Inc.              987,300
                   JP Morgan Chase & Co.                  863,155
                   Marsh & McLennan Co., Inc.             598,625
                   Merrill Lynch & Co., Inc.              431,664





INFORMATION ABOUT THE STANDARD & POOR'S 500 COMPOSITE

         The 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the 500 Index Fund. S&P has no obligation to take the needs of the Licensee or the owners of the 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the 500 Index Fund or the timing of the issuance or sale of the 500 Index Fund or in the determination or calculation of the equation by which the 500 Index Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the 500 Index Fund.

STOCK PRICE INDEX

         S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE 500 INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                       DESCRIPTION OF CERTAIN INVESTMENTS

         The following is a description of certain types of investments which may be made by one or more of the Funds.

MONEY MARKET INSTRUMENTS

         As stated in the Prospectus, each Fund may invest in a variety of high-quality money market instruments. The money market instruments that may be used by each Fund may include:

         UNITED STATES GOVERNMENT OBLIGATIONS. These consist of various types of marketable securities issued by the U.S. Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the U.S. Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of more than ten years. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities historically have involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds.

         UNITED STATES GOVERNMENT AGENCY SECURITIES. These consist of debt securities issued by agencies and instrumentalities of the U.S. Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association, Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks, the Federal National Mortgage Association, and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the U.S. Government (e.g., U.S. Treasury bills); (ii) guaranteed by the U.S. Treasury (e.g., Government National Mortgage Association mortgage-backed securities);
(iii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury (e.g., Federal National Mortgage Association Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., securities issued by the Farmer's Home Administration).

         BANK AND SAVINGS AND LOAN OBLIGATIONS. These include certificates of deposit, bankers' acceptances, and time deposits. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (e.g., to finance the import, export, transfer, or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. The Funds will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars, and is a member of the Federal Deposit Insurance Corporation ("FDIC"), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to each Fund's limitation on purchases of illiquid securities described under "Investment Restrictions" above. Investments by the Equity Fund in non-negotiable time deposits are limited to no more than 5% of the Fund's total assets at the time of purchase.

         SHORT-TERM CORPORATE DEBT INSTRUMENTS. These include commercial paper (i.e., short-term, unsecured promissory notes issued by corporations to finance short-term credit needs). Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Also included are non-convertible corporate debt securities (e.g., bonds and debentures). Corporate debt securities with a remaining maturity of less than 13 months are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. Each Fund may purchase corporate debt securities having greater maturities.

         Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) of the 1933 Act ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described above, Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with the guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities. The Funds may also purchase Rule 144A securities. See "Investment Restrictions" above for a discussion of possible consequences to the Funds as a result of investing in Rule 144A securities. In addition, the Funds may, consistent with their investment policies, invest in Canadian commercial paper and Europaper (U.S. dollar-denominated commercial paper of foreign issuers).

         REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as a Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The underlying securities will consist only of securities issued by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark-to-market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the value of that Fund's total assets would be invested in such agreements or other securities which are illiquid. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         The Funds will seek to assure that the amount of collateral with respect to any repurchase agreement is adequate. As with any extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy under creditworthiness standards approved by the Board of Trustees and only when the economic benefit to the Funds is believed to justify the attendant risks. The Board of

Trustees believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with commercial banks or registered broker-dealers.

         REVERSE REPURCHASE AGREEMENTS. The Funds may borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

         Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         ADJUSTABLE RATE AND FLOATING RATE SECURITIES. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

         Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         Floating rate instruments (generally corporate notes, bank notes or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g. daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.


         If a variable or floating rate instrument is not rated, Columbia Management must determine that such instrument is comparable to rated instruments eligible for purchase by a Fund and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of a Fund, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment.


INVESTMENT COMPANY SECURITIES

         Each of High Yield Fund, Real Estate Fund and Equity Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act.

         Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund or any other investment companies advised by Columbia Management.


REITS

         The Real Estate Fund may invest without limit in real estate investment trusts ("REITs"). The Equity Fund may invest up to 10% of its net assets in REITs. REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

         REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income principally from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the 1940 Act.

         REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES

         To the extent consistent with its investment policies, the High Yield Fund, Real Estate Fund and Equity Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables, home equity loans, manufactured housing loans, and other securitized assets. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved.

         Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         A Fund may invest in mortgage-backed securities that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund, should it invest in mortgage-backed securities, may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

         Mortgage-backed securities include fixed and adjustable Mortgage Pass-Through Certificates, which provide the holder with a pro-rata share of interest and principal payments on a pool of mortgages, ordinarily on residential properties. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Pass-Through Certificates guaranteed by GNMA (also known as "Ginnie Maes") are guaranteed as to the timely payment of principal and interest by GNMA, whose guarantee is backed by the full faith and credit of the United States. Mortgage-backed securities issued by FNMA include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are guaranteed as to timely payment of principal and interest by FNMA. They are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of FNMA to borrow from the Treasury. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC is required to remit the amount due on account of its guarantee of ultimate payment of principal no later than one year after it becomes payable.

         Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

         Mortgage-backed securities also include collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits, or REMICs. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Although the relative payment rights of these classes can be structured in a number of different ways, most often payments of principal are applied to the CMO classes in order of respective stated maturities. CMOs can expose a Fund to more volatility and interest rate risk than other types of mortgage-backed securities.

         The yield characteristics of asset-backed and mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate will have the effect of shortening the maturity of the security. If a Fund has purchased an asset-backed or mortgage-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.

         In general, the assets supporting non-mortgage asset-backed securities are of shorter maturity than the assets supporting mortgage-backed securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

         These characteristics may result in a higher level of price volatility for these assets under certain market conditions. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

MORTGAGE DOLLAR ROLLS

         To the extent consistent with its investment policies, the High Yield Fund, Real Estate Fund and Equity Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

         For financial reporting and tax purposes, the Fund proposes to treat mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

         Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

STRIPPED OBLIGATIONS

         To the extent consistent with its investment goals, the High Yield Fund, Real Estate Fund and Equity Fund may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

         SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Funds may fail to fully recoup their initial investments in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid. Obligations issued by the U.S. Government may be considered liquid under guidelines established by the Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share. The Advisor may determine that SMBS acquired by the Fund are liquid under guidelines established by the Board of Trustees.

INVESTMENTS IN LESS DEVELOPED COUNTRIES


         International Fund's investments in foreign securities may include investments in countries whose economies or securities markets are considered by Columbia Management not to be highly developed (referred to as "emerging market countries"). Normally no more than 40% of the International Fund's assets will be invested in such emerging market countries. As of May 1, 2004, the following countries were considered by Columbia Management to be emerging market countries:



                                Europe and the
   Asia        Latin America      Middle East       Africa
-----------    -------------    --------------    ------------
China          Argentina        Czech Republic    South Africa
India          Brazil           Estonia
Indonesia      Chile            Hungary
South Korea    Colombia         Israel
Malaysia       Mexico           Jordan
Pakistan       Peru             Poland
Philippines    Venezuela        Russia
Sri Lanka                       Turkey
Taiwan
Thailand



         Under normal market conditions, the Tiger Fund invests primarily in stocks of companies located in the Tiger countries of Asia. The countries or regions in which the Tiger Fund invests include Hong Kong, India, Singapore, South Korea, Sri Lanka, Taiwan, Malaysia, Thailand, Indonesia, the People's Republic of China and the Philippines.


FOREIGN CURRENCY TRANSACTIONS

         Each of International Fund, Real Estate Fund, Tiger Fund and Strategic Income Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. These Funds may purchase foreign currencies on a spot or forward basis in conjunction with their investments in foreign securities and to hedge against fluctuations in foreign currencies. International Fund, Real Estate Fund and Strategic Income Fund also may buy and sell currency futures contracts and options thereon for such hedging purposes. Strategic Income Fund also may buy options on currencies for hedging purposes.

         A Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with purchases or sales of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payments is declared, and the date on which such payments are made or received.

         A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and (if the Fund is so authorized) purchase and sell foreign currency futures contracts.

         For transaction hedging purposes a Fund which is so authorized may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on a currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

         When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, a Fund which is so authorized may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may enter into short sales of a foreign currency to hedge a position in a security denominated in that currency. In such circumstances, the Fund will maintain in a segregated account with its Custodian an amount of cash or liquid debt securities equal to the excess of (i) the amount of foreign currency required to cover such short sale position over (ii) the amount of such foreign currency which could then be realized through the sale of the foreign securities denominated in the currency subject to the hedge.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which the Fund can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS

         Each of International Fund, Real Estate Fund, Strategic Income Fund and Tiger Fund will enter into such contracts only when cash or equivalents equal in value to either (i) the commodity value (less any applicable margin deposits) or
(ii) the difference between the commodity value (less any applicable margin deposits) and the aggregate market value of all equity securities denominated in the particular currency held by the Fund have been deposited in a segregated account of the Fund's custodian. A forward currency contract involves an obligation to purchase or sell specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the Commodities Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange. (Tiger Fund may not invest in currency futures contracts.)

         Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Funds intend to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments or variation margin.

CURRENCY OPTIONS

         In general, options on currencies operate similarly to options on securities and are subject to many risks similar to those applicable to currency futures and forward contracts. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.


         Strategic Income Fund will only purchase or write currency options when Columbia Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.


         The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the value of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

         The value of a currency option reflects the value of an exchange rate which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd-lot market for the underlying currencies in connection with options at prices that are less favorable than for round-lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

VALUATIONS

         There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES

         Settlement procedures relating to the Funds' investments in foreign securities and to their foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in such Funds' domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION

         Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITARY RECEIPTS

         The Equity Fund may invest up to 20% of its total assets in ADRs, EDRs and CDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs (which are sometimes referred to as CDRs) are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. ADRs, EDRs and CDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund's limitations with respect to such securities. If the Fund invests in an unsponsored ADR, EDR or CDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR or CDR than is available for an issuer of securities underlying a sponsored ADR, EDR or CDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and CDRs involve risks similar to those accompanying direct investments in foreign securities.

CONVERTIBLE SECURITIES

         The High Yield Fund, Real Estate Fund and Equity Fund may from time to time, in accordance with their investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

         Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Advisor's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment goals. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

         Convertible bonds acquired by the High Yield Fund will generally be rated BB or lower by S&P or Ba or lower by Moody's. The High Yield Fund may acquire common stock in the following circumstances: (i) in connection with the purchase of a unit of securities that includes both fixed income securities and common stock; (ii) when fixed income securities held by the Fund are converted by the issuer into common stock; (iii) upon the exercise of warrants attached to fixed income securities held by the Fund; and (iv) when purchased as a part of a corporate transaction in which the holders of common stock will receive newly issued fixed income securities. Common stock acquired by the High Yield Fund in these circumstances may be held to permit orderly disposition or to establish long-term holding periods for federal income tax purposes.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

         The High Yield Fund, Real Estate Fund and Equity Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell eligible securities on a "forward commitment" basis. Each Fund may also purchase and sell eligible securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future.

         When a Fund agrees to purchase securities on a when-issued, forward commitment or delayed settlement basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its forward commitments, when-issued purchases or delayed settlements exceeds 25% of the value of its total assets.

         When a Fund engages in when-issued, forward commitment or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.

         When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of a Fund's total assets absent unusual market conditions. In the event a Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of the Advisor to manage the Fund might be adversely affected. The Funds will not engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their respective investment goals.

DERIVATIVE SECURITIES

         The High Yield Fund, Real Estate Fund and Equity Fund may from time to time, in accordance with their investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, options, futures, indexed securities, swap agreements and foreign currency exchange contracts.

         Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative security when it wants to because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, ambiguous documentation, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.


         Columbia Management will evaluate the risks presented by the derivative securities purchased by a Fund, and will determine, in connection with the day-to-day management of the Fund, how such securities will be used in furtherance of the Fund's investment goals. It is possible, however, that the Advisor's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur losses as a result of its investment in derivative securities.


OPTIONS ON SECURITIES


         Each of International Fund, High Yield Fund, Real Estate Fund and Equity Fund may purchase and sell options on individual securities.

         WRITING COVERED OPTIONS.


         A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of Columbia Management or the relevant portfolio manager, such transactions are consistent with the Fund's investment goals and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.


         A Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

         A Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

         A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

         If a Fund writes a call option but does not own the underlying security, and then it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

         PURCHASING PUT OPTIONS.

         A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

         PURCHASING CALL OPTIONS.

         A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

         OVER-THE-COUNTER ("OTC") OPTIONS.

         The Staff of the Division of Investment Management of the SEC has taken the position that OTC options purchased by a Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, a Fund will enter into OTC options transactions only with primary dealers in U.S. Government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in the money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable and
(iv) repurchase agreements maturing in more than seven days.

         RISK FACTORS IN OPTIONS TRANSACTIONS.


         The successful use of a Fund's options strategies depends on the ability of Columbia Management or the relevant portfolio manager to forecast interest rate and market movements correctly.


         When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

         The effective use of options also depends on a Fund's ability to terminate option positions at times when Columbia Management deems it desirable to do so. Although the Fund will take an option position only if Columbia Management believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.


         If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

         A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit a Fund's ability to realize its profits or limit its losses.

         Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation ("OCC") or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

         Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS


         Each of International Fund, Strategic Income Fund, High Yield Fund and Real Estate Fund may buy and sell certain futures contracts (and in certain cases related options), to the extent and for the purposes specified in the Prospectuses.


         A futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on a commodity exchange or boards of trade -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

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         Although futures contracts by their terms call for actual delivery or acceptance of the underlying financial instruments, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

         Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

         Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

         A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

         A Fund upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

OPTIONS ON FUTURES CONTRACTS

         A Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

         As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

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         A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

         Although permitted by their investment policies, the High Yield Fund and Real Estate Fund do not currently intend to write futures options during the current fiscal year.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS


         Successful use of futures contracts by a Fund is subject to Columbia Management's or the relevant portfolio manager's ability to predict correctly movements in the direction of interest rates and other factors affecting securities markets.


         Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

         There is no assurance that higher than anticipated trading activity or other unforeseen events might not at times render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

         To reduce or eliminate a hedge position held by a Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contacts or options), would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

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INDEX FUTURES CONTRACTS AND RELATED OPTIONS; ASSOCIATED RISKS

         An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. A Fund may enter into stock index future contracts, debt index futures contracts, or other index futures contracts (e.g., an interest rate futures contract), as specified in the Prospectus. A Fund may also purchase and sell options on index futures contracts, to the extent specified in the Prospectus.


         There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. Columbia Management or the relevant portfolio manager will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.



         Successful use of index futures by a Fund for hedging purposes is also subject to Columbia Management's or the relevant portfolio manager's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities subject to the hedge held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value in its portfolio securities. However, while this could occur to a certain degree, over time the value of the Fund's portfolio should tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.



         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures markets are less onerous than margin requirements in the securities markets, and as a result the futures markets may attract more speculators than the securities markets. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortions in the futures markets and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Columbia Management or a Fund's portfolio manager may still not result in a successful hedging transaction.


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         Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

SECURITIES LOANS


         Each of Growth & Income Fund, High Yield Fund, Real Estate Fund and Equity Fund may make loans of its portfolio securities amounting to not more than 30% of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. This collateral is deposited with the Trust's custodian which segregates and identifies these assets on its books as security for the loan. The borrower pays to the Fund an amount equal to any dividends, interest or other distributions received on securities lent. The borrower is obligated to return identical securities on termination of the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The Trust has adopted these policies, in part, so that interest, dividends and other distributions received on the loaned securities, the interest or fees paid by the borrower to the Fund for the loan, and the investment income from the collateral will qualify under certain investment limitations under Subchapter M of the Internal Revenue Code.


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                                       90

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            INDEPENDENT ACCOUNTANTS/AUDITORS AND FINANCIAL STATEMENTS


         PricewaterhouseCoopers LLP, independent accountants, with offices at 125 High Street, Boston, Massachusetts 02110-2624, serves as accountants for all of the Funds. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights have been included in the Prospectus, in reliance upon the reports of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.



         The financial statements of the Funds and Report of Independent Accountants appearing in the December 31, 2003 Annual Report of the Trust are incorporated in this SAI by reference.



         Ernst & Young LLP, independent auditors, with offices at 200 Clarendon Street, Boston, Massachusetts 02116, previously served as auditors for the Predecessor Funds and for the High Yield Fund, Real Estate Fund and Equity Fund. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights have been included in the Prospectus, in reliance upon the reports of Ernst & Young LLP given on the authority of said firm as experts in accounting and auditing.





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                                   APPENDIX I



                   COLUMBIA MANAGEMENT ADVISORS, INC. ("CMA")
                      PROXY VOTING POLICIES AND PROCEDURES
               ADOPTED JULY 1, 2003 AND REVISED FEBRUARY 11, 2004



POLICY:



ALL PROXIES FOR CLIENT SECURITIES FOR WHICH COLUMBIA MANAGEMENT ADVISORS, INC. ("CMA") HAS BEEN GRANTED AUTHORITY TO VOTE SHALL BE VOTED IN A MANNER CONSIDERED TO BE IN THE BEST INTERESTS OF CMA'S CLIENTS, INCLUDING THE CMG FAMILY FUNDS(1) AND THEIR SHAREHOLDERS WITHOUT REGARD TO ANY BENEFIT TO CMA OR ITS AFFILIATES. CMA SHALL EXAMINE EACH PROPOSAL AND VOTE AGAINST THE PROPOSAL, IF, IN ITS JUDGMENT, APPROVAL OR ADOPTION OF THE PROPOSAL WOULD BE EXPECTED TO IMPACT ADVERSELY THE CURRENT OR POTENTIAL MARKET VALUE OF THE ISSUER'S SECURITIES. IN ADDITION, CMA SHALL EXAMINE EACH PROPOSAL AND VOTE THE SECURITIES HELD ON BEHALF OF A CLIENT AGAINST THE PROPOSAL, IF, IN ITS JUDGMENT, THE PROPOSAL WOULD BE EXPECTED TO EFFECT ADVERSELY THE BEST INTEREST OF THE CLIENT. REFERENCES TO THE BEST INTEREST OF A CLIENT REFER TO THE INTEREST OF THE CLIENT IN TERMS OF THE POTENTIAL ECONOMIC RETURN ON THE CLIENT'S INVESTMENT. IN THE EVENT A CLIENT BELIEVES THAT ITS OTHER INTERESTS REQUIRE A DIFFERENT VOTE, CMA SHALL VOTE AS THE CLIENT INSTRUCTS.



CMA ADDRESSES POTENTIAL MATERIAL CONFLICTS OF INTEREST BY HAVING A PREDETERMINED VOTING POLICY. FOR THOSE PROPOSALS THAT REQUIRE SPECIAL CONSIDERATION OR IN INSTANCES WHERE SPECIAL CIRCUMSTANCES MAY REQUIRE VARYING FROM THE PREDETERMINED POLICY, THE PROXY COMMITTEE WILL DETERMINE THE VOTE IN THE BEST INTEREST OF CMA'S CLIENTS, WITHOUT CONSIDERATION OF ANY BENEFIT TO CMA, ITS AFFILIATES OR ITS OTHER CLIENTS.



OVERVIEW:



CMA's policy is based upon its fiduciary obligation to act in its clients' best interests. In addition, the SEC recently adopted rules under the Investment Company Act of 1940 and the Investment Advisers Act of 1940. These rules impose obligations with respect to proxy voting on investment advisers and investment companies.



PROCEDURES:



I.       ACCOUNT POLICIES



Except as otherwise directed by the client, CMA shall vote as follows:



SEPARATELY MANAGED ACCOUNTS



CMA shall vote proxies on securities held in its separately managed accounts.



COLUMBIA TRUST COMPANY (CTC) TRUST POOLS



CMA shall vote proxies on securities held in the trust pools.



CMG FAMILY FUNDS/CMA FUND TRUST



CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.


-------------
(1) A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, Inc.

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COLUMBIA PRIVATE PORTFOLIO



CMA shall vote proxies on securities held in its separately managed accounts.



II.      PROXY COMMITTEE



CMA shall establish a Proxy Committee whose standing members shall include the heads of active equity and equity research, as well as representatives from fund administration, compliance and legal. Each portfolio manager (or sub-adviser) of a fund or account which holds securities of an issuer having a shareholder meeting, as well as the head of the asset class for which the security was selected, shall be an ad hoc member of the Proxy Committee in connection with the vote of proxies for the meeting.



The Proxy Committee's functions shall include, in part,



          (a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined policy provided in the Voting Guidelines in III (A) below or which proposals require special consideration under III
              (B) below,



          (b) semi-annual review of this Proxy Voting Policy and Procedure to ensure consistency with internal policies and regulatory agency policies,



          (c) semi-annual review of existing Voting Guidelines and development of additional Voting Guidelines to assist in the review of proxy proposals, and



          (d) development and modification of Voting Procedures as it deems appropriate or necessary.



In determining the vote of any proposal for which it has responsibility, the Proxy Committee shall consider whether the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. In addition, the Proxy Committee shall examine the proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.



In determining the vote on any proposal, the Proxy Committee shall not consider any benefit to CMA, any of its affiliates, any of its or its affiliates' clients, or of its customers or service providers, other than benefits to the owner of the securities to be voted.



The Proxy Committee shall create a charter, which shall be consistent with this policy and procedure. The charter shall set forth the Committee's purpose, membership and operation. The charter shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.



III.     VOTING GUIDELINES



In general, proposals which are designed to either dissuade or preclude the acquisition and/or merger of one corporate entity by/with another, or have the effect of diluting the value of the existing shares outstanding, or reduce the shareholders' power over any company actions will be rejected.


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A.       THE PROXY COMMITTEE HAS ADOPTED THE FOLLOWING GUIDELINES FOR VOTING
         PROXIES:



1.       Matters Relating to the Board of Directors/Corporate Governance



         CMA generally will vote FOR:



            - Proposals for the election of directors or for an increase or decrease in the number of directors provided that a majority of directors would be independent.



                However, CMA generally will WITHHOLD votes for one or more director nominees if: (i) the board as proposed to be constituted would not have a majority of independent directors; or (ii) the board does not have nominating, audit and compensation committees comprised solely of independent directors.



                On a CASE BY CASE basis, CMA may withhold votes for a director nominee who has failed to observe good corporate governance practices or, through specific action or inaction, has demonstrated a disregard for the interests of shareholders.



            - Proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. At least one member of the Audit Committee must qualify as a "financial expert" within the definition set forth in rules of the SEC.



            -   Proposals to declassify boards.



            - Proposals to indemnify the board of directors through self-insurance plans or the purchase of insurance (though it is not the intent to eliminate director responsibility for negligence or breaches of fiduciary duty).



            - Proposals to create or eliminate positions or titles for senior management, though CMA prefers that the role of Chairman of the Board and CEO be held by different persons. (In evaluating such proposals, CMA will consider the size of the company and the nature of the shareholder base).



            - Proposals for the annual appointment or approval of independent corporate auditors. An auditor will usually be thought of as independent unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates.



            - Proposals that restore shareholder ability to remove directors with or without cause.



            - Proposals that encourage directors to own a minimum amount of stock.



            - Proposals to permit shareholders to elect directors to fill board vacancies.



            -   Proposals for the company to adopt confidential voting.



         CMA will vote on a CASE-BY-CASE basis in contested elections of directors.


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         CMA generally will vote AGAINST:



            -   Proposals to classify boards.



            - Proposals that give management the ability to alter the size of the board without shareholder approval.



            - Proposals that provide directors may be removed only by supermajority vote.



            - Proposals which allow more than one vote per share in the election of directors.



            - Proposals that provide only continuing directors may elect replacements to fill board vacancies.



            - Shareholder proposals that mandate a minimum amount of stock that directors must own.



            -   Shareholder proposals to limit the tenure of outside directors.



2. Compensation



         CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans, or thrift plans) if they are consistent with business practice. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares of expired options) exceed 10% of the currently outstanding shares overall or 3% for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interests of the clients. CMA requires management to provide substantial justification for the repricing of options.



         CMA generally will vote FOR:



            - Shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted to shareholder ratification.



            -   Shareholder proposals asking a company to expense stock options.



            - Shareholder proposals to put option repricings to a shareholder vote.



            -   Employee stock purchase plans that have the following features:
                (i) the shares purchased under the plan are acquired for no loess than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.



         CMA generally will vote AGAINST:



            - Stock option plans that permit issuance of options with an exercise price below the stock's current market price.


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3.       Capitalization



         CMA generally will vote FOR:



            - Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover action or the proposal increases the authorization by more than 50% without a clear need presented by the company.



            - Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.



            - Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.



            -   Proposals to reduce or change the par value of common stock.



            - Proposals to create blank check preferred stock (i.e., with unspecified voting, conversion, dividend distribution and other rights), as long as the company expressly states that the stock will not be used as an anti-takeover defense.



         CMA generally will vote AGAINST:



            - Proposals to create a new class of common stock with supermajority voting rights (i.e., dual class stock).



4.       Mergers, Restructurings and Other Transactions



         CMA will review, on a CASE BY CASE basis, business transactions such as mergers, acquisitions, asset sales, reorganizations, liquidations, spinoffs and other transactions.



5.       Anti-Takeover Measures



         CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:



         Poison Pills



            - CMA will vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.



            - CMA generally votes FOR shareholder proposals to redeem a poison pill and AGAINST management proposals to ratify a poison pill.



         Greenmail



            - CMA will vote FOR proposals to adopt anti-greenmail charter or by law amendments or otherwise restrict a company's ability to make greenmail payments.


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         Supermajority vote



            - CMA will vote AGAINST management proposals to require a supermajority shareholder vote to approve any proxy proposal, in particular, proposals to approve mergers and other significant corporate transactions.



            - CMA will vote FOR shareholder proposals to lower supermajority vote requirements.



6.       Other Business Matters



         CMA generally will vote FOR



            - Proposals to approve the minutes of a prior meeting, or to change the date, location or time of the annual meeting.



            - Bylaw or charter changes that are of a housekeeping nature (updates or corrections).



            -   Proposals to approve a change in the company's name.



            - Proposals to change the location of the company's principal place of business, provided the purpose is not to reduce the scope of adequate regulatory or financial supervision.



            - Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.



            - Proposals that endorse the recruitment, development and promotion of personnel on a non-discriminatory merit basis, regardless of race, creed, color or gender.



         CMA generally will vote AGAINST:



            - Proposals to eliminate the right of shareholders to act by written consent or call special meetings.



            - Authorization to transact other unidentified, substantive business at a meeting.



            - Proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.



            - Proposals authorizing the company's board of directors to adopt, amend or repeal bylaws without shareholder approval.



            -   Proposals to vote unmarked proxies in favor of management.



B.       ABILITY TO VOTE PROXIES OTHER THAN AS PROVIDED IN A ABOVE.



A Portfolio Manager, sub-adviser or other party involved with a client's or Fund's account may conclude that the interest of the client or Fund requires that a proxy be voted on a proposal in a manner that differs from the predetermined proxy voting policy. In this situation, he or she shall request that the Proxy Committee consider voting the proxy on the proposal other than according to the predetermined policy provided in III (A) above. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to the


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predetermined policy, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.



The Proxy Committee may vary from the predetermined policy if it determines that voting on the proposal according to the predetermined policy would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs. In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.



C.       PROPOSALS REQUIRING SPECIAL CONSIDERATION



The following proposals require individual, special consideration. The Proxy Committee will determine how proxies related to each of these proposals will be voted. The Proxy Committee shall determine to vote against any such proposal which would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.



         1. NEW PROPOSALS. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Guideline, which will be incorporated into this Proxy Voting Policy and Procedures.



         2. ACCOUNTS ADHERING TO TAFT HARTLEY PRINCIPLES. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").



         3. ACCOUNTS ADHERING TO SOCIALLY RESPONSIBLE PRINCIPLES. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.



         4. PROXIES OF INTERNATIONAL ISSUERS WHICH BLOCK SECURITIES SALES BETWEEN THE TIME A SHAREHOLDER SUBMITS A PROXY AND THE VOTE. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with these Proxy Voting Guidelines.



         5. PROXIES OF INVESTMENT COMPANY SHARES. Proposals on issues other than those specified above under III (A), e.g., election of directors, selection of accountants.



         6. SHAREHOLDER PROPOSALS. Shareholder proposals that are not covered by III (A) above will be reviewed individually.



         7.       EXECUTIVE/DIRECTOR COMPENSATION. Except as provided in III
                  (A), proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.



         8. PRE-EMPTIVE RIGHTS. Proposals to create or eliminate pre-emptive rights. In evaluating proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

If any person (or entity) requests that the Proxy Committee (or any of its members) vote a proxy in a specific manner, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.



IV.      VOTING PROCEDURES



The Proxy Committee has developed the following procedures to assist in the voting of proxies according to the Voting Guidelines set forth in Section III above. The Proxy Committee may revise these procedures from time to time, as it deems appropriate or necessary to effect the purposes of this Policy and Procedures.



     - CMA shall use Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS shall provide proxy analysis and record keeping services.



     - On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in an account advised by CMA. Information on equity holdings for the international portfolio shall be sent weekly.



     - ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be noted and resolved by ISS.



     - Whenever a vote is solicited, ISS shall send CMA a request to vote over a secure website. CMA personnel shall check this website daily. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section III. CMA shall promptly provide ISS with any amendments or modifications to the Guidelines. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.



     - ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.



     - Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of a client requires another vote or the proposal is a matter on which the Proxy Committee has discretion under Section III.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or "Socially Responsible " clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or "Socially Responsible " clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

Part C.  OTHER INFORMATION

Colonial Small Cap Value Fund, Variable Series (CSCVF)
Colonial Strategic Income Fund, Variable Series (CSIF)
Columbia High Yield Fund, Variable Series (CHYF)
Columbia International Fund, Variable Series (CIF)
Columbia Real Estate Equity Fund, Variable Series (CREEF)
Liberty Equity Fund, Variable Series (LEF)
Liberty Growth & Income Fund, Variable Series (LGIF)
Liberty S&P 500 Index Fund, Variable Series (L500)
Liberty Select Value Fund, Variable Series (LSVF)
Newport Tiger Fund, Variable Series (NTF)

Item 23.           Exhibits:


     (a) Amended and Restated Agreement and Declaration of Trust dated May 23, 2000(4)

     (b)         Amended and Restated By-Laws dated June 20, 2001(6)

     (c) Article IV, Paragraph D; Article V; Article VI, Section II, Paragraph 2.06; Article VIII, Paragraph A; Article X, Paragraph D; and Article XII of the Agreement and Declaration of Trust, as amended, and Article VI and Article IX of the By-Laws, as amended, each define the rights of shareholders

     (d)(1) Management Agreement dated November 1, 2003 between the Registrant and Columbia Management Advisors, Inc. ("Columbia"), with respect to CIF, CSCVF, CSIF, LGIF, LSVF and NTF

     (d)(2)(i) Management and Sub-Advisory Agreement dated November 1, 2001 between the Registrant, LASC and Colonial, with respect to L500(6)(*)

     (d)(2)(ii) Portfolio Management Agreement dated November 1, 2001 between the Registrant, LASC and SSgA Funds Management, Inc. ("SSgA"), with respect to L500(6)(*)

     (d)(3) Management Agreement dated November 1, 2003 between the Registrant and Columbia with respect to CREEF, CHYF and LEF

     (e)(1) Underwriting Agreement dated August 15, 1997, as amended June 18, 1999 between the Registrant and Columbia Funds Distributor, Inc. (formerly named Liberty Funds Distributor, Inc.) ("CFD")(1)

     (e)(2)(i) 12b-1 Plan Implementing Agreement between the Registrant and CFD dated June 1, 1999, as amended May 30, 2000(3)

     (e)(2)(ii) Appendix 1 of 12b-1 Plan Implementing Agreement dated April 14, 2003(7)

     (f)         Not applicable

     (g)(i) Form of Custodian Contract between Registrant and State Street Corporation (formerly named State Street Bank and Trust Company) dated October 10, 2001 - filed as Exhibit (g) in Part C, Item 23(b) of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Columbia Funds Trust II (filed under former name Liberty Funds Trust II) (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

      (g)(ii) Appendix A to Custodian Contract between Registrant and State Street Corporation (formerly named State Street Bank and Trust Company)- filed as Exhibit (j)(2) in part C, Item 24(2) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-2 of Columbia Floating Rate Fund (File Nos. 333-51466 & 811-8953), filed with the Commission on or about December 17, 2003, and is hereby incorporated by reference and made a part of this Registration Statement

      (h)(1) Amended and Restated Pricing and Bookkeeping Agreement between the Registrant and Columbia(7)

      (h)(2)(i) Joinder and Release Agreement with respect to Transfer Agency Agreement dated as of January 3, 1995 among the Trust, Liberty Investment Services, Inc. and Columbia Funds Services, Inc. (formerly named Liberty Funds Services, Inc.) ("CFS")(including form of Transfer Agency Agreement and Amendment No. 1 thereto)(1)

      (h)(2)(ii) Amendment No. 2 to Transfer Agency Agreement dated May 1,
                 1995(1)

      (h)(2)(iii)Amendment No. 3 to Transfer Agency Agreement dated November 15,
                 1997(1)

      (h)(2)(iv) Amendment No. 4 to Transfer Agency Agreement dated April 14,
                 2003(7)

      (h)(3)     Form of Participation Agreement(3)

      (h)(4) Administration Agreement between the Registrant and Columbia on behalf of CHYF, CREEF and LEF dated November 1, 2003

      (i)(1) Opinion and consent of counsel (with respect to Colonial Small Cap Value Fund, Variable Series, Liberty Growth & Income Fund, Variable Series, Colonial Strategic Income Fund, Variable Series, Columbia International Fund, Variable Series and Newport Tiger Fund, Variable Series)(2)

      (i)(2) Opinion and consent of counsel (with respect to Liberty Select Value Fund, Variable Series and Liberty S&P 500 Index Fund, Variable Series)(3)

      (i)(3) Opinion and consent of counsel (with respect to Columbia High Yield Fund, Variable Series, Columbia Real Estate Equity Fund, Variable Series and Liberty Equity Fund, Variable Series)(7)

      (j)(1)     Independent Accountants Consent(PWC)

      (j)(2)     Independent Auditors Consent(E&Y)

      (k)        Not applicable

      (l)        Not applicable

      (m) Rule 12b-1 Distribution Plan dated June 1, 1999, as amended May 30, 2000 and April 14, 2003(7)

      (n)        Not applicable

      (o)        Rule 18f-3 Plan dated May 30, 2000, as amended June 29, 2000(6)

      (p)(1) Code of Ethics of Columbia, the Funds and CFD, as revised November 14, 2003 - filed as Exhibit (r) in Part C, Item 24(2) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-2 of Columbia Floating Rate Fund (File Nos. 333-51466 and 811-8953), filed with the Commission on or about December 17, 2003, and is hereby incorporated by reference and made a part of this Registration Statement

      (p)(2)     Code of Ethics of State Street Global Advisors(5)


Power of Attorney for: Douglas A. Hacker, Janet Langford Kelly, Richard W. Lowry, William E. Mayer, Charles R. Nelson, John J. Neuhauser, Patrick J. Simpson, Thomas E. Stitzel, Thomas C. Theobald, Anne-Lee Verville and Richard L. Woolworth - filed in Part C, Item 24(2) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-2 of Columbia Floating Rate Fund (File Nos. 333-51466 and 811-8953), filed with the Commission on or about December 17, 2003, and is hereby incorporated by reference and made a part of this Registration Statement

(*)      On April 1, 2003, LASC, Colonial and Newport Pacific Management, Inc.
(NPMI) merged into Columbia. Immediately prior to the mergers and also on April 1, 2003, Newport, a subsidiary of NPMI, merged into NPMI.

      (1) Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement filed with the Commission via EDGAR on or about April 16, 1999.
      (2) Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement filed with the Commission via EDGAR on or about April 25, 2000.
      (3) Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement filed with the Commission via EDGAR on or about May 30, 2000.
      (4) Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed with the Commission via EDGAR on or about June 1, 2000.
      (5) Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement filed with the Commission via EDGAR on or about April 20, 2001.
      (6) Incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement filed with the Commission via EDGAR on or about April 30, 2002.

      (7) Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement filed with the Commission via EDGAR on or about April 11, 2003.


Item 24.  Persons Controlled by or under Common Control with Registrant

          None.

Item 25.  Indemnification

          Article Tenth of the Agreement and Declaration of Trust of Registrant (Exhibit (a)), which Article is incorporated herein by reference, provides that Registrant shall provide indemnification of its trustees and officers (including each person who serves or has served at Registration's request as a director, officer, or trustee of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) ("Covered Persons") under specified circumstances.

          Section 17(h) of the 1940 Act provides that neither the Agreement and Declaration of Trust nor the By-Laws of Registrant, nor any other instrument pursuant to which Registrant is organized or administered, shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In accordance with Section 17(h) of the 1940 Act, Article Tenth shall not protect any person against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

          To the extent required under the 1940 Act:

          (i) Article Tenth does not protect any person against any liability to Registrant or to its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office;

          (ii) in the absence of a final  decision on the merits by a court or other body before whom a proceeding was brought that a Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, no indemnification is permitted under Article Tenth unless a determination that such person was not so liable is made on behalf of Registrant by (a) the vote of a majority of the trustees who are neither "interested persons" of Registrant, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel as expressed in a written opinion; and

          (iii)Registrant will not advance attorney's fees or other expenses incurred by a Covered Person in connection with a civil or criminal action, suit or proceeding unless Registrant receives an undertaking by or on behalf of the Covered Person to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and (a) the Covered Person provides security for his undertaking, or (b) Registrant is insured against losses arising by reason of any lawful advances, or (c) a majority of the disinterested, non-party trustees of Registrant or an independent legal counsel as expressed in a written opinion, determine, based on a review of readily-available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

               Any approval of indemnification pursuant to Article Tenth does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Tenth as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in, or not opposed to, the best interests of Registrant or to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person's office.

               Article Tenth also provides that its indemnification provisions are not exclusive.

               Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant or expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

               Registrant, its trustees and officers, its investment manager, and person affiliated with them are insured against certain expenses in connection with the defense of actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits, or proceedings. Registrant will not pay any portion of the premiums for coverage under such insurance that would (1) protect any trustee or officer against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (2) protect its investment manager or principal underwriter, if any, against any liability to Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its duties and obligations under its contract or agreement with the Registrant; for this purpose the Registrant will rely on an allocation of premiums determined by the insurance company.

               In addition, Columbia maintains investment advisory professional liability insurance to insure it, for the benefit of the Trust and its non-interested trustees, against loss arising out of any effort, omission, or breach of any duty owed to the Trust or any Fund by Columbia.

Item 26.       Business and Other Connections of Investment Adviser

               Information regarding the businesses of Columbia Management Advisors, Inc., its officers and directors, and SSgA, Portfolio Manager with respect to L500, is set forth in the Prospectus and in the Statement of Additional Information and is incorporated herein by reference.

               SSgA Funds Management, Inc.

               The business and other connections of the officers and directors of SSgA are listed on the Form ADV of SSgA as currently on file with the Commission (File No. 801-60103).


Item 27.       Principal Underwriter


(a) Columbia Funds Distributor, Inc. (CFDI), a subsidiary of Columbia Management Advisors, Inc., is the Registrant's principal underwriter. CFDI acts in such capacity for each series of Columbia Funds Trust I, Columbia Funds Trust II, Columbia Funds Trust III, Columbia Funds Trust IV, Columbia Funds Trust V, Columbia Funds Trust VI, Columbia Funds Trust VII,Liberty Variable Investment Trust, SteinRoe Variable Investment Trust, Columbia Funds Trust VIII, Columbia Funds
      Trust IX, Columbia Funds Trust XI, Columbia
      Floating Rate Fund, Columbia Institutional Floating Rate Income
      Fund, Columbia Acorn Trust, Galaxy Fund and for Columbia Balanced Fund, Columbia Common Stock Fund, Columbia Daily Income Company,
      Columbia Fixed Income Securities Fund, Columbia Growth Fund,
      Columbia High Yield Fund, Columbia International Stock Fund, Columbia National Municipal Bond Fund, Columbia Oregon Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Short Term Bond Fund,
      Columbia Small Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Strategic Investor Fund and Columbia Technology Fund.


(b)   The  table  below  lists  each   director  or  officer  of  the  principal
      underwriter named in the answer to Item 20.

(1)                 (2)                   (3)

                    Position and Offices  Positions and
Name and Principal  with Principal        Offices with
Business Address*   Underwriter           Registrant
------------------  -------------------   --------------

Ahmed, Yakob           V.P.                  None

Aldi, Andrew           V.P.                  None

Anderson, Judith       V.P.                  None

Antone, Lewis E.       V.P. and Clerk        Asst. Secretary

Ash, James             V.P.                  None

Babbitt, Debra         Sr. V.P. and          None
                       Comp. Officer

Banks, Keith           Director              None

Ballou, Rick           Sr. V.P.              None

Bartlett, John         Managing Director     None

Blumenfeld, Alexander  V.P.                  None

Bozek, James           Sr. V.P.              None

Brown, Beth            Sr. V.P.              None

Claiborne, Doug        Sr. V.P.              None

Climer, Quentin        V.P.                  None

Conley, Brook          V.P.                  None

Cook, Edward           V.P.                  None

Denny, Jeffrey         V.P.                  None

Desilets, Marian       V.P.                  Asst. Secretary

Devaney, James         Sr. V.P.              None

DiMaio, Stephen        V.P.                  None

Doyle, Matthew         V.P.                  None

Emerson, Kim P.        Sr. V.P.              None

Evans, C. Frazier      Managing Director     None

Feldman, David         Managing Director     None

Feloney, Joseph        Sr. V.P.              None

Ferullo, Jeanne        V.P.                  None

Fisher, James          V.P.                  None

Ford, David            V.P.                  None

Froude, Don            Director/President    None

Gentile, Russell       V.P.                  None

Goldberg, Matthew      Sr. V.P.              None

Grace, Anthony         V.P.                  None

Gubala, Jeffrey        V.P.                  None

Guenard, Brian         V.P.                  None

Helwig, Kevin          V.P.                  None

Hodgkins, Joseph       Sr. V.P.              None

Iudice, Jr., Philip    Treasurer and CFO     None

Jarstfer, Marlys       V.P.                  None

Jones, Cynthia         V.P.                  None

Kelley, Terry M.       V.P.                  None

Lynch, Andrew          Managing Director     None

Lynn, Jerry            V.P.                  None

Marcelonis, Sheila     V.P.                  None

Martin, Peter          Sr. V.P.              None

McCombs, Gregory       Sr. V.P.              None

Menchin, Catherine     Sr. V.P.              None

Miller, Anthony        V.P.                  None

Miller, Greg           V.P.                  None

Moberly, Ann R.        Sr. V.P.              None

Morse, Jonathan        V.P.                  None

Nickodemus, Paul       V.P.                  None

Owen, Stephanie        V.P.                  None

Penitsch, Marilyn      V.P.                  None

Piken, Keith           Sr. V.P.              None

Ratto, Gregory         V.P.                  None

Reed, Christopher B.   Sr. V.P.              None

Ross, Gary             Sr. V.P.              None

Schug, Derek           V.P.                  None

Schulman, David        Sr. V.P.              None

Scully-Power, Adam     V.P.                  None

Sellers, Gregory       V.P.                  None

Shea, Terence          V.P.                  None

Sideropoulos, Lou      Sr. V.P.              None

Sinatra, Peter         V.P.                  None

Sprieck, Susan         V.P.                  None

Studer, Eric           Sr. V.P.              None

Sullivan, Paul         V.P.                  None

Waldron, Thomas        V.P.                  None

Walsh, Brian           V.P.                  None

Wess, Valerie          Sr. V.P.              None

Yates, Susan           V.P.                  None

--------------------------
* The address for each individual is One Financial Center, Boston, MA 02111.



Item 28.       Location of Accounts and Records

               The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

               State Street Corporation (formerly named State Street Bank and Trust Company), 2 Avenue De Lafayette, Boston, MA 02110, serves as custodian for all series of the Trust. In such capacity, the custodian bank keeps records regarding securities and other assets in custody and in transfer, bank statements, canceled checks, financial books and records, and other records relating to its duties as custodian. CFS, One Financial Center, Boston, MA 02111, serves as the transfer agent and dividend disbursing agent for the Registrant, and in such capacities is responsible for records regarding each shareholder's account and all disbursements made to shareholders. Columbia, 100 Federal Street, Boston, MA 02110, also maintains all records pursuant to its Pricing and Bookkeeping Agreement with the Trust. CFD, One Financial Center, Boston, MA 02111, serves as principal underwriter for the Trust, and in such capacity maintains all records required pursuant to its underwriting Agreement with the Registrant.

Item 29.       Management Services

               None

Item 30.       Undertakings
               Not Applicable

                             ******************

                                   NOTICE

     A copy of the Agreement and Declaration of Trust, as amended, of Liberty Variable Investment Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the instrument has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Liberty Variable Investment Trust, certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) and has duly caused this Post-Effective Amendment No. 31 to its Registration Statement under the Securities Act of 1933 and Amendment No. 32 under the Investment Company Act of 1940, to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on this 20th day of April, 2004.

                                         LIBERTY VARIABLE INVESTMENT TRUST



                                         by:    /s/J. KEVIN CONNAUGHTON
                                         J. Kevin Connaughton, President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment has been signed below by the following persons in their capacities and on the date indicated.


SIGNATURES                                      TITLE                                         DATE






/s/ J. KEVIN CONNAUGHTON                        President (chief                              April 20, 2004
    J. Kevin Connaughton                        Executive officer)







/s/J. Kevin connaughton                         Chief Financial Officer (principal            April 20, 2004
   J. Kevin Connaughton                         financial officer)






/s/VICKI L. BENJAMIN                            Chief Accounting Officer (principal           April 20, 2004
   Vicki L. Benjamin                            accounting officer)




DOUGLAS A. HACKER*                                   Trustee
Douglas A. Hacker


JANET LANGFORD KELLY*                                Trustee
Janet Langford Kelly


RICHARD W. LOWRY*                                    Trustee
Richard W. Lowry


WILLIAM E. MAYER*                                    Trustee
William E. Mayer


DR. CHARLES R. NELSON*                               Trustee                    /s/ VINCENT P. PIETROPAOLO
Dr. Charles R. Nelson                                                               Vincent P. Pietropaolo
                                                                                    Attorney-in-fact
                                                                                    April 20, 2004

JOHN J. NEUHAUSER*                                   Trustee
John J. Neuhauser


PATRICK J. SIMPSON*                                  Trustee
Patrick J. Simpson


THOMAS E. STITZEL*                                   Trustee
Thomas E. Stitzel


THOMAS C. THEOBALD*                                  Trustee
Thomas C. Theobald


ANNE-LEE VERVILLE*                                   Trustee
Anne-Lee Verville


RICHARD L. WOOLWORTH*                                Trustee
Richard L. Woolworth


                                    EXHIBITS

(d)(1) Management Agreement dated November 1, 2003 between the Registrant and Columbia Management Advisors, Inc. ("Columbia"), with respect to CIF, CSCVF, CSIF, LGIF, LSVF and NTF

(d)(3) Management Agreement dated November 1, 2003 between the Registrant and Columbia with respect to CREEF, CHYF and LEF

(h)(4) Administration Agreement between the Registrant and Columbia on behalf of CHYF, CREEF and LEF dated November 1, 2003

(j)(1) Independent Accountants Consent(PWC)

(j)(2) Independent Auditors Consent(E&Y)